UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

(Investment Company Act File Number)	811-5514

MTB Group of Funds

(Exact Name of Registrant as Specified in Charter)

MTB Investment Advisors, Inc. 100 East Pratt St., 15th Floor Baltimore, MD	21202
(Address of Principal Executive Offices)	(Zip code)

Thomas R. Rus

MTB Investment Advisors, Inc.

100 East Pratt St., 15th Floor

Baltimore, MD 21202

(Name and Address of Agent for Service) (Notices should be sent to the Agent for Service)

Registrant’s Telephone Number: 410.986.5600

Date of Fiscal Year End: 04/30/08

Date of Reporting Period: Fiscal year ended 04/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Managed by MTB Investment Advisors, Inc.

PRESIDENT’S MESSAGE AND

ANNUAL REPORT — APRIL 30, 2008

MTB Funds

Short Duration Government
Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Virginia Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Managed Allocation Fund – Conservative Growth

Managed Allocation Fund – Moderate Growth

Managed Allocation Fund – Aggressive Growth

Balanced Fund

Equity Income Fund

Large Cap Value Fund

Equity Index Fund

Large Cap Stock Fund Large Cap Growth Fund Multi Cap Growth Fund Mid Cap Stock Fund Mid Cap Growth Fund Small Cap Stock Fund Small Cap Growth Fund International Equity Fund

i

Dear Investor:

I am pleased to enclose the Annual Report of the MTB Group of Funds. This report covers the funds’ fiscal year, which is the 12-month reporting period from May 1, 2007 through April 30, 2008. Inside, you will find a discussion of the factors impacting the Funds’ performance during the reporting period, as well as a complete listing of the funds’ holdings and financial statements.

The Economy and Financial Markets in Review

MTB Investments Advisors, Inc., the advisor to the MTB Group of Funds, has provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

As we enter the second half of 2008, the U.S. economy is in a slow-down phase, with some economists and government officials noting the possibility of recession. Since the economy is now in the sixth year of expansion, this would not be unexpected. The early estimate of first quarter 2008 GDP came in at a positive 0.60%. This is the same rate of growth that we experienced for the final quarter of last year and is not the negative number that is needed over a period of two consecutive quarters that defines a true recession.

Notwithstanding the official data, it feels like a recession. Jobs have been eliminated at the rate of 65,000 per month for the first four months of 2008, and the unemployment rate is now over 5.00%. Housing continues its slowdown, and it may last throughout the year. Gasoline prices are at record levels, and consumer confidence is waning.

Yet, all is not gloom and doom. In recent speeches, leading bankers and Treasury officials indicated that we are seeing the light at the end of the tunnel in the credit crisis. This is not to say that it is over, but actions taken by the Federal Reserve appear to have alleviated the situation. Furthermore, monetary policy has brought overnight interest rates down to 2.00%, and the fiscal stimulus package is providing dollars for consumers to spend. As a result, this economic slowdown is expected to be short and shallow with growth coming back during the second half. It might be time to use the other “R” word: namely, Recovery.

The Bond Markets

Over the six months ending April 30, the bond market has endured a difficult period. While bond market participants have come to expect a downturn in the credit cycle every 5 or 6 years, the 2007-2008 version has been particularly difficult. In particular, liquidity in the market became scarce and loan problems have accelerated, leaving many broker/dealers and commercial banks facing the prospect of raising additional capital.

Treasury bills and notes have outperformed all other sectors of the bond market as “flight to quality” buying buoyed treasury prices and other sectors lagged such as mortgage-backed securities and corporate bonds. The Federal Reserve’s response to this situation was to aggressively lower the federal funds rate from 4.50% on October 31, 2007 to 2.00% on April 30, 2008. In addition the Federal Reserve also undertook several initiatives to liquefy the financial markets including allowing broker/dealers to borrow directly from the Fed. This combination of aggressive monetary policy and the Fed’s initiatives, has improved the bond market’s functionality markedly in the last two months. At this juncture, we believe the liquidity and credit crisis has largely passed and the focus of the bond market will be the health of the economy.

For the 12-month reporting period May 1, 2007 through April 30, 2008, bond market indices performed as follows1:

Lehman Aggregate Bond Index[2]	Treasuries[3]	Mortgage-Backed[4]	Corporate[5]	Municipals[6]
6.86%	9.71%	7.41%	3.83%	2.79%

The Stock Markets

The stock market experienced extreme changes in direction and volatility during this fiscal year. The economic trends reversed from strong, predictable Gross Domestic Product growth of 4.00% to a level of low confidence and economic growth rates of 0.60%. This caused an abrupt shift in investor attitudes, which were magnified by huge financial write-downs brought on by mortgage activity in the sub-prime markets. Housing activity was very weak and financial returns turned negative. The Federal Reserve stepped in and lowered interest rates seven times to stabilize the economy and brought liquidity back to the financial markets.

PRESIDENT’S MESSAGE  /  April 30, 2008

ii

Most of the disruption in equity returns was domestic as global momentum continued with China and India maintaining demand for world goods. Domestic discretionary securities underperformed as housing values declined and unemployment rose. Financial securities didn’t fair much better as large write offs due to mortgage credit turned sour. With a slowing economy, banks and other lenders witnessed increased charge offs for loans and increased foreclosures bringing down earning forecasts.

Commodity related issues, Energy, Material and Commodities remained strong as customer demand outstripped supply, pushing up product prices and ultimately profits. Large positive stock returns resulted, helping to carry the overall indices to modest gains or losses depending on the index for the fiscal year.

The growth of the global markets positively influenced those industrial companies that exported goods or were doing business outside the United States. The weak dollar positively positioned these manufacturers against rival competitors. This sector balanced out the negative influences from the decline in housing resulting in modest but positive GDP growth.

There was great movement within the financial markets as concerns rose over the slowing economy, declining housing values, rising energy prices and overall financial confidence in the system. The Dow Jones Industrial Average started the fiscal year at 13,062 and finished the fiscal year at 12,820. However, as events unfolded and negative news took hold, the equity market shot up or down two, three or four percent in any one day. Event-driven results became a daily occurrence. The equity market hit an all time high of 14,164 on October 9, 2007 and then fell to 11,740 by March 10, 2008. The first calendar quarter 2008 results experienced negative double-digit total returns for common stocks only to have April’s performance be one of the better historical returns of 0.50% for the month.

While the equity markets remain skittish the major causes for this volatility appears to be working itself out. We anticipate the future will bring better clarity and fundamental growth that will stabilize the markets going forward.

For the 12-month reporting period May 1, 2007 through April 30, 2008, stock market indices performed as follows:

S&P 500[7]	Dow Jones Industrial Average[8]	NASDAQ[9]
(4.68)%	0.47%	(3.67)%

The MTB Group of Funds, with assets of over $11.3 billion as of April 30, 2008, give investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income10, stay ahead of inflation, or keep your cash working, one or more of MTB Funds can provide you with the diversification, flexibility and professional management you need.11

Sincerely,

Carl W. Jordan

President

June 24, 2008

For more complete information, please download the MTB Funds’ prospectus available on www.mtbfunds.com or call 1-800-836-2211 for a copy. You should consider the funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment.

April 30, 2008  /  PRESIDENT’S MESSAGE

iii

1.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2.	Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. Investments cannot be made in an index.

3.	Lehman Brothers Treasury Bond Index: Composed of all US Treasury publicly issued notes and bonds with a minimum outstanding principal amount of $50 million and a minimum maturity of one year. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Indexes are unmanaged and investments cannot be made in an index.

4.	Lehman Brothers Fixed Mortgage Securities Index: An unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. Investments cannot be made in an index.

5.	Lehman Brothers Credit Bond Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody’s Investors Service or BBB by Standard and Poor’s, if unrated by Moody’s. Collateralized Mortgage Obligations (CMOs) are not included. Indexes are unmanaged and investments cannot be made in an index.

6.	Lehman Brothers Municipal Bond Index: A broad market performance benchmark index for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par balance of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Indexes are unmanaged and investments cannot be made in an index.

7.	The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

8.	Dow Jones Industrial Average (“DJIA”): An unmanaged average which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. Investments cannot be made in an index.

9.	NASDAQ Composite Index: An unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Investments cannot be made in an index.

10.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

11.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE  /  April 30, 2008

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: April 30, 2008

MTB Funds

Short Duration Government Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Virginia Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Managed Allocation Fund – Conservative Growth

Managed Allocation Fund – Moderate Growth

Managed Allocation Fund – Aggressive Growth

Balanced Fund

Equity Income Fund

Large Cap Value Fund

Equity Index Fund

Large Cap Stock Fund Large Cap Growth Fund Multi Cap Growth Fund Mid Cap Stock Fund Mid Cap Growth Fund Small Cap Stock Fund Small Cap Growth Fund International Equity Fund

1

MTB SHORT DURATION GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the MTB Short Duration Government Bond Fund outperformed its peer group returning 5.65% for Class A Shares, 4.76% for Class B Shares and 5.81% for Institutional I Shares, based on net asset value,* while the Lipper Short U.S. Government Average** returned 5.05%, and the Lehman Brothers 1-3 Year Government Bond Index*** returned 7.58%.

Over the last fiscal year, the fixed income market experienced the most significant adjustment in the risk premia since the Great Depression. The fiscal year started with record amounts of liquidity and insatiable investor demand for yield. This resulted in the additional yield that investors received for taking on both credit and structure risk, which were at almost historical lows. In our opinion, investors were simply not adequately compensated for taking significant risks in the Corporate, Mortgage-Backed, and Asset-Backed sectors of the bond market. From October to mid-March, we purchased well-structured securities and modestly reduced the average maturity of the portfolio.

To combat the credit crisis, the Federal Reserve Board (Fed) has initiated several monetary policy actions, not the least of which was to lower the Federal Funds rate by 325 basis points to 2% by April 30th 2008. A year ago the incremental yield that an investor would receive from investing in a 10-year US Treasury Note versus a 2-year US Treasury Note was just 10 basis points. As the credit crisis mounted and the Fed aggressively lowered interest rates, the yield curve steepened dramatically, reaching over 200 basis points by March of 2008.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 2.46%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (0.24)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***	The Lehman Brothers 1-3 Year Government Bond Index is a widely recognized index of U.S. government obligations with maturities between one and three years. This index is unmanaged and investments cannot be made in an index.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2008

2

MTB SHORT DURATION GOVERNMENT BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short Duration Government Bond Fund (Class A Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB)2 and the Lipper Short U.S. Government Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	2.46%
Start of Performance (8/18/2003)	2.50%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 3.00%.

Expense Ratio

Before Waivers	1.26%
After Waivers	0.81%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LB1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

3

MTB SHORT DURATION GOVERNMENT BOND FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short Duration Government Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB)2 and the Lipper Short U.S. Government Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(0.24)%
Start of Performance (8/18/2003)	1.97%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.76%
After Waivers	1.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 2.00% on any redemption up to 5 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LB1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

4

MTB SHORT DURATION GOVERNMENT BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short Duration Government Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB)2 and the Lipper Short U.S. Government Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	5.81%
5 Years	3.06%
10 Years	4.21%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.01%
After Waivers	0.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LB1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Short Duration Government Bond Fund is the successor to the Governor Limited Duration Government Securities Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Limited Duration Government Securities Fund. The quoted performance of MTB Short Duration Government Bond Fund includes performance of certain predecessor collective trust fund (“commingled”) accounts, for periods prior to the Governor Limited Duration Government Securities Fund’s commencement of operations on July 1, 1997, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts’ performance may have been adversely affected.

April 30, 2008  /  ANNUAL REPORT

5

MTB SHORT-TERM CORPORATE BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned 4.48% for Class A Shares, 3.70% for Class B Shares and 4.74% for Institutional I Shares, based on net asset value*, versus 1.65% against its peer group, the Lipper Short Investment Grade Debt Funds Average,** and 7.17% against it’s benchmark, the Lehman Brothers 1-3 Year Government/Credit Bond Index.***

The MTB Short-Term Corporate Bond Fund significantly outperformed its peer group in fiscal 2008. Over the last fiscal year, the fixed income market experienced the most significant adjustment in the risk premia since the Great Depression. The fiscal year started with record amounts of liquidity and insatiable investor demand for yield. The additional yield that investors received for taking on both credit and structure risk, was at almost historical lows. In our opinion, investors were simply not adequately compensated for taking significant risks in the Corporate, Mortgage-Backed, and Asset-Backed sectors of the bond market. As a result the MTB Short-Term Corporate Bond Fund was underweighted in most of those sectors as 2008 drew to a close. We slightly reduced our overall corporate exposure but significantly lowered our exposure to corporates in the Finance sector. We maintained a minimal exposure to the Asset-Backed sector of the market, as well as underweighted the Mortgage-Backed sector. While this defensive posture hurt our relative performance in the first part of the fiscal year, the ensuing credit crisis rewarded our defensive posture quite handsomely.

To combat the credit crisis the Federal Reserve Board (Fed) has initiated several monetary policy actions, not the least of which is to lower the Federal Funds rate by 325 basis points to 2% by April 30th 2008. In anticipation of an accommodative Fed, the Fund increased its exposure to assets maturing in 1 to 3 years. A year ago the incremental yield++ that an investor would receive from investing in a 10-year US Treasury Note versus a 2-year US Treasury Note was just 10 basis points. As the credit crisis mounted and the Fed aggressively lowered interest rates, the yield curve steepened dramatically, reaching over 200 basis points by March of 2008. While the Fund had an overall duration+ that was less than its benchmark over this period, its overweighting in the short end of the yield curve provided excess returns.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 1.39%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (1.30)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***	The Lehman Brothers 1-3 Year Government/Credit Bond Index in an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and investments cannot be made in an index.

+	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

++	High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2008

6

MTB SHORT-TERM CORPORATE BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short-Term Corporate Bond Fund (Class A Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2008, compared to the Lehman Brothers 1-3 Year Government/Credit Bond Index (LBGC)2 and the Lipper Short Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	1.39%
Start of Performance (8/25/2003)	2.30%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 3.00%.

Expense Ratio

Before Waivers	1.49%
After Waivers	0.89%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

7

MTB SHORT-TERM CORPORATE BOND FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short-Term Corporate Bond Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2008, compared to the Lehman Brothers 1-3 Year Government/Credit Bond Index (LBGC)2 and the Lipper Short Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(1.30)%
Start of Performance (8/25/2003)	1.78%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.00%
After Waivers	1.75%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 2.00% on any redemption up to 5 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

8

MTB SHORT-TERM CORPORATE BOND FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short-Term Corporate Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers 1-3 Year Government/Credit Bond Index (LBGC)2 and the Lipper Short Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20083

1 Year	4.74%
5 Years	3.03%
10 Years	3.99%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.24%
After Waivers	0.74%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3	Performance presented prior to August 22, 2003 reflects the performance of the ARK Short-Term Bond Portfolio, which the MTB Short-Term Corporate Bond Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Short-Term Bond Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

April 30, 2008  /  ANNUAL REPORT

9

MTB U.S. GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned 6.58% for Class A Shares, 5.69% for Class B Shares and 6.74% for Institutional I Shares, based on net asset value,* versus 5.98% for its peer group, the Lipper U.S. Government Funds Average,** and 9.34% for its benchmark, the Lehman Brothers U.S. Government Bond Index.***

For the 2nd consecutive year the Fund experienced a very good positive total return for the period as interest rates moved lower. The fixed income market experienced one of its most stressful environments as a slowing economy, declining housing prices and sub-prime lending problems resulted in a full-scale credit crunch and flight to quality. Investors sold more risky assets including government backed mortgage backed securities in favor of buying U.S. Treasury securities especially at the short end of the yield curve. At the height of the panic when Bear Stearns was sold to JP Morgan, the 2-year Treasury yield fell to 1.32% and the yield curve steepened to over 200 basis points between the yield on the 10-year treasury and the 2-year treasury. Calendar year 2007 and the 1st quarter of 2008 were one of the worst periods ever for mortgage backed securities as increased supply generated from homeowners refinancing to fixed rate loans from adjustable rate and the de-leveraging of hedge funds and Wall Street dealers resulted in underperformance of this sector of the bond market. The Federal Reserve Board (Fed) was very aggressive in lowering interest rates during the 2nd half of the fiscal year. The Fed cut the Fed Funds target by 325 basis points to 2% and provided various financing programs to the commercial banks and primary dealers to provide liquidity to the financial system.

During the course of the year the fund benefited from our duration+ management and yield curve strategy. In particular, our strategy to underweight the longer end of the yield curve while overweighting the 2 to 5 year portion of the yield curve benefited from the steeper yield curve. Although the Lehman Brothers U.S. Government Bond Index*** does not include mortgage-backed securities, our Lipper peer group has almost a 50% allocation to mortgage backed securities. Our relative underweight versus our peer group aided performance of the fund versus our peer group. Furthermore our portfolio had no exposure to the sub-prime mortgage backed sector, which suffered very large losses.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 1.75%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was 0.69%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***	The Lehman Brothers U.S. Government Bond Index is a market value weighted index of U.S. government and agency securities (other than mortgage securities) with maturities of one year or more.

+	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2008

10

MTB U.S. GOVERNMENT BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB U.S. Government Bond Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers U.S. Government Bond Index (LBUSGB)2 and the Lipper U.S. Government Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	1.75%
5 Years	2.61%
10 Years	4.63%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Expense Ratio

Before Waivers	1.33%
After Waivers	0.94%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBUSGB and the Lipper U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBUSGB and the Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

11

MTB U.S. GOVERNMENT BOND FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB U.S. Government Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Lehman Brothers U.S. Government Bond Index (LBUSGB)2 and the Lipper U.S. Government Funds Average.

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	0.69%
Start of Performance (8/18/2003)	2.77%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.90%
After Waivers	1.83%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 2.00% on any redemption up to 5 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBUSGB and the Lipper U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBUSGB and the Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

12

MTB U.S. GOVERNMENT BOND FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB U.S. Government Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Lehman Brothers U.S. Government Bond Index (LBUSGB)2 and the Lipper U.S. Government Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	6.74%
Start of Performance (8/18/2003)	4.22%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.14%
After Waivers	0.83%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBUSGB and the Lipper U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBUSGB and the Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

13

MTB NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned 1.21% for Class A Shares, 0.31% for Class B Shares, and 1.31% for the Institutional I Shares, based on net asset value* versus 3.42% for its benchmark, the Lehman Brothers New York Tax-Exempt Index.**

Contributing negatively to performance was the Fund’s longer overall duration*** and exposure to lower rated credits+. While the portfolio generally focuses on intermediate maturity bonds, the duration of the Fund extended as long-term rates rose. The municipal market was not spared from the mayhem of the financial crisis that began during the summer of 2007. The decline in the housing market and the subsequent disintegration of the sub-prime mortgage market had a negative impact on municipals as it was revealed that municipal bond insurers had also insured substantial assets backed by sub-prime loans. The write-downs were enough to warrant ratings downgrades of several insurers and left doubt that the others might also be downgraded. The banks and brokerage houses also felt the pressures of the sub-prime market and responded by tightening credit and failed to facilitate the auction of Auction Rate Securities, a large part of the municipal market. All this uncertainty and turmoil led to a seizing up of the municipal market to a point where credit spreads widened significantly and municipals came to trade at their most attractive levels ever. The incremental yield advantage of owning a high-grade tax-exempt bond was more than 150% of U.S. Treasury issues in some maturities.

Over the course of the past year, the municipal bond yield curve has steepened, with short-term rates falling approximately 150 basis points to roughly 2% (average of 1 and 2 year note yields) in response to the Federal Reserve Board’s easing program and long-term rates rising more than 50 basis points to 4.8% due to turmoil in the financial markets

The Fund’s overall credit quality (AA) is in-line with the rating of New York State, which are rated Aa3 by Moody’s and AA by Standard and Poor’s++. We have continued to see a slowing economic environment in the New York State over the past year.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (3.39)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (4.57)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Lehman Brothers New York Tax-Exempt Index is a total return performance benchmark for the New York long-term investment grade tax-exempt bond market. Returns and attributes for this index are calculated semi-monthly using approximately 22,000 municipal bonds classified as general obligation bonds (state and local), revenue bonds (excluding insured revenue bonds), insured bonds (includes all bond insurers with Aaa/AAA ratings), and prerefunded bonds. The index is unmanaged and investments cannot be made in an index.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

+	High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

++	Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2008

14

MTB NEW YORK MUNICIPAL BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB New York Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers New York Tax-Exempt Index (LBNYTE)2 and the Lipper New York Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(3.39)%
5 Years	2.10%
10 Years	3.67%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Expense Ratio

Before Waivers	1.39%
After Waivers	0.79%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

15

MTB NEW YORK MUNICIPAL BOND FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB New York Municipal Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Lehman Brothers New York Tax-Exempt Index (LBNYTE)2 and the Lipper New York Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(4.57)%
Start of Performance (8/18/2003)	2.31%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.91%
After Waivers	1.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 2.00% on any redemption up to 5 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

16

MTB NEW YORK MUNICIPAL BOND FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB New York Municipal Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Lehman Brothers New York Tax-Exempt Index (LBNYTE)2 and the Lipper New York Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	1.31%
Start of Performance (8/18/2003)	3.69%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.16%
After Waivers	0.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

17

MTB PENNSYLVANIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year-ended April 30, 2008, the Fund generated returns of 2.87% on Class A Shares, 1.96% on Class B Shares and 2.97% on Institutional I Class Shares, based on net asset value* versus the Fund’s benchmarks which returned 4.13% for the Lehman Brothers 10-Year Municipal Bond Index, and 5.54% for the Lehman Brothers 7-Year Municipal Bond Index.** This illustrates the difference in performance between bonds with shorter durations*** which typically outperformed similarly rated bonds with longer durations.

The municipal market was not spared from the mayhem of the financial crisis that began during the summer of 2007. The decline in the housing market and the subsequent disintegration of the sub-prime mortgage market had a negative impact on municipals as it was revealed that municipal bond insurers had also insured substantial assets backed by sub-prime loans. The write-downs were enough to warrant ratings downgrades of several insurers and left doubt that the others might also be downgraded. The banks and brokerage houses also felt the pressures of the sub-prime market and responded by tightening credit and failed to facilitate the auction of Auction Rate Securities, a large part of the municipal market. All this uncertainty and turmoil led to a seizing up of the municipal market to a point where credit spreads widened significantly and municipals came to trade at their most attractive levels ever. The incremental yield advantage of owning a high-grade tax-exempt bond was more than 150% of U.S. Treasury issues in some maturities.

Over the course of the past year, the municipal bond yield curve has steepened, with short-term rates falling approximately 150 basis points to roughly 2% (average of 1 and 2 year note yields) in response to the Federal Reserve Board’s easing program and long-term rates rising more than 50 basis points to 4.8% due to turmoil in the financial markets.

While rising longer-term interest rates and the weakness in mid-to-lower quality credits have eroded the returns generated by the average coupon rate, they were somewhat offset by the positive returns generated by falling short-term interest rates and demand for liquidity and quality provided by pre-refunded bonds.

The Fund’s overall quality (Aa3) is slightly above that of the Commonwealth of Pennsylvania’s general obligation bonds rated Aa2/AA/AA by Moody’s, Standard & Poor’s and Fitch,+ but in-line with the rating of the Lehman Pennsylvania Municipal Bond Index.++ The portfolio’s weighting in high quality, short duration securities has contributed positively to the Fund’s performance over the past year, however, the Fund’s holdings in mid-to-lower quality+++, long-duration assets has limited performance. While the portfolio generally focuses on bonds in the intermediate-term maturity segment, we have gradually extended the effective duration over the course of the year as opportunities developed. We remain committed to limiting the percentage allocated to bonds subject to the Alternative Minimum Tax.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (1.81)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (3.01)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Lehman Brothers 7 Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between six and eight years. The Lehman Brothers 10 Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between eight and twelve years. Indexes are unmanaged and investments cannot be made in an index.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

+	Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

++	The Lehman Pennsylvania Municipal Bond Index is a market value weighted index of Pennsylvania investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

+++	High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2008

18

MTB PENNSYLVANIA MUNICIPAL BOND FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Pennsylvania Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(1.81)%
5 Years	1.82%
10 Years	3.36%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Expense Ratio

Before Waivers	1.38%
After Waivers	0.95%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	Performance presented prior to August 15, 2003 reflects the performance of the ARK Pennsylvania Tax-Free Portfolio, which the MTB Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Pennsylvania Municipal Intermediate Bond Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

April 30, 2008  /  ANNUAL REPORT

19

MTB PENNSYLVANIA MUNICIPAL BOND FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Pennsylvania Municipal Bond Fund (Class B Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20083

1 Year	(3.01)%
5 Years	1.57%
10 Years	4.06%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.87%
After Waivers	1.83%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

3	Performance presented prior to August 15, 2003 reflects the performance of the ARK Pennsylvania Tax-Free Portfolio, which the MTB Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Pennsylvania Municipal Intermediate Bond Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

ANNUAL REPORT  /  April 30, 2008

20

MTB PENNSYLVANIA MUNICIPAL BOND FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Pennsylvania Municipal Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20083

1 Year	2.97%
5 Years	2.84%
10 Years	3.97%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.13%
After Waivers	0.85%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

3	Performance presented prior to August 15, 2003 reflects the performance of the ARK Pennsylvania Tax-Free Portfolio, which the MTB Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Pennsylvania Municipal Intermediate Bond Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

April 30, 2008  /  ANNUAL REPORT

21

MTB MARYLAND MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned 1.30% for Class A Shares, 0.39% for Class B Shares, and 1.40% for Institutional I Class Shares, based on net asset value,* versus the Fund’s benchmarks which returned 4.13% for the Lehman Brothers 10-Year Municipal Bond Index,** and 5.54% for the Lehman Brothers 7-Year Municipal Bond Index.** This illustrates the difference in performance between bonds with shorter durations*** which typically outperformed similarly rated bonds with longer durations.

The municipal market was not spared from the mayhem of the financial crisis that began during the summer of 2007. The decline in the housing market and the subsequent disintegration of the sub-prime mortgage market had a negative impact on municipals as it was revealed that municipal bond insurers had also insured substantial assets backed by sub-prime loans. The write-downs were enough to warrant ratings downgrades of several insurers and left doubt that the others might also be downgraded. The banks and brokerage houses also felt the pressures of the sub-prime market and responded by tightening credit and failed to facilitate the auction of Auction Rate Securities, a large part of the municipal market. All this uncertainty and turmoil led to a seizing up of the municipal market to a point where credit spreads widened significantly and municipals came to trade at their most attractive levels ever. The incremental yield advantage of owning a high-grade tax-exempt bond was more than 150% of U.S. Treasury issues in some maturities.

Over the course of the past year, the municipal bond yield curve has steepened, with short-term rates falling approximately 150 basis points to roughly 2% (average of 1 and 2 year note yields) in response to the Federal Reserve Board’s easing program and long-term rates rising more than 50 basis points to 4.8% due to turmoil in the financial markets.

While rising longer-term interest rates and the weakness in mid-to-lower quality + credits have eroded the returns generated by the average coupon rate, they were somewhat offset by the positive returns generated by falling short-term interest rates and demand for liquidity and quality provided by pre-refunded bonds.

The Fund overall quality is Aa3, while the state of Maryland’s general obligation debt continues to be rated in the highest category (Aaa/AAA/AAA) by Moody’s, Standard & Poor’s and Fitch.++ The quality of the portfolio is also slightly lower than the rating of the Lehman Brothers Maryland Municipal Bond Index.+++ This lower quality rating bias negatively impacted the Fund’s performance over the past year. Also contributing negatively to performance is the Fund’s longer duration stance in sectors and credits tainted by the sub-prime concerns. While the portfolio generally focuses on bonds in the intermediate-term maturity segment, we have gradually extended the effective duration over the course of the year as opportunities developed. We remain committed to limiting the percentage allocated to bonds subject to the Alternative Minimum Tax.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (3.29)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (4.47)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Lehman Brothers 7 Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between six and eight years. The Lehman Brothers 10 Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between eight and twelve years. Indexes are unmanaged and investments cannot be made in an index.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

+	High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

++	Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

+++	The Lehman Brothers Maryland Municipal Bond Index is a market value weighted index of Maryland investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income my be subject to federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2008

22

MTB MARYLAND MUNICIPAL BOND FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Maryland Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(3.29)%
5 Years	1.98%
10 Years	3.53%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Expense Ratio

Before Waivers	1.39%
After Waivers	0.81%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

The Advisor has contractually agreed to waive all or a portion of its advisory fee and/or reimburse certain operating expenses in order to limit total operating expenses to not more than 0.85%. It is anticipated that this commitment will expire 4/30/2008. Additional waivers are voluntary and may be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

April 30, 2008  /  ANNUAL REPORT

23

MTB MARYLAND MUNICIPAL BOND FUND – CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Maryland Municipal Bond Fund (Class B Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(4.47)%
5 Years	1.75%
10 Years[3]	4.48%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.89%
After Waivers	1.72%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

The waivers/reimbursements for this Share class are voluntary; however, to the extent that the management fee is being waived, the amount of the waiver/reimbursement for this Share class may depend on the amount of the management fee that would have to be waived in order to comply with a contractual limit on expenses with respect to an other class of Fund shares.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemptions over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and averge.

2	The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

3	The start of performance date was November 18, 1996. Class B Shares of the Fund were offered beginning September 1, 1999. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund’s Class B Shares. The Fund’s Institutional I Shares commenced operations November 18, 1996. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

†	The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

ANNUAL REPORT  /  April 30, 2008

24

MTB MARYLAND MUNICIPAL BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Maryland Municipal Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Other States Intermediate Municipal Debt Funds Average. 2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	1.40%
5 Years	3.07%
10 Years	4.16%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.14%
After Waivers	0.72%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

The waivers/reimbursements for this Share class are voluntary; however, to the extent that the management fee is being waived, the amount of the waiver/reimbursement for this Share class may depend on the amount of the management fee that would have to be waived in order to comply with a contractual limit on expenses with respect to an other class of Fund shares.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

April 30, 2008  /  ANNUAL REPORT

25

MTB VIRGINIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund generated a positive 2.47% return on Class A Shares, based on net asset value* versus the Fund’s benchmarks which returned 4.13% for the Lehman Brothers 10-Year Municipal Bond Index,** and 5.54% for the Lehman Brothers 7-Year Municipal Bond Index.** This illustrates the difference in performance between bonds with shorter durations which typically outperformed similarly rated bonds with longer durations.***

The municipal market was not spared from the mayhem of the financial crisis that began during the summer of 2007. The decline in the housing market and the subsequent disintegration of the sub-prime mortgage market had a negative impact on municipals as it was revealed that municipal bond insurers had also insured substantial assets backed by sub-prime loans. The write-downs were enough to warrant ratings downgrades of several insurers and left doubt that the others might also be downgraded. The banks and brokerage houses also felt the pressures of the sub-prime market and responded by tightening credit and failed to facilitate the auction of Auction Rate Securities, a large part of the municipal market. All this uncertainty and turmoil led to a seizing up of the municipal market to a point where credit spreads widened significantly and municipals came to trade at their most attractive levels ever. The incremental yield advantage of owning a high-grade tax-exempt bond was more than 150% of U.S. Treasury issues in some maturities.

Over the course of the past year, the municipal bond yield curve has steepened, with short-term rates falling approximately 150 basis points to roughly 2% (average of 1 and 2 year note yields) in response to the Federal Reserve Board’s easing program and long-term rates rising more than 50 basis points to 4.8% due to turmoil in the financial markets.

While rising longer-term interest rates and the weakness is mid-to-lower quality credits have eroded the returns generated by the average coupon rate, they were somewhat offset by the positive returns generated by falling short-term interest rates and demand for liquidity and quality provided by pre-refunded bonds.

The Fund overall portfolio quality is Aa2, while the state of Virginia’s general obligation debt continues to be rated in the highest category (Aaa/AAA/AAA) by Moody’s, Standard & Poor’s and Fitch.+ The quality of the portfolio is in-line with the rating of the Lehman Brothers Virginia Municipal Bond Index.++ The portfolio’s weighting in high quality, short duration securities has contributed positively to the Fund’s performance over the past year, however, the Fund’s holdings in mid-to-lower quality, long-duration assets has limited performance.+++ While the portfolio generally focuses on bonds in the intermediate-term maturity segment, we have gradually extended the effective duration over the course of the year as opportunities developed. We remain committed to limiting the percentage allocated to bonds subject to the Alternative Minimum Tax.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (2.11)%, adjusted for the Fund’s sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Lehman Brothers 7 Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between six and eight years. The Lehman Brothers 10 Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between eight and twelve years. Indexes are unmanaged and investments cannot be made in an index.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

+	Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

++	The Lehman Brothers Virginia Municipal Bond Index is a market value weighted of Virginia investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

+++	High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income my be subject to federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2008

26

MTB VIRGINIA MUNICIPAL BOND FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Virginia Municipal Bond Fund (Class A Shares) (the “Fund”) from October 31, 1998 to April 30, 2008, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB),2 the Lipper Virginia Municipal Debt Funds Average2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(2.11)%
5 Years	1.89%
10 Years	3.60%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Expense Ratio

Before Waivers	1.77%
After Waivers	0.88%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

The Advisor has contractually agreed to waive all or a portion of its advisory fee and/or reimburse certain operating expenses in order to limit total operating expenses to not more than 0.90%. It is anticipated that this commitment will expire 4/30/2008.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB, the Lipper Virginia Municipal Debt Funds Average and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and averages.

2	The LB10MB, LB7MB, the Lipper Virginia Municipal Debt Funds Average and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Virginia Municipal Bond Fund is the successor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The information presented above, for the periods prior to February 24, 2006, is historical information for the FBR Virginia Tax-Free Portfolio. The fiscal year end of FBR Virginia Tax-Free Portfolio was October 31.

April 30, 2008  /  ANNUAL REPORT

27

MTB INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned 5.85% for Class A Shares, 5.07% for Class B Shares and 6.01% for Institutional I Shares, based on net asset value*, versus 3.38%, against it’s peer group, the Lipper Intermediate Investment Grade Debt Funds Average,** and 7.58% against it’s benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index***.

The MTB Intermediate-Term Bond Fund significantly outperformed its peer group in fiscal 2008. Over the last fiscal year, the fixed income market experienced the most significant adjustment in the risk premia since the Great Depression. The fiscal year started with record amounts of liquidity and insatiable investor demand for yield. The additional yield that investors received for taking on both credit and structure risk was at almost historical lows. In our opinion, investors were simply not adequately compensated for taking significant risks in the Corporate, Mortgage-Backed, and Asset-Backed sectors of the bond market. As a result the MTB Intermediate Bond Fund was underweighted versus our peers in those sectors as 2008 drew to a close. We reduced our corporate securities to roughly 15% from 34% a year earlier. In addition we even more dramatically lowered our exposure to corporates in the Finance sector. We maintained a lack of exposure in the Asset-Backed sector of the market, as well as underweighted the Mortgage-Backed sector. While this defensive posture hurt our relative performance in the first part of the fiscal year, the ensuing credit crisis rewarded our defensive posture quite handsomely.

To combat the credit crisis the Federal Reserve Bond (Fed) has initiated several monetary policy actions, not the least of which was to lower the Federal Funds rate by 325 basis points to 2% by April 30th 2008. In anticipation of an accommodative Fed, the Fund initiated a 15% weighting in US Treasury Notes maturing in 1 to 3 years. A year ago the incremental yield that an investor would receive from investing in a 10-year US Treasury Note versus a 2-year US Treasury Note was just 10 basis points. As the credit crisis mounted and the Fed aggressively lowered interest rates, the yield curve steepened dramatically, reaching over 200 basis points by March of 2008. While the Fund had an overall duration+ that was less than its benchmark over this period, its overweighting in US Treasuries in the short end of the yield curve provided excess returns.

Recently the Fund increased its allocation to the Mortgage-Backed sector of the market. The Fed’s preemptive response to Bear Stearns demise led us to believe that the worst of the credit crisis was behind us. We viewed mortgages, particularly prime conventional mortgages issued by FNMA and Freddie Mac as offering relative value. As such the Fund increased its position in mortgages from 19% at calendar year end to roughly 35% as of fiscal year end.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 1.11%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was 0.07%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***	The Lehman Brothers Intermediate Government/Credit Bond Index is a widely recognized, market value-weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign government and agencies. The index is unmanaged, and investments cannot be made in an index.

+	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

ANNUAL REPORT  /  April 30, 2008

28

MTB INTERMEDIATE-TERM BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Intermediate Term Bond Fund (Class A Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Lehman Brothers Intermediate Government/Credit Bond Index (LBIGC)2 and the Lipper Intermediate Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	1.11%
Start of Performance (8/18/2003)	2.92%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Expense Ratio

Before Waivers	1.36%
After Waivers	0.85%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC and the Lipper Intermediate Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The LBIGC and the Lipper Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

29

MTB INTERMEDIATE-TERM BOND FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Intermediate Term Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003, (start of performance) to April 30, 2008, compared to the Lehman Brothers Intermediate Government/Credit Bond Index (LBIGC)2 and the Lipper Intermediate Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	0.07%
Start of Performance (8/18/2003)	2.70%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.86%
After Waivers	1.70%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 2.00% on any redemption up to 5 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC and the Lipper Intermediate Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The LBIGC and the Lipper Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

30

MTB INTERMEDIATE-TERM BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Intermediate Term Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers Intermediate Government/Credit Bond Index (LBIGC)2 and the Lipper Intermediate Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	6.01%
5 Years	3.56%
10 Years	5.02%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.11%
After Waivers	0.70%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC and the Lipper Intermediate Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The LBIGC and the Lipper Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Intermediate Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

April 30, 2008  /  ANNUAL REPORT

31

MTB INCOME FUND

Management’s Discussion of Fund Performance

The MTB Income Bond Fund outperformed its peer group in fiscal 2008 while underperforming the Lehman Brothers Aggregate Bond Index. For the fiscal year ended April 30, 2008, the Fund returned 3.93% for Class A Shares, 3.11% for Class B Shares and 4.03% for Institutional I Shares, based on net asset value,* versus 6.86% for its benchmark, the Lehman Brothers Aggregate Bond Index**.

Over the last fiscal year, the fixed income market experienced the most significant adjustment in the risk premia since the Great Depression. The fiscal year started with record amounts of liquidity and insatiable investor demand for yield. This resulted in the additional yield that investors received for taking on both credit and structure risk which were at almost historical lows. In our opinion, investors were simply not adequately compensated for taking significant risks in the Corporate, Mortgage-Backed, and Asset-Backed sectors of the bond market. As a result the MTB Income Bond Fund was underweighted the Asset-Backed Securities, Commercial Mortgage-Backed Securities, and Mortgage-Backed Securities sectors as 2008 drew to a close. We slightly reduced our corporate exposure in the Finance sector. We maintained a minimal exposure to the Asset-Backed sector of the market, as well as underweighted the Mortgage-Backed sector. While this defensive posture hurt our relative performance in the first part of the fiscal year, the ensuing credit crisis rewarded our defensive posture versus our peer group. However, our exposure to various corporate issuers in particular and our overweighting in Corporates in general provided negative excess returns relative to the Lehman Brothers Aggregate Bond Index.

To combat the credit crisis the Federal Reserve Bond (Fed) has initiated several monetary policy actions, not the least of which was to lower the Federal Funds rate by 325 basis points to 2% by April 30th 2008. In anticipation of an accommodative Fed, the Fund increased its exposure to assets maturing in 3 to 5 years while reducing our exposure to the long end of the yield curve. A year ago the incremental yield that an investor would receive from investing in a 10-year US Treasury Note versus a 2-year US Treasury Note was just 10 basis points. As the credit crisis mounted and the Fed aggressively lowered interest rates, the yield curve steepened dramatically, reaching over 200 basis points by March of 2008. While the Fund had an overall duration*** that was less than its benchmark over this period, its overweighting in the shorter end of the yield curve provided excess returns.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (0.71)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (1.86)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value out-standing. The Consumer Price Index (CPI) provides a measure of inflation at the retail level. Indexes are unmanaged and investments cannot be made in an index.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2008

32

MTB INCOME FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Income Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Corporate A-Rated Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(0.71)%
5 Years	2.13%
10 Years	4.10%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Expense Ratio

Before Waivers	1.29%
After Waivers	0.88%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestments of all dividends and distributions. The LBAB and the Lipper Corporate A-Rated Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBAB and the Lipper Corporate A-Rated Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

April 30, 2008  /  ANNUAL REPORT

33

MTB INCOME FUND – CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Income Fund (Class B Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Corporate A-Rated Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(1.86)%
5 Years	2.01%
10 Years[3]	3.90%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.79%
After Waivers	1.73%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestments of all dividends and distributions. The LBAB and the Lipper Corporate A-Rated Debt Funds Average has been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBAB and the Lipper Corporate A-Rated Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3	The start of performance date was July 16, 1993. Class B Shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the total operating expenses applicable to the Fund’s Class B Shares. The Fund’s Institutional I Shares commenced operations on July 16, 1993. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

†	The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

ANNUAL REPORT  /  April 30, 2008

34

MTB INCOME FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Income Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Corporate A-Rated Debt Funds Average. 2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	4.03%
5 Years	3.28%
10 Years	4.76%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.04%
After Waivers	0.73%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestments of all dividends and distributions. The LBAB and the Lipper Corporate A-Rated Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The LBAB and the Lipper Corporate A-Rated Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

April 30, 2008  /  ANNUAL REPORT

35

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH

Management’s Discussion of Fund Performance

The Managed Allocation Conservative Growth Fund had to navigate choppy bond and stock market seas over the course of its fiscal year as the world’s equity markets were roiled by both the collapsing housing markets and the resulting fixed income liquidity/credit crisis as 2007 wound to a close. After a fairly strong start to the fiscal year, the dual housing and credit crunches combined to make the final months of calendar year 2007 difficult for the Conservative Growth Fund. These same market headwinds prevailed through much of the early months of 2008, abetting in April to allow the Fund to find its footing and lift in price.

In the face of all the turmoil and uncertainty in the markets for most of the fiscal year, the Moderate Growth Fund posted a slight increase for the period, coming in at 0.60% (no load A share return).* This return would have been lower but for the surge in return in no load A shares of 2.42% in April 2008. The twelve-month return of 0.60% for no load A shares trailed the Fund’s relevant index (25% S&P 500 Index; 75% Lehman Brothers Aggregate Bond Index**) of 3.98% for the year. Despite this full year return, the trend at year end was promising with the Moderate Growth Fund’s April return of 2.42% running a full 1.36% ahead of the index return of 1.06% for April 2008. The one-year return underperformance for the Conservative Growth Fund owes principally to the underperformance of all but one equity fund relative to their respective indexes for the period. Only the Mid-Cap Growth Fund out performed its index, finishing the period in positive territory. All the other equity funds finished in negative territory with the overall equity market for the year. On the fixed income side, these funds all finished the fiscal year in positive territory, albeit slightly behind their respective indexes, and thus served their purpose as shock absorbers within the portfolio in troubled times.

The one aspect of the Conservative Growth Fund that mitigated against any further equity underperformance was the heavier allocation to the large cap asset class and the growth style, both of which performed better than the smaller cap and value style asset classes, in general. The Fund’s overweight to growth style stocks within the portfolio throughout the year reflects our recognition within this asset category of attractive valuations not present in the smaller cap, value style asset types.

Changes were made to the Fund’s asset allocation during the fiscal year. Fairly significant changes occurred in late May of 2007 when the Fund was reoriented toward a somewhat higher equity allocation. At that time, the Fund introduced two new growth style equity holdings (Mid Cap Growth Fund and Small Cap Growth Fund) while increasing exposure to equities generally and large cap growth and international stocks, significantly.*** The changes in November reduced the Fund’s exposure to the intermediate US Government Bond Fund in favor of building a money market reserve. The changes in December and February furthered this general move away from the value toward the growth style within the equity component of the Fund and away from fixed income into money market within the fixed component.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The one year total return for Class A Shares was (3.43)%, adjusted for the Fund’s sales charge, and the one year total return for Class B Shares was (4.80)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations.

***	International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Due to its strategy of investing in other mutual funds, this fund may incurcertain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT  /  April 30, 2008

36

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Conservative Growth (Class A Shares) (the “Fund”) from February 3, 1999 (start of performance) to April 30, 2008, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Standard & Poor’s 500 Index (S&P 500).2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(3.43)%
5 Years	3.40%
Start of Performance (2/03/1999)	2.89%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.00%.

Expense Ratio

Before Waivers	1.71%
After Waivers	0.96%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The LBAB and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

†	The MTB Managed Allocation Fund—Conservative Growth is the successor to the Governor Lifestyle Conservative Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Conservative Growth Fund. Effective January 8, 2001, the Fund changed its fiscal year end from June 30 to April 30.

April 30, 2008  /  ANNUAL REPORT

37

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Conservative Growth (Class B Shares) (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2008, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Standard & Poor’s 500 Index (S&P 500).2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(4.80)%
5 Years	3.32%
Start of Performance (4/30/2002)	2.87%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.23%
After Waivers	1.52%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 1.00% on any redemption up to 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The LBAB and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

ANNUAL REPORT  /  April 30, 2008

38

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH

Management’s Discussion of Fund Performance

The Managed Allocation Moderate Growth Fund had to navigate choppy stock and bond market seas over the course of its fiscal year as the world’s equity markets were roiled by both the collapsing U.S. housing market and the resulting fixed income liquidity/credit crisis as 2007 wound to a close. After a fairly strong start to the fiscal year, the dual housing and credit crunches combined to make the final months of calendar year 2007 difficult for the Moderate Growth Fund. These same market headwinds prevailed through much of the early months of 2008, abetting in April to allow the Fund to find its footing and lift in price.

In the face of all the turmoil and uncertainly in the markets for most of the fiscal year, the Moderate Growth Fund posted only a slight decline for the period, coming in at (0.93)% (no load A share return).* This return would have been lower but for the surge in return of 3.71% in April 2008. The twelve months return of (0.93)% for no load A shares trailed the Fund’s relevant index (50% S&P 500 Index; 50% Lehman Aggregate Bond Index)** of 1.09% for the year. Despite this full year return, the trend at year end was promising with the Moderate Growth Fund’s April return of 3.71% running a full 1.38% ahead of the index return of 2.33% for April 2008. The one-year return underperformance for the Moderate Growth Fund owes principally to the underperformance of all but one equity fund relative to their respective indexes for the period. Only the Mid-Cap Growth Fund out performed its index, finishing the period in positive territory. All the other equity funds finished in negative territory with the overall equity market for the year. On the fixed income side, these funds all finished the fiscal year in positive territory and thus served their purpose as shock absorbers within the portfolio in troubled times.

The one aspect of the Moderate Growth Fund that mitigated against any further equity underperformance was the heavier allocation to the large cap asset class and the growth style, both of which performed better than the smaller cap*** and value style asset classes, in general. The Fund’s overweight to growth style stocks within the portfolio throughout the year reflects our recognition within this asset category of attractive valuations not present in the smaller cap, value style asset types.

Changes were made to the Fund’s asset allocation during the fiscal year. These changes occurred in late May of 2007, December 2007 and February of 2008. The changes in May involved an augmentation of the Fund’s international+ exposure at the expense of large cap blend. The changes in November reduced our exposure to the intermediate US Government Bond Fund in favor of building a money market reserve. The changes in December and February furthered this general move away from the value toward the growth style within the equity component of the Fund.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The one year total return for Class A Shares was (5.37)%, adjusted for the Fund’s sales charge, and the one year total return for Class B Shares was (6.38)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index. The Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The index is unmanaged and investments cannot be made in an index.

***	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

+	International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Due to its strategy of investing in other mutual funds, this fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2008  /  ANNUAL REPORT

39

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Moderate Growth, Class A Shares (the “Fund”) from February 4, 1999 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(5.37)%
5 Years	6.32%
Start of Performance (2/04/1999)	3.21%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Expense Ratio

Before Waivers	1.20%
After Waivers	0.88%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

†	The MTB Managed Allocation Fund—Moderate Growth is the successor to the Governor Lifestyle Moderate Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Moderate Growth Fund. Effective January 8, 2001, the Fund changed its fiscal year-end from June 30 to April 30.

ANNUAL REPORT  /  April 30, 2008

40

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Moderate Growth, Class B Shares (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(6.38)%
5 Years	6.17%
Start of Performance (4/30/2002)	3.75%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.72%
After Waivers	1.65%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 1.00% on any redemption up to 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S & P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

April 30, 2008  /  ANNUAL REPORT

41

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH

Management’s Discussion of Fund Performance

The Managed Allocation Aggressive Growth Fund had to navigate choppy stock market seas over the course of its fiscal year as the world’s equity markets were roiled by both the collapsing U.S. housing market and the resulting fixed income liquidity/credit crisis as 2007 wound to a close. After a fairly strong start to the fiscal year, the dual housing and credit crunches combined to make the final months of calendar 2007 difficult for the Aggressive Growth Fund. These same equity market headwinds prevailed through much of the early months of 2008, abetting in April to allow the Fund to find its footing and surge in price.

Given all the turmoil and uncertainly in the markets for most of the fiscal year, the Aggressive Growth Fund posted a (4.34)% (no load A share return) for the period. This return would have been lower but for the surge in no load A shares return of 5.49% in April 2008.* The twelve month return for no load A shares of (4.34)% trailed the Fund’s relevant index (75% S&P 500 Index; 25% Lehman Aggregate Index)** of (1.79)% for the year. Despite this full year return, the trend at year end was promising with the Aggressive Growth Fund’s April return of 5.49% running a full 1.89% ahead of the index return of 3.60% for April 2008. The one-year return underperformance for the Aggressive Growth Fund owes principally to the underperformance of all but one equity fund relative to their respective indexes for the period. Only the Mid-Cap Growth Fund out performed its index, finishing the period in positive territory. All the other funds finished in negative territory along with the overall equity market for the year.

The one aspect of the Aggressive Growth Fund that mitigated against any further underperformance was the heavier allocation to the large cap asset class and the growth style, both of which performed better than the smaller cap*** and value style asset classes, in general. The Fund’s overweight to growth style stocks within the portfolio throughout the year reflects our recognition within this asset category of attractive valuations not present in the smaller cap, value style asset types.

Changes were made to the Fund’s asset allocation during the fiscal 2007. These changes occurred in late May of 2007, in December 2007 and again in February of 2008. Each time they involved an augmentation of the Fund’s large or mid cap growth exposure at the expense of large cap blend and value weights on the equity side and money market on the fixed side, respectively.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The one year total return for Class A Shares was (9.23)%, adjusted for the Fund’s sales charge, and the one year total return for Class B Shares was (9.50)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index. The Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The index is unmanaged and investments cannot be made in an index.

***	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Due to its strategy of investing in other mutual funds, this fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT  /  April 30, 2008

42

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Aggressive Growth (Class A Shares) (the “Fund”) from February 18, 1999 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(9.23)%
5 Years	8.53%
Start of Performance (2/18/1999)	2.92%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.00%.

Expense Ratio

Before Waivers	1.39%
After Waivers	0.85%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.00% ($10,000 investment minus $500 sales charge = $9,500). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

†	The MTB Managed Allocation Fund—Aggressive Growth is the successor to the Governor Lifestyle Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Growth Fund. Effective January 8, 2001, the Fund changed its fiscal year end from June 30 to April 30.

April 30, 2008  /  ANNUAL REPORT

43

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Aggressive Growth (Class B Shares) (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Return for the Period Ended April 30, 2008

1 Year	(9.50)%
5 Years	8.72%
Start of Performance (4/30/2002)	4.44%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.89%
After Waivers	1.42%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 1.00% on any redemption up to 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

ANNUAL REPORT  /  April 30, 2008

44

MTB BALANCED FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned (1.89)% for Class A Shares, (2.76)% for Class B Shares and (1.85)% for Institutional I Shares, based on net asset value,* versus its benchmarks, the S&P 500 Index**, which returned (4.68)%, and The Lehman Brothers Aggregate Bond Index*** which returned 6.86%.

MTB Investment Advisors, Inc. (growth portion)

The fixed income market experienced one of its most stressful environments as a slowing economy, declining housing prices and sub-prime lending problems resulted in a full-scale credit crunch and flight to quality. Investors sold more risky assets including corporate and mortgage backed securities in favor of buying U.S. Treasury securities especially at the short end of the yield curve. At the height of the panic when Bear Stearns was sold to JP Morgan the 2-year treasury yield fell in yield to 1.32 % and the yield curve steepened to over 200 basis points between the yield on the 10-year treasury and the 2- year treasury. Calendar year 2007 and the 1st quarter of 2008 were one of the worst periods ever for the corporate bond market as risk premiums widened from historically low levels. In particular the Finance sector was especially hard hit as a result of the huge losses suffer by investment and commercial banks.

The Federal Reserve Board (Fed) was very aggressive in lowering interest rates during the 2nd half of the fiscal year. The Fed cut the Fed Funds target by 325 basis points to 2 % and provided various financing programs to the commercial banks and primary dealers to provide liquidity to the financial system. The Fed’s action helped to calm the financial markets and risk premiums began to decline in April.

During the year the fund reduced its exposure to the corporate market by reducing its exposure to the high yield market+ and increased its allocation to treasury securities. The average credit quality of the Fund improved from A to AA. This strategy benefited the Fund’s performance as higher quality assets out performed lower quality assets. We also reduced the duration++ of the portfolio by increasing our allocation to the short end of the yield curve in anticipation of higher interest rates as the markets return to a more normal operating environment.

DePrince Race & Zollo, Inc. (value portion)

DePrince Race & Zollo, Inc. (DRZ) serves as sub-advisor for the value portion of the Fund. They began managing a portion of the Fund in November 2006. Their management discussion and analysis follows:

The portfolio underperformed the S&P 500 Index for the fiscal year ended April 30, 2008.

Volatility characterized the second half of 2007 as headline news regarding recessionary fears and the sub-prime credit crisis pressured the market. Stocks traded on little company specific news as they were hit with a contagion effect regardless of underlying fundamentals. While the portfolio’s significant underweight in Financials positively contributed to performance, some of the poorest performers were from this sector. The portfolio’s Consumer Cyclicals were also detractors from performance.

Energy continued its ascent as the market’s top performing sector for the year ended April 30, 2008. While Occidental Petroleum was the portfolio’s top performer for the year, a lack of sufficient dividend yields and lofty relative valuations prohibited the portfolio’s participation in most Energy stocks.

In addition to Occidental Petroleum, other positive contributors to performance included Fannie Mae, Morgan Stanley, Annaly Capital Management, Dover Corp, ConocoPhillips, Northern Trust Corp. Brinker International, Pentair and Merrill Lynch & Co.

The composition of the portfolio changed during the year with a reduced weighting in Consumer Staples. Numerous multinational companies in the Consumer Staple area benefited by a weaker US dollar and continued international growth. Through our bottom up stock selection process, the portfolio increased its exposure to the Consumer Cyclical and Technology sectors. We have identified companies that have recognized the difficult operating environment and are pursuing strategies to offset the economic slowdown such as correcting internal inefficiencies and reducing debt. A few examples of stocks added in these sectors include Motorola, Starwood Resorts & Hotels, Brinker and Williams and Sonoma.

Conflicting economic data, slower earnings growth and cautious capital spending plans by corporations appear to be foreshadowing a tough market environment for the remainder of the year. High quality, dividend paying stocks with fundamental catalysts are likely to be attractive to many investors. On a positive note, we continue to find a significant number of new buy ideas in this volatile environment and remain confident with the positioning in the portfolio. While the year ended April 30, 2008 proved to be a difficult period, the portfolio outperformed the S&P 500 Index by more than 200 basis points during the first four months of 2008.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (7.29)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (7.55)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

***	The Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The index is unmanaged and investments cannot be made in an index.

April 30, 2008  /  ANNUAL REPORT

45

+	High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

++	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

MTB BALANCED FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Balanced Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard & Poor’s 500/Citigroup Growth Index (S&P 500/CG),2 the Standard & Poor’s 500 Index (S&P 500)2, the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Balanced Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(7.29)%
5 Years	5.21%
10 Years	3.68%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.94%
After Waivers	0.98%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CG, S&P 500, LBAB and the Lipper Balanced Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The S&P 500/CG, S&P 500, LBAB and the Lipper Balanced Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

ANNUAL REPORT  /  April 30, 2008

46

MTB BALANCED FUND – CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Balanced Fund (Class B Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard & Poor’s 500/Citigroup Growth Index (S&P 500/CG)2, Standard & Poor’s 500 Index (S&P 500)2, the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Balanced Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(7.55)%
5 Years	5.28%
10 Years[3]	3.39%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.43%
After Waivers	1.85%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CG, S&P 500, LBAB and the Lipper Balanced Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The S&P 500/CG, S&P 500, LBAB and the Lipper Balanced Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

3	The start of performance date was July 16, 1993. Class B Shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the total operating expenses applicable to the Fund’s Class B Shares. The Fund’s Institutional I Shares commenced operations on July 16, 1993. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

†	The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

April 30, 2008  /  ANNUAL REPORT

47

MTB BALANCED FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Balanced Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard & Poor’s 500/Citigroup Growth Index (S&P 500/CG),2 Standard & Poor’s 500 Index (S&P 500)2, the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Balanced Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(1.85)%
5 Years	6.55%
10 Years	4.40%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.61%
After Waivers	0.93%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CG, S&P 500, LBAB and the Lipper Balanced Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The S&P 500/CG, S&P 500, LBAB and the Lipper Balanced Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

ANNUAL REPORT  /  April 30, 2008

48

MTB EQUITY INCOME FUND

Management’s Discussion of Fund Performance

The portfolio underperformed it’s benchmarks for the fiscal year ended April 30, 2008. The Fund returned (11.16)% for Class A Shares, (11.93)% for Class B Shares and (11.00)% for Institutional I Shares for this period, based on net asset value,* versus (8.97)% for its benchmark, the Russell 1000 Value Index.**

Volatility characterized the second half of 2007 as headline news regarding recessionary fears and the sub-prime credit crisis pressured the market. Stocks traded on little company specific news as they were hit with a contagion effect regardless of underlying fundamentals. While the portfolio’s significant underweight in Financials positively contributed to performance, some of the poorest performers were from this sector. The portfolio’s Consumer Cyclicals were also detractors from performance.

Energy continued its ascent as the market’s top performing sector for the year ended April 30, 2008. While Occidental Petroleum was the portfolio’s top performer for the year, a lack of sufficient dividend yields and lofty relative valuations prohibited the portfolio’s participation in most Energy stocks.

In addition to Occidental Petroleum, other positive contributors to performance included Fannie Mae, Morgan Stanley, Annaly Capital Management, Dover Corp, ConocoPhillips, Northern Trust Corp. Brinker International, Pentair and Merrill Lynch & Co.

The composition of the portfolio changed during the year with a reduced weighting in Consumer Staples. Numerous multinational companies in the Consumer Staple area benefited by a weaker US dollar and continued international growth. Coca Cola, PepsiCo, and Proctor & Gamble significantly outperformed and were sold. Through our bottom up stock selection process, the portfolio increased its exposure to the Consumer Cyclical and Technology sectors. We have identified companies that have recognized the difficult operating environment and are pursuing strategies to offset the economic slowdown such as correcting internal inefficiencies and reducing debt. A few examples of stocks added in these sectors include Motorola, Starwood Resorts & Hotels, Brinker and Williams and Sonoma.

Conflicting economic data, slower earnings growth and cautious capital spending plans by corporations appear to be foreshadowing a tough market environment for the remainder of the year. High quality, dividend paying stocks with fundamental catalysts are likely to be attractive to many investors. On a positive note, we continue to find a significant number of new buy ideas in this volatile environment and remain confident with the positioning in the portfolio. While the year ended April 30, 2008 proved to be a difficult period, the portfolio outperformed the Russell 1000 Value Index** by more than 200 basis points during the first four months of 2008.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (16.04)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (15.47)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made in an index.

April 30, 2008  /  ANNUAL REPORT

49

MTB EQUITY INCOME FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Income Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500),2 the Russell 1000 Value Index (Russell 1000 Value) 2 and the Lipper Equity Income Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(16.04)%
5 Years	8.31%
10 Years	2.51%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.60%
After Waivers	1.19%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Equity Income Fund is the successor to the ARK Equity Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Equity Income Portfolio.

ANNUAL REPORT  /  April 30, 2008

50

MTB EQUITY INCOME FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Income Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500),2 the Russell 1000 Value Index (Russell 1000 Value)2 and the Lipper Equity Income Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(15.47)%
Start of Performance (8/25/2003)	7.49%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.10%
After Waivers	1.94%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a CDSC of 2.00% on any redemption up to 5 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

51

MTB EQUITY INCOME FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Equity Income Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500),2 the Russell 1000 Value Index (Russell 1000 Value)2 and the Lipper Equity Income Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(11.00)%
5 Years	9.75%
10 Years	3.27%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.33%
After Waivers	1.06%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2	The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Equity Income Fund is the successor to the ARK Equity Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Equity Income Portfolio.

ANNUAL REPORT  /  April 30, 2008

52

MTB LARGE CAP VALUE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned (9.56)% for Class A Shares, (10.30)% for Class B Shares and (9.42)% for Institutional I Shares, based on net asset value,* versus (8.97)% for its benchmark, the Russell 1000 Value Index.**

The U.S. stock market declined significantly during the year ended April 30, 2008, posting one of its worst annual declines in the past 25 years. The difficult credit market conditions, which began to emerge in the beginning of the year escalated into a full blown credit crisis causing turmoil for both the equity and fixed income markets. As a result, the MTB Large Cap Value Fund generated a negative return for the year, and also trailed its primary benchmark, the Russell 1000 Value Index.

During the year the Fund benefited from its exposure to the Energy, Metals/Mining, and Defense sectors. Holdings in Apache Corp, Noble Energy, Hess Corp, Posco, and Barrick Gold did particularly well. The Fund’s exposure to Financials, Technology and underweighting in Healthcare detracted from performance. Countrywide Financial, Fannie Mae and Citigroup performed poorly as their exposure to the mortgage market hurt results. In the Technology sector, Motorola suffered from the poor performance of its handset division.

The challenge in managing money is not necessarily to worry solely about what has already declined in value, but rather to consider what the greatest risks are going forward. Therefore, during the year we trimmed some of our cyclical exposure by eliminating our position in Korean steel manufacturer Posco and mining company Rio Tinto following the significant share price appreciation of each. In late-November, we also elected to swap our Countrywide Financial position for a new stake in Freddie Mac. Notwithstanding the fact that Countrywide had been a poor performer in the Fund, our analysis indicated that Freddie Mac provided a more compelling risk/reward opportunity. Freddie Mac is better capitalized, has the implicit backing of the U.S. government, and is less exposed to the troubled California mortgage market.

If you look at the Fund today, Financials comprise approximately 23%, which is lower than the Russell 1000 Value Index. We have maintained positions in Fannie Mae and Genworth Financial. In fact, we added to our stake in Genworth during the year. Genworth is an insurance company, but does have some mortgage insurance exposure that has caused some consternation for investors. Our analysis suggests that this business is fire-walled and will not have a significant adverse impact on the rest of their businesses. If one completely discounts the mortgage insurance business as worthless, the stock is still trading below book value.

During the year we also added to a number of positions including Hartford Financial Services Group, Motorola, Pitney-Bowes, and Viacom. We had trimmed Comcast Corp at higher levels, and subsequently repurchased the shares on weakness in the stock. We eliminated our stake in Clear Channel Communications given that its previously announced takeover could be at risk given the distress in the credit markets. We had already witnessed a couple of deals get cancelled due to difficulties in obtaining bank financing.

During the period we initiated a stake in French-based pharmaceutical manufacturer, Sanofi-Aventis. The stock had been under pressure as its potential blockbuster weight loss/diabetes drug, Accomplia, failed to gain FDA approval for marketing in the U.S. In addition, the company had struggled against an at-risk generic launch against its largest product, the blood thinner Plavix, as well as an impending generic challenge to its second largest product, the anti-thrombotic drug Lovenox. The stock is extremely inexpensive based on our sales and earnings projections, and boasts an 8% free cash flow yield. Potential catalysts include the continued licensing of promising drugs in their pipeline, a reduction or removal of a share overhang from two large, non-strategic stakeholders, and the re-application of Accomplia to enter the U.S. market. Also in the health sector, we established a position in Amgen, a biotechnology firm, after the shares had been under significant pressure due to safety and reimbursement issues related to its core anemia drugs— EPO and Aranesp.

As the credit crisis evolved during the second half of the year, liquidity evaporated for many types of fixed income securities including AAA rated mortgage bonds. This resulted in financial institutions becoming very risk adverse, and unwilling to lend, even among themselves. This lack of liquidity threatened to spiral into a downside scenario with dire consequences. The crisis culminated in the collapse of Bear Sterns, and its U.S. Federal Reserve (“Fed”) engineered buyout by J.P. Morgan during the first quarter of 2008. In response to the turmoil in the credit markets, continuing deterioration in housing and an overall weakening in the economy, the Federal Reserve Board (Fed) reduced the Fed Funds rate aggressively to 2.25%. This represents a 300 basis point reduction since the Fed began to lower rates in September of 2007. In addition, the Fed introduced a series of unprecedented initiatives such as the Term Securities Lending Facility to try and restore liquidity to the capital markets.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (14.53)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (14.52)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 1000 Value measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

April 30, 2008  /  ANNUAL REPORT

53

MTB LARGE CAP VALUE FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Value Fund (Class A Shares) (the “Fund”) from April 30, 1998 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500/Citigroup Value Index (S&P 500/CV)2, the Russell 1000 Value2 and the Lipper Large Cap Value Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(14.53)%
5 Years	9.93%
10 Years	2.89%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.31%
After Waivers	1.03%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV, the Russell 1000 Value and the Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500/CV, the Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

54

MTB LARGE CAP VALUE FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Value Fund (Class B Shares) (the “Fund”) from December 11, 1999 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500/Citigroup Value Index (S&P 500/CV),2 the Russell 1000 Value2 and the Lipper Large Cap Value Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(14.52)%
5 Years	9.93%
Start of Performance (12/11/1999)	3.20%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.87%
After Waivers	1.85%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV, the Russell 1000 Value and the Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500/CV, the Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

55

MTB LARGE CAP VALUE FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Value Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500/Citigroup Value Index (S&P 500/CV)2, the Russell 1000 Value2 and the Lipper Large Cap Value Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(9.42)%
Start of Performance (8/18/2003)	9.65%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.13%
After Waivers	0.97%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV, the Russell 1000 Value and the Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500/CV, the Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

56

MTB EQUITY INDEX FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned (5.06)% for Class A Shares, (5.80)% for Class B Shares and (4.83)% for Institutional I Shares, based on net asset value,* versus (4.68)% for its benchmark, the S&P 500 Index**.

The twelve months ended April 30, 2008 turned out to be weak by historical standards for the US equity markets as represented by the S&P 500 Index. This is the first time we’ve seen a negative return for that index over the 12 months ended April 30th since 2003. There were many reasons for this weakness and most can be seen as we consumers live our daily lives: huge spikes in oil and other energy related products due mainly to 2 factors—increased demand from China and India as well as aggressive speculation by investors which is causing a bubble like spike in prices. Also of note are increasing prices in other food commodities which, combined with the energy spikes, are raising the specter of general inflation in the US economy which, combined with weakening Gross Domestic Product numbers, are very bad for equity markets. Interestingly, the US Federal Reserve Board (Fed) started easing interest rates in September 2007 and sentiment started turning quite negative for equities at that time due to fears the Fed was reacting too late to a dramatic tightening of credit blamed on failures in the riskier parts of the mortgage market. It seems it took the failure and rescue of Bear Stearns by JP Morgan to ensure investors that the Fed was effectively going to keep the US economy from collapsing and the moves related to that signaled a bottom in equities for the 12 months ended in mid March 2008 and the markets rallied strongly until the end of April.

In terms of total return, the best performing sectors were related to Energy and Technology. The Financial sector was far and away the weakest for the 12 months. The biggest positive contributors to the index were Exxon Mobil, Apple Inc., Chevron, Monsanto and Schlumberger. The stocks that most impacted performance negatively, were Citigroup, AIG, Bank of America, Wachovia and Pfizer. In terms of actual percentage return, the biggest movers were Consol Energy with a 92% return, followed by Monsanto, Hess Corporation, Apache, EOG Resources and Apple. All the big losers on a percentage basis are in the Financial sector, with the worst being specifically in the Bond Insurance segment, the worst 2 being Ambac Financial and MBIA which were both down around 90%. Other terrible performers were in the news quite often, namely Bear Stearns, Countrywide, CIT Group and Etrade, all of which were negatively impacted my the mortgage crisis.

The Standard & Poor’s 500 Index has seen a total of 30 names added during the past twelve months. The index must remove the companies that have been taken over or are no longer the important companies they were when the decision was made to add them to the S&P 500. There were several interesting splits and spinoffs of companies in the past 12 months, notably Discover coming from Morgan Stanley, Kraft and Philip Morris International coming from Altria, and Tyco Electronics from Tyco. We did also see some leveraged buyout activities wrap up with Harrahs, Tribune, Alltel, Hilton, and TXU all now private companies.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (10.30)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (10.48)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made in an index.

April 30, 2008  /  ANNUAL REPORT

57

MTB EQUITY INDEX FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Index Fund (Class A Shares) (the “Fund”) from April 30, 1998 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Standard & Poor’s 500 Index Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(10.30)%
5 Years	8.66%
10 Years	2.95%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	0.92%
After Waivers	0.51%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Standard & Poor’s 500 Index Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500 and the Lipper Standard & Poor’s 500 Index Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Equity Index Fund is the successor to the ARK Equity Index Portfolio pursuant to a to a organization which took place on August 22, 2003. The information presented above for the periods prior to August 22, 2003, is historical information for the ARK Equity Index Portfolio.

ANNUAL REPORT  /  April 30, 2008

58

MTB EQUITY INDEX FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Index Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Standard & Poor’s 500 Index Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(10.48)%
Start of Performance (8/25/2003)	7.58%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	1.43%
After Waivers	1.26%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% CDSC on any redemption up to 5 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividend and distributions. The S&P 500 and the Lipper Standard & Poors 500 Index Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500 and the Lipper Standard & Poors 500 Index Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

59

MTB EQUITY INDEX FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Equity Index Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Standard & Poor’s 500 Index Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(4.83)%
5 Years	10.20%
10 Years	3.81%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	0.68%
After Waivers	0.26%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Standard & Poor’s 500 Index Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500 and the Lipper Standard & Poor’s 500 Index Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Equity Index Fund is the successor to the ARK Equity Index Portfolio pursuant to a to a organization which took place on August 22, 2003. The information presented above for the periods prior to August 22, 2003, is historical information for the ARK Equity Index Portfolio.

ANNUAL REPORT  /  April 30, 2008

60

MTB LARGE CAP STOCK FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund generated a total return of (2.31)% for Class A Shares, (3.10)% for Class B Shares, and (2.20)% for Institutional I Shares, based on net asset value.* While this was a weak return for the Fund, it outperformed its benchmark, the unmanaged S&P 500 Index,** which returned (4.68)% for the same period.

Selected sectors assisted the overall Fund’s return. The strongest sectors during this time period were Materials, up 80.4%, and Energy, up 28.8% respectively. These two sectors outperformed the other eight economic sectors by a significant amount and accounted for approximately 15% of the Fund. Global growth supported the overall demand for goods from the Materials and Industrial sectors. Energy prices continued to rise, as demand for product remained firm.

Individual companies that contributed to overall performance included Cleveland Cliffs (up 135%), Foster Wheeler (up 88%), and EOG Resources. Cleveland Cliffs benefited from strong global steel demand as iron ore pellet prices increased 87% over last year’s contracted level. The global energy infrastructure contracts that Foster Wheeler booked over the last couple of years began to flow through the income statement. Consequently, in the second quarter of 2007, first quarter recurring earnings of $1.50 were announced. This was 100% higher than Wall Street estimates; the surprise caused analysts and investors to revalue Foster Wheeler’s earnings power. Lastly, EOG Resources, a domestic E&P company, focuses primarily on the Natural Gas industry. EOG has significant exposure in the Barnett field in Texas, and their record in this area and neighboring counties has far outpaced other companies drilling in the region, raising its stock 72%.

Although the Fund managed to outperform its benchmark, it experienced negative returns. The weakest sectors were Financials, (down 34.8%), followed by the Consumer Discretionary sector, (down 26.3%). During the third quarter of 2007, these sectors underperformed for fear that sub-prime difficulties could create a recession, which would hurt the consumer and reduce earnings. Slowing economic momentum continued to have a negative impact into the fourth quarter and decreased future expectations. Confidence for early improvement proved unfounded and concerns for further weakness in Financials developed. Among the hardest hit stocks were CIT Group, (down 81.3%), and J.C. Penney Co., (down 49.8%). CIT witnessed sharp price declines based on fears of negative earnings or worse during the third quarter of 2007. Then in early 2008, write-downs in CIT’s home equity and student loan lending portfolios and liquidity concerns hurt the shares as well. Likewise, J.C. Penny shares suffered when they posted below-plan sales in May of 2007 due to declining mall traffic and the expectation of negative earnings revisions. In the fourth quarter of 2007, they further decreased future expectations.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (7.72)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (7.26%), adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

April 30, 2008  /  ANNUAL REPORT

61

MTB LARGE CAP STOCK FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Stock Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20083

1 Year	(7.72)%
5 Years	7.54%
10 Years	1.89%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.58%
After Waivers	1.25%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500 and the Lipper Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3	Performance presented prior to August 15, 2003 reflects performance of the ARK Value Equity Portfolio, which the MTB Large Cap Stock Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Equity Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

ANNUAL REPORT  /  April 30, 2008

62

MTB LARGE CAP STOCK FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Stock Fund (Class B Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20083

1 Year	(7.26)%
5 Years	7.62%
10 Years	1.50%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.08%
After Waivers	2.00%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500 and the Lipper Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3	Performance presented prior to August 15, 2003 reflects performance of the ARK Value Equity Portfolio, which the MTB Large Cap Stock Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Equity Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

April 30, 2008  /  ANNUAL REPORT

63

MTB LARGE CAP STOCK FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Stock Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20083

1 Year	(2.20)%
5 Years	8.93%
10 Years	2.61%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.32%
After Waivers	1.11%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500 and the Lipper Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3	Performance presented prior to August 15, 2003 reflects performance of the ARK Value Equity Portfolio, which the MTB Large Cap Stock Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Equity Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

ANNUAL REPORT  /  April 30, 2008

64

MTB LARGE CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008 the Fund returned (3.09)% for Class A Shares, (3.91)% for Class B Shares, and (2.97)% for the Institutional I Shares, based on net asset value,* versus (0.42)% for its benchmark, the S&P 500/Citigroup Growth Index.**

Each of the last two years the Fund has delivered solid double-digit absolute returns, however that was not the case this year. Fiscal 2008 was a difficult year. It began with a similar pattern to the prior years as the first quarter delivered solid results. However, as we approached the waning days of summer, the markets got their first real look at the mortgage debacle, which would quickly manifest into a financial crisis. The Federal Reserve Board (Fed) quickly stepped in to support the financial markets, but nervous investors sold positions, leading to a market correction.

Several sectors had a meaningful contribution to the Fund’s performance in fiscal year 2008. Healthcare was our best performing sector, and it was our stock selection that drove these results. Shares in Intuitive Surgical, Cytyc, and Express Scripts each appreciated over 40% throughout our fiscal year. The Industrial Sector also delivered superb results as our theme on a continued build-out in global infrastructure materialized. Investments in Foster Wheeler and McDermott International each appreciated over 80% during our fiscal year.

The Fund was negatively impacted by our investments in the Financial and Technology Sectors. We intentionally underweighted the Financial Sector, but the global mortgage crisis played havoc with a number of our selections and caused us to underperform the benchmark. Technology stocks remained under pressure as recessionary comments forced companies to slow their capital spending plans, resulting in slower earnings growth.

As we look back over last year we were disappointed with our results. The mortgage crisis impacted investor perception, which lead to a market decline. The Fed has made a number of interesting and clever moves over the last six months that should put us back on track.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (8.41)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (8.58)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500/Citigroup Growth Index is an unmanaged index comprised of approximately half of the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. Investments cannot be made in an index.

April 30, 2008  /  ANNUAL REPORT

65

MTB LARGE CAP GROWTH FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Growth Fund (Class A Shares) (the “Fund”) from March 20, 2000 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500/Citigroup Growth Index (S&P 500/CG)2 and the Lipper Large-Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(8.41)%
5 Years	4.97%
Start of Performance (3/20/2000)	(1.95)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.63%
After Waivers	1.31%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CG and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500/CG and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

66

MTB LARGE CAP GROWTH FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Growth Fund (Class B Shares) (the “Fund”) from April 6, 2000 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500/Citigroup Growth Index (S&P 500/CG)2 and the Lipper Large-Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(8.58)%
5 Years	5.04%
Start of Performance (4/06/2000)	(2.46)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.13%
After Waivers	2.05%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CG and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500/CG and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

67

MTB LARGE CAP GROWTH FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Growth Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Standard & Poor’s 500/Citigroup Growth Index (S&P 500/CG)2 and the Lipper Large-Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(2.97)%
Start of Performance (8/18/2003)	5.52%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.38%
After Waivers	1.17%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CG and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P 500/CG and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

68

MTB MULTI CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund’s Class A Shares returned (0.51)%, the Class B Shares returned (1.49)% and the Institutional I Shares returned (0.50)% based on net asset value.* The Russell 3000 Growth Index** is the Index that best fits the Fund’s Multi Cap structure given its investment in large, mid and small capitalization*** companies. The Russell 3000 Growth Index delivered (0.79)% return through our fiscal year ending April 30, 2008.

The equity markets experienced quite a volatile trading environment throughout our fiscal year yet a number of industry sectors had a positive impact on the overall Fund’s performance. The Energy, Healthcare and Industrial Sectors each delivered positive alpha during our fiscal year. We were significantly overweight Energy as the price of oil doubled from $60 to the $120 level, helping our investments in the sector. Our investment in Healthcare also helped to drive returns during the year, however we relied on stock selection rather than a general move from the sector. The Industrial Sector also delivered attractive returns as our thesis on a global infrastructure build out seemed to be validated.

The Fund was negatively impacted by our investments in the Financial and Technology Sectors. We were underweight each of these sectors, however even with our astute positioning, investments in these sectors still ended up negatively impacting the Fund’s performance. A global mortgage crisis surfaced midway through the year and it weighed heavily on most financial related securities. The Technology Sector seemed to be under pressure for most of the year as recessionary hints caused companies to cut back their capital spending plans, which slowed earnings growth.

The Fund did have a successful year as it beat its benchmark, however this years flattish return paled in comparison to the double-digit returns the Fund delivered to its shareholders in the prior two years. This year was a difficult one, as the financial crisis was a true concern to most investors. Shareholders have noticed as quality, well-managed, financial institutions were forced into taking significant write-downs to deal with their aggressive lending practices. The market now appears to be looking through the crisis, and has recently shown signs of improvement.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (5.97)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (6.42)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes. Indexes are unmanaged and investments cannot be made in an index.

***	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

April 30, 2008  /  ANNUAL REPORT

69

MTB MULTI CAP GROWTH FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Multi Cap Growth Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Russell 3000 Growth Index (Russell 3000 Growth)2 and the Lipper Multi Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(5.97)%
5 Years	8.78%
10 Years	3.65%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.95%
After Waivers	1.09%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

ANNUAL REPORT  /  April 30, 2008

70

MTB MULTI CAP GROWTH FUND – CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Multi Cap Growth Fund (Class B Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Russell 3000 Growth Index (Russell 3000 Growth)2 and the Lipper Multi Cap Growth Funds Average. 2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(6.42)%
5 Years	8.87%
10 Years[3]	3.29%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.43%
After Waivers	1.96%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3	The start of performance date was July 16, 1993. Class B shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the total operating expenses applicable to the Fund’s Class B Shares. The Fund’s Institutional I Shares commenced operations on July 16, 1993. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

†	The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

April 30, 2008  /  ANNUAL REPORT

71

MTB MULTI CAP GROWTH FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Multi Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Russell 3000 Growth Index (Russell 3000 Growth)2 and the Lipper Multi Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(0.50)%
5 Years	10.14%
10 Years	4.37%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.64%
After Waivers	1.05%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

ANNUAL REPORT  /  April 30, 2008

72

MTB MID CAP STOCK FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned (8.79)% for Class A Shares, (9.51)% for Class B Shares and (8.70)% for Institutional I Shares, based on net asset value,* versus (2.76)% the S&P Mid Cap 400 Index,** and (5.87)% for the Lipper Mid Cap Core Funds Average.***

LSV Asset Management (value portion)

LSV Asset Management (LSV) serves as sub-advisor for the value portion of the Fund. They began managing a portion of the Fund in December 2004. Their management discussion and analysis follows:

For the year ended April 30, 2008, the Russell Mid Cap Value Index+ LSV’s benchmark for the value portion of the Fund was down (11.65)%. LSV’s portion of the Fund assets returned (18.30)% over the period (gross of fees). Mid cap growth stocks significantly outperformed mid cap value stocks in the period as the Russell Mid Cap Growth Index fell only 1.93%. Our deep value approach which prefers inexpensive stocks was not rewarded in a period that strongly favored companies possessing high price/earnings, high price/cash flow and high price/book ratios and, as a result, the portfolio struggled relative to the benchmarks.

Portfolio holdings lagged the value benchmark holdings within several sectors but most acutely in Financials, Energy, Industrials, Materials and Utilities. The portfolio’s smaller size bias relative to the benchmark also detracted from returns as smaller cap stocks+++ underperformed mid cap stocks. Sector allocations contributed positively to performance; the portfolio benefited from an underweight to Financials stocks and an overweight to Materials stocks.

In many ways, we feel as we did in 1999 when our deep value approach was equally out of step. That time period presented a sizeable opportunity for disciplined value investors, which we believe exists again today. Our portion of the Fund is well diversified within mid cap value equities, holding approximately 100 stocks, with controlled industry and sector exposures. LSV does not attempt to time the market and stays fully invested throughout the year in mid cap equities. Over time, stock selection should be the primary driver of excess returns and LSV consistently applies a ‘value’ discipline in the portfolio. This strategy complements the Fund’s other advisor who is focused on ‘growth’ stocks.

MTB Investment Advisors, Inc. (growth portion)

For the year ended April 30, 2008, MTBIA’s portion of the Fund assets returned 4.63% over the period (based on net asset value)*, successfully navigating a volatile and challenging year in the equity markets, and outperforming both of the widely used Midcap Growth performance benchmarks, the S&P Mid Cap 400 Index** (2.76)% and the Russell Mid Cap Growth Index++ (1.93)%. Much of the Fund’s success this year—as in the past—was attributable to its high exposure to U.S. companies and industries benefiting from strong global economic growth. Conversely, we have under-invested in areas of the equity market that we expected to weaken under pressure from the deteriorating housing market.

The global orientation produced strong returns in the Material, Energy, and Industrials sectors. The Fund had notable success with

Cleveland-Cliffs Inc., Foster Wheeler Ltd., and McDermott International Inc., Joy Global Inc., Southwestern Energy Co., Denbury Resources Inc., and XTO Energy Inc. Investors will recognize all of those holdings as long-term positive contributors to the Fund’s performance.

The Fund’s investments in the Health Care sector also performed well, especially relative to the benchmark. This continues our long record of identifying superior investments in this sector. Intuitive Surgical Inc. and Perrigo Co. were two stand-out successes this year. Performance was also boosted by avoiding Managed Care companies, which generally performed poorly. However, the Fund had less success with Allscripts Healthcare Solutions Inc. and Sepracor, companies that disappointed operationally. The Fund continues to hold Allscripts in expectation that the company can improve execution and exploit the value of its technology.

In the Consumer Discretionary sector, the Fund’s absolute performance was disappointing. Most stocks in this sector were hit hard by the economic slowdown. However, the Fund was correctly underweight the sector relative to the benchmark. This underweight helped us generate solid relative outperformance. GameStop Corporation and Urban Outfitters, Inc. also boosted results, compensating in part for the disappointments with Children’s Place Retail Stores, Inc. and several other retail positions.

Technology was mixed. Notably strong performance in software from ANSYS, Inc. and Activision, Inc. was negated by poor results from hardware names, especially Trident Microsystems, Inc., Electronics for Imaging, Inc., and F5 Networks, Inc. The net result was a modest negative to both absolute and relative performance for the year.

Financial Services was the only area of significantly poor performance, measured both by absolute and relative returns. We were wary of the potential for disruption to the credit markets emanating from the downturn in the U.S. housing market. In an effort to minimize the impact on the portfolio, we reduced our direct credit-exposure, but, as is obvious in retrospect, we underestimated how the ripples from housing would reach almost every corner of the financial services industry. The Fund incurred setbacks in several names, including CIT Group, Inc., Ambac Financial Group, Inc., Radian Group, Inc., Piper Jaffray Companies, Inc., Zions Bancorporation, UCBH Holdings, Inc., and CapitalSource, Inc. However, by reducing many positions at prices much above current levels, we controlled the Fund’s losses in this area somewhat.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (13.79)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (13.60)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current

April 30, 2008  /  ANNUAL REPORT

73

performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

MTB Mid Cap Stock Fund commenced operations on October 15, 1999, when it acquired both VISION Growth and Income Fund and VISION Capital Appreciation Fund (Acquired Funds) in a reorganization. In order to comply with comments made by the staff of the SEC, Mid Cap Stock Fund had to become an “Accounting Survivor” of one of the Acquired Funds, despite the differences in the investment objective, strategies, policies and expenses of the Acquired Funds, and the fact that Mid Cap Stock Fund’s sub-advisor never managed, or provided any investment advice to, the Acquired Funds. Accordingly, the following financial and performance information presented for Mid Cap Stock Fund in reality reflects the historical operations of VISION Growth and Income Fund for all periods prior to October 15, 1999. This past performance does not necessarily predict future performance of Mid Cap Stock Fund and should be evaluated in light of the Fund’s organization and the differences noted above.

**	The S&P Mid Cap 400 Index is a capitalization-weighted index that measures the performance of common stocks in the mid-range of the U.S. stock market. These indexes are unmanaged and investments cannot be made in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges

+	The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. Equity universe. It includes those Russell Midcap Index companies with the lower price-to-book rations and lower forecasted growth values.

++	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. Equity universe. It includes those Russell Midcap Index companies with the higher price-to-book rations and higher forecasted growth values.

+++	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

MTB MID CAP STOCK FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Stock Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard & Poor’s Mid Cap 400 Index (S&P Mid Cap 400)2 and the Lipper Mid Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(13.79)%
5 Years	10.73%
10 Years	4.70%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.61%
After Waivers	1.25%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400 and the Lipper Mid Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P Mid Cap 400 and the Lipper Mid Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

74

MTB MID CAP STOCK FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Stock Fund (Class B Shares) (the “Fund”) from March 16, 2000 (start of performance) to April 30, 2008, compared to the Standard & Poor’s Mid Cap 400 Index (S&P Mid Cap 400)2 and the Lipper Mid Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(13.60)%
5 Years	10.78%
Start of Performance (3/16/2000)	5.63%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.13%
After Waivers	2.02%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400 and the Lipper Mid Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P Mid Cap 400 and the Lipper Mid Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

75

MTB MID CAP STOCK FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Mid Cap Stock Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Standard & Poor’s Mid Cap 400 Index (S&P Mid Cap 400)2 and the Lipper Mid Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(8.70)%
Start of Performance (8/18/2003)	10.50%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.38%
After Waivers	1.14%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400 and the Lipper Mid Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The S&P Mid Cap 400 and the Lipper Mid Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

76

MTB MID CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned 4.48% for Class A Shares, 3.67% for Class B Shares and 4.63% for Institutional I Shares, based on net asset value,* versus (1.94)% for its benchmark, the Russell Midcap Growth Index and 2.02% for its previous benchmark, the S&P Midcap 400/Citigroup Growth Index.**

The Fund successfully navigated a volatile and challenging year in the equity markets, outperforming both of the widely used Midcap Growth performance benchmarks. Much of the Fund’s success this year—as in the past—was attributable to its high exposure to U.S. companies and industries benefiting from strong global economic growth. Conversely, we have under-invested in areas of the equity market that we expected to weaken under pressure from the deteriorating housing market.

The global orientation produced strong returns in the Material, Energy, and Industrials sectors. The Fund had notable success with Cleveland-Cliffs Inc., Foster Wheeler Ltd., and McDermott International Inc., Joy Global Inc., Southwestern Energy Co., Denbury Resources Inc., and XTO Energy Inc. Investors will recognize all of those holdings as long-term positive contributors to the Fund’s performance.

The Fund’s investments in the Health Care sector also performed well, especially relative to the benchmark. This continues our long record of identifying superior investments in this sector. Intuitive Surgical Inc. and Perrigo Co. were two stand-out successes this year. Performance was also boosted by avoiding Managed Care companies, which generally performed poorly. However, the Fund had less success with Allscripts Healthcare Solutions Inc. and Sepracor, companies that disappointed operationally. The Fund continues to hold Allscripts in expectation that the company can improve execution and exploit the value of its technology.

In the Consumer Discretionary sector, the Fund’s absolute performance was disappointing. Most stocks in this sector were hit hard by the economic slowdown. However, the Fund was correctly underweight the sector relative to the benchmark. This underweight helped us generate solid relative outperformance. GameStop Corporation and Urban Outfitters, Inc. also boosted results, compensating in part for the disappointments with Children’s Place Retail Stores, Inc. and several other retail positions.

Technology was mixed. Notably strong performance in software from ANSYS, Inc. and Activision, Inc. was negated by poor results from hardware names, especially Trident Microsystems, Inc., Electronics for Imaging, Inc., and F5 Networks, Inc. The net result was a modest negative to both absolute and relative performance for the year.

Financial Services was the only area of significantly poor performance, measured both by absolute and relative returns. We were wary of the potential for disruption to the credit markets emanating from the downturn in the U.S. housing market. In an effort to minimize the impact on the portfolio, we reduced our direct credit-exposure but, as is obvious in retrospect, we underestimated how the ripples from housing would reach almost every corner of the financial services industry. The Fund incurred setbacks in several names, including CIT Group, Inc., Ambac Financial Group, Inc., Radian Group, Inc., Piper Jaffray Companies, Inc., Zions Bancorporation, UCBH Holdings, Inc., and CapitalSource, Inc. However, by reducing many positions at prices much above current levels, we controlled the Fund’s losses in this area somewhat.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (1.29)%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was (0.73)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell Mid Cap Growth Index (“Russell Mid Cap Growth”) and the Standard & Poor’s Mid Cap 400/Citigroup Growth Index (“S&P Mid Cap 400/CG”) are each a broad-based market index. The Russell Mid Cap Growth Index is an unmanaged index comprised of the smallest 800 securities in the Russell 1000.

April 30, 2008  /  ANNUAL REPORT

77

MTB MID CAP GROWTH FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Growth Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard and Poor’s Mid Cap 400/Citigroup Growth Index (S&P Mid Cap 400/CG),2 Russell Mid Cap Growth,2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(1.29)%
5 Years	14.05%
10 Years	7.56%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.66%
After Waivers	1.25%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2

The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2008

78

MTB MID CAP GROWTH FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Growth Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2008, compared to the Standard and Poor’s Mid Cap 400/Citigroup Growth Index (S&P Mid Cap 400/CG),2 Russell Mid Cap Growth, 2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(0.73)%
Start of Performance (8/25/2003)	11.76%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.05%
After Waivers	1.90%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1

Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a CDSC of 2.00% on any redemption up to 5 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in an index or an average.

2

The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

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MTB MID CAP GROWTH FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Mid Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Standard and Poor’s Mid Cap 400/Citigroup Growth Index (S&P Mid Cap 400/CG),2 Russell Mid Cap Growth,2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	4.63%
5 Years	15.52%
10 Years	8.43%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.41%
After Waivers	1.11%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2

The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2008

80

MTB SMALL CAP STOCK FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned (13.29)% for Class A Shares, (13.93)% for Class B Shares, and (13.17)% for Institutional I Shares, based on net asset value,* versus (10.96)% for its benchmark, the Russell 2000 Index,** and (11.73)% for its peer group, the Lipper Small Cap Core Funds Average.***

Copper Rock Capital Partners, LLC (growth portion)

Copper Rock Capital Partners, LLC (Copper Rock) serves as sub-advisor for the growth portion of the Fund. They have managed a portion of the Fund since November 1, 2006. Their management discussion and analysis follows:

For the fiscal year ended April 30, 2008, Copper Rock’s portion of the fund assets returned (9.25)% over this period,* (gross of fees) versus (6.71)% for the Russell 2000® Growth Index.** The second half of 2007 was characterized by high volatility due to the concerns over decreasing home values and the liquidity crisis, which began in August of 2007 with the sub-prime lending meltdown. The Federal Reserve Board tried to reduce the fear of a recession by cutting key interest rates by (0.50)% in September, by (0.25)% in October, and by an additional (0.25)% in December. Throughout 2007, the stocks that generally performed the best were those with higher growth rates and more visible growth, as compared to the slower growing companies, which did not perform as well.

For the year 2007, stock selection in Consumer Discretionary, Technology, and Financials contributed the most to relative performance. While Copper Rock was equal weight to the Consumer Discretionary sector relative to the Russell 2000® Growth Index during calendar year 2007, Copper Rock’s stock selection in the sector contributed the most to performance since managing the growth sleeve of the Fund. Among the top contributors for the period in Consumer Discretionary were Capella Education (CPLA) and ITT Educational Services (ESI), both education services companies. As the economy softened midway through 2007, more people were eager to further their income potential while maintaining their full time jobs, making the option to pursue secondary and even tertiary degrees either online or part time very attractive. Additionally, our underweight allocation relative to the benchmark in Financials combined with strong stock selection added to performance. Copper Rock had no exposure to banks within the Financials sector, which proved beneficial as they were largely depressed as a result of the mortgage write-downs and subprime lending crisis.

On the downside, the first quarter of 2008 was a very tough quarter for active small cap growth managers, especially managers that experienced strong performance in 2007. The Copper Rock Small Cap Growth Composite returned (24.66)%, versus (12.80)% for the Russell 2000® Growth Index.** Three factors, which contributed to the underperformance during this quarter were extreme levels of market volatility, panic selling out of growth stocks, and disappointments on an individual stock level. As a result, a reversal trend occurred where the stocks with the highest expected growth rates did the worst by far in the period. Although stock selection in the Technology, Financial Services, and Consumer Discretionary

sectors returned strongly in 2007, these sectors impacted performance negatively in the first part of 2008. The Financials sector severely underperformed as the Bear Stearns collapse caused major panic in the market. Within Financials, the Fund remains underweight in traditional banks, but continues to find attractive companies such as asset managers and diversified financial services firms that are thriving in the prolonged sub-prime lending and housing market crisis.

During the month of April, small cap growth stocks rebounded as the Russell 2000 Growth Index returned 5.14% as compared to being down (0.58)% in March. One reason for the performance turnaround was the calming of volatility in the small cap area.+ In addition, based on a reduction in market volatility, investors’ growing confidence was another factor for the performance turnaround.

Although April showed strong returns, the Copper Rock Small Cap Growth Strategy year to date performance is down approximately (18.4)%. One of the reasons for this underperformance for the year is that fast growing stocks are lagging behind. The returns for the fastest growing stocks are still down by double digits (13.2)%, while the slowest growing stocks are only barely down (1.3)%.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and investments cannot be made in an index.

***	The Lipper Small Cap Core Funds Average is a composite of mutual funds, designated by Lipper, Inc. with goals similar to the Fund’s goals.

+	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

LSV Asset Management (value portion)

LSV Asset Management (LSV) serves as sub-advisor for the value portion of the Fund. They have managed a portion of the Fund since July 2001. Their management discussion and analysis follows:

Small cap stocks* struggled in the year ended April 30, 2008 as the benchmark Russell 2000 Value Index** was down 15.1%. LSV’s portion of the Fund assets returned (15.0)% over this period, (gross of fees).*** Despite stronger relative performance in 2008 versus other U.S. market segments, small cap value was the worst performing segment (excluding micro cap) in the trailing year. Energy and Materials were the only sectors to generate positive absolute returns with both sectors posting double-digit gains. Growth stocks provided clear leadership within small cap stocks as the Russell 2000 Growth Index** was down 6.71% in the period.

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81

Given the challenging environment for LSV’s deep value approach, it is not surprising that LSV’s portion of the Fund trailed the Fund’s overall core benchmark. However, the portfolio did hold up reasonably well relative to the Russell 2000 Value benchmark. Stock selection was strong relative to the value benchmark, particularly in the Consumer Discretionary and Financials sectors but portfolio holdings in Energy lagged benchmark constituents in that sector. The negative impact of an overweight to Consumer Discretionary stocks was offset by the positive contribution of an overweight to Materials stocks.

Our portion of the Fund is broadly diversified within small cap value holding 132 stocks, with controlled industry and sector exposures. LSV does not attempt to time the market and stays fully invested throughout the year in small cap equities. Over time, stock selection should be the primary driver of excess returns and since being added to the Fund in 2001, LSV has exceeded both the Fund benchmark and our style benchmark. The portfolio trades at a discount to the value benchmark on our most important valuation measures.

*	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

**	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index is unmanaged and investments cannot be made in an index.

MTB SMALL CAP STOCK FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Stock Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Russell 2000 Index (Russell 2000)2 and the Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(18.08)%
5 Years	11.46%
10 Years	6.01%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.63%
After Waivers	1.27%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index and the Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 2000 and the Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Small Cap Stock Fund is the successor to the Governor Aggressive Growth Fund pursuant to the reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Aggressive Growth Fund.

ANNUAL REPORT  /  April 30, 2008

82

MTB SMALL CAP STOCK FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Stock Fund (Class B Shares) (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2008, compared to the Russell 2000 Index (Russell 2000)2 and the Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(17.22)%
5 Years	11.72%
Start of Performance (1/10/2001)	6.94%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.12%
After Waivers	2.02%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index and the Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 2000 and the Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

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MTB SMALL CAP STOCK FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Small Cap Stock Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Russell 2000 Index (Russell 2000)2 and the Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(13.17)%
Start of Performance (8/18/2003)	8.90%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.37%
After Waivers	1.14%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $100,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and the Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 2000 and the Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

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MTB SMALL CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2008, the Fund returned (5.26)% for Class A Shares, (5.96)% for Class B Shares, (5.17)% for Class C Shares, and (5.16)% for Institutional I Shares, based on net asset value,* versus (6.71)% for its benchmark, the Russell 2000 Growth Index.**

Despite having a negative absolute return for the fiscal year the Fund was able to outperform its benchmark in a volatile market. The second half of the fiscal year was particularly volatile as the problems within the financial and credit markets began to heat up. The Russell 2000 Growth Index traded down 24% from its high in early October 2007 to its low in early March 2008, creating a difficult environment for stocks, as the financial crisis spilled over into other sectors. Declining interest rates were not enough to offset the impact of rising commodity prices on consumer confidence, as it hit a five year low in March 2008. The negative market trend reversed in the last six weeks of the fiscal year as the Russell 2000 Growth Index rallied 11% from its low in March finishing the fiscal year on a positive note as earnings and select economic data were not as bad as originally feared. Additionally, overall global growth still appears to be healthy muting any real or perceived slowdown in our domestic economy as more of our companies have a global focus and are not dependent on any one economy or geographic region.

The Fund had six out of ten sectors outperform its benchmark in the fiscal year. Most of the outperformance was the result of superior stock selection, as opposed to sector selection, as we maintained sector weights close to the benchmark with the exception of Financials and Consumer Discretionary. Both of these sectors were index underperformers and as a result our underweight position added to overall performance.

Our best performing sector was Industrials, which had a number of notable winners including Bucyrus International, McDermott International, Foster Wheeler, and Hill International each up more than 70% over our fiscal year holding period. This is in sharp contrast to the overall Industrial sector in the Russell 2000 Growth Index, which had a negative return for the fiscal year. Our leverage to global infrastructure plays in the Industrial sector was the main reason for our outperformance as spending on these projects globally continues to grow. Our next best performing sector was Healthcare, and similar to the Industrial sector it had several notable winners including Lifecell, Cytyc and Kyphon which were each acquired in the fiscal year, and Perrigo, a specialty pharmaceutical play which focuses on OTC generic drugs and was up over 100% over our fiscal year holding period.

Additionally, we had strong performance in both the Consumer Discretionary and Energy sectors. Our outperformance in the Consumer Discretionary sector was partly the result of good stock selection in specialty retail with GameStop and Urban Outfitters and Internet Retail with Priceline. Each of these names was up 30% or more. In the Energy sector we benefited from both stock selection and allocation as this sector was the leading performer in the benchmark posting 19% growth in a weak overall market as oil prices seemed to reach new highs almost daily in the back half of the fiscal year.

Our worst performing sector was Information Technology, which had a negative relative contribution in the fiscal year. The reason for this underperformance was mainly a result of poor stock selection. Despite having a few positive performers they were not enough to offset the weakness in some of the notable laggards including Trident Microsystems and Tessera Technologies each down more than 60% over our fiscal year holding period. The Technology sector was particularly weak in the early part of the 2008 calendar year, but has recovered over the past month. However, this recovery has not yet been enough to offset the early weakness.

*	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 10.48%, adjusted for the Fund’s sales charge, the total return for Class B Shares was (9.92)%, adjusted for the Fund’s contingent deferred sales charge, and the total return for Class C Shares was (6.03)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and investments cannot be made in an index. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

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MTB SMALL CAP GROWTH FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Growth Fund (Class A Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Russell 2000 Growth Index (Russell 2000 Growth)2 and the Lipper Small Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(10.48)%
5 Years	13.68%
10 Years	11.56%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.62%
After Waivers	1.31%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

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86

MTB SMALL CAP GROWTH FUND – CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Growth Fund (Class B Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Russell 2000 Growth Index (Russell 2000 Growth)2 and the Lipper Small Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(9.92)%
5 Years	13.90%
10 Years[3]	11.41%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

Expense Ratio

Before Waivers	2.11%
After Waivers	2.06%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3	The Fund’s start of performance date was July 13, 1995. Class B Shares of the Fund were offered beginning February 20, 2001. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the total annual operating expenses applicable to the Fund’s Class B Shares. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

April 30, 2008  /  ANNUAL REPORT

87

MTB SMALL CAP GROWTH FUND – CLASS C SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Growth Fund (Class C Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Russell 2000 Growth Index (Russell 2000 Growth)2 and the Lipper Small Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(6.03)%
5 Years	14.74%
10 Years[3]	11.50%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00% as applicable.

Expense Ratio

Before Waivers	1.47%
After Waivers	1.28%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 1 year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

3	The Fund’s start of performance date was July 13, 1995. Class C Shares of the Fund were offered beginning October 1, 2002. Performance results shown before that date are attributable to the Fund’s Institutional I Shares. The Fund’s Class C Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

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MTB SMALL CAP GROWTH FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Small Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 1998 to April 30, 2008, compared to the Russell 2000 Growth Index (Russell 2000 Growth)2 and the Lipper Small Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(5.16)%
5 Years	15.13%
10 Years	12.35%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.38%
After Waivers	1.19%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

April 30, 2008  /  ANNUAL REPORT

89

MTB INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance

Hansberger Global Investors (growth portion)

Hansberger Global Investors (HGI) has been managing a portion of the Fund since October 25, 2005. The following is the portfolio manager’s discussion of performance for the 12 months ending April 30, 2008.

The MSCI EAFE benchmark (“EAFE”)* returned (1.31)% for the twelve month period ended April 30, 2008. HGI’s portion of the fund assets returned 5.66% (gross of fees) over this period.** Five sectors of the benchmark were positive over this period with the Materials and Energy sectors, posting very strong absolute performance.

On a sector basis, the portfolio delivered positive absolute returns across six of the ten sectors and was a contributor to positive relative performance in eight of the ten sectors. The Materials sector was the top absolute performer, returning 39.6%, led by global mining company Rio Tinto (+88.5%) and Brazilian iron ore producer Cia Vale Rio Doce (+62.9%) over the 12 months ending April 30, 2008. The Energy sector generated strong excess returns relative to the benchmark during the period, led by Brazilian oil company Petrobras (+142.6%), Australian natural gas producer Woodside Petroleum (+64.0%), and Canadian based oil company Suncor Energy Inc (+40.6%).

Other positions that posted positive strong performance during the period included: Vestas Wind Systems (+66.3%), Syngenta (+53.3%), and ABB Ltd (+52.1%). The Utilities sector was the largest detractor from relative performance, driven mainly by an underweight to the sector and poor performance from E.ON (-2.1%).

With the exception of Japan, the portfolio delivered positive absolute returns across all regions during the period. HGI’s underweight position to Japan helped minimize the negative effect on performance. From a regional attribution perspective, the portfolio saw strong relative performance and stock selection in Europe and Pacific Ex-Japan and HGI added value across all regions with the exception of Japan.***

*	The MSCI Europe, Australasia and Far East Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

**	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

***	International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

LSV Asset Management (value portion)

LSV Asset Management (LSV) serves as sub-advisor for the value portion of the Fund. They began managing a portion of the Fund in November 2005. Their management discussion and analysis follows:

The MSCI All-Country World ex U.S. Index+ (the benchmark for the strategy) was up 3.6% in the year ended April 30, 2008. LSV’s portion of the Fund assets returned -0.4% (gross of fees) over the period. The weak U.S. dollar boosted returns by almost 9% for USD based investors in the period as the benchmark was down 5.0% in local currency terms. Despite falling 11% in 1Q08, emerging markets had a strong year ending April 30, 2008 generating returns of greater than 25% relative to the developed international markets. Brazil, China, India and South Korea led in the emerging markets while Japan continued to lag the broader developed international markets.

Consistent with LSV’s philosophy, the portfolio maintains a value bias which detracted from relative performance as value stocks lagged growth stocks by almost 7% in the period. As a result of the challenging environment for our deep value approach, portfolio holdings in the Financials, Telecommunication Services and Materials sectors did not perform as well as benchmark constituents in those sectors. The negative impact of overweights to the Financials and Consumer Discretionary sectors was more than offset by the positive contribution of an overweight to Materials and underweights to the Technology and Health Care sectors.

As with LSV’s other strategies, we are broadly diversified holding approximately 160 stocks in 37 countries with controlled industry, sector and country exposures. The portfolio invests in all 22 developed country markets and an additional 15 of the larger emerging market countries. LSV does not attempt to time the market and stays fully invested throughout the year in international equities. We also attempt to invest as close as possible to the country weights of the major markets in the benchmark as we do not believe that we can ‘time’ country investment decisions effectively. Our approach is a stock selection strategy and we prefer to pick the best stocks we can in each of the major markets around the world and have stock selection be our primary driver of excess returns over-time as opposed to a top-down country decision. The portfolio trades at a discount relative to the value benchmark on our most important valuation measures and while our deep value approach has been out of step the past several quarters, ultimately such positioning should result in attractive relative returns over the long-run.

+	The MSCI All-Country World ex U.S. Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investments cannot be made directly in an index.

SsgA Funds Management, Inc. (“SsgA FM”) (core portion)

The MTB International Alpha Strategy returned (5.32)% for the year ending April 2008 versus the MSCI EAFE Index* return of (1.31)%, underperforming by 354bps. The severity of this underperformance, while disappointing is not without precedent. The strategy has experienced underperformance of this nature in 1998,

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90

in the midst of the LTCM crisis and once again in Q4’01. In each of these cases, we have seen a bounce back in the strategy in subsequent quarters. In the case of the 1998 crisis the strategy witnessed underperformance for 12 months and a subsequent recovery which resulted in outperformance for the next 8 years.** While our core, risk controlled quantitative process has proven to be effective in most markets, the strategy is less likely to perform well in narrow markets, or when market performance is driven by one or two specific sectors. This year’s secular downturn among financials and the resulting volatility has proven to be this type of market, creating challenging conditions for International Alpha.

On a sector basis the strategy underperformed its benchmark in 7 out of 10 sectors with Financials and Telecommunications dragging performance down the most, by 170 and 78 basis points respectively. The only sector showing strong positive performance was Information Technology which added 29 basis points of out-performance. Our stock selection is the primary driver of our performance and our stock selection models have struggled over the last 12 months. Specifically our valuation factors have been hurt hard as the market has moved towards growth oriented stocks. While growth oriented factors have responded effectively to this changing environment their performance has not been sufficiently positive to compensate for the secular downturn in valuation.

International Alpha performance was impacted by heightened volatility and a subsequent secular downturn among Financial Stocks, particularly large European banks.*** Financial Stocks account for 30% of the MSCI EAFE Index, making it the largest sector group by 18 percentage points over the second largest group (Consumer Discretionary). Hindsight being 20/20, the troubles began in the first quarter when global markets acknowledged growing concerns over slowing mortgage lending in the wake of rate hikes by the ECB as well as the Bank of England. These incubating mortgage issues impacted Q107 performance in the strategy via sharp sell-offs in overweights to large banks including Mitsubishi UFJ (-8.4%), BNP Paribas (-4.5%), ING Groep (-4.9%), and Banco Santander (-4.6%). After a reprieve in the second quarter, when financials looked poised for a bounce back, these issues roared back to the forefront of investor’s minds in the late summer. Specifically, as August approached, fallout in the fixed income markets deepened, prompting some funds to liquidate equities, both as a risk-reduction measure and as a means to cover bond losses. Continued aggressive intervention by the Federal Reserve and the European Central Bank eventually provided some relief to the sector in 2008. However, diversified Financials and Banks accounted for 170 bps in underperformance versus the benchmark over the full year ending in April 2008. For the full-year several diversified financials in the portfolio showed a sharp decline in performance, the worst hit were Royal Bank of Scotland (-42.42%), HBOS Plc (-53.78%), ING (-12.17%) and Bank of Ireland (-31.72%). Combined these four banks dragged performance down by 120 basis points. Each of these was a big player in the mortgage business and despite positive reassurances eventually ended taking large writedowns and consequently their stock prices tumbled. On a positive note an underweight to UBS resulted in a 40 bps value-add to the portfolio.

Telecommunication stocks were dragged down mostly by an underweight to Vodafone (+15.82%), which showed strong growth through the latter part of 2007 as it bought out of its Indian partner gaining exposure to the fast growing Indian market. While we did have Vodafone in our portfolio we missed the full run-up in the stock costing the portfolio approximately 30 basis points. The strategy was also impacted by and underweight to Telefonica (+31.87%).

On a positive note, stock selection in growth oriented Information Technology was strong. Performance in this sector was dominated by an overweight to videogame developer Ubisoft (+101.9%), which posted record profits on the back of strong sales in several of its large games. The company has been able to take advantage of strong forecasted sales for the gaming industry in general.

*	The MSCI Europe, Australasia and Far East Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

**	Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

***	International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2008  /  ANNUAL REPORT

91

MTB INTERNATIONAL EQUITY FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class A Shares) (the “Fund”) from February 9, 1999 (start of performance) to April 30, 2008, compared to the Morgan Stanley Capital International—Europe, Australia and Far East Index (MSCI-EAFE)2 and the Lipper International Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(7.76)%
5 Years	15.93%
Start of Performance (2/09/1999)	6.48%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Expense Ratio

Before Waivers	1.69%
After Waivers	1.43%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and the Lipper International Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The MSCI-EAFE and the Lipper International Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB International Equity Fund is the successor to the Governor International Equity Fund pursuant to the reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor International Equity Fund.

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92

MTB INTERNATIONAL EQUITY FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class B Shares) (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2008, compared to the Morgan Stanley Capital International—Europe, Australia and Far East Index (MSCI-EAFE)2 and the Lipper International Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(7.53)%
5 Years	16.16%
Start of Performance (1/10/2001)	6.54%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00%.

Expense Ratio

Before Waivers	2.22%
After Waivers	2.21%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and the Lipper International Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The MSCI-EAFE and the Lipper International Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2008  /  ANNUAL REPORT

93

MTB INTERNATIONAL EQUITY FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB International Equity Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2008, compared to the Morgan Stanley Capital International—Europe, Australia and Far East Index (MSCI-EAFE)2 and the Lipper International Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2008

1 Year	(2.25)%
Start of Performance (8/18/2003)	16.04%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Expense Ratio

Before Waivers	1.45%
After Waivers	1.31%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s August 31, 2007 prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and the Lipper International Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2	The MSCI-EAFE and the Lipper International Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2008

94

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period[1]
SHORT DURATION GOVERNMENT BOND FUND
Actual
Class A Shares	$1,000	$1,029.80	$4.09
Class B Shares	$1,000	$1,025.50	$8.36
Institutional I Shares	$1,000	$1,030.60	$3.33
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.84	$4.07
Class B Shares	$1,000	$1,016.61	$8.32
Institutional I Shares	$1,000	$1,021.58	$3.32

SHORT-TERM CORPORATE BOND FUND
Actual
Class A Shares	$1,000	$1,022.70	$4.43
Class B Shares	$1,000	$1,019.40	$8.74
Institutional I Shares	$1,000	$1,024.50	$3.72
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.49	$4.42
Class B Shares	$1,000	$1,016.21	$8.72
Institutional I Shares	$1,000	$1,021.18	$3.72

U.S. GOVERNMENT BOND FUND
Actual
Class A Shares	$1,000	$1,039.80	$4.92
Class B Shares	$1,000	$1,036.00	$9.26
Institutional I Shares	$1,000	$1,041.10	$4.21
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.04	$4.87
Class B Shares	$1,000	$1,015.76	$9.17
Institutional I Shares	$1,000	$1,020.74	$4.17

April 30, 2008  /  ANNUAL REPORT

95

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period[1]
NEW YORK MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000	$1,004.90	$4.04
Class B Shares	$1,000	$1,000.40	$8.26
Institutional I Shares	$1,000	$1,005.40	$3.29
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.84	$4.07
Class B Shares	$1,000	$1,016.61	$8.32
Institutional I Shares	$1,000	$1,021.58	$3.32

PENNSYLVANIA MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000	$1,015.60	$4.71
Class B Shares	$1,000	$1,011.00	$9.20
Institutional I Shares	$1,000	$1,016.10	$4.21
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.19	$4.72
Class B Shares	$1,000	$1,015.71	$9.22
Institutional I Shares	$1,000	$1,020.69	$4.22

MARYLAND MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000	$1,008.30	$4.04
Class B Shares	$1,000	$1,003.70	$8.52
Institutional I Shares	$1,000	$1,008.80	$3.55
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.84	$4.07
Class B Shares	$1,000	$1,016.36	$8.57
Institutional I Shares	$1,000	$1,021.33	$3.57

VIRGINIA MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000	$1,012.50	$4.40
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.49	$4.42

INTERMEDIATE-TERM BOND FUND
Actual
Class A Shares	$1,000	$1,036.10	$4.20
Class B Shares	$1,000	$1,032.80	$8.44
Institutional I Shares	$1,000	$1,036.90	$3.44
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.74	$4.17
Class B Shares	$1,000	$1,016.56	$8.37
Institutional I Shares	$1,000	$1,021.48	$3.42

INCOME FUND
Actual
Class A Shares	$1,000	$1,023.00	$4.28
Class B Shares	$1,000	$1,019.10	$8.53
Institutional I Shares	$1,000	$1,023.10	$3.52
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.64	$4.27
Class B Shares	$1,000	$1,016.41	$8.52
Institutional I Shares	$1,000	$1,021.38	$3.52

ANNUAL REPORT  /  April 30, 2008

96

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period[1]
MANAGED ALLOCATION FUND—CONSERVATIVE GROWTH
Actual
Class A Shares	$1,000	$965.10	$4.50
Class B Shares	$1,000	$962.30	$7.22
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.29	$4.62
Class B Shares	$1,000	$1,017.50	$7.42
MANAGED ALLOCATION FUND—MODERATE GROWTH
Actual
Class A Shares	$1,000	$934.60	$4.23
Class B Shares	$1,000	$931.60	$7.83
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.49	$4.42
Class B Shares	$1,000	$1,016.76	$8.17
MANAGED ALLOCATION FUND—AGGRESSIVE GROWTH
Actual
Class A Shares	$1,000	$889.40	$3.90
Class B Shares	$1,000	$885.60	$6.56
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.74	$4.17
Class B Shares	$1,000	$1,017.90	$7.02
BALANCED FUND
Actual
Class A Shares	$1,000	$953.80	$4.91
Class B Shares	$1,000	$949.10	$8.92
Institutional I Shares	$1,000	$953.40	$4.71
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,019.84	$5.07
Class B Shares	$1,000	$1,015.71	$9.22
Institutional I Shares	$1,000	$1,020.04	$4.87
EQUITY INCOME FUND
Actual
Class A Shares	$1,000	$918.40	$5.72
Class B Shares	$1,000	$913.90	$9.28
Institutional I Shares	$1,000	$919.70	$5.06
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,018.90	$6.02
Class B Shares	$1,000	$1,015.17	$9.77
Institutional I Shares	$1,000	$1,019.59	$5.32
LARGE CAP VALUE FUND
Actual
Class A Shares	$1,000	$886.60	$5.07
Class B Shares	$1,000	$883.00	$8.57
Institutional I Shares	$1,000	$887.60	$4.46
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,019.49	$5.42
Class B Shares	$1,000	$1,015.76	$9.17
Institutional I Shares	$1,000	$1,020.14	$4.77

EQUITY INDEX FUND
Actual
Class A Shares	$1,000	$902.20	$2.27
Class B Shares	$1,000	$898.40	$5.81
Institutional I Shares	$1,000	$902.60	$1.09
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,022.48	$2.41
Class B Shares	$1,000	$1,018.75	$6.17
Institutional I Shares	$1,000	$1,023.72	$1.16

April 30, 2008  /  ANNUAL REPORT

97

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period[1]

LARGE CAP STOCK FUND
Actual
Class A Shares	$1,000	$902.00	$5.91
Class B Shares	$1,000	$897.30	$9.43
Institutional I Shares	$1,000	$902.60	$5.30
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,018.65	$6.27
Class B Shares	$1,000	$1,014.92	$10.02
Institutional I Shares	$1,000	$1,019.29	$5.62

LARGE CAP GROWTH FUND
Actual
Class A Shares	$1,000	$895.80	$6.08
Class B Shares	$1,000	$891.70	$9.59
Institutional I Shares	$1,000	$896.80	$5.47
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,018.45	$6.47
Class B Shares	$1,000	$1,014.72	$10.22
Institutional I Shares	$1,000	$1,019.10	$5.82

MULTI CAP GROWTH FUND
Actual
Class A Shares	$1,000	$904.20	$5.35
Class B Shares	$1,000	$899.00	$9.25
Institutional I Shares	$1,000	$903.90	$5.11
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,019.24	$5.67
Class B Shares	$1,000	$1,015.12	$9.82
Institutional I Shares	$1,000	$1,019.49	$5.42

MID CAP STOCK FUND
Actual
Class A Shares	$1,000	$907.10	$5.97
Class B Shares	$1,000	$903.70	$9.51
Institutional I Shares	$1,000	$908.00	$5.36
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,018.60	$6.32
Class B Shares	$1,000	$1,014.87	$10.07
Institutional I Shares	$1,000	$1,019.24	$5.67

MID CAP GROWTH FUND
Actual
Class A Shares	$1,000	$956.50	$5.84
Class B Shares	$1,000	$953.40	$8.40
Institutional I Shares	$1,000	$957.10	$5.16
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,018.90	$6.02
Class B Shares	$1,000	$1,016.26	$8.67
Institutional I Shares	$1,000	$1,019.59	$5.32
SMALL CAP STOCK FUND
Actual
Class A Shares	$1,000	$813.20	$5.68
Class B Shares	$1,000	$810.00	$9.05
Institutional I Shares	$1,000	$814.30	$5.10
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,018.60	$6.32
Class B Shares	$1,000	$1,014.87	$10.07
Institutional I Shares	$1,000	$1,019.24	$5.67

ANNUAL REPORT  /  April 30, 2008

98

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period[1]

SMALL CAP GROWTH FUND
Actual
Class A Shares	$1,000	$842.30	$6.00
Class B Shares	$1,000	$839.10	$9.42
Class C Shares	$1,000	$842.70	$6.00
Institutional I Shares	$1,000	$842.60	$5.41
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,018.35	$6.57
Class B Shares	$1,000	$1,014.62	$10.32
Class C Shares	$1,000	$1,018.35	$6.57
Institutional I Shares	$1,000	$1,019.00	$5.92

INTERNATIONAL EQUITY FUND
Actual
Class A Shares	$1,000	$878.50	$6.45
Class B Shares	$1,000	$875.10	$10.16
Institutional I Shares	$1,000	$879.10	$5.84
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,018.00	$6.92
Class B Shares	$1,000	$1,014.02	$10.92
Institutional I Shares	$1,000	$1,018.65	$6.27

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period). This table shows the actual expenses paid during the most recent one-half year period. The annualized net expense ratios in effect during the period were as follows:

SHORT DURATION GOVERNMENT BOND FUND
Class A Shares	0.81%
Class B Shares	1.66%
Institutional I Shares	0.66%

SHORT-TERM CORPORATE BOND FUND
Class A Shares	0.88%
Class B Shares	1.74%
Institutional I Shares	0.74%

U.S. GOVERNMENT BOND FUND
Class A Shares	0.97%
Class B Shares	1.83%
Institutional I Shares	0.83%

NEW YORK MUNICIPAL BOND FUND
Class A Shares	0.81%
Class B Shares	1.66%
Institutional I Shares	0.66%

PENNSYLVANIA MUNICIPAL BOND FUND
Class A Shares	0.94%
Class B Shares	1.84%
Institutional I Shares	0.84%

MARYLAND MUNICIPAL BOND FUND
Class A Shares	0.81%
Class B Shares	1.71%
Institutional I Shares	0.71%

VIRGINIA MUNICIPAL BOND FUND
Class A Shares	0.88%

INTERMEDIATE-TERM BOND FUND
Class A Shares	0.83%
Class B Shares	1.67%
Institutional I Shares	0.68%

INCOME FUND
Class A Shares	0.85%
Class B Shares	1.70%
Institutional I Shares	0.70%

MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH
Class A Shares	0.92%
Class B Shares	1.48%

MANAGED ALLOCATION FUND – MODERATE GROWTH
Class A Shares	0.88%
Class B Shares	1.63%

MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH
Class A Shares	0.83%
Class B Shares	1.40%

BALANCED FUND
Class A Shares	1.01%
Class B Shares	1.84%
Institutional I Shares	0.97%

EQUITY INCOME FUND
Class A Shares	1.20%
Class B Shares	1.95%
Institutional I Shares	1.06%

LARGE CAP VALUE FUND
Class A Shares	1.08%
Class B Shares	1.83%
Institutional I Shares	0.95%

EQUITY INDEX FUND
Class A Shares	0.48%
Class B Shares	1.23%
Institutional I Shares	0.23%

April 30, 2008  /  ANNUAL REPORT

99

LARGE CAP STOCK FUND
Class A Shares	1.25%
Class B Shares	2.00%
Institutional I Shares	1.12%

LARGE CAP GROWTH FUND
Class A Shares	1.29%
Class B Shares	2.04%
Institutional I Shares	1.16%

MULTI CAP GROWTH FUND
Class A Shares	1.13%
Class B Shares	1.96%
Institutional I Shares	1.08%

MID CAP STOCK FUND
Class A Shares	1.26%
Class B Shares	2.01%
Institutional I Shares	1.13%

MID CAP GROWTH FUND
Class A Shares	1.20%
Class B Shares	1.73%
Institutional I Shares	1.06%

SMALL CAP STOCK FUND
Class A Shares	1.26%
Class B Shares	2.01%
Institutional I Shares	1.13%

SMALL CAP GROWTH FUND
Class A Shares	1.31%
Class B Shares	2.06%
Class C Shares	1.31%
Institutional I Shares	1.18%

INTERNATIONAL EQUITY FUND
Class A Shares	1.38%
Class B Shares	2.18%
Institutional I Shares	1.25%

ANNUAL REPORT  /  April 30, 2008

100

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short Duration Government Bond Fund

At April 30, 2008, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Collateralized Mortgage Obligations	65.5%
Government Agencies	16.8%
U.S. Treasury Notes	13.7%
Mortgage Backed Securities	3.3%
Cash Equivalents[1]	0.6%
Other Assets and Liabilities — Net[2]	0.1%
TOTAL	100%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 65.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION – 25.3%
Series 1604-I 6.00%, 11/15/08	$85,650	$86,061
Series 1625-H 6.00%, 12/15/08	26,784	26,946
Series 2617-GB 4.00%, 6/15/16	1,681,378	1,691,628
Series 2617-GW 3.50%, 6/15/16	3,232,698	3,239,991
Series 2640-TL 4.00%, 11/15/26	4,000,000	4,022,690
Series 2670-HP 4.00%, 12/15/13	517,908	519,839
Series 2677-LM 4.00%, 4/15/13	1,334,165	1,339,053
Series 2707-ON 4.00%, 7/15/14	646,628	649,642
Series 2764-QB 4.00%, 1/15/22	1,206,758	1,209,774
Series 2765-JH 3.00%, 5/15/19	713,133	711,199
Series 2786-PB 4.00%, 5/01/14	521,726	525,021
Series 2866-WN 4.50%, 1/15/24	7,569,768	7,631,179
Series 3047-OA 5.50%, 9/15/22	1,101,796	1,107,487
Series 3062-LU 5.50%, 10/15/16	6,781,920	6,902,576
Series 3074-BG 5.00%, 9/15/33	5,000,000	5,057,123
Series 3081-CB 5.00%, 5/15/21	5,000,000	5,135,679
Series R001-AE 4.38%, 4/15/15	2,517,426	2,517,193

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$42,373,081

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 17.2%
Series 1992-43-E 7.50%, 4/25/22	56,215	57,291
Series 2002-70-OD 5.00%, 5/25/15	3,095,621	3,113,128
Series 2002-94-MC 5.00%, 8/25/15	1,562,753	1,590,802

Description	Par Value	Market Value

Series 2003-83-PB 3.50%, 9/25/16	$925,491	$928,471
Series 2003-84-PW 3.00%, 6/25/22	495,953	495,587
Series 2004-100-HA 5.00%, 1/25/23	910,904	913,340
Series 2004-55-LA 4.50%, 6/25/21	10,391,510	10,345,243
Series 2004-70-BC 4.50%, 1/25/16	1,869,948	1,874,495
Series 3196-PA 5.25%, 8/15/11	9,393,801	9,595,081

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$28,913,438

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION – 23.0%
Series 2003-101-BE 4.50%, 2/20/29	870,571	880,986
Series 2003-10-PV 5.50%, 1/20/14	7,149,397	7,292,445
Series 2003-70 MW 4.00%, 7/20/33	2,324,991	2,335,708
Series 2003-7-ON 4.00%, 1/16/28	31,858	31,870
Series 2003-86 BJ 4.25%, 7/20/27	39,199	39,185
Series 2004-26-HJ 4.00%, 6/16/27	724,095	727,368
Series 2004-38-NA 5.00%, 12/20/27	761,302	762,884
[1]Series 2004-39-XF 2.96%, 10/16/33	3,058,652	3,038,674
Series 2004-62-PA 4.50%, 6/20/28	2,469,411	2,486,927
Series 2004-65-PA 4.50%, 9/20/32	2,906,505	2,921,125
Series 2004-76 VE 5.00%, 9/17/15	3,935,048	3,980,784
Series 2005-20 VA 5.00%, 6/16/16	5,413,195	5,494,783
Series 2005-44-PC 5.00%, 12/20/33	6,580,231	6,628,998
Series 2008-6-AK 4.50%, 12/20/30	1,840,350	1,850,453

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$38,472,190

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $108,883,976)		$109,758,709

(MTB Short Duration Government Bond Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	101

MTB Short Duration Government Bond Fund (concluded)

Description	Par Value	Market Value

GOVERNMENT AGENCIES – 16.8%

FEDERAL AGRICULTURAL MORTGAGE CORPORATION – 3.1%
4.63%, 10/12/10	$5,000,000	$5,194,613

FEDERAL FARM CREDIT BANK – 3.0%
[1]2.75%, 10/28/08	5,000,000	5,001,092

FEDERAL HOME LOAN BANK – 0.6%
5.13%, 9/10/10	1,000,000	1,049,312

FEDERAL HOME LOAN MORTGAGE CORPORATION – 1.2%
3.10%, 5/27/08	2,000,000	2,001,362

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 8.9%
[1]5.42%, 2/17/09	14,992,000	14,995,974

TOTAL GOVERNMENT AGENCIES (COST $27,785,760)		$28,242,353

MORTGAGE-BACKED SECURITIES – 3.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION – 3.1%
Pool B70012 9.00%, 4/01/16	49,381	49,943
Pool M90891 3.50%, 1/01/09	5,283,072	5,280,604

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$5,330,547

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 0.1%
Pool 521605 9.00%, 6/01/22	101,965	109,610

Description	Par Value	Market Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION – 0.1%
Pool 203632 8.50%, 2/15/17	$10,038	$10,664
Pool 306066 8.50%, 7/15/21	11,252	12,223
Pool 307983 8.50%, 7/15/21	60,493	66,290
Pool 341948 8.50%, 1/15/23	20,913	22,518

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$111,695

TOTAL MORTGAGE-BACKED SECURITIES (COST $5,600,128)		$5,551,852

U.S. TREASURY – 13.7%

U.S. TREASURY NOTE – 13.7%
3.25%, 12/31/09	5,000,000	5,084,375
2.13%, 1/31/10	5,000,000	4,989,844
2.00%, 2/28/10	6,000,000	5,971,875
1.75%, 3/31/10	5,000,000	4,953,125
US Government Strip Due 11/15/17	3,000,000	2,036,250

TOTAL U.S. TREASURY (COST $23,106,186)		$23,035,469

7MONEY MARKET FUND – 0.6%
Dreyfus Government Cash Fund, Institutional Shares, 2.31% (COST $957,706)	957,706	$957,706

TOTAL INVESTMENTS – 99.9% (COST $166,333,756)		$167,546,089

OTHER ASSETS LESS LIABILITIES – 0.1%		$109,704

TOTAL NET ASSETS – 100.0%		$167,655,793

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

102

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short-Term Corporate Bond Fund

At April 30, 2008, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Corporate Bonds	62.7%
Collateralized Mortgage Obligations	12.5%
Commercial Paper	10.5%
Asset Backed Securities	5.1%
Notes — Variable	3.3%
U.S. Treasury	2.5%
Mortgaged-Backed Securities	1.8%
Adjustable Rate Mortgage	0.0%
Cash Equivalents[1]	0.9%
Other Assets and Liabilities — Net[2]	0.7%
TOTAL	100%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

ADJUSTABLE RATE MORTGAGE – 0.0%

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 0.0%
[1]Pool 399251 7.07%, 9/01/27 (COST $77)	$77	$77

ASSET-BACKED SECURITIES – 5.1%

FINANCIAL SERVICES – 5.1%
[2,3]Capital Auto Receivables Asset Trust 2006-SN1A, Class A3 5.31%, 10/20/09	1,789,305	1,787,305
Ford Credit Auto Owner Trust, Series 2007-B Class A2A 5.26%, 6/15/10	1,000,000	1,007,649

TOTAL ASSET-BACKED SECURITIES (COST $2,789,055)		$2,794,954

COLLATERALIZED MORTGAGE OBLIGATIONS – 12.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION – 8.6%
Series 1920, Class H 7.00%, 1/15/12	218,450	226,669
Series 2587, Class WG 4.50%, 8/15/15	607,784	615,151
Series 2628, Class QH 4.00%, 12/15/21	28,351	28,357
Series 2643, Class LB 4.50%, 7/15/16	1,565,484	1,590,056
Series 2716, Class UA 4.50%, 7/15/20	1,344,246	1,350,129
Series 2798, Class J 4.50%, 4/15/17	859,390	869,973

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$4,680,335

Description	Par Value	Market Value

WHOLE LOAN – 3.9%
GSR Mortgage Loan, Series 2006-2F, Class 2A15 5.75%, 2/25/36	$1,714,844	$1,713,683
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8 4.75%, 11/25/18	410,917	403,248

TOTAL WHOLE LOAN		$2,116,931

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $6,694,070)		$6,797,266

8COMMERCIAL PAPER – 10.5%

ASSET BACKED SECURITIES – 1.4%
Falcon Asset Securitization Co. LLC 2.75%, 5/19/08	750,000	748,911

BEVERAGES – 1.8%
Coca-Cola Enterprises, Inc. 2.40%, 5/01/08	1,000,000	999,934

FINANCIAL SERVICES – 1.4%
Kitty Hawk Funding 2.77%, 5/23/08	750,000	748,673

FOOD – 2.7%
Kellogg Co. 3.00%, 5/08/08	500,000	499,667
Kraft Foods, Inc. 2.80%, 5/06/08	1,000,000	999,533

TOTAL FOOD		$1,499,200

MEDIA – 1.4%
Comcast Corp. 3.10%, 5/01/08	750,000	749,935

(MTB Short-Term Corporate Bond Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	103

MTB Short-Term Corporate Bond Fund (continued)

Description	Par Value	Market Value

OIL & GAS – 1.8%
Devon Energy Corp. 2.87%, 5/01/08	$1,000,000	$999,920

TOTAL COMMERCIAL PAPER (COST $5,747,019)		$5,746,573

CORPORATE BONDS – 62.7%

AEROSPACE & DEFENSE – 1.9%
[2,3]BAE Systems Holdings, Inc. 4.75%, 8/15/10	1,000,000	1,024,889

AIR FREIGHT & LOGISTICS – 1.8%
FedEx Corp., Unsecured Note 3.50%, 4/01/09	1,000,000	997,609

BANKS – 11.3%
Bank of New York Mellon Corp., Sr. Sub. Note 7.30%, 12/01/09	1,000,000	1,051,027
Citicorp, Sub. Note 7.25%, 9/01/08	1,000,000	1,010,292
Credit Suisse FB USA, Inc., Company Graranteed 6.50%, 6/01/08	1,000,000	1,003,435
Deutsche Bank Financial, Bank Guarantee 7.50%, 4/25/09	1,000,000	1,039,039
PNC Funding Corp., Company Guaranteed Sub. Note 7.50%, 11/01/09	1,000,000	1,043,657
Wachovia Corp., Sub. Note 6.25%, 8/04/08	1,000,000	1,005,680

TOTAL BANKS		$6,153,130

CAPITAL MARKETS – 8.7%
Goldman Sachs Group, Inc. Sr. Unsecured 3.88%, 1/15/09	1,000,000	1,005,826
[1]Lehman Brothers Holdings, Inc. 3.17%, 8/21/09	775,000	742,008
Merill Lynch & Co., Inc. 6.15%, 4/25/13	1,000,000	1,004,521
Merrill Lynch & Co. Note, Series MTNC 4.13%, 1/15/09	1,000,000	995,661
Morgan Stanley, Note 4.00%, 1/15/10	1,000,000	992,041

TOTAL CAPITAL MARKETS		$4,740,057

CONSUMER FINANCE – 1.8%
American General Finance Corp., Sr. Unsecured, Series MTNH 2.75%, 6/15/08	1,000,000	997,455

DIVERSIFIED FINANCIAL SERVICES – 9.4%
[1]BankBoston Capital Trust III 3.55%, 6/15/27	240,000	182,000
Ford Motor Credit Co., LLC, Sr. Unsecured 6.63%, 6/16/08	1,000,000	999,111
General Electric Capital Corp., Sr. Unsecured 3.50%, 5/01/08	1,000,000	1,000,005
6.13%, 2/22/11	1,000,000	1,055,846
1GMAC LLC, Unsubordinated 4.32%, 5/15/09	1,000,000	909,961
JP Morgan Chase & Co., Sub. Note 6.75%, 8/15/08	1,000,000	1,009,626

TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,156,549

ELECTRIC UTILITIES – 1.9%
Carolina Power & Light Co., Sr. Unsecured 5.95%, 3/01/09	1,000,000	1,018,777

Description	Par Value	Market Value

FINANCIAL SERVICES – 2.9%
Boeing Capital Corp., Sr. Unsecured 7.38%, 9/27/10	$550,000	$597,015
Caterpillar Financial Services Corp., Sr. Unsecured, Series MTNF 4.50%, 9/01/08	1,000,000	1,004,486

TOTAL FINANCIAL SERVICES		$1,601,501

FOOD – 1.8%
Yum! Brands, Inc., Sr. Unsecured 7.65%, 5/15/08	1,000,000	1,001,262

MEDIA – 5.5%
Comcast MO of Delaware LLC, Company Guaranteed 9.00%, 9/01/08	1,000,000	1,015,012
[2,3]COX Enterprises, Inc., Note 4.38%, 5/01/08	1,000,000	1,000,001
[1]Time Warner, Inc., Company Guaranteed, Floating Rate Note 5.11%, 11/13/09	1,000,000	964,016

TOTAL MEDIA		$2,979,029

METALS & MINING – 0.5%
Alcoa, Inc. 3.10%, 5/13/08	287,000	286,679

MULTI-UTILITIES – 2.0%
CenterPoint Energy, Inc., Sr. Note, Series B 7.25%, 9/01/10	500,000	518,433
Dominion Resources, Inc. 3.15%, 5/19/08	550,000	549,085

TOTAL MULTI-UTILITIES		$1,067,518

OIL & GAS – 0.9%
[1]Anadarko Petroleum Corp., Sr. Unsecured, Floating Rate Note 3.20%, 9/15/09	500,000	494,390

OIL & GAS FIELD SERVICES – 3.8%
Burlington Resources Finance, Company Guaranteed 6.68%, 2/15/11	1,000,000	1,063,983
Valero Energy Corp., Sr. Unsecured 3.50%, 4/01/09	1,000,000	991,473

TOTAL OIL & GAS FIELD SERVICES		$2,055,456

ROAD & RAIL – 5.7%
Burlington Northern Santa Fe, Sr. Unsecured 7.13%, 12/15/10	1,000,000	1,067,598
Norfolk Southern Corp., Sr. Note 6.20%, 4/15/09	1,000,000	1,022,491
Union Pacific Corp. 3.88%, 2/15/09	1,000,000	1,000,461

TOTAL ROAD & RAIL		$3,090,550

TELECOMMUNICATIONS – 2.8%
AT&T Corp., Sr. Unsecured 6.00%, 3/15/09	1,000,000	1,022,318
ATT Inc., Sr. Unsecured Note 4.13%, 9/15/09	500,000	502,559

TOTAL TELECOMMUNICATIONS		$1,524,877

TOTAL CORPORATE BONDS (COST $34,076,390)		$34,189,728

(MTB Short-Term Corporate Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

104	PORTFOLIOS OF INVESTMENTS

MTB Short-Term Corporate Bond Fund (concluded)

Description	Par Value	Market Value

MORTGAGE-BACKED SECURITIES – 1.8%

COMMERCIAL MORTGAGE BACK SECURITY – 1.8%
GS Mortgage Securities Corp., II (Series 2007-GG10), Class A2 5.78%, 8/10/45 (COST $999,980)	$1,000,000	$997,969

4NOTES – VARIABLE – 3.3%

AEROSPACE & DEFENSE – 1.8%
[1]United Technologies Corp., Sr. Unsecured 5.19%, 6/01/09	1,000,000	993,852

ELECTRIC UTILITIES – 1.5%
Nisource Finance Corp., Company Guaranteed 7.88%, 11/15/10	750,000	795,222

TOTAL NOTES – VARIABLE (COST $1,790,915)		$1,789,074

U.S. TREASURY – 2.5%

U.S. TREASURY BOND – 0.2%
Inflation Indexed 3.50%, 1/15/11	100,000	132,540

Description	Par Value	Market Value

U.S. TREASURY NOTE – 2.3%
4.88%, 5/31/09	$1,000,000	$1,030,625
3.63%, 1/15/10	150,000	153,609
4.00%, 3/15/10	50,000	51,633

TOTAL U.S. TREASURY NOTE		$1,235,867

TOTAL U.S. TREASURY (COST $1,321,465)		$1,368,407

REPURCHASE AGREEMENTS – 0.9%
Interest In $514,052 repurchase agreement 1.98%, dated 4/30/08 under which Credit Suisse First Boston LLC will repurchase a U.S. Government Agency security maturing on 5/2/08 for $514,654 on 5/1/08. The Market value of the underlying security at the end of the period was $524,947. (COST $514,052)		$514,052

TOTAL INVESTMENTS – 99.3% (COST $53,933,023)		$54,198,100

OTHER ASSETS LESS LIABILITIES – 0.7%		$358,627

TOTAL NET ASSETS – 100.0%		$54,556,727

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

105

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Bond Fund

At April 30, 2008, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Mortgage Backed Securities	32.1%
Government Agencies	31.1%
Collateralized Mortgage Obligations	22.1%
Corporate Bonds	4.6%
U.S. Treasury	3.2%
Municipals Bonds	1.3%
Cash Equivalents[1]	5.2%
Other Assets and Liabilities — Net[2]	0.4%
TOTAL	100%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

GOVERNMENT AGENCIES – 31.1%

FEDERAL HOME LOAN BANK – 3.0%
6.63%, 11/15/10	$1,435,000	$1,561,820
5.38%, 5/18/16	2,000,000	2,163,577

TOTAL FEDERAL HOME LOAN BANK		$3,725,397

FEDERAL HOME LOAN MORTGAGE CORPORATION – 17.1%
4.13%, 10/18/10	2,000,000	2,056,696
4.63%, 10/25/12	3,000,000	3,139,202
4.75%, 1/19/16	3,000,000	3,114,068
5.25%, 4/18/16	2,000,000	2,135,586
5.75%, 6/27/16	5,000,000	5,220,385
5.13%, 10/18/16	2,000,000	2,120,668
5.20%, 3/05/19	2,000,000	2,013,568
8.25%, 6/01/26	1,000,000	1,330,436

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$21,130,609

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 5.4%
[1]5.42%, 2/17/09	2,500,000	2,500,663
5.10%, 9/10/09	1,000,000	1,010,316
5.25%, 8/01/12	3,000,000	3,133,427

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$6,644,406

Description	Par Value	Market Value

HOUSING – 0.8%
Federal Housing Administration, Project Pass Through Certificate 7.43%, 4/01/22	$149,189	$149,189
Housing and Urban Development. 7.66%, 8/01/15	880,000	891,766

TOTAL HOUSING		$1,040,955

PRIVATE EXPORT FUNDING CORPORATION – 3.4%
Overseas Private Investment Corp., 6.60%, 5/21/16	1,909,950	2,075,801
Private Export Funding Corp. 7.20%, 1/15/10	2,000,000	2,145,142

TOTAL PRIVATE EXPORT FUNDING CORPORATION		$4,220,943

SMALL BUSINESS ADMINISTRATION – 1.4%
Series 90-E 9.65%, 5/01/10	31,545	32,886
Series 91-H 8.85%, 8/01/11	1,080	1,118
Series 96-C 6.70%, 3/01/16	135,757	138,803
Series 96-K 6.95%, 11/01/16	956,005	991,435
Series 96-L 6.70%, 12/01/16	381,374	387,281
Series 97-E 7.30%, 5/01/17	34,545	35,999
Series 98-E 5.60%, 9/01/08	25,202	25,358
Series 99-I 7.30%, 9/01/19	36,002	38,109

TOTAL SMALL BUSINESS ADMINISTRATION		$1,650,989

TOTAL GOVERNMENT AGENCIES (COST $36,956,108)		$38,413,299

(MTB U.S. Government Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

106	PORTFOLIOS OF INVESTMENTS

MTB U.S. Government Bond Fund (continued)

Description	Par Value	Market Value

MORTGAGE-BACKED SECURITIES – 32.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION – 16.7%
Pool 181361 8.00%, 11/01/08	$1,898	$1,923
Pool 251573 8.50%, 9/01/09	739	749
Pool 287773 7.50%, 3/01/17	1,692	1,812
Pool 299147 7.50%, 8/01/17	125,892	134,799
Pool 300161 8.50%, 8/01/17	73,429	79,531
Pool 538733 9.00%, 9/01/19	833	910
Pool 555014 8.00%, 12/01/10	188	192
Pool A18401 6.00%, 2/01/34	2,278,037	2,339,686
Pool C63959 6.50%, 2/01/32	506,604	528,483
Pool C78010 5.50%, 4/01/33	3,260,054	3,296,322
Pool C80328 7.50%, 7/01/25	134,236	144,740
Pool E00540 6.00%, 3/01/13	518,463	538,051
Pool E61956 7.00%, 11/01/10	1,541	1,585
Pool G01425 7.50%, 5/01/32	282,678	302,501
Pool G01831 6.00%, 5/01/35	1,328,715	1,364,673
Pool G02296 5.00%, 6/01/36	3,498,868	3,446,603
Pool G02976 5.50%, 6/01/37	966,335	974,066
Pool G02988 6.00%, 5/01/37	3,775,982	3,871,090
Pool G03703 5.50%, 12/01/37	1,479,533	1,491,369
Pool G12709 5.00%, 7/01/22	2,098,085	2,114,345
Pool180931 7.00%, 11/01/08	2,853	2,875

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$20,636,305

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 14.4%
Pool 1465 8.25%, 7/01/09	315	317
Pool 190817 6.00%, 5/01/09	9,392	9,497
Pool 202957 8.00%, 8/01/21	14,297	15,343
Pool 252439 6.50%, 5/01/29	171,054	178,976
Pool 255933 5.50%, 11/01/35	1,541,152	1,552,807
Pool 323419 6.00%, 12/01/28	372,949	386,025
Pool 334593 7.00%, 5/01/24	192,158	205,261
Pool 39862 9.75%, 9/01/17	18,579	20,148
Pool 431587 6.50%, 8/01/28	72,107	75,649
Pool 436746 6.50%, 8/01/28	116,100	122,094
Pool 440401 6.50%, 8/01/28	508,316	533,287
Pool 44046 7.50%, 2/01/14	58	58
Pool 485678 6.50%, 3/01/29	326,111	342,132
Pool 494375 6.50%, 4/01/29	71,438	74,947
Pool 545051 6.00%, 9/01/29	550,166	570,832
Pool 604867 7.00%, 1/01/25	205,316	219,544
Pool 625596 7.00%, 2/01/32	109,132	115,721
Pool 695818 5.00%, 4/01/18	2,854,955	2,888,680

Description	Par Value	Market Value

Pool 725418 6.50%, 5/01/34	$832,466	$867,638
Pool 763704 5.00%, 4/01/34	3,442,638	3,396,592
Pool 833143 5.50%, 9/01/35	3,902,549	3,932,061
Pool 843323 5.50%, 10/01/35	767,804	773,610
Pool 975207 5.00%, 3/01/23	1,494,010	1,505,121

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$17,786,340

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION – 1.0%
Pool 1061 9.00%, 4/20/23	40,802	44,779
Pool 146927 9.00%, 9/15/16	10,967	11,762
Pool 1886 9.00%, 10/20/24	8,524	9,402
Pool 188603 9.00%, 11/15/16	12,009	12,935
Pool 1893 8.50%, 10/20/09	8,591	8,707
Pool 208196 9.00%, 2/15/17	17,972	19,358
Pool 23641 9.00%, 10/15/08	577	581
Pool 3190557 8.00%, 12/15/16	3,920	4,060
Pool 346572 7.00%, 5/15/23	44,313	47,467
Pool 364004 7.00%, 10/20/23	80,349	85,746
Pool 392400 8.00%, 7/15/24	2,671	2,907
Pool 402603 8.00%, 2/15/10	8,066	8,214
Pool 407264 8.38%, 4/15/10	1,683	1,710
Pool 409703 8.00%, 12/15/09	6,039	6,135
Pool 484269 7.00%, 9/15/28	134,188	143,254
Pool 581522 6.00%, 5/15/33	448,164	463,514
Pool 592505 6.00%, 4/15/33	277,777	286,945
Pool 780356 8.50%, 10/15/08	5,316	5,340
Pool 780440 8.50%, 11/15/17	6,407	6,868

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$1,169,684

TOTAL MORTGAGE-BACKED SECURITIES (COST $39,304,377)		$39,592,329

COLLATERALIZED MORTGAGE OBLIGATIONS – 22.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION – 2.9%
Series 112-I 6 6.50%, 1/15/21	7,832	8,127
Series 136-E 6.00%, 4/15/21	19,140	19,681
Series 141-D 5.00%, 5/15/21	9,241	9,317
Series 1577-PK 6.50%, 9/15/23	279,000	294,947
Series 1644-K 6.75%, 12/15/23	176,000	188,864
Series 1666H 6.25%, 9/15/23	1,096,178	1,119,964
Series 1686-PJ 5.00%, 2/15/24	87,258	88,053
Series 1920, Class H 7.00%, 1/15/12	436,900	453,338
Series 24488-LA 5.80%, 9/15/16	192,699	194,015
Series 2617-GW 3.50%, 6/15/16	134,696	135,000
Series 2707, Class PW 4.00%, 7/15/14	296,316	297,498

(MTB U.S. Government Bond Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	107

MTB U.S. Government Bond Fund (concluded)

Description	Par Value	Market Value

Series 6-C 9.05%, 6/15/19	$37,417	$40,223
Series R001-AE 4.38%, 4/15/15	755,228	755,158

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$3,604,185

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 6.7%
Series 1993-113-PK 6.50%, 7/25/23	196,694	203,827
Series 1993-127-H 6.50%, 7/25/23	198,059	205,439
Series 1993-202-J 6.50%, 11/25/23	107,714	112,279
Series 1994-3-PL 5.50%, 1/25/24	152,000	153,987
Series 1994-55-H 7.00%, 3/25/24	181,000	192,341
Series 2002-52-QA 6.00%, 7/18/32	121,695	124,689
Series 2004-51-KF 3.25%, 8/25/22	1,356,359	1,339,124
Series 2005-30, Class BU 5.00%, 3/25/24	5,935,000	6,000,761

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$8,332,447

WHOLE LOAN – 12.5%
[1]Banc of America Mortgage Securities, Series 2004-A, Class 2A1 3.54%, 2/25/34	1,351,540	1,317,721
Banc of America Mortgage Securities, Series 2004-B, Class 2A1 3.51%, 3/25/34	862,148	841,674
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-8, Class 2A1 4.50%, 6/25/19	7,575,501	7,237,762
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1 5.10%, 11/25/35	3,575,076	3,561,089
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8 4.75%, 11/25/18	1,356,026	1,330,718
Structured Asset Securities Corp., Series 2005-1, Class 6A1 6.00%, 2/25/35	1,137,235	1,094,283

TOTAL WHOLE LOAN		$15,383,247

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $27,415,764)		$27,319,879

U.S. TREASURY – 3.2%

U.S. TREASURY BOND – 3.2%
4.50%, 2/15/36	1,286,000	1,289,818
5.00%, 5/15/37	880,000	955,075
Inflation Indexed 3.50%, 1/15/11	1,325,000	1,756,152

TOTAL U.S. TREASURY (COST $3,876,700)		$4,001,045

Description	Par Value	Market Value

CORPORATE BONDS – 4.6%

AGRICULTURE – 0.5%
Archer-Daniels-Midland Co. 5.38%, 9/15/35	$750,000	$662,410

BANKS – 2.4%
Bank of America Corp. 7.13%, 10/15/11	1,000,000	1,069,963
First Tennessee Bank, NA, 4.63%, 5/15/13	1,000,000	929,284
US Bank NA 5.92%, 5/25/12	873,768	927,311

TOTAL BANKS		$2,926,558

GAS UTILITIES – 0.5%
Bay State Gas Co., 9.20%, 6/06/11	500,000	553,475

SHIPBUILDING – 0.6%
American Heavy Lift Shipping Co. 5.38%, 6/01/17	742,000	791,854

TRANSPORTATION – 0.6%
Vessel Management Service 6.75%, 7/15/25	699,000	791,062

TOTAL CORPORATE BONDS (COST $5,331,198)		$5,725,359

MUNICIPAL BONDS – 1.3%
City of Tacoma, WA, Lease Revenue Bonds, (Lease payments guaranteed by U.S. Government) 8.20%, 9/15/13	920,000	1,049,370
Miami, FL, Rent Revenue Series 1998 (Lease payments guaranteed by U.S. Government) 8.65%, 7/01/19	160,000	199,051
Tobacco Settlement Financing Corp. 6.36%, 5/15/25	402,845	395,445

TOTAL MUNICIPAL BONDS (COST $1,651,676)		$1,643,866

REPURCHASE AGREEMENTS – 5.2%
Interest In $6,477,839 repurchase agreement 1.98%, dated 4/30/08 under which Credit Suisse First Boston LLC. will repurchase a U.S. Government Agency security maturing on 5/2/08 for $6,479,744 on 5/1/08. The Market value of the underlying security at the end of the period was $6,609,339. (COST $6,477,839)	6,477,839	$6,477,839

TOTAL INVESTMENTS – 99.6% (COST $121,013,662)		$123,173,616

OTHER ASSETS LESS LIABILITIES – 0.4%		$449,336

TOTAL NET ASSETS – 100.0%		$123,622,952

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

108

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Municipal Bond Fund

At April 30, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
Special Purpose Entity	22.4%
Transportation	21.3%
Education	11.1%
Water & Sewer	10.0%
Medical	7.4%
Power	5.9%
General Obligations	5.8%
Housing	4.3%
General Revenue	3.0%
Building	2.8%
Development	2.0%
Facilities	1.5%
Higher Educatiion	1.2%
School District	1.0%
Other Assets and Liabilities[2]	0.3%
TOTAL	100%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Amount	Market Value

5MUNICIPAL BONDS – 96.0%

ARIZONA – 2.0%

DEVELOPMENT – 2.0%
Yuma Municipal Property Corp., AZ, Revenue Bonds (Series D) (XLCA INS) 5.00%, 7/01/21	$2,000,000	$2,049,400

NEW YORK – 86.1%

BUILDING – 2.8%
Canton, NY, Human Services, 5.75%, 9/01/32	915,000	923,693
Geneva, NY, Revenue Bonds, (Project A) 5.38%, 2/01/33	1,000,000	1,029,230
Montgomery County, NY, Industrial Development Agency, Revenue Bonds (Series A), (XLCA INS), 5.00%, 7/01/29	1,000,000	1,016,910

TOTAL BUILDING		$2,969,833

EDUCATION – 11.1%
New York State Dormitory Authority, 5.00%, 3/15/23	1,170,000	1,230,548
New York State Dormitory Authority, (Series A) 7.50%, 5/15/13	3,000,000	3,583,830

Description	Par Amount	Market Value

New York State Dormitory Authority, (Series C) 7.38%, 5/15/10	$425,000	$447,840
7.38%, 5/15/10	860,000	903,920
New York State Dormitory Authority, Mental Health Services Facilities Improvement, Revenue Bonds, (Series 2005D-1), (FGIC INS) 5.00%, 2/15/23	2,000,000	2,035,560
New York State Dormitory Authority, Revenue Bonds, (FHA INS) 5.85%, 8/01/26	290,000	296,368
New York State Dormitory Authority, Rochester University (Series A) 5.13%, 7/01/39	1,000,000	1,109,610
New York State Dormitory Authority, School District Financing, Revenue Bonds, (Series C), (MBIA Insurance Corp. INS) 5.38%, 10/01/15	1,000,000	1,068,820
New York State Dormitory Authority, School Districts Financing Program (Series D), (MBIA Insurance Corp. INS) 5.50%, 10/01/17	895,000	961,874

TOTAL EDUCATION		$11,638,370

FACILITIES – 1.5%
New York State Urban Development Corp., Correctional & Youth Facilities Service, Refunding Revenue Bonds (Series A), (Original Issue Yield: 4.25%), 5.50%, 1/01/17	1,510,000	1,595,134

(MTB New York Municipal Bond Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	109

MTB New York Municipal Bond Fund (continued)

Description	Par Amount	Market Value

GENERAL OBLIGATIONS – 1.5%
Nassau County, NY, GO, (Series F), (FSA INS) 7.00%, 3/01/10	$500,000	$541,240
New York City, NY, GO Unlimited Unrefunded Bonds (Series B), (Original Issue Yield: 5.02%), 5.50%, 12/01/12	1,000,000	1,074,680

TOTAL GENERAL OBLIGATIONS		$1,615,920

GENERAL REVENUE – 3.0%
Sales Tax Asset Recievable Corp., NY, Revenue Bonds (Series A), (MBIA INS)/(Original Issue Yield: 4.18%), 5.00%, 10/15/23	3,000,000	3,127,920

HIGHER EDUCATION – 1.2%
New York State Dormitory Authority Refunding Revenue Bonds, (Series B), (Original Issue Yield: 3.98%), 5.25%, 11/15/23	1,200,000	1,279,788

HOUSING – 4.3%
East Rochester, NY, Housing Authority, Refunding Revenue Bonds 6.13%, 4/20/43	1,355,000	1,428,590
New Rochelle, NY, Municipal Housing Authority, Revenue Bonds, (Series B) (HUD Section 8) 6.50%, 12/01/14	885,000	930,347
[5]New York State HFA, AMT (Series A), (FHA INS) 7.75%, 8/15/17	905,000	923,055
New York State HFA, Service Contract Obligation, Revenue Bonds, (Series 1995 A) 6.25%, 9/15/10	95,000	95,292
[5]New York State Mortgage Agency, AMT (Series 67) 5.80%, 10/01/28	215,000	217,604
[5]New York State Mortgage Agency, Refunding Revenue Bonds, AMT 5.70%, 4/01/11	865,000	874,809

TOTAL HOUSING		$4,469,697

MEDICAL – 7.4%
Chemung County, NY, Industrial Development Agency, (Series A) 5.00%, 11/01/34	750,000	718,673
Chemung County, NY, Industrial Development Agency, (Series B) 5.00%, 11/01/34	1,000,000	958,230
Monroe County, NY, IDA, (Highland Hospital Rochester Project) 5.00%, 8/01/22	1,000,000	981,940
Monroe County, NY, IDA, Civic Facilities Revenue Bonds, 5.00%, (Highland Hospital Rochester Project) 5.00%, 8/01/25	1,000,000	967,370
New York City, NY, Health and Hospitals Corp., (Series A), 5.45%, 2/15/26	1,000,000	1,013,320
New York State Dormitory Authority, FHA Insured Mortgage Ellis Hospital Revenue Bonds, (FHA INS) 5.05%, 8/15/24	750,000	771,675
New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, 5.10%, 2/01/19	1,000,000	1,020,880
New York State Dormitory Authority, United Health Services, (AMBAC INS) 5.38%, 8/01/27	1,000,000	1,021,159
Tompkins, NY, Health Care Corp. (FHA INS) 10.80%, 2/01/28	260,000	281,939

TOTAL MEDICAL		$7,735,186

Description	Par Amount	Market Value

POWER – 5.9%
Long Island Power Authority, NY, Revenue Bonds, (Series E) (FGIC INS) 5.00%, 12/01/22	$6,000,000	$6,189,900

SCHOOL DISTRICT – 1.0%
Webster, NY, Central School District, GO UT 5.13%, 6/15/19	1,000,000	1,042,970

SPECIAL PURPOSE ENTITY – 15.1%
Grand Central, NY, District Management Association, Inc. 5.00%, 1/01/21	1,000,000	1,053,330
Nassau County, NY, Interim Finance Authority, Refunding Revenue Bonds (Series A), (MBIA INS) 5.00%, 11/15/22	2,635,000	2,761,322
New York Counties Tobacco Trust II, Refunding Revenue Bonds 5.25%, 6/01/25	915,000	883,927
Sales Tax Asset Receivable Corp., New York, (Series A), (MBIA INS), 5.00%, 10/15/26	1,425,000	1,471,783
Tobacco Settlement Financing Corp., NY, (Series A-1) 5.25%, 6/01/16	1,430,000	1,467,409
Tobacco Settlement Financing Corp., NY, (Series B-1C) 5.25%, 6/01/13	400,000	400,592
Tobacco Settlement Financing Corp., NY, Asset Backed Series (Series A-1), (AMBAC State GTD)/(Original Issue Yield: 4.14%), 5.25%, 6/01/22	3,000,000	3,091,529
Tobacco Settlement Financing Corp., NY, Asset Backed Series (Series A-1), (Original Issue Yield: 4.21%), 5.50%, 6/01/18	3,000,000	3,144,929
Tobacco Settlement Revenue Management Authority, SC, (Series B) 6.38%, 5/15/30	500,000	492,140
TSASC, Inc. NY, Cash flow management, Public Improvements 6.25%, 7/15/27	1,000,000	1,057,850

TOTAL SPECIAL PURPOSE ENTITY		$15,824,811

TRANSPORTATION – 21.3%
Albany, NY, Parking Authority, 5.00%, 7/15/08	435,000	437,323
Albany, NY, Parking Authority, (Series A) 5.63%, 7/15/25	220,000	226,318
Metropolitan Transportation Authority, NY, Revenue Bonds (Series A), (AMBAC INS)/(Original Issue Yield: 4.69%), 5.50%, 11/15/14	2,500,000	2,699,950
Metropolitan Transportation Authority, NY, Revenue Bonds (Series A), (AMBAC INS)/(Original Issue Yield: 4.89%), 5.50%, 11/15/19	2,000,000	2,130,700
New York New, NY, Transitional Authority, (FSA INS) 5.00%, 1/15/19	5,140,000	5,553,411
New York State Thruway Authority, (Series 2000A), (FSA INS) 6.25%, 4/01/11	1,000,000	1,075,500
New York State Thruway Authority, Dedicated Highway & Bridge Trust Fund, Unrefunded Revenue Bonds, (Series A), (FSA INS) 5.13%, 4/01/11	655,000	675,521
New York State Thruway Authority, Second 5.00%, 4/01/20	5,000,000	5,363,300
Triborough Bridge & Tunnel Authority, NY, (Series Y) Refunding Revenue Bonds, (AMBAC INS) 6.13%, 1/01/21	3,500,000	4,148,515

TOTAL TRANSPORTATION		$22,310,538

(MTB New York Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

110	PORTFOLIOS OF INVESTMENTS

MTB New York Municipal Bond Fund (concluded)

Description	Par Amount	Market Value

WATER & SEWER – 10.0%
New York City, NY, Municipal Water Finance Authority (Series 2004-C) (AMBAC INS) 5.00%, 6/15/35	$1,000,000	$1,018,420
New York City, NY, Municipal Water Finance Authority (Series C) 5.13%, 6/15/33	1,000,000	1,019,090
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Refunding Revenue Bond(Series C), (Original Issue Yield: 4.59%) 5.00%, 6/15/31	5,000,000	5,101,800
New York State Environmental Facilities Corp. 5.85%, 1/15/15	1,040,000	1,042,985
New York State Environmental Facilities Corp., State Clean Water & Drinking Revolving Fund, Refunding Revenue Bonds (Series I), (Original Issue Yield: 4.28%), 5.25%, 9/15/15	2,085,000	2,250,090

TOTAL WATER & SEWER		$10,432,385

TOTAL NEW YORK		$90,232,452

OHIO – 3.7%

SPECIAL PURPOSE ENTITY – 3.7%
Buckeye Tobacco Settlement Financing Authority, OH, (Series A-2) 5.88%, 6/01/30	1,000,000	930,500
6.00%, 6/01/42	3,200,000	2,932,640

TOTAL OHIO		$3,863,140

PUERTO RICO – 0.6%

GENERAL OBLIGATIONS – 0.6%
Commonwealth of Puerto Rico, GO UT, (MBIA Insurance Corp. INS) 7.00%, 7/01/10	550,000	594,396

Description	Par Amount	Market Value

WASHINGTON – 2.0%

SPECIAL PURPOSE ENTITY – 2.0%
Tobacco Settlement Authority, WA, Tobacco Settlement Revenue, Asset Backed Series, (Original Issue Yield: 6.875%), 6.63%, 6/01/32	$2,100,000	$2,114,217

WISCONSIN – 1.6%

SPECIAL PURPOSE ENTITY – 1.6%
Badger, WI, Tobacco Asset Securitization Corp., Revenue Bonds 6.13%, 6/01/27	1,675,000	1,678,786

TOTAL MUNICIPAL BONDS (COST $99,980,343)		$100,532,391

4SHORT-TERM MUNICIPAL BONDS – 3.7%

GENERAL OBLIGATIONS – 3.7%
New York City, NY, GO Unlimited Bonds (SubSeries A-10), (Morgan Guaranty Trust), 2.47%, 5/01/08	300,000	300,000
New York City, NY, GO Unlimited Refunding Bonds (SubSeries E2), (JP Morgan Chase Bank), 2.47%, 5/01/08	700,000	700,000
New York City, NY, GO Unlimited Refunding Bonds (SubSeries E2), (JP Morgan Chase Bank), 2.47%, 5/01/08	1,100,000	1,100,000
New York City, NY, (Series H-Subseries H-2) Daily VRDNs, (MBIA Insurance Corp. INS.)/(Wachovia Bank N.A. LOC), 2.65%, 5/01/08	1,825,000	1,825,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $3,925,000)		$3,925,000

TOTAL INVESTMENTS – 99.7% (COST $103,905,343)		$104,457,391

OTHER ASSETS LESS LIABILITIES – 0.3%		$281,659

TOTAL NET ASSETS – 100.0%		$104,739,050

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

111

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Municipal Bond Fund

At April 30, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
Higher Education	18.5%
School District	15.4%
Development	13.4%
Transportation	12.1%
Medical	10.3%
Continuing Care	7.8%
General Obligations	4.6%
Education	4.6%
Facilities	4.3%
General Revenue	2.7%
Power	2.0%
Water & Sewer	1.8%
Pollution Control	0.6%
Cash Equivalents[2]	0.8%
Other Assets and Liabilities — Net[3]	1.1%
TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

5MUNICIPAL BONDS – 98.1%

PENNSYLVANIA – 96.1%

CONTINUING CARE – 7.8%
Bucks County, PA, IDA, Revenue Bonds, (Series 2002A), (Pennswood Village) 6.00%, 10/01/27	$1,000,000	$1,128,720
Bucks County, PA, IDA, Revenue Bonds, (Series A), (Ann’s Choice, Inc.) 5.20%, 1/01/13	330,000	327,994
5.30%, 1/01/14	275,000	273,213
5.40%, 1/01/15	240,000	238,272
Delaware County, PA, Authority, (Dunwoody Village Inc.) 6.25%, 4/01/30	1,200,000	1,282,980
Montgomery County, PA, Higher Education & Health Authority Hospital, (Philadelphia Geriatric Center) 7.25%, 12/01/19	3,000,000	3,270,299
Montgomery County, PA, IDA, (ACTS Retirement-Life Community Inc.) 5.25%, 11/15/28	1,850,000	1,802,326
Montgomery County, PA, IDA, (Whitemarsh Continuing Care Retirement Community) 6.13%, 2/01/28	1,500,000	1,389,120

TOTAL CONTINUING CARE		$9,712,924

Description	Par Value	Market Value

DEVELOPMENT – 13.4%
Bucks County, PA, IDA, Revenue Bonds, ETM (AMBAC INS)/(Senior Lifestyles Inc.) 10.00%, 5/15/19	$4,775,000	$7,314,775
Pennsylvania State IDA, Economic Development Revenue Bonds, (AMBAC INS) 5.50%, 7/01/13	500,000	545,940
Philadelphia, PA, Authority for Industrial (PRF 10/1/11) 5.25%, 10/01/30	2,000,000	2,180,640
Philadelphia, PA, Authority for Industrial Development, (Series B), (FSA INS) 5.25%, 10/01/10	1,000,000	1,064,030
Philadelphia, PA, Authority for Industrial Development, Revenue Bonds, (Please Touch Museum) 5.25%, 9/01/26	1,000,000	962,890
Philadelphia, PA, Redevelopment Authority, (FGIC INS) 5.00%, 4/15/27	1,500,000	1,457,025
Pittsburgh, PA, Auditorium Authority, (Series 1999), (AMBAC INS) 5.25%, 2/01/17	3,000,000	3,105,240

TOTAL DEVELOPMENT		$16,630,540

(MTB Pennsylvania Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

112	PORTFOLIOS OF INVESTMENTS

MTB Pennsylvania Municipal Bond Fund (continued)

Description	Par Value	Market Value

EDUCATION – 4.6%
Berks County, PA, Vocational Technical School Authority, Revenue Bonds, (Series 2005), (Berks Career & Technology Center)/(MBIA Insurance Corp. INS) 5.00%, 6/01/14	$1,655,000	$1,777,305
Bucks County, PA, IDA, Revenue Bonds (Series A), (School Lane Charter School) 4.88%, 3/15/27	1,545,000	1,339,113
Charleroi, PA, Area School District, (Series C), (FGIC State Aid Withholding)/(Original Issue Yield: 6.046%)/(U.S. Government PRF 10/1/09 @ 100) 6.00%, 10/01/17	1,300,000	1,368,172
Charleroi, PA, Area School District, (Series C), (FGIC INS)/(Original Issue Yield: 6.046%) 6.00%, 10/01/17	30,000	31,160
York County, PA, School Technology Authority, Lease Revenue Bonds, (FGIC INS) 5.50%, 2/15/21	1,000,000	1,109,250

TOTAL EDUCATION		$5,625,000

FACILITIES – 4.3%
Pennsylvania Convention Center Authority, Revenue Bonds, (FGIC INS) 6.00%, 9/01/19	2,410,000	2,827,436
Pittsburgh, PA, Public Parking Authority, Revenue Bonds (Series A) (FGIC INS) 5.00%, 12/01/25	2,500,000	2,512,425

TOTAL FACILITIES		$5,339,861

GENERAL OBLIGATIONS – 4.6%
Butler County, PA, IDA, GO UT, (FGIC INS) 6.00%, 7/15/11	1,000,000	1,082,860
Lancaster County, PA, (Series A), (FGIC INS), (PRF 5/1/10) 5.60%, 5/01/12	1,000,000	1,062,510
Mercer County, PA, GO UT, (FGIC INS) 5.50%, 10/01/18	1,155,000	1,218,698
5.50%, 10/01/19	1,215,000	1,282,008
Philadelphia, PA, GO UT, (FSA INS) 5.25%, 9/15/15	1,000,000	1,071,310

TOTAL GENERAL OBLIGATIONS		$5,717,386

GENERAL REVENUE – 2.7%
Westmoreland County, PA, Municipal Authority, Revenue Bonds, (State and Local Government PRF 8/15/2015 @ 100)/(FSA INS) 5.25%, 8/15/27	3,000,000	3,364,440

HIGHER EDUCATION – 18.5%
Allegheny County, PA, Higher Education Building Authority University Revenue, (Carnegie Mellon University), 5.13%, 3/01/32	2,000,000	2,033,600
Chester County, PA, HEFA, (Immaculata College)/(Radian Asset Assurance INS) 5.63%, 10/15/27	2,250,000	2,274,839
Delaware County, PA, Authority, (Eastern University)/(Radian Asset Assurance INS) 4.50%, 10/01/27	1,670,000	1,537,686

Description	Par Value	Market Value

Montgomery County, PA, Higher Education & Health Authority Hospital, (Series FF1), (Dickinson College)/(CIFG INS) 5.00%, 5/01/19	$1,420,000	$1,479,285
5.00%, 5/01/20	1,490,000	1,540,913
Pennsylvania State Higher Education Facilities Authority, (Philadelphia College of Osteopathic Medicine) 5.00%, 12/01/13	1,345,000	1,421,477
Pennsylvania State Higher Education Facilities Authority, (Series A), (Pennsylvania Hospital)/(AMBAC Financial Group, Inc. INS) 5.00%, 8/15/14	2,685,000	2,936,396
Pennsylvania State Higher Education Facilities Authority, (St. Joseph’s University)/(Radian Asset Assurance INS) 5.50%, 12/15/15	1,940,000	2,035,041
Pennsylvania State Higher Education Facilities Authority, (University of Pennsylvania) 5.25%, 9/01/15	2,000,000	2,230,940
Pennsylvania State Higher Education Facilities Authority, (York College of Pennsylvania)/(FGIC INS) 5.00%, 11/01/20	550,000	563,684
Pennsylvania State Higher Educational Revenue, (MBIA Insurance Corp. INS) 5.00%, 5/01/27	1,250,000	1,273,675
Pennsylvania State University, Revenue Bonds 5.00%, 9/01/17	1,335,000	1,447,687
Swarthmore Boro Authority, PA, Refunding Revenue Bonds, (Swarthmore College) 5.25%, 9/15/20	1,000,000	1,061,410
Union County, PA, Higher Educational Facilities Financing Authority, Refunding Revenue Bonds, (Series A), (Bucknell University) 5.25%, 4/01/20	1,000,000	1,065,170

TOTAL HIGHER EDUCATION		$22,901,803

MEDICAL – 10.3%
Allegheny County, PA, HDA, (Series A) Revenue Bonds, (Jefferson Regional Medical Center, PA) 4.20%, 5/01/11	370,000	372,771
4.25%, 5/01/12	290,000	290,496
4.40%, 5/01/16	415,000	402,521
Chester County, PA, HEFA, (Chester County Hospital, PA)/(MBIA Insurance Corp. INS) 5.63%, 7/01/09	1,985,000	1,994,865
5.63%, 7/01/10	1,675,000	1,682,856
Chester County, PA, HEFA, Revenue Bonds, (Series B), (Jefferson Health System) 5.38%, 5/15/27	2,000,000	2,010,480
Lancaster County, PA, Hospital Authority, (Masonic Homes) 5.00%, 11/01/21	1,160,000	1,174,024
Lancaster County, PA, Hospital Authority, (Series B), (Lancaster General Hospital) 5.00%, 3/15/23	1,270,000	1,290,866
Montgomery County, PA, Higher Education & Health Authority Hospital, Revenue Refunding Bonds, (AMBAC INS)/(Holy Redeemer Health Care) 5.50%, 10/01/08	1,275,000	1,290,224

(MTB Pennsylvania Municipal Bond Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	113

MTB Pennsylvania Municipal Bond Fund (concluded)

Description	Par Value	Market Value

Philadelphia, PA, IDA, Refunding Revenue Bonds, (Simpson House)/(Original Issue Yield: 4.84%) 4.75%, 8/15/08	$270,000	$270,624
Scranton-Lackawanna, PA, Health & Welfare Authority, Refunding Revenue Bonds, (Mercy Health Care Systems)/(MBIA Insurance Corp. INS) 5.63%, 1/01/16	2,000,000	2,024,380

TOTAL MEDICAL		$12,804,107

POLLUTION CONTROL – 0.6%
Bucks County, PA, IDA, Environmental Improvement Revenue Bonds, (Series 1995), (USX Corp.)/(Mandatory Put), 5.40%, 11/01/17	750,000	779,168

SCHOOL DISTRICT – 15.4%
Belle Vernon, PA, Area School District, GO UT, (United States Treasury PRF 4/1/09 @ 100)/(FGIC ST AID Withholding) 6.00%, 4/01/21	1,210,000	1,252,786
Central Dauphin, PA, School District (MBIA Insurance Corp. INS)/(PRF 2/1/16) 7.00%, 2/01/27	2,500,000	3,082,374
Coatesville, PA, School District, GO Bonds, (FSA ST AID Withholding), 5.00%, 8/01/23	3,340,000	3,511,508
Cumberland Valley, PA, School District, GO UT, (FSA INS) 5.00%, 11/15/16	2,000,000	2,187,600
Eastern York, PA, School District, GO UT, (Series A), (FSA INS) 5.00%, 9/01/24	1,275,000	1,328,729
Haverford Turnpike, PA, School District, GO UT, (FSA INS) 5.50%, 3/15/19	1,000,000	1,139,330
Hempfield, PA, School District, GO UT, (Series B), (FGIC INS) 5.00%, 10/15/18	2,650,000	2,837,779
Jenkintown, PA, School District, GO UT, (Series A), (FGIC ST AID Withholding)/(PRF 5/15/12) 5.00%, 5/15/28	1,375,000	1,483,158
Tredyffrin-Easttown, PA, School District, GO UT Refunding Bonds 5.00%, 2/15/15	2,000,000	2,204,360

TOTAL SCHOOL DISTRICT		$19,027,624

Description	Par Value	Market Value

TRANSPORTATION – 12.1%
Allegheny County, PA, Port Authority Special Revenue Bonds, (FGIC INS) 5.00%, 3/01/19	$2,500,000	$2,550,950
Delaware River Joint Toll Bridge Commission, Refunding Revenue Bonds, Highway Imps. 5.25%, 7/01/18	1,500,000	1,577,760
Delaware River Port Authority, PA, (FSA INS) 5.50%, 1/01/16	3,410,000	3,668,342
Pennsylvania State Turnpike Commission, (Series S), (FGIC INS) 5.63%, 6/01/13	4,000,000	4,328,640
Scranton, PA, Parking Authority, (FGIC INS) 5.00%, 9/15/33	2,355,000	2,348,147
Southeastern, PA, Transportation Authority, Revenue Bonds, (Series A), (FGIC INS) 5.25%, 3/01/13	500,000	513,940

TOTAL TRANSPORTATION		$14,987,779

WATER & SEWER – 1.8%
Allegheny County, PA, Sanitation Authority (Series A), (MBIA INS) 5.00%, 12/01/23	2,120,000	2,177,812

TOTAL PENNSYLVANIA		$119,068,444

PUERTO RICO – 2.0%

POWER – 2.0%
Puerto Rico Electric Power Authority, Revenue Bonds, (Series PP) (FGIC INS) 5.00%, 7/01/22	2,500,000	2,482,275

TOTAL MUNICIPAL BONDS (COST $119,505,187)		$121,550,719

[5,7]MONEY MARKET FUND – 0.8%
Dreyfus Tax Exempt Cash Fund, Institutional Shares, 2.46% (COST $1,013,378)	1,013,378	$1,013,378

TOTAL INVESTMENTS – 98.9% (COST $120,518,565)		$122,564,097

OTHER ASSETS LESS LIABILITIES – 1.1%		$1,356,362

TOTAL NET ASSETS – 100.0%		$123,920,459

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

114

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Maryland Municipal Bond Fund

At April 30, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
Medical	35.6%
General Obligations	19.1%
Higher Education	9.2%
Facilities	7.5%
General Revenue	5.2%
Education	4.7%
Transportation	4.3%
Development	3.7%
Water & Sewer	3.0%
Multi-family Housing	2.0%
Housing	1.7%
Special Purpose Entity	1.6%
Pollution Control	1.0%
Cash Equivalents[2]	0.2%
Other Assets and Liabilities — Net[3]	1.2%
TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

5MUNICIPAL BONDS – 98.6%

DISTRICT OF COLUMBIA – 1.2%

TRANSPORTATION – 1.2%
Washington, DC, Metro Area Transit Authority (FGIC INS) 6.00%, 7/01/10	$500,000	$530,010
Washington, DC, Metro Area Transit Authority, Refunding Revenue Bonds, (MBIA Insurance Corp. INS) 5.00%, 1/01/12	1,000,000	1,061,100

TOTAL DISTRICT OF COLUMBIA		$1,591,110

MARYLAND – 91.0%

DEVELOPMENT – 3.7%
Maryland State Community Development Administration, Revenue Bonds, (Series A) (MBIA Insurance Corp INS)/(Original Issue Yield: 5.04%) 5.00%, 6/01/21	275,000	284,006
Maryland State Economic Development Corp., (Chesapeake Hills) 8.25%, 11/01/26	1,000,000	500,300
Maryland State Economic Development Corp., (Lutheran World Relief Inc) 5.25%, 4/01/29	1,535,000	1,457,421

Description	Par Value	Market Value

Maryland State Economic Development Corp., (Lutheran World Relief Inc.)/(Obligated Group)/(PRF 4/1/10 @ 102) 7.13%, 4/01/19	$690,000	$749,478
Maryland State Economic Development Corp., Revenue Bonds, Maryland Department of Transportation 5.38%, 6/01/19	750,000	802,643
Maryland State IDFA (National Aquarium in Baltimore, Inc.)/(Original Issue Yield: 5.21%) 5.10%, 11/01/22	1,000,000	1,025,850

TOTAL DEVELOPMENT		$4,819,698

EDUCATION – 4.7%
Maryland State Health & Higher Educational Facilities Authority, (FSA INS)/(Bullis School)/(Original Issue Yield: 5.35%) 5.25%, 7/01/20	1,585,000	1,663,457
Maryland State Health & Higher Educational Facilities Authority, (Mclean School)/(Original Issue Yield: 6.15%) 6.00%, 7/01/31	1,500,000	1,504,830
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2006) (Washington Christian Academy) 5.50%, 7/01/38	1,000,000	825,920

(MTB Maryland Municipal Bond Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	115

MTB Maryland Municipal Bond Fund (continued)

Description	Par Value	Market Value

Maryland State IDFA, Economic Development Revenue Bonds, (Series 2005A) (Our Lady of Good Counsel High School) 6.00%, 5/01/35	$1,000,000	$982,300
New Baltimore, MD, Board School Commerce, Revenue Bonds, (Original Issue Yield: 5.05%) 5.00%, 11/01/13	1,135,000	1,189,957

TOTAL EDUCATION		$6,166,464

FACILITIES – 5.6%
Baltimore County, MD, Convention Center, Refunding Revenue Bonds, (MBIA Insurance Corp. INS) 5.38%, 9/01/11	2,910,000	2,992,062
Baltimore County, MD, Convention Center, Revenue Bonds, (Series A), (Baltimore Hotel Corp.)/(XLCA Insurance) 5.25%, 9/01/39	2,500,000	2,330,500
Maryland State Stadium Authority, (Ocean City Convention Center)/(Original Issue Yield: 5.55%) 5.38%, 12/15/15	500,000	501,180
Montgomery County, MD, Revenue Authority Lease, Revenue Bonds 5.00%, 4/01/13	1,330,000	1,440,656

TOTAL FACILITIES		$7,264,398

GENERAL OBLIGATIONS – 17.8%
Anne Arundel County, MD, GO UT, (Original Issue Yield: 3.86%) 5.00%, 3/01/16	1,000,000	1,070,520
[5]Anne Arundel County, MD, LT GO, AMT (Original Issue Yield: 5.55%) 5.50%, 9/01/15	500,000	502,310
Baltimore County, MD, Public Improvement, GO UT 4.20%, 9/01/23	2,000,000	1,986,500
Frederick County, MD, GO UT 5.25%, 11/01/19	1,500,000	1,689,675
Frederick County, MD, Refunding GO UT, (Series A) 5.25%, 7/01/13	2,080,000	2,239,556
Harford County, MD, GO UT 5.50%, 12/01/08	1,000,000	1,020,980
Howard County, MD 5.25%, 8/15/15	1,800,000	1,928,430
Howard County, MD, GO UT, (PRF 2/15/12) 5.25%, 8/15/16	1,480,000	1,605,238
Maryland State, (Original Issue Yield: 4.28%) 5.50%, 3/01/13	2,000,000	2,224,680
Montgomery County, MD, GO UT, (PRF 1/01/10)/(Original Issue Yield: 5.07%) 5.60%, 1/01/16	2,000,000	2,126,160
Prince Georges County, MD, Consolidated Public Improvement, GO UT, (FSA INS)/(PRF 10/1/09) 5.50%, 10/01/10	1,045,000	1,102,966
Queen Annes County, MD, (MBIA Insurance Corp. INS)/(Original Issue Yield: 3.94%) 5.00%, 11/15/16	1,000,000	1,094,490
St. Mary’s County, MD, GO UT, (St. Mary’s Hospital)/(Original Issue Yield: 5.00%) 5.00%, 10/01/21	1,000,000	1,055,290
St. Mary’s County, MD, Refunding GO UT 5.00%, 10/01/18	2,255,000	2,390,254
Washington Suburban Sanitation District, MD, GO UT 6.00%, 6/01/18	1,000,000	1,197,050

TOTAL GENERAL OBLIGATIONS		$23,234,099

Description	Par Value	Market Value

GENERAL REVENUE – 5.2%
Anne Arundel County, MD, Refunding Revenue Bonds, National Business Park Project 5.13%, 7/01/28	$2,200,000	$2,281,730
Baltimore, MD, Refunding Revenue Bonds, (FGIC INS) 5.25%, 7/01/17	1,000,000	1,073,730
Baltimore, MD, Water Project Refunding Revenue Bonds, (Series A), (FSA INS)/(PRF 7/01/10)/(Original Issue Yield: 5.80%) 5.75%, 7/01/30	3,000,000	3,212,100
Montgomery County, MD, Special Obligation, Special Tax, (Radian Group, Inc. INS)/(Original Issue Yield: 5.48%) 5.38%, 7/01/20	250,000	257,293

TOTAL GENERAL REVENUE		$6,824,853

HIGHER EDUCATION – 9.2%
Frederick County, MD, Revenue Bonds, (Mount St. Mary University)/(PRF 3/01/10)/(Original Issue Yield: 5.88%) 5.75%, 9/01/25	1,000,000	1,068,510
Maryland State Economic Development Corp., (Collegiate Housing)/(Original Issue Yield: 5.60%) 5.60%, 6/01/10	765,000	785,885
Maryland State Economic Development Corp., (Collegiate Housing)/(Original Issue Yield: 6.054%) 6.00%, 6/01/19	1,000,000	1,025,440
Maryland State Economic Development Corp., Revenue Bonds Morgan State University Project (Series A)/(Original Issue Yield: 6.09%) 6.00%, 7/01/22	500,000	494,085
Maryland State Economic Development Corp., Revenue Bonds University of Maryland/Baltimore (Series A)/(Original Issue Yield: 5.88%) 5.75%, 10/01/33	350,000	304,105
Maryland State Health & Higher Educational Facilities Authority, (Johns Hopkins University)/(Original Issue Yield: 5.52%) 5.25%, 7/01/17	2,000,000	2,048,680
Maryland State Health & Higher Educational Facilities Authority, (Johns Hopkins University)/(Original Issue Yield: 5.54%) 5.13%, 7/01/20	2,000,000	2,045,620
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins University)/(United States Treasury PRF 7/01/09)/(Original Issue Yield: 6.18%) 6.00%, 7/01/39	1,000,000	1,049,820
St. Mary’s College, MD, Refunding Revenue Bonds, Academic and Auxiliary Fee (Series A), (AMBAC INS)/(Original Issue Yield: 4.65%) 4.50%, 9/01/30	2,250,000	2,140,222
University of Maryland, Revenue Bonds 5.25%, 10/01/11	1,000,000	1,045,300

TOTAL HIGHER EDUCATION		$12,007,667

HOUSING – 0.1%
Maryland State Community Development Administration, Refunding Revenue Bonds, (Original Issue Yield: 5.00%) 5.00%, 4/01/17	150,000	152,643

(MTB Maryland Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

116	PORTFOLIOS OF INVESTMENTS

MTB Maryland Municipal Bond Fund (continued)

Description	Par Value	Market Value

[5]Prince Georges County, MD, Housing Authority SFM, AMT (Series A), (GNMA)/(FNMA)/(FHLMC) 5.55%, 12/01/33	$10,000	$9,341

TOTAL HOUSING		$161,984

MEDICAL – 35.6%
Baltimore County, MD, Revenue Bonds (Series A), (Oak Crest Village, Inc.) 5.00%, 1/01/22	1,200,000	1,185,876
Carroll County, MD, Revenue Bonds, (Fairhaven, Inc./Copper Ridge, Inc.)/(Radian Asset Assurance INS) 5.38%, 1/01/16	2,000,000	2,052,920
Frederick County, MD, Revenue Bonds, (Buckingham’s Choice Inc.)/(Original Issue Yield: 5.95%) 5.90%, 1/01/17	1,000,000	975,770
Maryland State Economic Development Corp., (GNMA Collateralized Home Mortgage Program COL) (Crescent Cities Charities) 4.65%, 12/20/08	120,000	120,996
Maryland State Health & Higher Educational Facilities Authority, (Carroll County, MD General Hospital) 6.00%, 7/01/37	2,250,000	2,281,185
Maryland State Health & Higher Educational Facilities Authority, (Catholic Health Initiatives) 6.00%, 12/01/13	1,370,000	1,462,489
Maryland State Health & Higher Educational Facilities Authority, (Doctors Hospital Inc.) 5.00%, 7/01/27	1,750,000	1,646,995
Maryland State Health & Higher Educational Facilities Authority, (Frederick Memorial Hospital) 5.00%, 7/01/22	3,000,000	2,919,629
Maryland State Health & Higher Educational Facilities Authority, (Hebrew Home of Greater Washington)/(Landow House Inc)/(Original Issue Yield: 5.93%) 5.80%, 1/01/32	2,135,000	2,152,315
Maryland State Health & Higher Educational Facilities Authority, (Howard County General Hospital, MD)/(Original Issue Yield: 5.68%) 5.50%, 7/01/13	670,000	696,170
Maryland State Health & Higher Educational Facilities Authority, (Johns Hopkins Hospital) 5.00%, 5/15/26	900,000	907,299
Maryland State Health & Higher Educational Facilities Authority, (MBIA Insurance Corp. INS)/(Howard County General Hospital, MD)/(Original Issue Yield: 5.17%) 5.00%, 7/01/19	1,500,000	1,517,730
Maryland State Health & Higher Educational Facilities Authority, (Medlantic/Helix Parents Inc)/(FSA INS) 5.25%, 8/15/11	2,000,000	2,061,420
Maryland State Health & Higher Educational Facilities Authority, (Mercy Medical Center)/(Original Issue Yield: 5.80%) 5.63%, 7/01/31	2,000,000	1,985,740
Maryland State Health & Higher Educational Facilities Authority, (Peninsula United Methodist) 4.80%, 10/01/08	1,000,000	997,600
Maryland State Health & Higher Educational Facilities Authority, (Series A) (Medlantic/Helix Parent, Inc.)/(FSA INS) 5.25%, 8/15/12	1,175,000	1,209,016
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Suburban Hospital) 5.50%, 7/01/16	500,000	534,275

Description	Par Value	Market Value

Maryland State Health & Higher Educational Facilities Authority, (Series B), (University of Maryland Medical System)/(AMBAC INS) 5.00%, 7/01/15	$1,740,000	$1,850,925
Maryland State Health & Higher Educational Facilities Authority, (University of Maryland Medical System) 5.00%, 7/01/12	1,000,000	1,052,910
Maryland State Health & Higher Educational Facilities Authority, ETM (AMBAC INS)/(Helix Health Systems Inc)/(Original Issue Yield: 5.27%) 5.00%, 7/01/27	3,630,000	3,824,821
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Medstar Inc.)/(Original Issue Yield: 4.05%) 5.00%, 8/15/11	1,000,000	1,038,790
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Lifebridge Health Inc.) 5.00%, 7/01/12	1,000,000	1,078,410
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Frederick Memorial Hospital)/(FGIC LOC) 5.25%, 7/01/13	500,000	528,160
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins Hospital) 5.00%, 5/15/13	1,465,000	1,532,947
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Kennedy Krieger Childrens Hospital)/(Obligated Group)/(Original Issue Yield: 5.55%) 5.50%, 7/01/33	500,000	475,155
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (MedStar Health, Inc.) 5.25%, 5/15/46	1,000,000	931,650
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Peninsula Regional Medical Center) 5.00%, 7/01/17	1,745,000	1,817,924
5.00%, 7/01/26	1,000,000	1,002,260
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2007A), (King Farm Presbyterian Retirement Community)/(Original Issue Yield: 5.25%) 5.25%, 1/01/27	1,500,000	1,290,075
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2007A), (King Farm Presbyterian Retirement Community)/(Original Issue Yield: 5.35%) 5.30%, 1/01/37	1,500,000	1,229,400
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Doctors Community Hospital) 5.00%, 7/01/20	1,000,000	985,600
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Sheppard Pratt Health System) 5.25%, 7/01/35	500,000	491,435
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Western Maryland Health System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 4.10%) 4.00%, 1/01/18	2,000,000	1,976,220

(MTB Maryland Municipal Bond Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	117

MTB Maryland Municipal Bond Fund (concluded)

Description	Par Value	Market Value

Montgomery County, MD, EDA, (Trinity Health Care Group) 5.13%, 12/01/22	$600,000	$605,934

TOTAL MEDICAL		$46,420,041

MULTI-FAMILY HOUSING – 2.0%
Howard County, MD, Multifamily Revenue, Revenue Bonds, (Chase Glen Project)/(Avalon Properties, Inc.) 4.90%, 7/01/24	500,000	487,120
Maryland State Community Development Administration (FANNIE MAE) 5.20%, 12/01/29	2,000,000	2,051,620

TOTAL MULTI-FAMILY HOUSING		$2,538,740

POLLUTION CONTROL – 1.0%
Prince Georges County, MD, Parking Authority, Potomac Electric Project, (Original Issue Yield: 5.85%) 5.75%, 3/15/10	1,250,000	1,304,488

TRANSPORTATION – 3.1%
Baltimore County, MD, Port Facility, (EI Du Pont de Nemours & Co.) 6.50%, 12/01/10	400,000	411,960
6.50%, 10/01/11	1,000,000	1,012,730
Maryland State Department of Transportation 5.50%, 2/01/16	1,000,000	1,138,720
Maryland State Department of Transportation, Refunding Revenue Bonds 5.00%, 5/01/15	1,375,000	1,501,349

TOTAL TRANSPORTATION		$4,064,759

WATER & SEWER – 3.0%
Baltimore, MD, Wastewater Project Revenue Bonds (Series B) (MBIA INS)/(PRF 7/01/15) 5.00%, 7/01/22	1,290,000	1,425,901
Baltimore, MD, Wastewater, Revenue Bonds (Series A), (FGIC INS) 6.00%, 7/01/15	1,000,000	1,087,790
5.13%, 7/01/42	500,000	500,875
Baltimore, MD, Water Projects, Revenue Bonds (Series A) ETM, (FGIC INS) 5.38%, 7/01/15	775,000	849,509

TOTAL WATER & SEWER		$3,864,075

TOTAL MARYLAND		$118,671,266

Description	Par Value	Market Value

PUERTO RICO – 4.8%

FACILITIES – 1.9%
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Refunding Bonds, (Series C), (FGIC INS)/(Original Issue Yield: 3.87%) 5.50%, 7/01/20	$2,400,000	$2,471,784

GENERAL OBLIGATIONS – 1.3%
Puerto Rico Public Finance Corp., (Series A), (Ambac Financial Group, Inc. INS) 5.38%, 6/01/19	1,500,000	1,640,250

HOUSING – 1.6%
Puerto Rico HFA, Capital Funding Program, (Original Issue Yield: 4.22%) 5.00%, 12/01/18	2,000,000	2,087,260

TOTAL PUERTO RICO		$6,199,294

WISCONSIN – 1.6%

SPECIAL PURPOSE ENTITY – 1.6%
Badger, WI, Tobacco Asset Securitization Corp., Revenue Bonds 7.00%, 6/01/28	2,000,000	2,062,640

TOTAL MUNICIPAL BONDS (COST $128,081,915)		$128,524,310

[5,7]MONEY MARKET FUND – 0.2%
Dreyfus Tax Exempt Cash Fund, Institutional Shares, 2.46% (COST $246,173)	246,173	$246,173

TOTAL INVESTMENTS – 98.8% (COST $128,328,088)		$128,770,483

OTHER ASSETS LESS LIABILITIES – 1.2%		$1,573,003

TOTAL NET ASSETS – 100.0%		$130,343,486

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

118

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Virginia Municipal Bond Fund

At April 30, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
Water & Sewer	16.6%
Medical	16.2%
General Obligation	14.5%
Transportation	9.6%
Development	8.9%
Multifamily Housing	8.0%
Higher Education	4.6%
Facilities	4.4%
Pollution Control	4.4%
Airport Development & Maintenance	3.6%
General Revenue	3.2%
Education	2.3%
Cash Equivalents[2]	2.6%
Other Assets and Liabilities — Net[3]	1.1%
TOTAL	100%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

5MUNICIPAL BONDS – 96.3%

DISTRICT OF COLUMBIA – 3.6%

AIRPORT DEVELOPMENT & MAINTENANCE – 3.6%
[5]Metropolitan Washington, DC, Airports Authority Revenue Bonds, AMT (Series D), (FSA INS) 5.38%, 10/01/18	$245,000	$251,304
5.38%, 10/01/19	335,000	342,574

TOTAL DISTRICT OF COLUMBIA		$593,878

PUERTO RICO – 9.0%

FACILITIES – 4.4%
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Refunding Bonds, (Series C), (FGIC INS)/(Original Issue Yield: 3.87%) 5.50%, 7/01/20	705,000	726,087

GENERAL OBLIGATIONS – 1.4%
Commonwealth of Puerto Rico, GO UT, Prerefunded (Series A), (Original Issue Yield: 5.02%)/(PRF 7/01/13 @ 100), 5.00%, 7/01/33	150,000	163,923

Description	Par Value	Market Value

Commonwealth of Puerto Rico, GO UT, Unrefunded (Series A), (Original Issue Yield: 5.02%), 5.00%, 7/01/33	$65,000	$61,697

TOTAL GENERAL OBLIGATIONS		$225,620

GENERAL REVENUE – 1.6%
Puerto Rico Public Finance Corp., Revenue Bonds, (Series A), (U.S. Treasury and U.S. Government PRF 8/1/2011 @ 100)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.15%) 5.00%, 8/01/31	250,000	264,595

TRANSPORTATION – 1.6%
Puerto Rico Highway and Transportation Authority, (Series W) 5.50%, 7/01/13	250,000	268,078

TOTAL PUERTO RICO		$1,484,380

VIRGINIA – 83.7%

DEVELOPMENT – 8.9%
Chesterfield County, VA, IDA, Revenue Bonds, (Virginia Electric & Power Co.) 4.75%, 11/01/16	50,000	51,744
Frederick County, VA, IDA, Revenue Bonds, (AMBAC INS) 5.00%, 12/01/14	705,000	756,197

(MTB Virginia Municipal Bond Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	119

MTB Virginia Municipal Bond Fund (continued)

Description	Par Value	Market Value

Montgomery County, VA, IDA, Revenue Bonds, (Series C), (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.30%) 5.13%, 1/15/19	$500,000	$514,955
Virginia Beach, VA, Development Authority, Social Services Facility, (AMBAC INS)/(Original Issue Yield: 5.05%) 5.00%, 12/01/17	100,000	103,152
Virginia Beach, VA, Development Authority, Town Center Project Phase I, (Series A), (Original Issue Yield: 4.32%) 4.25%, 8/01/13	50,000	51,903

TOTAL DEVELOPMENT		$1,477,951

EDUCATION – 2.3%
Alexandria, VA, IDA, Revenue Bonds, (Episcopal High School) 5.00%, 1/01/29	250,000	252,665
Henrico County, VA, IDA, Revenue Bonds, (The Collegiate School) (Original Issue Yield: 5.15%) 5.10%, 10/15/29	120,000	120,079

TOTAL EDUCATION		$372,744

GENERAL OBLIGATIONS – 13.1%
Alexandria, VA, Public Improvements, GO UT, (U. S. Treasury PRF 6/15/2010 @ 101) 5.75%, 6/15/14	500,000	539,560
Arlington County, VA, Public Improvement, GO UT, (U. S. Treasury PRF 2/1/2012 @ 100) 5.25%, 2/01/15	350,000	379,330
Loudoun County, VA, GO UT, (Series B), 5.25%, 12/01/14	500,000	561,779
[5]Roanoke, VA, GO UT, AMT (Series B), (FGIC INS) 5.00%, 10/01/11	300,000	315,444
Winchester, VA, Public Improvements, (State and Local Government PRF 6/01/10 @ 101)/(State Aid Withholding INS)/(Original Issue Yield: 5.67%), 5.63%, 6/01/18	350,000	376,639

TOTAL GENERAL OBLIGATIONS		$2,172,752

GENERAL REVENUE – 1.6%
Virginia Beach, VA, Public Improvement (Series B) 5.00%, 5/01/20	250,000	272,185

HIGHER EDUCATION – 4.6%
Fredericksburg, VA, IDA, Revenue Bonds, (Mary Washington College R/E)/(Original Issue Yield: 5.48%) 5.35%, 4/01/29	250,000	238,055
Virginia College Building Authority, Refunding Revenue Bonds, (MBIA Insurance Corp. INS)/(Washington & Lee University)/(Original Issue Yield: 5.05%) 5.25%, 1/01/31	500,000	531,275

TOTAL HIGHER EDUCATION		$769,330

MEDICAL – 16.2%
Albemarle County, VA, IDA, (Martha Jefferson Hospital), 5.25%, 10/01/15	650,000	688,916
Albemarle County, VA, IDA, Revenue Bonds, (Westminster-Canterbury of Richmond)/(Original Issue Yield: 4.75%) 4.63%, 1/01/19	200,000	185,818
Fairfax County, VA, IDA, Refunding Revenue Bonds, (Inova Health System)/(Original Issue Yield: 5.35%) 5.25%, 8/15/19	720,000	787,241

Description	Par Value	Market Value

Fairfax County, VA, IDA, Revenue Bonds, (Inova Health System)/(Original Issue Yield: 5.35%) 5.00%, 8/15/23	$250,000	$262,000
Henrico County, VA, EDA, Revenue Bonds (Series A), (Obligated Group)/(Bon Secours Health System, Inc.-St. Francis Medical)/(Original Issue Yield: 5.70%)/(PRF 11/15/12 @ 100), 5.60%, 11/15/30	5,000	5,558
Henrico County, VA, EDA, Unrefunded Revenue Bonds (Series A), (Obligated Group)/(Bon Secours Health System, Inc.-St. Francis Medical)/(Original Issue Yield: 5.70%) 5.60%, 11/15/30	245,000	249,586
Virginia Beach, VA, Development Authority Residential Care Facilities, (Westminster Canterbury)/(Original Issue Yield: 5.42%) 5.38%, 11/01/32	500,000	453,320
Virginia Beach, VA, Development Authority, (Virginia Beach, VA General Hospital) (AMBAC INS)/(Original Issue Yield: 5.70%) 5.13%, 2/15/18	50,000	53,579

TOTAL MEDICAL		$2,686,018

MULTI-FAMILY HOUSING – 8.0%
[5]Arlington County, VA, IDA, Colonial Village Revenue Bonds, AMT (AHC LP-2), Mandatory Tender, 11/1/19 5.15%, 11/01/31	500,000	503,020
[5]Virginia State Housing Development Authority Multi-Family, AMT (Series G) 5.00%, 11/01/13	300,000	303,756
[5]Virginia State Housing Development Authority, Rental Housing, AMT (Series N), (GO of Authority INS) 5.13%, 1/01/15	500,000	511,450

TOTAL MULTI-FAMILY HOUSING		$1,318,226

POLLUTION CONTROL – 4.4%
Chesterfield County, VA, IDA, Revenue Bonds, (Virginia Electric & Power Co.) 5.88%, 6/01/17	200,000	212,034
Southeastern Public Service Authority, VA, Refunding Revenue Bonds, (AMBAC INS.)/(Original Issue Yield: 5.07%), 5.00%, 7/01/15	500,000	523,695

TOTAL POLLUTION CONTROL		$735,729

TRANSPORTATION – 8.0%
Richmond, VA, Metropolitan Authority, Refunding Revenue Bonds, (FGIC LOC)/(Original Issue Yield: 5.02%) 5.25%, 7/15/17	200,000	214,906
Virginia Commonwealth Transportation Board, (Series A) 5.00%, 5/15/14	500,000	550,175
Virginia Commonwealth Transportation Board, Revenue Bonds, 5.00%, 9/28/15	500,000	552,730

TOTAL TRANSPORTATION		$1,317,811

WATER & SEWER – 16.6%
Fairfax County, VA, Water Authority, Revenue Bonds, (Escrowed in U.S. Treasuries COL)/(Original issue Yield: 5.85%) 5.80%, 1/01/16	685,000	745,971
Fairfax County, VA, Water Authority, Revenue Refunding Bonds, (Original issue Yield: 5.22%) 5.00%, 4/01/21	100,000	109,882

(MTB Virginia Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

120	PORTFOLIOS OF INVESTMENTS

MTB Virginia Municipal Bond Fund (concluded)

Description	Par Value	Market Value

Norfolk, VA, Water Revenue, Revenue Bonds, (MBIA Insurance Corp. INS)/(Original issue Yield: 5.95%) 5.88%, 11/01/15	$500,000	$501,325
Norfolk, VA, Water Revenue, Revenue Bonds, (MBIA Insurance Corp. INS)/(Original issue Yield: 6.10%) 5.75%, 11/01/12	500,000	501,255
Prince William County, VA, Service Authority Water & Sewer System, (FGIC INS)/(PRF 7/1/09) 5.50%, 7/01/19	250,000	262,125
Upper Occoquan Sewage Authority, VA, (Series A), (MBIA INS) 5.15%, 7/01/20	575,000	632,069

TOTAL WATER & SEWER		$2,752,627

TOTAL VIRGINIA		$13,875,373

TOTAL MUNICIPAL BONDS (COST $15,652,836)		$15,953,631

Description	Par Value	Market Value

[5,7]MONEY MARKET FUND – 2.6%
Dreyfus Tax Exempt Cash Fund, Institutional Shares, 2.46% (COST $437,625)	$437,625	$437,625

TOTAL INVESTMENTS – 98.9% (COST $16,090,461)		$16,391,256

OTHER ASSETS LESS LIABILITIES – 1.1%		$178,398

TOTAL NET ASSETS – 100.0%		$16,569,654

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

121

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Intermediate-Term Bond Fund

At April 30, 2008, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Mortgage Backed Securities	35.9%
Corporate Bonds	16.3%
Government Agencies	15.7%
Collateralized Mortgage Obligations	10.6%
Commercial Paper	6.3%
U.S. Treasury Notes	3.6%
Asset-Backed Securities	2.2%
Enhanced Equipment Trust Certificate	0.5%
Cash Equivalents[1]	8.9%
TOTAL	100%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

ASSET-BACKED SECURITIES – 2.2%

COMMERCIAL PAPER – 1.1%
Falcon Asset Securitization Co., LLC 2.70%, 5/09/08	$2,000,000	$1,998,650

FINANCIAL SERVICES – 1.1%
Ford Credit Auto Owner Trust, Series 2007-B Class A2A 5.26%, 6/15/10	2,000,000	2,015,298

TOTAL ASSET-BACKED SECURITIES (COST $3,998,611)		$4,013,948

COLLATERALIZED MORTGAGE OBLIGATIONS – 10.6%

COMMERCIAL MORTGAGE BACK SECURITY – 1.3%
American Tower Trust, Series 2007-1A, Class AFX 5.42%, 4/15/37	1,000,000	951,719
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2 5.63%, 4/10/49	1,500,000	1,490,333

TOTAL COMMERCIAL MORTGAGE BACK SECURITY		$2,442,052

FEDERAL HOME LOAN MORTGAGE CORPORATION – 6.9%
Series 1920, Class H 7.00%, 1/15/12	436,900	453,338
Series 1993-160, Class AJ 6.50%, 4/25/23	483,157	487,589
Series 2628, Class QH 4.00%, 12/15/21	56,702	56,715
Series 2672, Class WA 4.00%, 9/15/10	730,745	728,997
Series 2872C, Class GB 5.00%, 5/15/28	7,000,000	7,131,901
Series R001-AE 4.38%, 4/15/15	3,524,396	3,524,070

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$12,382,610

Description	Par Value	Market Value

WHOLE LOAN – 2.4%
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1 5.10%, 11/25/35	$2,145,046	$2,136,653
Structured Asset Securities Corp., Series 2005-1, Class 6A1 6.00%, 2/25/35	2,274,471	2,188,565

TOTAL WHOLE LOAN		$4,325,218

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $19,351,398)		$19,149,880

COMMERCIAL PAPER – 6.3%

ELECTRIC UTILITIES – 1.1%
Progress Energy, Inc. 3.09%, 5/12/08	2,000,000	1,997,940

FOOD – 1.9%
ConAgra Inc. 3.05%, 5/05/08	1,500,000	1,499,365
Kraft Foods, Inc. 2.80%, 5/06/08	2,000,000	1,999,050

TOTAL FOOD		$3,498,415

MEDIA – 1.3%
Comcast Corp. 3.10%, 5/01/08	2,250,000	2,249,806

MULTI-UTILITIES – 0.6%
Dominion Resources, Inc. 3.07%, 5/02/08	1,100,000	1,099,812

OIL & GAS – 1.4%
Devon Energy Corp. 2.95%, 5/16/08	2,491,000	2,487,734

TOTAL COMMERCIAL PAPER (COST $11,334,656)		$11,333,707

(MTB Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

122	PORTFOLIOS OF INVESTMENTS

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Market Value

CORPORATE BONDS – 16.3%

AEROSPACE & DEFENSE – 0.5%
United Technologies Corp., Unsecured Note 4.88%, 5/01/15	$960,000	$969,821

AUTO MANUFACTURERS – 0.3%
Daimler Finance North America LLC 5.75%, 9/08/11	500,000	512,910

BANKS – 3.3%
Bank of America Corp. 7.13%, 10/15/11	800,000	855,971
5.65%, 5/01/18	1,500,000	1,503,944
JP Morgan Chase Bank NA 6.00%, 10/01/17	500,000	521,025
PNC Funding Corp., Sub. Note 6.13%, 2/15/09	1,330,000	1,349,707
US Bank NA 5.92%, 5/25/12	1,310,651	1,390,966
6.30%, 2/04/14	305,000	329,090

TOTAL BANKS		$5,950,703

BEVERAGES – 0.3%
[2,3]Dr. Pepper Snapple Group, Inc. 6.82%, 5/01/18	500,000	516,020

CONSUMER FINANCE – 1.1%
Capital One Bank, Note 5.00%, 6/15/09	2,000,000	1,997,884

DIVERSIFIED FINANCIAL SERVICES – 2.8%
[1]BankBoston Capital Trust III 3.55%, 6/15/27	1,000,000	758,334
General Electric Capital Corp. 5.20%, 2/01/11	1,000,000	1,029,689
IBM International Group Capital 5.05%, 10/22/12	1,000,000	1,032,530
Lehman Brothers Holdings, Inc.
[1]3.17%, 8/21/09	1,000,000	957,429
5.75%, 1/03/17	250,000	234,395
Textron Financial Corp. 5.40%, 4/28/13	1,000,000	1,006,342

TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,018,719

ELECTRIC UTILITIES – 0.2%
Xcel Energy, Inc. 3.40%, 7/01/08	400,000	399,905

ENERGY EQUIPMENT & SERVICES – 0.6%
National-Oilwell, Inc. 5.65%, 11/15/12	1,000,000	1,024,334

FOOD – 0.8%
Kellogg Co. 4.25%, 3/06/13	500,000	491,553
McCormick & Co., Inc. 5.75%, 12/15/17	500,000	511,722
McDonald’s Corp. 5.35%, 3/01/18	500,000	506,314

TOTAL FOOD		$1,509,589

HOUSEHOLD PRODUCTS – 0.3%
Clorox Co. 5.00%, 3/01/13	500,000	495,696

MEDIA – 0.6%
[2,3,4]COX Enterprises, Inc., Note 7.88%, 9/15/10	1,000,000	1,064,276

Description	Par Value	Market Value

MULTI-UTILITIES – 0.6%
CenterPoint Energy, Inc., Sr. Note, Series B 7.25%, 9/01/10	$500,000	$518,433
Dominion Resources, Inc., Series A 5.60%, 11/15/16	500,000	502,594

TOTAL MULTI-UTILITIES		$1,021,027

OIL & GAS – 2.5%
Devon Financing Corp 6.88%, 9/30/11	1,000,000	1,071,116
Enterprise Products Operating LP 7.03%, 1/15/68	1,000,000	873,627
Petrobas International Finance Co. 5.88%, 3/01/18	500,000	500,055
Pioneer Natural Resources Co. 6.88%, 5/01/18	1,000,000	991,936
XTO Energy Inc 7.50%, 4/15/12	1,000,000	1,088,645

TOTAL OIL & GAS		$4,525,379

OIL & GAS SERVICES – 0.6%
Weatherford International, Inc. 6.35%, 6/15/17	1,000,000	1,032,628

REAL ESTATE INVESTMENT TRUSTS – 0.5%
HRPT Properties Trust 6.65%, 1/15/18	500,000	460,746
Simon Property Group, Inc. 5.38%, 6/01/11	500,000	496,460

TOTAL REAL ESTATE INVESTMENT TRUSTS		$957,206

ROAD & RAIL – 0.7%
Canadian National RR Co. 5.85%, 11/15/17	500,000	518,990
Union Pacific Corp. 3.88%, 2/15/09	500,000	500,230
5.75%, 11/15/17	250,000	253,431

TOTAL ROAD & RAIL		$1,272,651

TELECOMMUNICATIONS – 0.6%
American Tower Systems Corp., Sr. Note, Class A 7.13%, 10/15/12	1,000,000	1,023,750

TOTAL CORPORATE BONDS (COST $29,406,983)		$29,292,498

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.5%

AIRLINES – 0.5%
[2,3]Delta Airlines, Inc. 6.82%, 8/10/22 (Cost $959,706)	972,839	863,996

GOVERNMENT AGENCIES – 15.7%

FINANCE – CONSUMER LOANS – 0.5%
Student Loan Marketing Association 3.13%, 7/25/08	1,050,000	1,041,344

THRIFTS & MORTGAGE FINANCE – 15.2%
Federal Home Loan Bank System, Bonds 5.00%, 12/11/09	7,000,000	7,242,802
4.63%, 2/18/11	6,000,000	6,267,005

(MTB Intermediate-Term Bond Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	123

MTB Intermediate-Term Bond Fund (concluded)

Description	Par Value	Market Value

Federal Home Loan Mortgage Corp. 2.85%, 6/03/08	$1,500,000	$1,500,911
5.75%, 3/15/09	7,000,000	7,204,112
5.00%, 1/30/14	2,000,000	2,111,324
Federal National Mortgage Association 3.15%, 4/01/11	3,000,000	2,972,396

TOTAL THRIFTS & MORTGAGE FINANCE		$27,298,550

TOTAL GOVERNMENT AGENCIES (COST $27,718,908)		$28,339,894

MORTGAGE-BACKED SECURITIES – 35.9%

COMMERCIAL MORTGAGE BACK SECURITY – 0.8%
GS Mortgage Securities Corp., II (Series 2007-GG10), Class A2 5.78%, 8/10/45	1,500,000	1,496,954

FEDERAL HOME LOAN MORTGAGE CORPORATION – 15.1%
Pool A18401 6.00%, 2/01/34	276,421	283,902
Pool C90293 7.50%, 9/01/19	491,900	531,083
Pool C90504 6.50%, 12/01/21	252,720	264,003
Pool E76204 5.50%, 4/01/14	3,976	4,085
Pool E83022 6.00%, 4/01/16	162,072	168,195
Pool E92817 5.00%, 12/01/17	982,537	994,143
Pool G03703 5.50%, 12/01/37	4,931,777	4,971,231
Pool G10399 6.50%, 7/01/09	18,383	18,609
Pool G11311 5.00%, 10/01/17	806,909	818,206
Pool G12709 5.00%, 7/01/22	8,947,863	9,017,208
Pool G13077 5.50%, 4/01/23	9,999,999	10,188,748

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$27,259,413

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 19.3%
Pool 254227 5.00%, 2/01/09	184,224	185,925
Pool 254240 7.00%, 3/01/32	317,355	336,516
Pool 254400 5.50%, 7/01/09	177,543	180,070
Pool 256674 6.00%, 4/01/37	5,229,736	5,355,902
Pool 303831 6.00%, 4/01/11	83,558	86,246
Pool 313224 7.00%, 12/01/11	90,338	94,002
Pool 424286 6.50%, 6/01/13	36,696	38,335
Pool 50905 6.50%, 10/01/08	13,519	13,633
Pool 526062 7.50%, 12/01/29	68,637	73,717
Pool 561915 6.50%, 11/01/30	31,684	33,131
Pool 619054 5.50%, 2/01/17	544,913	558,673
Pool 832365 5.50%, 8/01/20	4,283,940	4,370,690
Pool 838741 5.00%, 9/01/20	4,067,021	4,099,811

Description	Par Value	Market Value

Pool 839291 5.00%, 9/01/20	$135,855	$136,950
Pool 897174 6.00%, 10/01/36	2,034,389	2,083,469
Pool 933147 5.50%, 10/01/37	3,757,344	3,784,585
Pool 959393 6.00%, 12/01/37	8,000,000	8,190,499
Pool 975207 5.00%, 3/01/23	4,980,032	5,017,070

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$34,639,224

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION – 0.7%
Pool 2616 7.00%, 7/20/28	181,741	193,338
Pool 2701 6.50%, 1/20/29	343,638	359,295
Pool 426727 7.00%, 2/15/29	35,948	38,377
Pool 780825 6.50%, 7/15/28	401,932	421,751
Pool 781231 7.00%, 12/15/30	165,170	175,710

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$1,188,471

TOTAL MORTGAGE-BACKED SECURITIES (COST $63,702,619)		$64,584,062

U.S. TREASURY – 3.6%

INFLATION PROTECTED NOTE – 0.7%
3.00%, 7/15/12	580,000	749,354
1.63%, 1/15/15	500,000	572,086

TOTAL INFLATION PROTECTED NOTE		$1,321,440

U.S. TREASURY NOTE – 2.9%
3.88%, 5/15/09	1,000,000	1,019,688
4.00%, 9/30/09	4,000,000	4,103,750

TOTAL U.S. TREASURY NOTE		$5,123,438

TOTAL U.S. TREASURY (COST $6,319,557)		$6,444,878

REPURCHASE AGREEMENTS – 8.9%
Interest In $15,946,147 repurchase agreement 1.98%, dated 4/30/08 under which Credit Suisse First Boston LLC will repurchase a U.S. Government Agency security maturing on 5/2/08 for $15,949,385 on 5/1/08. The Market value of the underlying security at the end of the period was $16,268,373. (COST $15,946,147)		$15,946,147

TOTAL INVESTMENTS – 100.0% (COST $178,649,585)		$179,969,010

OTHER ASSETS LESS LIABILITIES – 0.0%		$26,531

TOTAL NET ASSETS – 100.0%		$179,995,541

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

124

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Income Fund

At April 30, 2008, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Corporate Bonds	37.5%
Mortgage Backed Securities	31.7%
Collateralized Mortgage Obligations	26.9%
Asset Backed Securities	1.6%
U.S. Treasury	1.2%
Taxable Municipal	1.0%
Cash Equivalents[1]	0.1%
TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

ASSET-BACKED SECURITIES – 1.6%
LA Arena Funding LLC, Class A, 7.66%, 12/15/26 (COST $1,658,190)	$1,658,190	$1,578,908

COLLATERALIZED MORTGAGE OBLIGATIONS – 26.9%

COMMERCIAL MORTGAGE BACK SECURITY – 2.5%
American Tower Trust, Series 2007-1A, Class AFX 5.42%, 4/15/37	1,000,000	951,719
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2 5.63%, 4/10/49	1,500,000	1,490,333

TOTAL COMMERCIAL MORTGAGE BACK SECURITY		$2,442,052

FEDERAL HOME LOAN MORTGAGE CORPORATION – 0.8%
Series 1920, Class H 7.00%, 1/15/12	436,901	453,338
Series 2707, Class PW 4.00%, 7/15/14	296,316	297,498

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$750,836

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 6.1%
Series 1998-23, Class C 9.75%, 9/25/18	17,370	18,921
Series 2005-30, Class BU 5.00%, 3/25/24	5,935,000	6,000,761

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$6,019,682

Description	Par Value	Market Value

WHOLE LOAN – 17.5%
[1]Banc of America Mortgage Securities, Series 2004-A, Class 2A1 3.54%, 2/25/34	$1,260,833	$1,229,283
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-8, Class 2A1 4.50%, 6/25/19	5,535,943	5,289,133
GSR Mortgage Loan, Series 2006-2F, Class 2A15 5.75%, 2/25/36	1,769,573	1,768,375
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1 5.10%, 11/25/35	2,145,047	2,136,654
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8 4.75%, 11/25/18	904,018	887,146
Structured Asset Securities Corp., Series 2005-1, Class 6A1 6.00%, 2/25/35	1,705,853	1,641,424
WaMu Mortgage Pass Through Certificates, Series 2004-CB1, Class 1A 5.25%, 6/25/19	4,250,168	4,137,675

TOTAL WHOLE LOAN		$17,089,690

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $26,678,609)		$26,302,260

CORPORATE BONDS – 37.5%

AIRLINES – 0.5%
[2,3]Delta Airlines, Inc. 6.82%, 8/10/22	486,420	431,998

AUTO MANUFACTURERS – 0.5%
Daimler Finance North America LLC 5.75%, 9/08/11	500,000	512,910

(MTB Income Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	125

MTB Income Fund (continued)

Description	Par Value	Market Value

BANKS – 5.1%
Bank of America Corp. 7.13%, 10/15/11	$200,000	$213,993
5.65%, 5/01/18	1,500,000	1,503,945
[2,3]Bank of New York Institutional Capital Trust. 7.78%, 12/01/26	1,500,000	1,560,877
First Tennessee Bank 5.75%, 12/01/08	250,000	249,605
JP Morgan Chase Bank NA 6.00%, 10/01/17	500,000	521,025
US Bank NA 5.92%, 5/25/12	873,768	927,311

TOTAL BANKS		$4,976,756

BEVERAGES – 0.5%
[2,3]Dr. Pepper Snapple Group, Inc. 6.82%, 5/01/18	500,000	516,020

DIVERSIFIED FINANCIAL SERVICES – 10.1%
[2,3]ASIF Global Financing XIX 4.90%, 1/17/13	1,175,000	1,170,428
[1]BankBoston Capital Trust III 3.55%, 6/15/27	900,000	682,501
CIT Group, Inc. 5.00%, 2/13/14	450,000	374,625
Citi Group, Inc. 7.63%, 11/30/12	500,000	451,125
Ford Motor Credit Co., LLC 5.80%, 1/12/09	200,000	196,998
General Electric Capital Corp. 6.38%, 11/15/67	1,000,000	1,005,536
1GMAC LLC, Unsubordinated 4.32%, 5/15/09	800,000	727,969
International Lease Finance Corp. 5.88%, 5/01/13	1,150,000	1,143,478
JP Morgan Chase Capital XVIII, Series R 6.95%, 8/17/36	1,000,000	964,952
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17	250,000	234,395
MBNA Capital, Class A 8.28%, 12/01/26	1,000,000	1,017,411
SLM Corp. 4.50%, 7/26/10	500,000	448,126
Textron Financial Corp. 5.40%, 4/28/13	1,000,000	1,006,342
[2,3]Xstrata Finance Canada Ltd. 6.90%, 11/15/37	500,000	471,233

TOTAL DIVERSIFIED FINANCIAL SERVICES		$9,895,119

ELECTRIC UTILITIES – 2.9%
American Electric Power Co., Class C 5.38%, 3/15/10	250,000	254,641
CenterPoint Energy, Inc., Series B 6.85%, 6/01/15	1,250,000	1,294,379
Xcel Energy, Inc. 3.40%, 7/01/08	1,300,000	1,299,692

TOTAL ELECTRIC UTILITIES		$2,848,712

ENERGY EQUIPMENT & SERVICES – 2.1%
National-Oilwell, Inc. 5.65%, 11/15/12	2,000,000	2,048,668

FOOD – 1.6%
Kellogg Co. 4.25%, 3/06/13	500,000	491,553
McCormick & Co., Inc. 5.75%, 12/15/17	500,000	511,722
McDonald’s Corp. 5.35%, 3/01/18	500,000	506,314

TOTAL FOOD		$1,509,589

HOUSEHOLD PRODUCTS – 0.5%
Clorox Co. 5.00%, 3/01/13	500,000	495,696

Description	Par Value	Market Value

MEDIA – 1.3%
Comcast Corp., Special-Series A 6.20%, 11/15/08	$200,000	$202,377
[2,3,4]COX Enterprises, Inc., Note 7.88%, 9/15/10	1,000,000	1,064,275

TOTAL MEDIA		$1,266,652

MULTI-UTILITIES – 0.5%
Dominion Resources, Inc., Series A 5.60%, 11/15/16	500,000	502,594

OIL & GAS – 4.0%
Apache Corp. 5.25%, 4/15/13	500,000	512,796
Enterprise Products Operating LP 7.03%, 1/15/68	1,000,000	873,627
Petrobas International Finance Co. 5.88%, 3/01/18	500,000	500,055
Pioneer Natural Resources Co. 6.88%, 5/01/18	1,000,000	991,936
Weatherford International, Inc. 6.80%, 6/15/37	1,000,000	1,046,240

TOTAL OIL & GAS		$3,924,654

OIL & GAS FIELD SERVICES – 1.2%
Kaneb Pipeline Operating Partnership, LP 5.88%, 6/01/13	1,250,000	1,199,140

PHARMACEUTICALS – 0.5%
Abbott Laboratories 5.88%, 5/15/16	500,000	528,539

REAL ESTATE INVESTMENT TRUSTS – 1.6%
Boston Properties, LP 5.00%, 6/01/15	650,000	605,541
HRPT Properties Trust 6.65%, 1/15/18	500,000	460,746
Simon Property Group, Inc. 5.38%, 6/01/11	500,000	496,460

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,562,747

RETAIL – 1.0%
[2,3]Tesco Plc. 6.15%, 11/15/37	1,000,000	976,576

ROAD & RAIL – 1.8%
Burlington Northern Santa Fe Corp. 6.20%, 8/15/36	1,000,000	974,595
Union Pacific Corp. 3.88%, 2/15/09	500,000	500,230
5.75%, 11/15/17	250,000	253,431

TOTAL ROAD & RAIL		$1,728,256

TELECOMMUNICATIONS – 1.8%
American Tower Systems Corp., Sr. Note, Class A 7.13%, 10/15/12	1,500,000	1,535,625
BellSouth Telecommunications, Inc 5.88%, 1/15/09	200,000	203,869

TOTAL TELECOMMUNICATIONS		$1,739,494

TOTAL CORPORATE BONDS (COST $37,282,176)		$36,664,120

(MTB Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

126	PORTFOLIOS OF INVESTMENTS

MTB Income Fund (concluded)

Description	Par Value	Market Value

MORTGAGE-BACKED SECURITIES – 31.7%

COMMERCIAL MORTGAGE BACK SECURITY – 1.0%
GS Mortgage Securities Corp., II (Series 2007-GG10), Class A2 5.78%, 8/10/45	$1,000,000	$997,969

FEDERAL HOME LOAN MORTGAGE CORPORATION – 12.9%
Pool C00478 8.50%, 9/01/26	48,748	53,473
Pool G02296 5.00%, 6/01/36	3,513,377	3,460,896
Pool G02976 5.50%, 6/01/37	3,254,397	3,280,433
Pool G02988 6.00%, 5/01/37	2,876,939	2,949,402
Pool G03703 5.50%, 12/01/37	1,479,533	1,491,369
Pool G12709 5.00%, 7/01/22	1,375,078	1,385,735

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$12,621,308

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 16.6%
Pool 170027 14.75%, 3/01/10	744	823
Pool 254007 6.50%, 10/01/31	151,740	158,219
Pool 254759 4.50%, 6/01/18	912,414	908,536
Pool 329794 7.00%, 2/01/26	152,776	162,749
Pool 346537 6.00%, 5/01/11	187,464	193,447
Pool 398162 6.50%, 1/01/28	65,506	68,507
Pool 398938 6.50%, 10/01/27	50,089	52,384
Pool 402255 6.50%, 12/01/27	13,035	13,633
Pool 487065 7.00%, 3/01/29	20,266	21,596
Pool 535939 6.00%, 5/01/16	364,133	376,135
Pool 638023 6.50%, 4/01/32	457,606	480,922
Pool 642345 6.50%, 5/01/32	400,016	416,472
Pool 651292 6.50%, 7/01/32	438,531	456,571
Pool 653729 6.50%, 8/01/32	1,015,229	1,056,992
Pool 686398 6.00%, 3/01/33	614,134	630,953
Pool 688987 6.00%, 5/01/33	1,100,530	1,130,670
Pool 695818 5.00%, 4/01/18	1,790,396	1,811,545
Pool 839291 5.00%, 9/01/20	2,768,048	2,790,366
Pool 892493 5.50%, 8/01/36	2,419,016	2,435,713
Pool 975207 5.00%, 3/01/23	1,494,010	1,505,121
Pool A13990 4.50%, 10/01/33	350,762	334,834
Pool B17616 5.50%, 1/01/20	509,136	519,711
Pool C01272 6.00%, 12/01/31	374,660	386,027
Pool C79603 6.00%, 2/01/33	174,213	179,309
Pool E00560 6.00%, 7/01/13	188,849	195,616

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$16,286,851

Description	Par Value	Market Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION – 1.2%
Pool 2077 7.00%, 9/20/25	$45,625	$48,946
Pool 354677 7.50%, 10/15/23	102,121	110,431
Pool 354713 7.50%, 12/15/23	48,660	52,620
Pool 354765 7.00%, 2/15/24	184,577	198,086
Pool 354827 7.00%, 5/15/24	138,910	149,077
Pool 360869 7.50%, 5/15/24	37,728	40,630
Pool 361843 7.50%, 10/15/24	101,586	109,400
Pool 373335 7.50%, 5/15/22	30,780	33,118
Pool 385623 7.00%, 5/15/24	114,159	122,511
Pool 503405 6.50%, 4/15/29	246,441	258,593

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$1,123,412

TOTAL MORTGAGE-BACKED SECURITIES (COST $30,492,417)		$31,029,540

U.S. TREASURY – 1.2%

U.S. TREASURY BOND – 1.2%
4.63%, 2/15/17	185,000	197,950
3.50%, 2/15/18	500,000	489,922
4.75%, 2/15/37	508,000	530,066

TOTAL U.S. TREASURY (COST $1,213,665)		$1,217,938

TAXABLE MUNICIPAL – 1.0%
Contra Costa County Public Financing Authority, CA, (MBIA Insured) 5.52%, 8/01/17 (COST $1,000,000)	1,000,000	$998,620

REPURCHASE AGREEMENTS – 0.1%
Interest In $56,387 repurchase agreement 1.98%, dated 4/30/08 under which Credit Suisse First Boston LLC will repurchase a U.S. Government Agency security maturing on 5/2/08 for $58,818 on 5/1/08. The Market value of the underlying security at the end of the period was $59,994. (COST $56,387)		$56,387

TOTAL INVESTMENTS – 100.0% (COST $98,381,444)		$97,847,773

OTHER ASSETS LESS LIABILITIES – 0.0%		$28,220

TOTAL NET ASSETS – 100.0%		$97,875,993

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

127

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Conservative Growth

At April 30, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
MTB Short Duration Government Bond Fund	18.2%
MTB International Equity Fund	17.2%
MTB Large Cap Growth Fund	11.1%
MTB Intermediate-Term Bond Fund	10.2%
MTB Short-Term Corporate Bond Fund	10.1%
MTB Prime Money Market Fund	8.5%
MTB U.S. Government Bond Fund	8.1%
MTB Large Cap Stock Fund	6.0%
MTB Large Cap Value Fund	6.0%
MTB Mid Cap Growth Fund	2.0%
MTB Small Cap Stock Fund	1.0%
MTB Mid Cap Stock Fund	1.0%
MTB Small Cap Growth Fund	1.0%
Other Assets and Liabilities — Net[2]	(0.4)%
TOTAL	100%

(1)	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

6MUTUAL FUNDS – 91.9%

EQUITY FUNDS – 45.3%
MTB International Equity, Institutional I Shares	162,053	$1,959,220
MTB Large Cap Growth Fund, Institutional I Shares	144,444	1,263,888
MTB Large Cap Stock Fund, Institutional I Shares	87,209	688,954
MTB Large Cap Value Fund, Institutional I Shares	60,822	689,719
MTB Mid Cap Growth Fund, Institutional I Shares	16,713	228,298
MTB Mid Cap Stock Fund, Institutional I Shares	8,489	114,428
MTB Small Cap Growth Fund, Institutional I Shares	7,140	113,806
MTB Small Cap Stock Fund, Institutional I Shares	21,928	114,684

TOTAL EQUITY FUNDS		$5,172,997

Description	Par Value	Market Value

FIXED INCOME FUNDS – 46.6%
MTB Intermediate-Term Bond Fund, Institutional I Shares	$116,268	$1,159,195
MTB Short Duration Government Bond Fund, Institutional I Shares	213,142	2,084,527
MTB Short-Term Corporate Bond Fund, Institutional I Shares	117,095	1,156,903
MTB US Government Bond Fund, Institutional I Shares	97,837	928,473

TOTAL FIXED INCOME FUNDS		$5,329,098

TOTAL MUTUAL FUNDS (COST $10,789,736)		$10,502,095

[6,7]MONEY MARKET FUND – 8.5%
MTB Prime Money Market Fund, Corporate Shares, 2.34% (COST $974,597)	974,597	$974,597

TOTAL INVESTMENTS – 100.4% (COST $11,764,333)		$11,476,692

OTHER ASSETS LESS LIABILITIES – (0.4%)		$(44,395)

TOTAL NET ASSETS – 100.0%		$11,432,297

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

128

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Moderate Growth

At April 30, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
MTB International Equity Fund	24.1%
MTB Large Cap Stock Fund	16.9%
MTB Large Cap Growth Fund	12.9%
MTB Short Duration Government Bond Fund	8.1%
MTB Intermediate-Term Bond Fund	8.1%
MTB Prime Money Market Fund	8.0%
MTB Short-Term Corporate Bond Fund	7.0%
MTB Large Cap Value Fund	6.0%
MTB U.S. Government Bond Fund	2.0%
MTB Mid Cap Stock Fund	2.0%
MTB Small Cap Stock Fund	2.0%
MTB Mid Cap Growth Fund	2.0%
MTB Small Cap Growth Fund	1.0%
Other Assets and Liabilities — Net[2]	(0.1)%
TOTAL	100%

(1)	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

6MUTUAL FUNDS – 92.1%

EQUITY FUNDS – 66.9%
MTB International Equity, Institutional I Shares	1,158,964	$14,011,869
MTB Large Cap Growth Fund, Institutional I Shares	864,707	7,566,182
MTB Large Cap Stock Fund, Institutional I Shares	1,251,668	9,888,180
MTB Large Cap Value Fund, Institutional I Shares	308,093	3,493,777
MTB Mid Cap Growth Fund, Institutional I Shares	84,667	1,156,545
MTB Mid Cap Stock Fund, Institutional I Shares	86,002	1,159,305
MTB Small Cap Growth Fund, Institutional I Shares	36,169	576,526
MTB Small Cap Stock Fund, Institutional I Shares	222,151	1,161,851

TOTAL EQUITY FUNDS		$39,014,235

Description	Par Value	Market Value

FIXED INCOME FUNDS – 25.2%
MTB Intermediate-Term Bond Fund, Institutional I Shares	$471,128	$4,697,147
MTB Short Duration Government Bond Fund, Institutional I Shares	479,815	4,692,591
MTB Short-Term Corporate Bond Fund, Institutional I Shares	415,176	4,101,941
MTB US Government Bond Fund, Institutional I Shares	123,888	1,175,701

TOTAL FIXED INCOME FUNDS		$14,667,380

TOTAL MUTUAL FUNDS (COST $54,569,196)		$53,681,615

[6,7]MONEY MARKET FUND – 8.0%
MTB Prime Money Market Fund, Corporate Shares, 2.34% (COST $4,640,411)	4,640,411	$4,640,411

TOTAL INVESTMENTS – 100.1% (COST $59,209,607)		$58,322,026

OTHER ASSETS LESS LIABILITIES – (0.1%)		$(51,379)

TOTAL NET ASSETS – 100.0%		$58,270,647

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

129

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Aggressive Growth

At April 30, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
MTB International Equity Fund	31.1%
MTB Large Cap Growth Fund	25.0%
MTB Large Cap Stock Fund	19.0%
MTB Large Cap Value Fund	13.0%
MTB Mid Cap Stock Fund	3.0%
MTB Small Cap Stock Fund	3.0%
MTB Small Cap Growth Fund	2.0%
MTB Mid Cap Growth Fund	2.0%
MTB Short-Term Corporate Bond Fund	1.0%
MTB Prime Money Market Fund	1.0%
Other Assets and Liabilities — Net[2]	(0.1)%
TOTAL	100%

(1)	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

6MUTUAL FUNDS – 99.1%

EQUITY FUNDS – 98.1%
MTB International Equity, Institutional I Shares	768,085	$9,286,140
MTB Large Cap Growth Fund, Institutional I Shares	853,056	7,464,241
MTB Large Cap Stock Fund, Institutional I Shares	717,625	5,669,241
MTB Large Cap Value Fund, Institutional I Shares	342,449	3,883,373
MTB Mid Cap Growth Fund, Institutional I Shares	43,450	593,528
MTB Mid Cap Stock Fund, Institutional I Shares	66,186	892,183
MTB Small Cap Growth Fund, Institutional I Shares	37,115	591,611
MTB Small Cap Stock Fund, Institutional I Shares	170,939	894,011

TOTAL EQUITY FUNDS		$29,274,328

Description	Par Value	Market Value

FIXED INCOME FUNDS – 1.0%
MTB Short-Term Corporate Bond Fund, Institutional I Shares	$30,424	$300,593

TOTAL MUTUAL FUNDS (COST $30,241,031)		$29,574,921

[6,7]MONEY MARKET FUND – 1.0%
MTB Prime Money Market Fund, Corporate Shares, 2.34% (COST $300,010)	300,010	$300,010

TOTAL INVESTMENTS – 100.1% (COST $30,541,041)		$29,874,931

OTHER ASSETS LESS LIABILITIES – (0.1%)		$(26,783)

TOTAL NET ASSETS – 100.0%		$29,848,148

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

130

PORTFOLIO OF INVESTMENTS SUMMARY TABLES

MTB Balanced Fund

At April 30, 2008, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Common Stock	58.0%
Corporate Bonds	12.9%
Mortgage Backed Securities	13.5%
U.S. Treasury	6.8%
Collateralized Mortgage Obligations	4.5%
Cash Equivalents[1]	4.2%
Other Assets and Liabilities — Net[2]	0.1%
TOTAL	100%

At April 30, 2008, the Fund’s sector classification3 for its equity holdings was as follows:

STOCKS	Percentage of Equity Holdings
Retail	11.0%
Oil & Gas	10.9%
Diversified Financial Services	6.9%
Telecommunications	5.0%
Software	4.7%
Pharmaceuticals	4.4%
Banks	4.2%
Health Care Products	3.9%
Computer	3.8%
Miscellaneous Manufacturing	3.5%
Chemicals	3.2%
Semiconductors	2.9%
Internet	2.9%
Food	2.8%
Insurance	2.6%
Machinery	2.6%
Beverages	2.3%
Cosmetics/Personal Care	1.8%
Oil & Gas Services	1.7%
Packaging & Containers	1.5%
Commercial Services	1.5%
Thrifts & Mortgage Finance	1.4%
Metals & Mining	1.1%
Aerospace & Defense	1.0%
Media	1.0%
Gas Utilities	0.9%
Household Products	0.9%
Health Care Providers & Services	0.8%

(MTB Balanced Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	131

MTB Balanced Fund (continued)

STOCKS	Percentage of Equity Holdings
Engineering & Construction	0.7%
Electronics	0.6%
Building Materials	0.6%
Water Utilities	0.6%
Hand/Machine Tools	0.6%
Forest Products & Paper	0.5%
Real Estate Investment Trusts	0.5%
Hotels, Restaurants & Leisure	0.5%
Metal Fabricate/Hardware	0.5%
Tobacco	0.5%
Coal	0.5%
Air Freight & Logistics	0.5%
Electronic Components & Equipment	0.5%
Electric Utilities	0.4%
Leisure Time	0.4%
Biotechnology	0.4%
Apparel	0.3%
Home Builders	0.2%
TOTAL	100%

(1)	Cash Equivalents include investments in money market funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Sector classifications are based upon, and individual portfolio securities are assigned to the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned an index classification by the Fund’s advisor.

PORTFOLIO OF INVESTMENTS

Description	Number Shares	Market Value

COMMON STOCKS – 58.0%

AEROSPACE & DEFENSE – 0.6%
Boeing Co.	1,000	$84,860
United Technologies Corp.	800	57,976

TOTAL AEROSPACE & DEFENSE		$142,836

AIR FREIGHT & LOGISTICS – 0.3%
FedEx Corp.	200	19,174
United Parcel Service, Inc.	700	50,687

TOTAL AIR FREIGHT & LOGISTICS		$69,861

APPAREL – 0.2%
Nike, Inc., Class B	550	36,740

BANKS – 2.4%
Colonial BancGroup, Inc.	5,200	42,328
Keycorp	5,400	130,302
South Financial Group, Inc.	5,000	30,200
SunTrust Banks, Inc.	2,700	150,525
TCF Financial Corp.	3,900	67,860

Description	Number Shares	Market Value

Wilmington Trust Corp.	4,000	$131,520
Zions Bancorporation	1,200	55,620

TOTAL BANKS		$608,355

BEVERAGES – 1.4%
Anheuser-Busch Cos., Inc.	1,700	83,640
Coca-Cola Co.	1,400	82,418
PepsiCo, Inc.	2,500	171,325

TOTAL BEVERAGES		$337,383

BIOTECHNOLOGY – 0.2%
*Amgen, Inc.	1,200	50,244

BUILDING MATERIALS – 0.3%
Masco Corp.	4,400	80,124

CHEMICALS – 1.9%
Ashland, Inc.	2,500	132,550
Cabot Corp.	2,300	67,068
Monsanto Co.	200	22,804
PPG Industries, Inc.	1,200	73,644

(MTB Balanced Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

132	PORTFOLIOS OF INVESTMENTS

MTB Balanced Fund (continued)

Description	Number Shares	Market Value

RPM International, Inc.	3,100	$69,130
*The Mosaic Co.	250	30,628
Valspar Corp.	3,200	70,336

TOTAL CHEMICALS		$466,160

COAL – 0.3%
Consol Energy, Inc.	850	68,816

COMMERCIAL SERVICES – 0.9%
H&R Block, Inc.	3,400	74,358
Ritchie Bros. Auctioneers, Inc.	2,700	67,797
RR Donnelley & Sons Co.	2,600	79,664

TOTAL COMMERCIAL SERVICES		$221,819

COMPUTERS – 2.2%
*Apple, Inc.	1,300	226,135
*Dell, Inc.	2,000	37,260
*EMC Corp.	5,800	89,320
Hewlett-Packard Co.	1,300	60,255
International Business Machines Corp.	1,100	132,770

TOTAL COMPUTERS		$545,740

COSMETICS/PERSONAL CARE – 1.0%
Avon Products, Inc.	1,500	58,530
Colgate-Palmolive Co.	500	35,350
Procter & Gamble Co.	2,400	160,920

TOTAL COSMETICS/PERSONAL CARE		$254,800

DIVERSIFIED FINANCIAL SERVICES – 4.0%
*Affiliated Managers Group, Inc.	475	47,187
American Express Co.	1,100	52,822
CIT Group, Inc.	4,700	51,183
Citigroup, Inc.	3,900	98,553
Goldman Sachs Group, Inc.	550	105,254
*IntercontinentalExchange, Inc.	550	85,333
Jefferies Group Inc.	8,000	150,400
JP Morgan Chase & Co.	2,100	100,065
Merrill Lynch & Co., Inc.	3,100	154,473
Morgan Stanley	3,200	155,519

TOTAL DIVERSIFIED FINANCIAL SERVICES		$1,000,789

ELECTRIC UTILITIES – 0.3%
*AES Corp.	3,700	64,232

ELECTRICAL COMPONENTS & EQUIPMENT – 0.3%
Emerson Electric Co.	1,400	73,164

ELECTRONICS – 0.3%
Molex, Inc.	2,900	82,302

Description	Number Shares	Market Value

ENGINEERING & CONSTRUCTION – 0.4%
*Foster Wheeler Ltd.	800	$50,952
*McDermott International, Inc.	800	42,864

TOTAL ENGINEERING & CONSTRUCTION		$93,816

FOOD – 1.6%
Campbell Soup Co.	3,700	128,760
Hershey Co.	3,000	112,140
Kraft Foods, Inc. Class A	5,400	170,802

TOTAL FOOD		$411,702

FOREST PRODUCTS & PAPER – 0.3%
MeadWestvaco Corp.	2,700	71,010

GAS UTILITIES – 0.5%
AGL Resources, Inc.	2,200	74,800
NiSource, Inc.	3,200	57,280

TOTAL GAS UTILITIES		$132,080

HAND/MACHINE TOOLS – 0.3%
Black & Decker Corp.	1,300	85,319

HEALTH CARE – PRODUCTS – 2.3%
Dentsply International, Inc.	1,200	46,644
*Hologic, Inc.	2,600	75,894
*Intuitive Surgical, Inc.	100	28,926
Johnson & Johnson	3,300	221,397
Medtronic, Inc.	1,100	53,548
*Zimmer Holdings, Inc.	1,900	140,904

TOTAL HEALTH CARE – PRODUCTS		$567,313

HEALTH CARE PROVIDERS & SERVICES – 0.5%
*Psychiatric Solutions, Inc.	2,100	72,891
UnitedHealth Group, Inc.	1,500	48,945

TOTAL HEALTH CARE PROVIDERS & SERVICES		$121,836

HOME BUILDERS – 0.1%
*Toll Brothers, Inc.	1,600	36,224

HOTELS, RESTAURANTS & LEISURE – 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	1,500	78,315

HOUSEHOLD PRODUCTS – 0.5%
Avery-Dennison Corp.	1,600	77,104
Newell Rubbermaid, Inc.	3,000	61,590

TOTAL HOUSEHOLD PRODUCTS		$138,694

INSURANCE – 1.5%
American International Group, Inc.	1,500	69,300
Lincoln National Corp.	1,400	75,264

(MTB Balanced Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	133

MTB Balanced Fund (continued)

Description	Number Shares	Market Value

Mercury General Corp.	2,700	$134,703
Protective Life Corp.	2,200	93,764

TOTAL INSURANCE		$373,031

INTERNET – 1.7%
*eBay, Inc.	1,400	43,806
*F5 Networks, Inc.	2,000	45,260
*Google Inc. Class A	500	287,145
*Yahoo!, Inc.	1,600	43,856

TOTAL INTERNET		$420,067

LEISURE TIME – 0.2%
Brunswick Corp.	3,400	56,712

MACHINERY – 1.5%
Caterpillar, Inc.	700	57,316
Graco, Inc.	2,000	82,820
Joy Global, Inc.	1,000	74,250
Rockwell Automation, Inc.	3,100	168,113

TOTAL MACHINERY		$382,499

MEDIA – 0.6%
CBS Corp.	6,100	140,727

METAL FABRICATE / HARDWARE – 0.3%
Timken Co.	2,000	72,300

METALS & MINING – 0.6%
Alcoa, Inc.	1,800	62,604
Cia Vale do Rio Doce ADR	1,600	62,528
Freeport-McMoRan Copper & Gold, Inc.	325	36,969

TOTAL METALS & MINING		$162,101

MISCELLANEOUS MANUFACTURING – 2.0%
3M Co.	500	38,450
Dover Corp.	3,100	153,357
General Electric Co.	200	6,540
Illinois Tool Works, Inc.	1,500	78,435
Leggett & Platt, Inc.	4,200	69,720
Pentair, Inc.	2,000	73,660
Teleflex, Inc.	1,600	88,144

TOTAL MISCELLANEOUS MANUFACTURING		$508,306

OIL & GAS – 6.3%
BP Plc.	700	50,953
Chevron Corp.	1,000	96,150
ConocoPhillips	3,600	310,140
Devon Energy Corp.	600	68,040
Exxon Mobil Corp.	6,200	577,033
Marathon Oil Corp.	3,000	136,710
Occidental Petroleum Corp.	1,600	133,136
*Southwestern Energy Co.	1,800	76,158

Description	Number Shares	Market Value

Sunoco, Inc.	2,200	$102,102
XTO Energy, Inc.	500	30,930

TOTAL OIL & GAS		$1,581,352

OIL & GAS SERVICES – 1.0%
*Cameron International Corp.	500	24,615
Schlumberger Ltd.	1,500	150,825
Transocean, Inc.	150	22,119
*Weatherford International Ltd.	700	56,469

TOTAL OIL & GAS SERVICES		$254,028

PACKAGING & CONTAINERS – 0.9%
Bemis Co., Inc.	3,000	78,900
Packaging Corp. of America	2,900	63,742
Sonoco Products Co.	2,400	79,080

TOTAL PACKAGING & CONTAINERS		$221,722

PHARMACEUTICALS – 2.5%
Abbott Laboratories	1,400	73,850
Bristol-Myers Squibb Co.	5,800	127,426
Eli Lilly & Co.	1,500	72,210
*Express Scripts, Inc.	800	56,016
*Gilead Sciences, Inc.	1,100	56,936
Merck & Co., Inc.	700	26,628
Sanofi-Aventis SA ADR	1,800	69,444
Schering-Plough Corp.	1,900	34,979
Wyeth	2,600	115,622

TOTAL PHARMACEUTICALS		$633,111

REAL ESTATE INVESTMENT TRUSTS – 0.3%
Annaly Capital Management, Inc.	4,800	80,448

RETAIL – 6.4%
Abercrombie & Fitch Co.	800	59,448
Brinker International, Inc.	5,400	122,526
*Coach, Inc.	2,500	88,925
CVS Caremark Corp.	2,600	104,962
Foot Locker, Inc.	6,900	87,285
Home Depot, Inc.	4,600	132,480
Jones Apparel Group, Inc.	4,700	74,401
Limited Brands, Inc.	6,800	125,936
Lowe’s Cos., Inc.	3,800	95,722
Macy’s, Inc.	8,300	209,906
McDonald’s Corp.	1,000	59,580
Nordstrom, Inc.	2,500	88,150
OfficeMax, Inc.	6,800	124,236
Target Corp.	550	29,222
Wal-Mart Stores, Inc.	1,500	86,970
Williams-Sonoma, Inc.	4,000	105,600

TOTAL RETAIL		$1,595,349

(MTB Balanced Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

134	PORTFOLIOS OF INVESTMENTS

MTB Balanced Fund (continued)

Description	Number Shares	Market Value

SEMICONDUCTORS – 1.7%
Analog Devices, Inc.	4,400	$141,724
Intel Corp.	4,200	93,492
Maxim Integrated Products, Inc.	6,300	132,489
*MEMC Electronic Materials, Inc.	900	56,673

TOTAL SEMICONDUCTORS		$424,378

SOFTWARE – 2.7%
*Cerner Corp.	2,000	92,540
*Citrix Systems, Inc.	3,000	98,250
Microsoft Corp.	11,000	313,720
*Oracle Corp.	5,200	108,420
Paychex, Inc.	2,000	72,740

TOTAL SOFTWARE		$685,670

TELECOMMUNICATIONS – 2.9%
*Cisco Systems, Inc.	10,000	256,400
Citizens Communications Co.	10,100	108,272
Harris Corp.	1,200	64,836
Motorola, Inc.	11,700	116,532
QUALCOMM, Inc.	1,900	82,061
Windstream Corp.	8,900	104,486

TOTAL TELECOMMUNICATIONS		$732,587

THRIFTS & MORTGAGE FINANCE – 0.8%
Federal National Mortgage Association	7,100	200,930

TOBACCO – 0.3%
*Philip Morris International, Inc.	1,500	76,545

WATER UTILITIES – 0.4%
Aqua America, Inc.	5,000	92,150

TOTAL COMMON STOCKS (COST $14,851,417)		$14,533,687

	Par Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION – 0.6%
Series 2617-GW 3.50%, 6/15/16	$134,696	135,000

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 1.7%
Series 1998-23, Class C 9.75%, 9/25/18	5,790	6,307
Series 2007-35, Class DH 5.00%, 9/25/33	421,675	422,636

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$428,943

WHOLE LOAN – 2.2%
[1]Banc of America Mortgage Securities, Series 2004-A, Class 2A1 3.54%, 2/25/34	253,981	247,625

Description	Par Value	Market Value

[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1 5.10%, 11/25/35	$107,252	$106,833
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8 4.75%, 11/25/18	205,458	201,624

TOTAL WHOLE LOAN		$556,082

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,133,007)		$1,120,025

CORPORATE BONDS – 12.9%

AGRICULTURE – 0.8%
Archer-Daniels-Midland Co. 5.94%, 10/01/32	200,000	194,190

AUTO MANUFACTURERS – 0.8%
Daimler Finance North America LLC 5.75%, 9/08/11	200,000	205,164

BANKS – 1.3%
[1]SunTrust Capital III FRN 3.45%, 3/15/28	152,000	142,754
US Bank NA 5.92%, 5/25/12	174,754	185,462

TOTAL BANKS		$328,216

DIVERSIFIED FINANCIAL SERVICES – 2.1%
[1]BankBoston Capital Trust III 3.55%, 6/15/27	170,000	128,917
Citigroup, Inc. 6.00%, 8/15/17	200,000	201,093
1GMAC LLC, Unsubordinated 4.32%, 5/15/09	200,000	181,992

TOTAL DIVERSIFIED FINANCIAL SERVICES		$512,002

ELECTRIC UTILITIES – 0.8%
CenterPoint Energy, Inc., Series B 6.85%, 6/01/15	200,000	207,101

FOOD – 1.1%
SYSCO Corp. 5.38%, 9/21/35	300,000	278,909

MEDIA – 0.9%
[2,3,4]COX Enterprises, Inc., Note 7.88%, 9/15/10	200,000	212,855

MUTUAL FUND – 2.0%
Northeast Investors Trust	69,349	490,987

OIL & GAS – 1.1%
Enterprise Products Operating LP 7.03%, 1/15/68	100,000	87,363
Pioneer Natural Resources Co. 6.88%, 5/01/18	200,000	198,387

TOTAL OIL & GAS		$285,750

TELECOMMUNICATIONS – 2.0%
American Tower Systems Corp., Sr. Note, Class A 7.13%, 10/15/12	500,000	511,875

TOTAL CORPORATE BONDS (COST $3,364,815)		$3,227,049

MORTGAGE-BACKED SECURITIES – 13.5%

COMMERCIAL MORTGAGE BACK SECURITY – 0.8%
GS Mortgage Securities Corp., II (Series 2007-GG10), Class A2 5.78%, 8/10/45	200,000	199,594

(MTB Balanced Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	135

MTB Balanced Fund (concluded)

Description	Par Value	Market Value

FEDERAL HOME LOAN MORTGAGE CORPORATION – 6.9%
Gold Pool A15865 5.50%, 11/01/33	$295,266	$298,366
Gold Pool A19412 5.00%, 3/01/34	400,176	395,074
Gold Pool A26407 6.00%, 9/01/34	631,924	650,408
Gold Pool A46082 5.00%, 7/01/35	380,236	374,794
Pool C00478 8.50%, 9/01/26	5,417	5,942

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$1,724,584

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 4.7%
Pool 533246 7.50%, 4/01/30	50,194	53,768
Pool 797152 5.00%, 11/01/19	524,515	529,235
Pool 8245 8.00%, 12/01/08	295	296
Pool 868574 5.50%, 4/01/36	581,687	586,086

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$1,169,385

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION – 1.1%
Pool 354677 7.50%, 10/15/23	64,205	69,430
Pool 354765 7.00%, 2/15/24	105,332	113,041
Pool 354827 7.00%, 5/15/24	83,346	89,446

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$271,917

TOTAL MORTGAGE-BACKED SECURITIES (COST $3,321,834)		$3,365,480

U.S. TREASURY – 6.8%

U.S. TREASURY BOND – 1.3%
4.50%, 2/15/36	233,000	233,692
4.75%, 2/15/37	96,000	100,170

TOTAL U.S. TREASURY BOND		$333,862

Description	Par Value	Market Value

U.S. TREASURY NOTE – 5.5%
3.25%, 12/31/09	$200,000	$203,375
4.88%, 6/30/12	170,000	183,148
4.25%, 9/30/12	300,000	316,078
4.00%, 2/15/14	40,000	41,813
4.50%, 11/15/15	100,000	106,906
4.50%, 2/15/16	300,000	320,297
4.50%, 5/15/17	200,000	211,969

TOTAL U.S. TREASURY NOTE		$1,383,586

TOTAL U.S. TREASURY (COST $1,625,986)		$1,717,448
[6,7]MONEY MARKET FUND – 4.2%
MTB Money Market Fund, Institutional I Shares, 2.30%	310,723	310,723
MTB Prime Money Market Fund, Corporate Shares, 2.34%	745,198	745,198

TOTAL MONEY MARKET FUND (COST $1,055,921)		$1,055,921

TOTAL INVESTMENTS – 99.9% (COST $25,352,979)		$25,019,610

OTHER ASSETS LESS LIABILITIES – 0.1%		$15,230

TOTAL NET ASSETS – 100.0%		$25,034,840

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

136

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Equity Income Fund

At April 30, 2008, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets
Retail	11.3%
Diversified Financial Services	9.0%
Oil & Gas	8.3%
Banks	8.2%
Miscellaneous Manufacturing	7.3%
Chemicals	6.0%
Pharmaceuticals	5.0%
Telecommunications	4.6%
Food	4.3%
Semiconductors	3.5%
Insurance	3.4%
Packaging & Containers	3.1%
Machinery	2.6%
Thrifts & Mortgage Finance	2.1%
Media	2.0%
Commercial Services	1.8%
Gas Utilities	1.7%
Household Products	1.6%
Electronics	1.2%
Water Utilities	1.2%
Building Materials	1.1%
Hand/Machine Tools	1.1%
Hotels, Restaurants & Leisure	1.1%
Metal Fabricate / Hardware	1.1%
Real Estate Investment Trusts	1.1%
Software	1.1%
Forest Products & Paper	1.0%
Leisure Time	0.7%
Metals & Mining	0.7%
Cash Equivalents[2]	2.6%
Other Assets and Liabilities[3]	0.2%
TOTAL	100%

(1)	Except for Cash Equivalents, sector classifications are based upon and individual portfolio securities are assigned to the classification of the Standard & Poor’s Global Industry Classification (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Equity Income Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	137

MTB Equity Income Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 97.2%

BANKS – 8.2%
Colonial BancGroup, Inc.	27,100	$220,594
Keycorp	21,200	511,556
South Financial Group, Inc.	21,456	129,594
SunTrust Banks, Inc.	12,000	669,000
TCF Financial Corp.	19,700	342,780
Wilmington Trust Corp.	17,100	562,248

TOTAL BANKS		$2,435,772

BUILDING MATERIALS – 1.1%
Masco Corp.	17,300	315,033

CHEMICALS – 6.0%
Ashland, Inc.	10,200	540,804
Cabot Corp.	9,500	277,020
PPG Industries, Inc.	5,200	319,124
RPM International, Inc.	14,300	318,890
Valspar Corp.	14,500	318,710

TOTAL CHEMICALS		$1,774,548

COMMERCIAL SERVICES – 1.8%
H&R Block, Inc.	10,800	236,196
RR Donnelley & Sons Co.	9,500	291,080

TOTAL COMMERCIAL SERVICES		$527,276

DIVERSIFIED FINANCIAL SERVICES –9.0%
Citigroup, Inc.	16,300	411,901
Jefferies Group Inc.	35,200	661,760
JPMorgan Chase & Co.	9,200	438,380
Merrill Lynch & Co., Inc.	11,100	553,113
Morgan Stanley	12,500	607,500

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,672,654

ELECTRONICS – 1.2%
Molex, Inc.	13,000	368,940

FOOD – 4.3%
Campbell Soup Co.	15,000	522,000
Hershey Co.	13,000	485,940
Kraft Foods, Inc. Class A	8,750	276,763

TOTAL FOOD		$1,284,703

FOREST PRODUCTS & PAPER – 1.0%
MeadWestvaco Corp.	10,900	286,670

GAS UTILITIES – 1.7%
AGL Resources, Inc.	8,300	282,200
NiSource, Inc.	12,800	229,120

TOTAL GAS UTILITIES		$511,320

Description	Number of Shares	Market Value

HAND/MACHINE TOOLS – 1.1%
Black & Decker Corp.	5,000	$328,150

HOTELS, RESTAURANTS & LEISURE – 1.1%
Starwood Hotels & Resorts Worldwide, Inc.	6,500	339,365

HOUSEHOLD PRODUCTS – 1.6%
Avery-Dennison Corp.	6,500	313,235
Newell Rubbermaid, Inc.	8,500	174,505

TOTAL HOUSEHOLD PRODUCTS		$487,740

INSURANCE – 3.4%
Mercury General Corp.	12,000	598,680
Protective Life Corp.	9,500	404,890

TOTAL INSURANCE		$1,003,570

LEISURE TIME – 0.7%
Brunswick Corp.	13,000	216,840

MACHINERY – 2.6%
Graco, Inc.	7,500	310,575
Rockwell Automation, Inc.	8,300	450,109

TOTAL MACHINERY		$760,684

MEDIA – 2.0%
CBS Corp.	25,400	585,978

METAL FABRICATE / HARDWARE – 1.1%
Timken Co.	8,800	318,120

METALS & MINING – 0.7%
Alcoa, Inc.	6,300	219,114

MISCELLANEOUS MANUFACTURING – 7.3%
Dover Corp.	12,000	593,640
General Electric Co.	7,300	238,710
Illinois Tool Works, Inc.	4,500	235,305
Leggett & Platt, Inc.	16,600	275,560
Pentair, Inc.	9,300	342,519
Teleflex, Inc.	8,800	484,792

TOTAL MISCELLANEOUS MANUFACTURING		$2,170,526

OIL & GAS – 8.3%
BP Plc.	6,500	473,135
ConocoPhillips	6,700	577,205
Marathon Oil Corp.	11,700	533,169
Occidental Petroleum Corp.	5,700	474,297
Sunoco, Inc.	8,900	413,049

TOTAL OIL & GAS		$2,470,855

(MTB Equity Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

138	PORTFOLIOS OF INVESTMENTS

MTB Equity Income Fund (concluded)

Description	Number of Shares	Market Value

PACKAGING & CONTAINERS – 3.1%
Bemis Co., Inc.	10,800	$284,040
Packaging Corp. of America	12,900	283,542
Sonoco Products Co.	10,500	345,975

TOTAL PACKAGING & CONTAINERS		$913,557

PHARMACEUTICALS – 5.0%
Bristol-Myers Squibb Co.	26,300	577,811
Eli Lilly & Co.	5,400	259,956
Sanofi-Aventis SA ADR	7,900	304,782
Wyeth	7,600	337,972

TOTAL PHARMACEUTICALS		$1,480,521

REAL ESTATE INVESTMENT TRUSTS – 1.1%
Annaly Capital Management, Inc.	19,400	325,144

RETAIL – 11.4%
Brinker International, Inc.	18,800	426,572
Foot Locker, Inc.	28,400	359,260
Home Depot, Inc.	15,500	446,400
Jones Apparel Group, Inc.	17,200	272,276
Limited Brands, Inc.	26,500	490,779
Macy’s, Inc.	19,400	490,626
OfficeMax, Inc.	25,700	469,539
Williams-Sonoma, Inc.	16,900	446,160

TOTAL RETAIL		$3,401,612

SEMICONDUCTORS – 3.5%
Analog Devices, Inc.	16,000	515,360
Maxim Integrated Products, Inc.	24,450	514,184

TOTAL SEMICONDUCTORS		$1,029,544

Description	Number of Shares	Market Value

SOFTWARE – 1.1%
Paychex, Inc.	9,200	$334,604

TELECOMMUNICATIONS – 4.6%
Citizens Communications Co.	40,700	436,304
Motorola, Inc.	50,700	504,972
Windstream Corp.	36,900	433,206

TOTAL TELECOMMUNICATIONS		$1,374,482

THRIFTS & MORTGAGE FINANCE – 2.1%
Federal National Mortgage Association	22,300	631,090

WATER UTILITIES – 1.2%
Aqua America, Inc.	19,300	355,699

TOTAL COMMON STOCKS (Cost $31,899,395)		$28,924,111

	Par Value

[6,7]MONEY MARKET FUND – 2.6%
MTB Prime Money Market Fund, Corporate Shares, 2.34% (Cost $777,489)	$777,489	777,489

TOTAL INVESTMENTS – 99.8% (COST $32,676,884)		$29,701,600

OTHER ASSETS LESS LIABILITIES – 0.2%		$48,518

TOTAL NET ASSETS – 100.0%		$29,750,118

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

139

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Value Fund

At April 30, 2008, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets
Insurance	12.7%
Oil & Gas	12.2%
Media	8.3%
Telecommunications	6.9%
Software	6.9%
Metals & Mining	5.2%
Aerospace & Defense	4.9%
Diversified Financial Services	4.1%
Banks	3.8%
Office/Business Equipment	3.4%
Miscellaneous Manufacturing	3.3%
Road & Rail	3.2%
Tobacco	3.0%
Household Products	2.6%
Pharmaceuticals	2.2%
Thrifts & Mortgage Finance	2.2%
Biotechnology	2.0%
Electric Utilities	1.9%
Food	1.5%
Iron/Steel	1.4%
Forest Products & Paper	1.1%
Health Care Providers & Services	0.9%
Electronics	0.7%
Internet	0.7%
Cash Equivalents[2]	5.1%
Other Assets and Liabilities — Net[3]	(0.2)%
TOTAL	100%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 95.1%

AEROSPACE & DEFENSE – 4.9%
Lockheed Martin Corp.	37,405	$3,966,426
Raytheon Co.	62,000	3,966,140

TOTAL AEROSPACE & DEFENSE		$7,932,566

Description	Number of Shares	Market Value

BANKS – 3.8%
Wachovia Corp.	57,100	$1,664,465
Wells Fargo & Co.	150,200	4,468,450

TOTAL BANKS		$6,132,915

BIOTECHNOLOGY – 2.0%
*Amgen, Inc.	77,300	3,236,551

(MTB Large Cap Value Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

140	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Value Fund (concluded)

Description	Number of Shares	Market Value

DIVERSIFIED FINANCIAL SERVICES – 4.1%
Citigroup, Inc.	96,000	$2,425,920
JPMorgan Chase & Co.	87,900	4,188,435

TOTAL DIVERSIFIED FINANCIAL SERVICES		$6,614,355

ELECTRIC UTILITIES – 1.9%
*NRG Energy, Inc.	69,900	3,072,105

ELECTRONICS – 0.7%
*Agilent Technologies, Inc.	38,040	1,149,189

FOOD – 1.5%
Kraft Foods, Inc. Class A	55,303	1,749,234
Tyson Foods, Inc. Class A	42,300	752,940

TOTAL FOOD		$2,502,174

FOREST PRODUCTS & PAPER – 1.1%
International Paper Co.	67,500	1,766,475

HEALTH CARE PROVIDERS & SERVICES – 0.9%
Aetna, Inc.	34,900	1,521,640

HOUSEHOLD PRODUCTS – 2.6%
Kimberly-Clark Corp.	65,900	4,216,941

INSURANCE – 12.7%
AON Corp.	86,100	3,908,079
Genworth Financial, Inc., Class A	200,300	4,618,918
Hartford Financial Services Group, Inc.	95,700	6,820,539
Loews Corp.	120,200	5,061,622
Radian Group, Inc.	51,700	279,180

TOTAL INSURANCE		$20,688,338

INTERNET – 0.7%
*Liberty Media Corp. - Interactive	71,700	1,084,821

IRON/STEEL – 1.4%
United States Steel Corp.	14,700	2,263,065

MEDIA – 8.3%
CBS Corp., Class B	86,000	1,984,020
*Comcast Corp., Class A	183,850	3,721,124
*Viacom, Inc., Class B	200,600	7,711,064

TOTAL MEDIA		$13,416,208

METALS & MINING – 5.2%
AngloGold Ashanti Ltd. ADR	76,700	2,617,004
Barrick Gold Corp.	152,200	5,877,964

TOTAL METALS & MINING		$8,494,968

MISCELLANEOUS MANUFACTURING – 3.3%
Illinois Tool Works, Inc.	37,000	1,934,730

Description	Number of Shares	Market Value

Ingersoll-Rand Co., Ltd.	76,400	$3,390,632

TOTAL MISCELLANEOUS MANUFACTURING		$5,325,362

OFFICE/BUSINESS EQUIPMENT – 3.4%
Pitney Bowes, Inc.	154,300	5,571,773

OIL & GAS – 12.2%
Apache Corp.	55,900	7,528,612
ConocoPhillips	20,560	1,771,244
Hess Corp.	32,000	3,398,400
Noble Energy, Inc.	82,600	7,186,200

TOTAL OIL & GAS		$19,884,456

PHARMACEUTICALS – 2.2%
Sanofi-Aventis SA ADR	94,700	3,653,526

ROAD & RAIL – 3.2%
Union Pacific Corp.	35,300	5,125,207

SOFTWARE – 6.9%
CA, Inc.	318,700	7,056,018
Microsoft Corp.	145,700	4,155,364

TOTAL SOFTWARE		$11,211,382

TELECOMMUNICATIONS – 6.9%
AT&T, Inc.	105,100	4,068,421
Motorola, Inc.	436,300	4,345,548
Sprint Nextel Corp.	131,000	1,046,690
Verizon Communications, Inc.	45,100	1,735,448

TOTAL TELECOMMUNICATIONS		$11,196,107

THRIFTS & MORTGAGE FINANCE – 2.2%
Federal National Mortgage Association	128,800	3,645,040

TOBACCO – 3.0%
Altria Group, Inc.	68,500	1,370,000
*Philip Morris International, Inc.	68,500	3,495,555

TOTAL TOBACCO		$4,865,555

TOTAL COMMON STOCKS (COST $147,500,417)		$154,570,719

	Par Value

[6,7]MONEY MARKET FUND – 5.1%
MTB Prime Money Market Fund, Corporate Shares, 2.34% (Cost $8,235,457)	$8,235,457	8,235,457

TOTAL INVESTMENTS – 100.2% (COST $155,735,874)		$162,806,176

OTHER ASSETS LESS LIABILITIES – (0.2%)		$(390,573)

TOTAL NET ASSETS – 100.0%		$162,415,603

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

141

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Equity Index Fund

At April 30, 2008, the Fund’s sector classification1 was as follows:

STOCKS	Percentage of Total Net Assets
Oil & Gas	10.7%
Diversified Financial Services	6.0%
Telecommunications	6.0%
Retail	5.5%
Pharmaceuticals	5.4%
Banks	5.1%
Miscellaneous Manufacturing	4.8%
Computers	4.7%
Insurance	4.1%
Software	3.8%
Electric Utilities	3.3%
Media	2.8%
Oil & Gas Services	2.7%
Semiconductors	2.5%
Aerospace & Defense	2.4%
Beverages	2.4%
Cosmetics/Personal Care	2.2%
Health Care — Products	2.2%
Internet	2.1%
Chemicals	2.0%
Food	1.8%
Health Care Equipment & Supplies	1.2%
Tobacco	1.2%
Health Care Providers & Services	1.1%
Real Estate Investment Trusts	1.1%
Machinery	1.0%
Metals & Mining	1.0%
Biotechnology	0.9%
Air Freight & Logistics	0.9%
Road & Rail	0.8%
Commercial Services	0.6%
Electronics	0.6%
Thrifts & Mortgage Finance	0.6%
Household Products	0.5%
Pipelines	0.5%
Agriculture	0.4%
Auto Manufacturers	0.4%
Iron / Steel	0.4%
Transportation	0.4%
Coal	0.3%
Electrical Components & Equipment	0.3%
Forest Products & Paper	0.3%

(MTB Equity Index Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

142	PORTFOLIO OF INVESTMENTS SUMMARY TABLE

STOCKS	Percentage of Total Net Assets
Apparel	0.2%
Auto Parts & Equipment	0.2%
Engineering & Construction	0.2%
Environmental Control	0.2%
Gas Utilities	0.2%
Hotels, Restaurants & Leisure	0.2%
Leisure Time	0.2%
Office/Business Equipment	0.2%
Airlines	0.1%
Building Materials	0.1%
Distribution/Wholesale	0.1%
Hand/Machine Tools	0.1%
Home Builders	0.1%
Home Furnishings	0.1%
Information Technology	0.1%
Packaging & Containers	0.1%
Textiles & Apparel	0.1%
Toys/Games/Hobbies	0.1%
Warrants	0.0%
Cash Equivalents[2]	0.2%
Other Assets and Liabilities — Net[3]	0.2%
TOTAL	100%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include Investments in money market mutual Funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 99.6%

AEROSPACE & DEFENSE – 2.4%
Boeing Co.	6,950	$589,777
General Dynamics Corp.	3,650	330,033
Goodrich Corp.	1,150	78,373
L-3 Communications Holdings, Inc.	1,100	122,595
Lockheed Martin Corp.	3,175	336,677
Northrop Grumman Corp.	3,000	220,710
Raytheon Co.	3,850	246,285
Rockwell Collins, Inc.	1,600	100,976
United Technologies Corp.	8,900	644,982

TOTAL AEROSPACE & DEFENSE		$2,670,408

AGRICULTURE – 0.4%
Archer-Daniels-Midland Co.	5,900	259,954
Reynolds American, Inc.	1,600	86,160

Description	Number of Shares	Market Value

UST, Inc.	1,700	$88,519

TOTAL AGRICULTURE		$434,633

AIR FREIGHT & LOGISTICS – 0.9%
FedEx Corp.	2,750	263,643
United Parcel Service, Inc.	9,300	673,413

TOTAL AIR FREIGHT & LOGISTICS		$937,056

AIRLINES – 0.1%
Southwest Airlines Co.	6,800	90,032

APPAREL – 0.2%
Nike, Inc., Class B	3,400	227,120

AUTO MANUFACTURERS – 0.4%
*Ford Motor Co.	19,100	157,766
General Motors Corp.	5,300	122,960
Paccar, Inc.	3,300	156,156

TOTAL AUTO MANUFACTURERS		$436,882

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MTB Equity Index Fund (continued)

Description	Number of Shares	Market Value

AUTO PARTS & EQUIPMENT – 0.2%
*Goodyear Tire & Rubber Co.	2,200	$58,916
Johnson Controls, Inc.	5,320	187,583

TOTAL AUTO PARTS & EQUIPMENT		$246,499

BANKS – 5.1%
Banco Bilbao Vizcaya Argentaria SA	8	183
Bank of America Corp.	39,800	1,494,091
Bank of New York Mellon Corp.	10,500	457,065
BB&T Corp.	4,900	168,021
Capital One Financial Corp.	3,300	174,900
Comerica, Inc.	1,300	45,149
Fifth Third Bancorp	5,000	107,150
First Horizon National Corp.	1,100	11,880
Huntington Bancshares, Inc.	3,100	29,109
Keycorp	3,400	82,042
M&T Bank Corp.	650	60,600
Marshall & Ilsley Corp.	2,200	54,956
National City Corp.	7,100	44,730
Northern Trust Corp.	1,700	125,987
PNC Financial Services Group, Inc.	3,100	214,985
Regions Financial Corp.	6,200	135,904
State Street Corp.	3,700	266,918
SunTrust Banks, Inc.	3,150	175,613
US Bancorp	15,600	528,684
Wachovia Corp.	19,400	565,510
Wells Fargo & Co.	29,800	886,549
Zions Bancorporation	950	44,033

TOTAL BANKS		$5,674,059

BEVERAGES – 2.4%
Anheuser-Busch Cos., Inc.	6,600	324,720
Brown-Forman Corp., Class B	700	47,614
Coca-Cola Co.	18,300	1,077,321
Coca-Cola Enterprises, Inc.	2,400	54,000
*Constellation Brands, Inc.	1,700	31,212
Molson Coors Brewing Co.	1,250	68,550
Pepsi Bottling Group, Inc.	1,300	43,823
PepsiCo, Inc.	14,900	1,021,097

TOTAL BEVERAGES		$2,668,337

BIOTECHNOLOGY – 0.9%
*Amgen, Inc.	10,000	418,700
*Biogen Idec, Inc.	2,600	157,794
*Celgene Corp.	4,000	248,560
*Genzyme Corp.	2,400	168,840
*Millipore Corp.	475	33,298

TOTAL BIOTECHNOLOGY		$1,027,192

Description	Number of Shares	Market Value

BUILDING MATERIALS – 0.1%
Masco Corp.	3,400	$61,914
Trane, Inc.	1,500	69,765

TOTAL BUILDING MATERIALS		$131,679

CHEMICALS – 2.0%
Air Products & Chemicals, Inc.	2,000	196,860
Ashland, Inc.	500	26,510
Dow Chemical Co.	8,600	345,290
Eastman Chemical Co.	700	51,450
Ecolab, Inc.	1,500	68,940
EI Du Pont de Nemours & Co.	8,200	401,062
Hercules, Inc.	1,000	18,800
International Flavors & Fragrances, Inc.	700	31,927
Monsanto Co.	5,050	575,801
PPG Industries, Inc.	1,600	98,192
Praxair, Inc.	2,900	264,799
Rohm & Haas Co.	1,175	62,804
Sherwin-Williams Co.	910	50,341
Sigma-Aldrich Corp.	1,100	62,722

TOTAL CHEMICALS		$2,255,498

COAL – 0.3%
Consol Energy, Inc.	1,650	133,584
Peabody Energy Corp.	2,550	155,882

TOTAL COAL		$289,466

COMMERCIAL SERVICES – 0.6%
*Apollo Group, Inc., Class A	1,250	63,625
*Convergys Corp.	1,100	17,292
Equifax, Inc.	1,300	49,751
H&R Block, Inc.	2,600	56,862
McKesson Corp.	2,600	135,512
*Monster Worldwide, Inc.	1,100	26,763
Moody’s Corp.	1,900	70,224
Robert Half International, Inc.	1,450	34,365
RR Donnelley & Sons Co.	1,900	58,216
Western Union Co.	6,500	149,500

TOTAL COMMERCIAL SERVICES		$662,110

COMPUTERS – 4.7%
*Apple, Inc.	8,020	1,395,079
*Cognizant Technology Solutions Corp.	2,600	83,850
*Computer Sciences Corp.	1,600	69,744
*Dell, Inc.	19,300	359,559
*EMC Corp.	18,900	291,060
Hewlett-Packard Co.	22,700	1,052,145
International Business Machines Corp.	12,725	1,535,908
International Game Technology	2,850	99,009

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144	PORTFOLIOS OF INVESTMENTS

MTB Equity Index Fund (continued)

Description	Number of Shares	Market Value

*Lexmark International, Inc., Class A	800	$25,112
*Netapp Inc	3,100	75,020
*SanDisk Corp.	2,000	54,180
*Sun Microsystems, Inc.	7,300	114,318
*Teradata Corp.	1,700	36,193

TOTAL COMPUTERS		$5,191,177

COSMETICS/PERSONAL CARE – 2.2%
Avon Products, Inc.	4,000	156,080
Colgate-Palmolive Co.	4,700	332,290
Estee Lauder Cos., Inc., Class A	1,000	45,610
Procter & Gamble Co.	28,000	1,877,400

TOTAL COSMETICS/PERSONAL CARE		$2,411,380

DISTRIBUTION/WHOLESALE – 0.1%
Genuine Parts Co.	1,360	57,745
Grainger (WW), Inc.	605	52,460

TOTAL DISTRIBUTION/WHOLESALE		$110,205

DIVERSIFIED FINANCIAL SERVICES – 6.0%
American Capital Strategies Ltd.	1,600	50,800
American Express Co.	10,400	499,408
Ameriprise Financial, Inc.	2,000	94,980
Bear Stearns Cos., Inc.	950	10,194
Charles Schwab Corp.	8,400	181,440
CIT Group, Inc.	2,600	28,314
Citigroup, Inc.	48,200	1,218,013
CME Group, Inc.	505	231,012
Countrywide Financial Corp.	13,400	77,452
Discover Financial Services	4,200	76,482
*E*Trade Financial Corp.	3,600	14,328
Federated Investors, Inc.	800	26,784
Franklin Resources, Inc.	1,425	135,589
Goldman Sachs Group, Inc.	3,650	698,501
*IntercontinentalExchange, Inc.	640	99,296
Janus Capital Group, Inc.	1,300	36,478
JPMorgan Chase & Co.	30,600	1,458,089
Legg Mason, Inc.	1,200	72,336
Lehman Brothers Holdings, Inc.	4,800	212,352
Leucadia National Corp.	1,400	71,708
Merrill Lynch & Co., Inc.	8,600	428,538
Morgan Stanley	10,100	490,860
NYSE Euronext	2,375	156,988
*SLM Corp.	4,500	83,385
T Rowe Price Group, Inc.	2,350	137,616

TOTAL DIVERSIFIED FINANCIAL SERVICES		$6,590,943

Description	Number of Shares	Market Value

ELECTRIC UTILITIES – 3.3%
*AES Corp.	6,000	$104,160
Allegheny Energy, Inc.	1,550	83,390
Ameren Corp.	1,900	86,184
American Electric Power Co., Inc.	3,600	160,668
CenterPoint Energy, Inc.	2,660	40,485
CMS Energy Corp.	1,700	24,786
Consolidated Edison, Inc.	2,300	95,680
Constellation Energy Group, Inc.	1,650	139,673
Dominion Resources, Inc.	5,200	225,628
DTE Energy Co.	1,445	58,248
Duke Energy Corp.	11,308	207,049
*Dynegy, Inc., Class A	3,700	31,894
Edison International	2,900	151,293
Entergy Corp.	1,750	201,005
Exelon Corp.	6,100	521,428
FirstEnergy Corp.	2,750	208,010
FPL Group, Inc.	3,600	238,644
Integrys Energy Group, Inc.	600	28,734
Pepco Holdings, Inc.	1,600	39,856
PG&E Corp.	3,300	132,000
Pinnacle West Capital Corp.	900	30,546
PPL Corp.	3,350	160,867
*Progress Energy, Inc.	825	285
Progress Energy, Inc.	2,327	97,711
Public Service Enterprise Group, Inc.	4,600	201,986
Southern Co.	6,800	253,164
TECO Energy, Inc.	1,600	25,616
Xcel Energy, Inc.	3,500	72,800

TOTAL ELECTRIC UTILITIES		$3,621,790

ELECTRICAL COMPONENTS & EQUIPMENT – 0.3%
Emerson Electric Co.	7,300	381,498

ELECTRONICS – 0.6%
*Agilent Technologies, Inc.	3,500	105,735
Applera Corp.-Applied Biosystem Group	1,540	49,142
Jabil Circuit, Inc.	2,300	25,024
Molex, Inc.	1,150	32,637
PerkinElmer, Inc.	1,030	27,357
*Thermo Fisher Scientific, Inc.	3,900	225,693
Tyco Electronics Ltd. (Bermuda)	4,300	160,863
*Waters Corp.	850	52,241

TOTAL ELECTRONICS		$678,692

ENGINEERING & CONSTRUCTION – 0.2%
Fluor Corp.	800	122,296

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MTB Equity Index Fund (continued)

Description	Number of Shares	Market Value

*Jacobs Engineering Group, Inc.	1,075	$92,805

TOTAL ENGINEERING & CONSTRUCTION		$215,101

ENVIRONMENTAL CONTROL – 0.2%
*Allied Waste Industries, Inc.	3,000	37,080
Waste Management, Inc.	4,600	166,060

TOTAL ENVIRONMENTAL CONTROL		$203,140

FOOD – 1.8%
Campbell Soup Co.	1,800	62,640
ConAgra Foods, Inc.	4,200	98,952
Dean Foods Co.	1,100	25,564
General Mills, Inc.	3,000	181,200
H.J. Heinz Co.	2,800	131,684
Hershey Co.	1,670	62,425
Kellogg Co.	2,300	117,691
Kraft Foods, Inc. Class A	14,100	445,983
Kroger Co.	6,000	163,500
McCormick & Co., Inc.	1,000	37,790
Safeway Inc.	4,100	129,560
Sara Lee Corp.	6,400	92,864
SUPERVALU, Inc.	1,800	59,580
SYSCO Corp.	5,500	168,135
Tyson Foods, Inc. Class A	2,300	40,940
Whole Foods Market, Inc.	1,200	39,168
WM Wrigley Jr Co.	1,625	123,760

TOTAL FOOD		$1,981,436

FOREST PRODUCTS & PAPER – 0.3%
International Paper Co.	3,900	102,063
MeadWestvaco Corp.	1,600	42,080
Plum Creek Timber Co., Inc.	1,550	63,302
Temple-Inland, Inc.	100	1,167
Weyerhaeuser Co.	1,900	121,372

TOTAL FOREST PRODUCTS & PAPER		$329,984

GAS UTILITIES – 0.2%
Nicor, Inc.	340	11,941
NiSource, Inc.	2,500	44,750
Sempra Energy	2,300	130,341

TOTAL GAS UTILITIES		$187,032

HAND/MACHINE TOOLS – 0.1%
Black & Decker Corp.	575	37,737
Snap-On, Inc.	480	28,469
Stanley Works	700	33,768

TOTAL HAND/MACHINE TOOLS		$99,974

HEALTH CARE – PRODUCTS – 2.2%
Johnson & Johnson	26,000	1,744,340

Description	Number of Shares	Market Value

Medtronic, Inc.	10,300	$501,404
*Zimmer Holdings, Inc.	2,100	155,736

TOTAL HEALTH CARE – PRODUCTS		$2,401,480

HEALTH CARE EQUIPMENT & SUPPLIES –1.2%
Baxter International, Inc.	5,900	367,688
Becton, Dickinson & Co.	2,255	201,597
*Boston Scientific Corp.	11,900	158,627
Covidien Ltd. (Bermuda)	4,400	205,436
CR Bard Inc	925	87,107
*St. Jude Medical, Inc.	3,200	140,096
Stryker Corp.	2,100	136,143
*Varian Medical Systems, Inc.	1,300	60,944

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$1,357,638

HEALTH CARE PROVIDERS & SERVICES – 1.1%
Aetna, Inc.	4,500	196,200
*Coventry Health Care, Inc.	1,450	64,859
*Humana, Inc.	1,525	72,880
*Laboratory Corp. of America Holdings	1,000	75,620
*Patterson Cos., Inc.	1,200	41,040
Quest Diagnostic, Inc.	1,300	65,234
*Tenet Healthcare Corp.	4,100	26,240
UnitedHealth Group, Inc.	11,600	378,507
*WellPoint, Inc.	5,000	248,750

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,169,330

HOME BUILDERS – 0.1%
Centex Corp.	1,000	20,820
DR Horton, Inc.	2,300	35,627
KB Home	700	15,750
Lennar Corp., Class A	1,100	20,262
Pulte Homes, Inc.	1,700	22,168

TOTAL HOME BUILDERS		$114,627

HOME FURNISHINGS – 0.1%
Harman International Industries, Inc.	575	23,500
Whirlpool Corp.	700	50,946

TOTAL HOME FURNISHINGS		$74,446

HOTELS, RESTAURANTS & LEISURE – 0.2%
Marriott International, Inc., Class A	2,800	96,040
Starwood Hotels & Resorts Worldwide, Inc.	1,800	93,978
Wyndham Worldwide Corp.	1,800	38,664

TOTAL HOTELS, RESTAURANTS & LEISURE		$228,682

HOUSEHOLD PRODUCTS – 0.5%
Avery-Dennison Corp.	900	43,371
Clorox Co.	1,300	68,900

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146	PORTFOLIOS OF INVESTMENTS

MTB Equity Index Fund (continued)

Description	Number of Shares	Market Value

Fortune Brands, Inc.	1,400	$94,668
Kimberly-Clark Corp.	3,700	236,763
Newell Rubbermaid, Inc.	2,650	54,405

TOTAL HOUSEHOLD PRODUCTS		$498,107

INFORMATION TECHNOLOGY – 0.1%
*Affiliated Computer Services, Inc., Class A	900	47,673
Electronic Data Systems Corp.	4,925	91,408
*Unisys Corp.	3,200	13,312

TOTAL INFORMATION TECHNOLOGY		$152,393

INSURANCE – 4.1%
ACE Ltd.	3,000	180,870
Aflac, Inc.	4,400	293,348
Allstate Corp.	5,200	261,872
AMBAC Financial Group, Inc.	2,750	12,733
American International Group, Inc.	22,900	1,057,979
AON Corp.	2,850	129,362
Assurant, Inc.	900	58,500
Chubb Corp.	3,400	180,098
Cigna Corp.	2,450	104,640
Cincinnati Financial Corp.	1,400	50,260
Genworth Financial, Inc., Class A	3,900	89,934
Hartford Financial Services Group, Inc.	2,900	206,683
Lincoln National Corp.	2,400	129,024
Loews Corp.	4,050	170,546
Marsh & McLennan Cos., Inc.	5,080	140,157
MBIA, Inc.	1,800	18,720
MetLife, Inc.	6,400	389,439
MGIC Investment Corp.	1,200	15,636
Principal Financial Group, Inc.	2,300	123,418
Progressive Corp.	6,200	112,778
Prudential Financial, Inc.	4,100	310,411
The Travelers Cos., Inc.	5,800	292,320
Torchmark Corp.	800	51,792
Unum Group	3,300	76,593
XL Capital Ltd., Class A	1,650	57,569

TOTAL INSURANCE		$4,514,682

INTERNET – 2.1%
*Akamai Technologies, Inc.	1,700	60,809
*Amazon.Com, Inc.	2,840	223,309
*eBay, Inc.	10,400	325,416
*Expedia, Inc.	1,800	45,468
*Google Inc. Class A	2,100	1,206,009
*IAC/InterActive Corp.	1,600	33,296
*VeriSign, Inc.	2,000	72,100
*Yahoo!, Inc.	13,700	375,517

TOTAL INTERNET		$2,341,924

Description	Number of Shares	Market Value

IRON/STEEL – 0.4%
Allegheny Technologies, Inc.	925	$63,668
Nucor Corp.	2,650	200,075
United States Steel Corp.	1,100	169,345

TOTAL IRON/STEEL		$433,088

LEISURE TIME – 0.2%
Brunswick Corp.	800	13,344
Carnival Corp.	3,900	156,663
Harley-Davidson, Inc.	2,100	80,325

TOTAL LEISURE TIME		$250,332

MACHINERY – 1.0%
Caterpillar, Inc.	5,800	474,903
Cummins, Inc.	1,800	112,770
Deere & Co.	4,150	348,891
Manitowoc Co., Inc./The	1,200	45,384
Rockwell Automation, Inc.	1,350	73,211
*Terex Corp.	950	66,196

TOTAL MACHINERY		$1,121,355

MEDIA – 2.8%
CBS Corp., Class B	6,100	140,727
Clear Channel Communications, Inc.	5,500	165,825
Comcast Corp., Class A	27,000	554,850
*DIRECTV Group, Inc.	6,500	160,160
EW Scripps Co.	700	31,437
Gannett Co., Inc.	2,000	57,240
*Interpublic Group of Cos, Inc.	3,900	35,295
McGraw-Hill Cos., Inc.	2,900	118,871
Meredith Corp.	360	11,668
New York Times Co., Class A	1,270	24,765
News Corp., Inc., Class A	20,700	370,530
Omnicom Group, Inc.	2,900	138,446
Time Warner, Inc.	32,900	488,565
*Viacom, Inc., Class B	5,900	226,796
Walt Disney Co.	17,300	561,039
Washington Post Class B	60	39,336

TOTAL MEDIA		$3,125,550

METALS & MINING – 1.0%
Alcoa, Inc.	7,400	257,372
Freeport-McMoRan Copper & Gold, Inc.	3,550	403,812
Newmont Mining Corp.	4,150	183,472
Precision Castparts Corp.	1,225	144,011
Titanium Metals Corp.	800	12,192
Vulcan Materials Co.	950	65,379

TOTAL METALS & MINING		$1,066,238

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MTB Equity Index Fund (continued)

Description	Number of Shares	Market Value

MISCELLANEOUS MANUFACTURING – 4.8%
3M Co.	6,500	$499,850
Cooper Industries Ltd., Class A	1,500	63,585
Danaher Corp.	2,250	175,545
Dover Corp.	1,760	87,067
Eastman Kodak Co.	2,700	48,303
Eaton Corp.	1,400	122,976
General Electric Co.	91,300	2,985,509
Honeywell International, Inc.	6,800	403,920
Illinois Tool Works, Inc.	3,700	193,473
Ingersoll-Rand Co., Ltd.	2,600	115,388
ITT Corp.	1,600	102,400
Leggett & Platt, Inc.	1,900	31,540
Pall Corp.	1,150	39,986
Parker-Hannifin Corp.	1,500	119,775
Textron Inc.	2,170	132,392
Tyco International Ltd. (Bermuda)	4,475	209,385

TOTAL MISCELLANEOUS MANUFACTURING		$5,331,094

MUTUAL FUND – 0.0%
1SPDR Trust Series	400	55,304

OFFICE/BUSINESS EQUIPMENT – 0.2%
Pitney Bowes, Inc.	1,800	64,998
Xerox Corp.	8,200	114,554

TOTAL OFFICE/BUSINESS EQUIPMENT		$179,552

OIL & GAS – 10.7%
Anadarko Petroleum Corp.	4,350	289,536
Apache Corp.	3,075	414,141
Chesapeake Energy Corp.	4,200	217,140
Chevron Corp.	19,000	1,826,850
ConocoPhillips	14,000	1,206,100
Devon Energy Corp.	4,125	467,775
ENSCO International, Inc.	1,300	82,849
EOG Resources, Inc.	2,250	293,580
Exxon Mobil Corp.	48,750	4,537,162
Hess Corp.	2,550	270,810
Marathon Oil Corp.	6,500	296,205
Murphy Oil Corp.	1,700	153,578
*Nabors Industries Ltd.	2,500	93,850
Noble Corp.	2,400	135,072
Noble Energy, Inc.	1,500	130,500
Occidental Petroleum Corp.	7,500	624,075
Range Resources Corp.	1,400	92,932
Rowan Cos., Inc.	1,000	38,990
Sunoco, Inc.	1,200	55,692
Tesoro Corp.	1,400	35,196
Valero Energy Corp.	5,100	249,135
XTO Energy, Inc.	4,650	287,649

TOTAL OIL & GAS		$11,798,817

Description	Number of Shares	Market Value

OIL & GAS SERVICES – 2.7%
Baker Hughes, Inc.	2,850	$230,508
BJ Services Co.	2,700	76,329
*Cameron International Corp.	2,000	98,460
Halliburton Co.	8,200	376,462
*National Oilwell Varco, Inc.	4,075	278,934
Schlumberger Ltd.	11,000	1,106,049
Smith International, Inc.	1,800	137,718
Transocean, Inc.	2,925	431,321
*Weatherford International Ltd.	3,150	254,111

TOTAL OIL & GAS SERVICES		$2,989,892

PACKAGING & CONTAINERS – 0.1%
Ball Corp.	860	46,250
Bemis Co., Inc.	820	21,566
*Pactiv Corp.	1,050	24,980
Sealed Air Corp.	1,800	45,522

TOTAL PACKAGING & CONTAINERS		$138,318

PHARMACEUTICALS – 5.4%
Abbott Laboratories	14,300	754,325
Allergan, Inc.	2,750	155,018
AmerisourceBergen Corp.	1,600	64,880
*Barr Pharmaceuticals, Inc.	1,100	55,253
Bristol-Myers Squibb Co.	17,800	391,066
Cardinal Health, Inc.	3,400	177,038
Eli Lilly & Co.	9,100	438,074
*Express Scripts, Inc.	2,350	164,547
*Forest Laboratories, Inc.	2,850	98,924
*Gilead Sciences, Inc.	8,600	445,136
*Hospira, Inc.	1,300	53,495
*King Pharmaceuticals, Inc.	2,133	20,029
*Medco Health Solutions, Inc.	4,800	237,792
Merck & Co., Inc.	19,900	756,995
Mylan Laboratories, Inc.	2,900	38,193
Pfizer, Inc.	62,100	1,248,830
Schering-Plough Corp.	15,000	276,150
*Watson Pharmaceuticals, Inc.	900	27,936
Wyeth	12,200	542,534

TOTAL PHARMACEUTICALS		$5,946,215

PIPELINES – 0.5%
El Paso Corp.	6,200	106,268
Questar Corp.	1,500	93,045
Spectra Energy Corp.	5,900	145,730
Williams Cos., Inc.	5,400	191,700

TOTAL PIPELINES		$536,743

(MTB Equity Index Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

148	PORTFOLIOS OF INVESTMENTS

MTB Equity Index Fund (continued)

Description	Number of Shares	Market Value

REAL ESTATE INVESTMENT TRUSTS – 1.1%
Apartment Investment & Management Co., Class A	835	$30,878
Avalonbay Communities, Inc.	675	67,331
Boston Properties, LP	1,100	110,539
*CB Richard Ellis Services, Inc., Class A	1,700	39,304
Developers Diversified Realty Corp.	1,100	47,245
Equity Residential	2,400	99,648
General Growth Properties, Inc.	2,300	94,208
HCP Inc.	1,300	46,410
Host Hotels & Resorts, Inc.	4,500	77,400
Kimco Realty Corp.	2,300	91,793
Prologis	2,000	125,220
Public Storage	1,050	95,235
Simon Property Group, Inc.	1,950	194,728
Vornado Realty Trust	1,200	111,708

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,231,647

RETAIL – 5.5%
Abercrombie & Fitch Co.	750	55,733
*AutoNation, Inc.	1,300	20,813
*Autozone, Inc.	400	48,300
*Bed Bath & Beyond, Inc.	2,400	78,000
Best Buy Co., Inc.	3,200	137,664
*Big Lots, Inc.	1,000	27,030
*Coach, Inc.	3,300	117,381
Costco Wholesale Corp.	4,000	285,000
CVS Caremark Corp.	13,300	536,920
Darden Restaurants, Inc.	1,200	42,696
Dillard’s, Inc., Class A	600	12,240
Family Dollar Stores, Inc.	1,250	26,750
*GameStop Corp. Class A	1,320	72,653
Gap, Inc.	4,400	81,928
Home Depot, Inc.	15,200	437,760
JC Penney Co., Inc.	2,100	89,250
Jones Apparel Group, Inc.	900	14,247
*Kohl’s Corp.	2,800	136,780
Limited Brands, Inc.	2,900	53,708
Liz Claiborne, Inc.	840	14,860
Lowe’s Cos., Inc.	13,400	337,546
Macy’s, Inc.	3,800	96,102
McDonald’s Corp.	10,300	613,673
Nordstrom, Inc.	1,700	59,942
*Office Depot, Inc.	2,400	30,432
OfficeMax, Inc.	625	11,419
Polo Ralph Lauren Corp.	500	31,055
RadioShack Corp.	1,100	15,290
*Sears Holdings Corp.	650	64,097

Description	Number of Shares	Market Value

Staples, Inc.	6,300	136,710
*Starbucks Corp.	6,800	110,364
Target Corp.	7,600	403,788
Tiffany & Co.	1,200	52,248
TJX Cos., Inc.	3,800	122,436
Walgreen Co.	9,200	320,620
Wal-Mart Stores, Inc.	21,600	1,252,367
Wendy’s International, Inc.	825	23,925
Yum! Brands, Inc.	4,300	174,924

TOTAL RETAIL		$6,146,651

ROAD & RAIL – 0.8%
Burlington Northern Santa Fe Corp.	2,625	269,194
Norfolk Southern Corp.	3,400	202,572
Ryder System, Inc.	470	32,181
Union Pacific Corp.	2,400	348,456

TOTAL ROAD & RAIL		$852,403

SEMICONDUCTORS – 2.5%
*Advanced Micro Devices, Inc.	5,600	33,376
Altera Corp.	3,000	63,840
Analog Devices, Inc.	2,700	86,967
Applied Materials, Inc.	12,300	229,518
*Broadcom Corp., Class A	4,300	111,628
Intel Corp.	53,100	1,182,007
Kla-Tencor Corp.	1,700	74,256
Linear Technology Corp.	2,100	73,416
*LSI Logic Corp.	6,000	37,200
*MEMC Electronic Materials, Inc.	2,125	133,811
Microchip Technology, Inc.	1,900	69,825
*Micron Technology, Inc.	7,100	54,812
National Semiconductor Corp.	2,170	44,246
*Novellus Systems, Inc.	1,000	21,860
*Nvidia Corp.	5,000	102,750
*QLogic Corp.	1,400	22,344
*Teradyne, Inc.	1,500	19,935
Texas Instruments, Inc.	12,100	352,836
Xilinx, Inc.	2,500	61,925

TOTAL SEMICONDUCTORS		$2,776,552

SOFTWARE – 3.8%
*Adobe Systems, Inc.	5,200	193,908
*Autodesk, Inc.	2,000	76,000
Automatic Data Processing, Inc.	4,600	203,320
*BMC Software, Inc.	1,700	59,092
CA, Inc.	3,558	78,774
*Citrix Systems, Inc.	1,748	57,247
*Compuware Corp.	2,900	21,866
*Electronic Arts, Inc.	2,850	146,690

(MTB Equity Index Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	149

MTB Equity Index Fund (concluded)

Description	Number of Shares	Market Value

Fidelity National Information Services, Inc.	1,600	$57,696
*Fiserv, Inc.	1,450	73,298
IMS Health, Inc.	1,650	40,838
*Intuit, Inc.	3,050	82,259
Microsoft Corp.	73,400	2,093,367
*Novell, Inc.	2,925	18,369
*Oracle Corp.	35,800	746,429
Paychex, Inc.	2,800	101,836
*Symantec Corp.	7,500	129,150
Total System Services, Inc.	1,851	44,054

TOTAL SOFTWARE		$4,224,193

TELECOMMUNICATIONS – 6.0%
*American Tower Corp.	3,600	156,312
AT&T, Inc.	55,300	2,140,662
CenturyTel, Inc.	1,000	32,450
*Ciena Corp.	850	28,739
*Cisco Systems, Inc.	54,800	1,405,072
Citizens Communications Co.	2,600	27,872
Corning, Inc.	14,200	379,282
Embarq Corp.	1,300	54,041
*JDS Uniphase Corp.	1,800	25,758
*Juniper Networks, Inc.	4,900	135,338
Motorola, Inc.	20,300	202,188
QUALCOMM, Inc.	14,800	639,212
Qwest Communications International, Inc.	13,900	71,724
Sprint Nextel Corp.	26,100	208,539
*Tellabs, Inc.	3,700	19,092
Verizon Communications, Inc.	26,300	1,012,024
Windstream Corp.	3,853	45,234

TOTAL TELECOMMUNICATIONS		$6,583,539

TEXTILES & APPAREL – 0.1%
Cintas Corp.	1,100	32,571
VF Corp.	750	55,785

TOTAL TEXTILES & APPAREL		$88,356

THRIFTS & MORTGAGE FINANCE – 0.6%
Federal Home Loan Mortgage Corp.	5,800	144,478
Federal National Mortgage Association	9,100	257,530
Hudson City Bancorp, Inc.	4,400	84,172

Description	Number of Shares	Market Value

Sovereign Bancorp, Inc.	3,200	$23,904
Washington Mutual, Inc.	9,000	110,610

TOTAL THRIFTS & MORTGAGE FINANCE		$620,694

TOBACCO – 1.2%
Altria Group, Inc.	19,500	390,000
*Philip Morris International, Inc.	19,200	979,776

TOTAL TOBACCO		$1,369,776

TOYS/GAMES/HOBBIES – 0.1%
Hasbro, Inc.	1,300	46,228
Mattel, Inc.	3,300	61,875

TOTAL TOYS/GAMES/HOBBIES		$108,103

TRANSPORTATION – 0.4%
CH Robinson Worldwide, Inc.	1,500	94,020
CSX Corp.	3,800	239,210
Expeditors International Washington, Inc.	2,050	95,510

TOTAL TRANSPORTATION		$428,740

TOTAL COMMON STOCKS (COST $90,474,669)		$110,009,784

WARRANTS – 0.0%

COMPUTERS – 0.0%
*Seagate Technology, Inc.	2,330	0

ELECTRIC UTILITIES – 0.0%
*Calpine Corp.	192	133
*Mirant Corp.	4,169	0

TOTAL WARRANTS (COST $14,286)		133

	Par Value

[6,7]MONEY MARKET FUND – 0.2%
MTB Prime Money Market Fund, Corporate Shares, 2.34%	$223,965	223,965

TOTAL MONEY MARKET FUND (COST $223,965)		$223,965

TOTAL INVESTMENTS – 99.8% (COST $90,712,920)		$110,233,882

OTHER ASSETS LESS LIABILITIES – 0.2%		$172,497

TOTAL NET ASSETS – 100.0%		$110,406,379

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

150

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Stock Fund

At April 30, 2008, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets
Oil & Gas	12.6%
Diversified Financial Services	7.7%
Telecommunications	7.7%
Pharmaceuticals	6.7%
Computers	5.9%
Miscellaneous Manufacturing	5.7%
Retail	5.1%
Health Care – Products	5.0%
Beverages	4.8%
Software	4.3%
Banks	3.6%
Cosmetics/Personal Care	3.2%
Insurance	2.7%
Internet	2.3%
Tobacco	2.1%
Chemicals	2.0%
Oil & Gas Services	2.0%
Semiconductors	1.9%
Machinery	1.8%
Engineering & Construction	1.7%
Aerospace & Defense	1.5%
Media	1.4%
Metals & Mining	1.4%
Road & Rail	1.3%
Health Care Providers & Services	0.9%
Iron / Steel	0.9%
Leisure Time	0.9%
Electrical Components & Equipment	0.8%
Food	0.7%
Electric Utilities	0.4%
Thrifts & Mortgage Finance	0.4%
Home Builders	0.2%
Cash Equivalents[2]	0.1%
Other Assets and Liabilities – Net[3]	0.3%
TOTAL	100%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investment in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Large Cap Stock Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	151

MTB Large Cap Stock Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 99.6%

AEROSPACE & DEFENSE – 1.5%
Lockheed Martin Corp.	20,800	$2,205,632

BANKS – 3.6%
Bank of America Corp.	95,500	3,585,070
Wachovia Corp.	37,500	1,093,125
Wells Fargo & Co.	26,500	788,375

TOTAL BANKS		5,466,570

BEVERAGES – 4.8%
Coca-Cola Co.	65,500	3,855,985
PepsiCo, Inc.	50,500	3,460,765

TOTAL BEVERAGES		7,316,750

CHEMICALS – 2.0%
Potash Corp. of Saskatchewan	5,700	1,056,723
Monsanto Co.	9,700	1,105,994
*The Mosaic Co.	6,800	833,068

TOTAL CHEMICALS		2,995,785

COMPUTERS – 5.9%
*Apple, Inc.	15,500	2,696,225
*EMC Corp.	49,800	766,920
Hewlett-Packard Co.	50,000	2,317,500
International Business Machines Corp.	26,000	3,138,200

TOTAL COMPUTERS		8,918,845

COSMETICS/PERSONAL CARE – 3.2%
Estee Lauder Cos., Inc., Class A	21,700	989,737
Procter & Gamble Co.	58,000	3,888,900

TOTAL COSMETICS/PERSONAL CARE		4,878,637

DIVERSIFIED FINANCIAL SERVICES – 7.7%
CIT Group, Inc.	50,000	544,500
Citigroup, Inc.	95,300	2,408,231
Goldman Sachs Group, Inc.	7,800	1,492,686
*IntercontinentalExchange, Inc.	4,300	667,145
JPMorgan Chase & Co.	55,989	2,667,876
Lehman Brothers Holdings, Inc.	28,000	1,238,720
Merrill Lynch & Co., Inc.	12,000	597,960
Morgan Stanley	43,200	2,099,520

TOTAL DIVERSIFIED FINANCIAL SERVICES		11,716,638

ELECTRIC UTILITIES – 0.4%
*AES Corp.	34,500	598,920

Description	Number of Shares	Market Value

ELECTRICAL COMPONENTS & EQUIPMENT – 0.8%
Emerson Electric Co.	24,000	$1,254,240

ENGINEERING & CONSTRUCTION – 1.7%
*Foster Wheeler Ltd.	18,000	1,146,420
*McDermott International, Inc.	28,000	1,500,240

TOTAL ENGINEERING & CONSTRUCTION		2,646,660

FOOD – 0.7%
Kraft Foods, Inc. Class A	32,000	1,012,160

HEALTH CARE – PRODUCTS –5.0%
*Hologic, Inc.	40,248	1,174,839
*Intuitive Surgical, Inc.	2,000	578,520
Johnson & Johnson	65,500	4,394,395
*Zimmer Holdings, Inc.	19,500	1,446,120

TOTAL HEALTH CARE – PRODUCTS		7,593,874

HEALTH CARE PROVIDERS & SERVICES –0.9%
*Psychiatric Solutions, Inc.	40,000	1,388,400

HOME BUILDERS – 0.2%
Lennar Corp.	15,000	276,300

INSURANCE – 2.7%
American International Group, Inc.	60,000	2,772,000
Lincoln National Corp.	23,600	1,268,736

TOTAL INSURANCE		4,040,736

INTERNET – 2.3%
*Google Inc. Class A	6,000	3,445,740

IRON / STEEL – 0.9%
Cleveland-Cliffs, Inc.	8,800	1,411,520

LEISURE TIME – 0.9%
Carnival Corp.	33,000	1,325,610

MACHINERY – 1.8%
Cummins, Inc.	19,000	1,190,350
Rockwell Automation, Inc.	28,400	1,540,132

TOTAL MACHINERY		2,730,482

MEDIA – 1.4%
*Comcast Corp., Class A	46,500	955,575
News Corp., Inc., Class A	67,013	1,199,533

TOTAL MEDIA		2,155,108

(MTB Large Cap Stock Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

152	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Stock Fund (concluded)

Description	Number of Shares	Market Value

METALS & MINING – 1.4%
Cia Vale do Rio Doce ADR	19,700	$769,876
Precision Castparts Corp.	10,900	1,281,404

TOTAL METALS & MINING		2,051,280

MISCELLANEOUS MANUFACTURING –5.7%
3M Co.	18,800	1,445,720
General Electric Co.	177,000	5,787,900
Harsco Corp.	25,000	1,483,250

TOTAL MISCELLANEOUS MANUFACTURING		8,716,870

OIL & GAS – 12.6%
Chevron Corp.	44,500	4,278,675
ConocoPhillips	42,000	3,618,300
ENSCO International, Inc.	23,500	1,497,655
EOG Resources, Inc.	17,200	2,244,256
Exxon Mobil Corp.	80,000	7,445,600

TOTAL OIL & GAS		19,084,486

OIL & GAS SERVICES – 2.0%
Schlumberger Ltd.	30,500	3,066,775

PHARMACEUTICALS – 6.7%
Abbott Laboratories	26,500	1,397,875
Eli Lilly & Co.	20,000	962,800
*Express Scripts, Inc.	28,000	1,960,560
*Gilead Sciences, Inc.	34,000	1,759,840
Merck & Co., Inc.	18,500	703,740
Pfizer, Inc.	94,857	1,907,574
Wyeth	34,000	1,511,980

TOTAL PHARMACEUTICALS		10,204,369

RETAIL – 5.1%
Abercrombie & Fitch Co.	12,000	891,720
*Coach, Inc.	29,200	1,038,644
Home Depot, Inc.	49,000	1,411,200
Macy’s, Inc.	30,000	758,700
Target Corp.	17,700	940,401
Wal-Mart Stores, Inc.	46,700	2,707,666

TOTAL RETAIL		7,748,331

ROAD & RAIL – 1.3%
Burlington Northern Santa Fe Corp.	18,500	1,897,175

Description	Number of Shares or Par Value	Market Value

SEMICONDUCTORS – 1.9%
Intel Corp.	100,127	$2,228,827
*MEMC Electronic Materials, Inc.	9,500	598,215

TOTAL SEMICONDUCTORS		2,827,042

SOFTWARE – 4.3%
*Allscripts Healthcare Solutions, Inc.	40,000	446,400
*Autodesk, Inc.	18,500	703,000
*Cerner Corp.	21,500	994,805
Microsoft Corp.	155,000	4,420,600

TOTAL SOFTWARE		6,564,805

TELECOMMUNICATIONS – 7.7%
AT&T, Inc.	71,073	2,751,236
*Cisco Systems, Inc.	145,500	3,730,620
Harris Corp.	30,000	1,620,900
QUALCOMM, Inc.	38,300	1,654,177
Verizon Communications, Inc.	49,511	1,905,183

TOTAL TELECOMMUNICATIONS		11,662,116

THRIFTS & MORTGAGE FINANCE –0.4%
Federal National Mortgage Association	23,000	650,900

TOBACCO – 2.1%
Altria Group, Inc.	34,500	690,000
*Philip Morris International, Inc.	49,800	2,541,294

TOTAL TOBACCO		3,231,294

TOTAL COMMON STOCKS (Cost $113,474,968)		151,084,050

[6,7]MONEY MARKET FUND – 0.1%
MTB Prime Money Market Fund, Corporate Shares, 2.34% (COST $158,690)	$158,690	158,690

TOTAL INVESTMENTS – 99.7% (COST $113,633,658)		151,242,740

OTHER ASSETS LESS LIABILITIES – 0.3%		481,832

TOTAL NET ASSETS – 100.0%		$151,724,572

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

153

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Growth Fund

At April 30, 2008, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets
Oil & Gas	13.9%
Retail	9.1%
Health Care — Products	7.8%
Software	7.8%
Computers	7.2%
Internet	5.6%
Telecommunications	5.2%
Diversified Financial Services	4.5%
Beverages	4.4%
Pharmaceuticals	3.8%
Oil & Gas Services	3.4%
Cosmetics/Personal Care	3.3%
Machinery	2.6%
Aerospace & Defense	1.9%
Insurance	1.9%
Semiconductors	1.9%
Health Care Providers & Services	1.6%
Metals & Mining	1.3%
Engineering & Construction	1.2%
Food	1.2%
Electrical Components & Equipment	1.0%
Tobacco	1.0%
Air Freight & Logistics	0.9%
Coal	0.9%
Commercial Services	0.9%
Electric Utilities	0.9%
Banks	0.7%
Biotechnology	0.7%
Chemicals	0.7%
Miscellaneous Manufacturing	0.6%
Thrifts & Mortgage Finance	0.6%
Apparel	0.5%
Home Builders	0.5%
Cash Equivalents[2]	0.7%
Other Assets and Liabilities — Net[3]	(0.2)%
TOTAL	100%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investment in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Large Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

154	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Growth Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 99.5%

AEROSPACE & DEFENSE – 1.9%
Boeing Co.	9,300	$789,198
United Technologies Corp.	8,500	615,995

TOTAL AEROSPACE & DEFENSE		$1,405,193

AIR FREIGHT & LOGISTICS – 0.9%
FedEx Corp.	2,000	191,740
United Parcel Service, Inc.	6,300	456,183

TOTAL AIR FREIGHT & LOGISTICS		$647,923

APPAREL – 0.5%
Nike, Inc., Class B	5,800	387,440

BANKS – 0.7%
Zions Bancorporation	11,800	546,930

BEVERAGES – 4.4%
Anheuser-Busch Cos., Inc.	16,100	792,120
Coca-Cola Co.	12,850	756,480
PepsiCo, Inc.	24,300	1,665,279

TOTAL BEVERAGES		$3,213,879

BIOTECHNOLOGY – 0.7%
*Amgen, Inc.	11,400	477,318

CHEMICALS – 0.7%
Monsanto Co.	1,800	205,236
*The Mosaic Co.	2,700	330,777

TOTAL CHEMICALS		$536,013

COAL – 0.9%
Consol Energy, Inc.	7,800	631,488

COMMERCIAL SERVICES – 0.9%
Ritchie Bros. Auctioneers, Inc.	26,000	652,860

COMPUTERS – 7.2%
*Apple, Inc.	12,000	2,087,400
*Dell, Inc.	19,000	353,970
*EMC Corp.	60,000	924,000
Hewlett-Packard Co.	12,500	579,375
International Business Machines Corp.	10,500	1,267,350

TOTAL COMPUTERS		$5,212,095

COSMETICS/PERSONAL CARE – 3.2%
Avon Products, Inc.	13,500	526,770
Colgate-Palmolive Co.	4,500	318,150
Procter & Gamble Co.	22,700	1,522,035

TOTAL COSMETICS/PERSONAL CARE		$2,366,955

Description	Number of Shares	Market Value

DIVERSIFIED FINANCIAL SERVICES – 4.5%
*Affiliated Managers Group, Inc.	4,500	$447,030
American Express Co.	11,400	547,428
CIT Group, Inc.	45,000	490,050
Goldman Sachs Group, Inc.	5,200	995,124
*IntercontinentalExchange, Inc.	5,100	791,265

TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,270,897

ELECTRIC UTILITIES – 0.9%
*AES Corp.	38,000	659,680

ELECTRICAL COMPONENTS & EQUIPMENT – 1.0%
Emerson Electric Co.	13,700	715,962

ENGINEERING & CONSTRUCTION – 1.2%
*Foster Wheeler Ltd.	7,500	477,675
*McDermott International, Inc.	7,700	412,566

TOTAL ENGINEERING & CONSTRUCTION		$890,241

FOOD – 1.2%
Kraft Foods, Inc. Class A	28,700	907,781

HEALTH CARE – PRODUCTS – 7.8%
Dentsply International, Inc.	12,300	478,101
*Hologic, Inc.	28,600	834,834
*Intuitive Surgical, Inc.	1,400	404,964
Johnson & Johnson	30,900	2,073,081
Medtronic, Inc.	12,300	598,764
*Zimmer Holdings, Inc.	17,800	1,320,048

TOTAL HEALTH CARE – PRODUCTS		$5,709,792

HEALTH CARE PROVIDERS & SERVICES – 1.6%
*Psychiatric Solutions, Inc.	19,400	673,374
UnitedHealth Group, Inc.	14,400	469,872

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,143,246

HOME BUILDERS – 0.5%
*Toll Brothers, Inc.	15,800	357,712

INSURANCE – 1.9%
American International Group, Inc.	13,400	619,080
Lincoln National Corp.	13,800	741,888

TOTAL INSURANCE		$1,360,968

INTERNET – 5.6%	12,400	387,996
*eBay, Inc.
*F5 Networks, Inc.	22,500	509,175
*Google Inc. Class A	4,750	2,727,878
*Yahoo!, Inc.	15,700	430,337

TOTAL INTERNET		$4,055,386

(MTB Large Cap Growth Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	155

MTB Large Cap Growth Fund (concluded)

Description	Number of Shares	Market Value

MACHINERY – 2.6%
Caterpillar, Inc.	6,800	$556,784
Joy Global, Inc.	9,700	720,225
Rockwell Automation, Inc.	12,000	650,760

TOTAL MACHINERY		$1,927,769

METALS & MINING – 1.3%
Cia Vale do Rio Doce ADR	16,000	625,280
Freeport-McMoRan Copper & Gold, Inc.	3,000	341,250

TOTAL METALS & MINING		$966,530

MISCELLANEOUS MANUFACTURING – 0.6%
3M Co.	5,300	407,570

OIL & GAS – 13.9%
Chevron Corp.	9,600	923,040
ConocoPhillips	17,700	1,524,855
Devon Energy Corp.	6,000	680,400
Exxon Mobil Corp.	62,200	5,788,953
Marathon Oil Corp.	6,300	287,091
*Southwestern Energy Co.	16,600	702,346
XTO Energy, Inc.	3,875	239,708

TOTAL OIL & GAS		$10,146,393

OIL & GAS SERVICES – 3.4%
*Cameron International Corp.	4,000	196,920
Schlumberger Ltd.	14,800	1,488,140
Transocean, Inc.	1,500	221,190
*Weatherford International Ltd.	7,000	564,690

TOTAL OIL & GAS SERVICES		$2,470,940

PHARMACEUTICALS – 3.8%
Abbott Laboratories	13,800	727,950
*Express Scripts, Inc.	7,300	511,146
*Gilead Sciences, Inc.	11,000	569,360
Merck & Co., Inc.	6,500	247,260
Schering-Plough Corp.	17,500	322,175
Wyeth	8,200	364,654

TOTAL PHARMACEUTICALS		$2,742,545

RETAIL – 9.1%
Abercrombie & Fitch Co.	7,500	557,325
*Coach, Inc.	23,500	835,895
CVS Caremark Corp.	23,700	956,769
Lowe’s Cos., Inc.	36,700	924,473

Description	Number of Shares	Market Value

Macy’s, Inc.	32,800	$829,512
McDonald’s Corp.	9,800	583,884
Nordstrom, Inc.	24,000	846,240
Target Corp.	5,400	286,902
Wal-Mart Stores, Inc.	13,700	794,326

TOTAL RETAIL		$6,615,326

SEMICONDUCTORS – 1.9%
Intel Corp.	39,200	872,592
*MEMC Electronic Materials, Inc.	8,600	541,542

TOTAL SEMICONDUCTORS		$1,414,134

SOFTWARE – 7.8%
*Cerner Corp.	18,700	865,249
*Citrix Systems, Inc.	28,000	917,000
Microsoft Corp.	102,000	2,909,040
*Oracle Corp.	48,000	1,000,800

TOTAL SOFTWARE		$5,692,089

TELECOMMUNICATIONS – 5.2%
*Cisco Systems, Inc.	94,300	2,417,852
Harris Corp.	11,300	610,539
QUALCOMM, Inc.	16,800	725,592

TOTAL TELECOMMUNICATIONS		$3,753,983

THRIFTS & MORTGAGE FINANCE – 0.6%
Federal National Mortgage Association	16,200	458,460

TOBACCO – 1.0%
*Philip Morris International, Inc.	14,200	724,626

TOTAL COMMON STOCKS (COST $68,681,395)		$72,470,124

	Par Value

[6,7]MONEY MARKET FUND – 0.7%
MTB Money Market Fund, Institutional I Shares, 2.30%	$6,596	6,596
MTB Prime Money Market Fund, Corporate Shares, 2.34%	488,261	488,261

TOTAL MONEY MARKET FUND (COST $494,857)		$494,857

TOTAL INVESTMENTS – 100.2% (COST $69,176,252)		$72,964,981

OTHER ASSETS LESS LIABILITIES – (0.2%)		$(155,849)

TOTAL NET ASSETS – 100.0%		$72,809,132

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

156

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Multi Cap Growth Fund

At April 30, 2008, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets
Oil & Gas	10.8%
Retail	8.9%
Software	8.1%
Health Care — Products	7.2%
Computers	5.2%
Internet	4.6%
Telecommunications	4.3%
Diversified Financial Services	4.1%
Oil & Gas Services	3.8%
Machinery	3.7%
Pharmaceuticals	3.7%
Beverages	2.7%
Commercial Services	2.6%
Semiconductors	2.5%
Cosmetics/Personal Care	2.0%
Health Care Providers & Services	2.0%
Insurance	1.9%
Engineering & Construction	1.8%
Aerospace & Defense	1.4%
Metals & Mining	1.3%
Miscellaneous Manufacturing	1.3%
Biotechnology	1.2%
Coal	1.1%
Mutual Fund	1.1%
Electrical Components & Equipment	0.9%
Iron/Steel	0.9%
Chemicals	0.8%
Food	0.8%
Real Estate Investment Trusts	0.8%
Transportation	0.8%
Banks	0.7%
Electric Utilities	0.6%
Tobacco	0.6%
Air Freight & Logistics	0.5%
Apparel	0.5%
Home Builders	0.5%
Electronics	0.4%
Metal Fabricate/Hardware	0.4%
Thrifts & Mortgage Finance	0.4%
Distribution/Wholesale	0.3%
Environmental Control	0.3%
Hand/Machine Tools	0.2%
Auto Parts & Equipment	0.1%

(MTB Multi Cap Growth Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	157

STOCKS	Percentage of Total Net Assets
Entertainment & Leisure	0.1%
Household Products	0.1%
Toys/Games/Hobbies	0.1%
Advertising	0.0%
Building Materials	0.0%
Energy-Alternate Sources	0.0%
Leisure Time	0.0%
Office/Business Equipment	0.0%
Textiles & Apparel	0.0%
Warrants	0.0%
Cash Equivalents[2]	2.3%
Other Assets and Liabilities — Net[3]	(0.4)%
TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 98.1%

ADVERTISING – 0.0%
*Greenfield Online Inc.	1,000	$11,410

AEROSPACE & DEFENSE – 1.4%
*BE Aerospace, Inc.	400	16,144
Boeing Co.	2,400	203,664
*Orbital Sciences Corp.	900	24,219
*Teledyne Technologies, Inc.	300	17,619
United Technologies Corp.	2,200	159,434

TOTAL AEROSPACE & DEFENSE		$421,080

AIR FREIGHT & LOGISTICS – 0.5%
FedEx Corp.	500	47,935
United Parcel Service, Inc.	1,600	115,856

TOTAL AIR FREIGHT & LOGISTICS		$163,791

APPAREL – 0.5%
*Carter’s, Inc.	500	7,070
Nike, Inc., Class B	1,600	106,880
*Skechers U.S.A Inc. Class A	400	9,460
*Warnaco Group, Inc./The	350	16,149

TOTAL APPAREL		$139,559

AUTO PARTS & EQUIPMENT – 0.1%
Titan International, Inc.	500	17,815

Description	Number of Shares	Market Value

BANKS – 0.7%
Berkshire Hills Bancorp Inc.	325	$8,317
Brookline Bancorp Inc.	800	8,640
Glacier Bancorp Inc.	600	12,348
*Investors Bancorp Inc.	600	8,802
United Financial Bancorp Inc.	800	9,552
Whitney Holding Corp.	500	11,705
Zions Bancorporation	3,000	139,050

TOTAL BANKS		$198,414

BEVERAGES – 2.7%
Anheuser-Busch Cos., Inc.	4,100	201,720
Coca-Cola Co.	3,000	176,610
PepsiCo, Inc.	6,200	424,886

TOTAL BEVERAGES		$803,216

BIOTECHNOLOGY – 1.2%
*Alexion Pharmaceuticals, Inc.	300	21,114
*Amgen, Inc.	3,000	125,609
*Charles River Laboratories International, Inc.	200	11,610
*Illumina, Inc.	350	27,262
*Integra LifeSciences Holdings Corp.	300	12,711
*Invitrogen Corp.	1,100	102,927
*Martek Biosciences Corp	1,372	48,377
*Myriad Genetics, Inc.	300	12,462
*Regeneron Pharmaceuticals, Inc.	400	7,848

TOTAL BIOTECHNOLOGY		$369,920

(MTB Multi Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

158	PORTFOLIOS OF INVESTMENTS

MTB Multi Cap Growth Fund (continued)

Description	Number of Shares	Market Value

BUILDING MATERIALS – 0.0%
Lennox International Inc.	150	$4,971

CHEMICALS – 0.8%
Agrium, Inc.	250	19,750
CF Industries Holdings, Inc.	125	16,713
Monsanto Co.	450	51,309
*The Mosaic Co.	1,300	159,263

TOTAL CHEMICALS		$247,035

COAL – 1.1%
Consol Energy, Inc.	2,000	161,920
*Patriot Coal Corp.	400	26,420
Peabody Energy Corp.	1,800	110,034
Walter Industries Inc.	375	26,010

TOTAL COAL		$324,384

COMMERCIAL SERVICES – 2.6%
Administaff Inc.	500	13,095
*Consolidated Graphics Inc.	325	18,905
DeVry, Inc.	350	19,950
*Hill International, Inc.	2,300	33,235
*Korn/Ferry International	700	13,062
Moody’s Corp.	800	29,568
*Parexel International Corp.	1,200	30,480
Pharmaceutical Product Development, Inc.	3,200	132,544
*Quanta Services, Inc.	4,600	122,084
*Rent-A-Center Inc.	100	2,153
Ritchie Bros. Auctioneers, Inc.	10,650	267,421
Sotheby’s	400	11,080
Strayer Education, Inc.	100	18,569
*Success Factors Inc.	1,800	19,872
*TNS Inc.	800	18,400
*TrueBlue, Inc.	950	12,094
*Wright Express Corp.	600	19,800

TOTAL COMMERCIAL SERVICES		$782,312

COMPUTERS – 5.2%
*Apple, Inc.	3,200	556,640
*Cognizant Technology Solutions Corp.	2,800	90,300
*Data Domain, Inc.	700	15,225
*Dell, Inc.	4,800	89,424
*Electronics for Imaging	1,500	21,630
*EMC Corp.	16,000	246,400
Hewlett-Packard Co.	3,300	152,955
International Business Machines Corp.	2,700	325,890
Seagate Technology	2,899	54,704

TOTAL COMPUTERS		$1,553,168

Description	Number of Shares	Market Value

COSMETICS/PERSONAL CARE – 2.0%
Avon Products, Inc.	3,300	$128,766
Colgate-Palmolive Co.	1,100	77,770
Procter & Gamble Co.	5,800	388,890

TOTAL COSMETICS/PERSONAL CARE		$595,426

DISTRIBUTION/WHOLESALE – 0.3%
Fastenal Co.	1,600	78,096
*Fossil, Inc.	300	10,737
*LKQ Corp.	500	10,880

TOTAL DISTRIBUTION/WHOLESALE		$99,713

DIVERSIFIED FINANCIAL SERVICES – 4.1%
*Affiliated Managers Group, Inc.	2,360	234,442
American Express Co.	2,800	134,456
CIT Group, Inc.	12,900	140,481
Eaton Vance Corp.	2,300	84,180
Goldman Sachs Group, Inc.	1,350	258,350
*Interactive Brokers Group, Inc.	500	15,785
*IntercontinentalExchange, Inc.	1,950	302,542
*Nasdaq Stock Market, Inc.	300	10,935
optionsXpress Holdings, Inc.	700	15,029
*Piper Jaffray Cos.	650	24,219
*Stifel Financial Corp.	300	14,181

TOTAL DIVERSIFIED FINANCIAL SERVICES		$1,234,600

ELECTRIC UTILITIES – 0.6%
*AES Corp.	10,000	173,600

ELECTRICAL COMPONENTS & EQUIPMENT – 0.9%
*American Superconductor Corp.	1,400	35,392
Emerson Electric Co.	3,500	182,910
*Energy Conversion Devices, Inc.	200	6,518
*General Cable Corp.	225	15,075
*Universal Display Corp.	1,500	22,185

TOTAL ELECTRICAL COMPONENTS & EQUIPMENT		$262,080

ELECTRONICS – 0.4%
*Flir Systems, Inc.	1,000	34,330
*Itron, Inc.	300	27,924
*On Track Innovations Ltd.	900	2,610
*OYO Geospace Corp.	300	14,523
*Photon Dynamics, Inc.	2,200	24,354
*Rofin-Sinar Technologies Inc.	300	11,424

TOTAL ELECTRONICS		$115,165

ENERGY-ALTERNATE SOURCES – 0.0%
*JA Solar Holdings Co. Ltd., ADR	350	8,404

(MTB Multi Cap Growth Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	159

MTB Multi Cap Growth Fund (continued)

Description	Number of Shares	Market Value

ENGINEERING & CONSTRUCTION – 1.8%
Chicago Bridge & Iron Co.NV	375	$14,940
*Foster Wheeler Ltd.	3,850	245,207
*McDermott International, Inc.	4,969	266,239

TOTAL ENGINEERING & CONSTRUCTION		$526,386

ENTERTAINMENT & LEISURE – 0.1%
*Bally Technologies, Inc.	325	10,949
*Vail Resorts, Inc.	200	9,766

TOTAL ENTERTAINMENT & LEISURE		$20,715

ENVIRONMENTAL CONTROL – 0.3%
*Clean Harbors Inc.	150	9,896
*Waste Connections, Inc.	2,897	92,906

TOTAL ENVIRONMENTAL CONTROL		$102,802

FOOD – 0.8%
Kraft Foods, Inc. Class A	7,200	227,736

HAND/MACHINE TOOLS – 0.2%
Kennametal, Inc.	2,100	73,017

HEALTH CARE – PRODUCTS – 7.2%
*Angiodynamics, Inc.	600	8,868
*Arthrocare Corp.	200	9,012
*Cepheid, Inc.	1,100	21,527
Dentsply International, Inc.	6,000	233,220
*Gen-Probe, Inc.	1,100	61,996
*Hologic, Inc.	15,060	439,602
*Idexx Laboratories, Inc.	200	10,640
*Intuitive Surgical, Inc.	769	222,441
*Inverness Medical Innovations, Inc.	300	11,100
Johnson & Johnson	8,000	536,720
*Luminex Corp.	1,000	19,510
Medtronic, Inc.	3,200	155,776
*NuVasive, Inc.	200	7,630
*Resmed, Inc.	1,450	62,524
*SonoSite, Inc.	500	15,945
*Zimmer Holdings, Inc.	4,500	333,720

TOTAL HEALTH CARE – PRODUCTS		$2,150,231

HEALTH CARE PROVIDERS & SERVICES – 2.0%
*Amedisys, Inc.	200	10,360
*Covance, Inc.	225	18,853
*Icon Plc. ADR	300	21,600
*Pediatrix Medical Group, Inc.	1,700	115,634
*Psychiatric Solutions, Inc.	9,006	312,598
UnitedHealth Group, Inc.	3,700	120,731

TOTAL HEALTH CARE PROVIDERS & SERVICES		$599,776

Description	Number of Shares	Market Value

HOME BUILDERS – 0.5%
*Champion Enterprises Inc.	1,000	$10,320
*NVR Inc.	15	9,203
*Toll Brothers, Inc.	5,294	119,856

TOTAL HOME BUILDERS		$139,379

HOUSEHOLD PRODUCTS – 0.1%
Tupperware Brands Corp.	500	19,700

INSURANCE – 1.9%
American International Group, Inc.	3,500	161,700
Hanover Insurance Group, Inc.	275	12,342
HCC Insurance Holdings, Inc.	2,966	73,201
Lincoln National Corp.	4,400	236,543
Platinum Underwriters Holdings Ltd.	350	12,555
*ProAssurance Corp.	1,300	68,809

TOTAL INSURANCE		$565,150

INTERNET – 4.6%
*1-800-FLOWERS.COM Inc. Class A	1,100	9,702
*Akamai Technologies, Inc.	500	17,885
*eBay, Inc.	3,400	106,386
*Equinix, Inc.	100	9,042
*F5 Networks, Inc.	8,600	194,618
*Google Inc. Class A	1,200	689,148
*McAfee, Inc.	2,800	93,100
*Mercadolibre, Inc.	375	18,968
*Perfect World Co. ADR	300	8,616
*priceline.com, Inc.	200	25,528
*Shanda Interactive Ent. LTD. ADR	700	24,003
*Sohu.com, Inc.	900	62,217
*Valueclick, Inc.	1,100	21,945
*Yahoo!, Inc.	4,000	109,640

TOTAL INTERNET		$1,390,798

IRON/STEEL – 0.9%
Cleveland-Cliffs, Inc.	850	136,340
Steel Dynamics, Inc.	3,500	121,975

TOTAL IRON/STEEL		$258,315

LEISURE TIME – 0.0%
*WMS Industries, Inc.	400	14,476

MACHINERY – 3.7%
Bucyrus International, Inc.	300	37,779
Caterpillar, Inc.	1,800	147,384
Cognex Corp.	400	10,080
Cummins, Inc.	2,400	150,360
Flowserve Corporation	125	15,511
Graco, Inc.	2,800	115,948

(MTB Multi Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

160	PORTFOLIOS OF INVESTMENTS

MTB Multi Cap Growth Fund (continued)

Description	Number of Shares	Market Value

*Intermec, Inc.	1,000	$21,120
Joy Global, Inc.	4,450	330,413
Rockwell Automation, Inc.	4,700	254,881
Wabtec Corp.	500	21,440

TOTAL MACHINERY		$1,104,916

METAL FABRICATE / HARDWARE – 0.4%
*Haynes International, Inc.	1,975	123,734

METALS & MINING – 1.3%
Cameco Corp.	500	17,495
Cia Vale do Rio Doce ADR	4,700	183,676
Freeport-McMoRan Copper & Gold, Inc.	775	88,156
Precision Castparts Corp.	810	95,224
*Silver Wheaton Corp.	700	9,289

TOTAL METALS & MINING		$393,840

MISCELLANEOUS MANUFACTURING – 1.3%
3M Co.	1,300	99,970
BRINK’S Co.	250	18,188
Freightcar America Inc.	400	15,360
Harsco Corp.	2,969	176,150
*Hexcel Corp.	800	17,904
Koppers Holdings Inc.	600	29,064
Matthews International Corp., Class A	400	19,776

TOTAL MISCELLANEOUS MANUFACTURING		$376,412

MUTUAL FUND – 1.1%
Financial Select Sector SPDR Fund	1,100	29,271
iShares Russell 2000 Growth Index Fund	2,200	168,740
iShares Russell 2000 Index Fund	1,000	71,390
*iShares Russell Midcap Growth Index Fund	300	32,553
Retail Holders Trust	300	28,950

TOTAL MUTUAL FUND		$330,904

OFFICE/BUSINESS EQUIPMENT – 0.0%
Interface Inc.	900	11,556

OIL & GAS – 10.8%
*Arena Resources, Inc.	400	17,960
*Atwood Oceanics, Inc.	175	17,621
Cabot Oil And Gas Corp.	325	18,515
Chevron Corp.	2,400	230,760
*Comstock Resources, Inc.	200	9,098
ConocoPhillips	4,600	396,290
*Denbury Resources, Inc.	3,700	113,072
Devon Energy Corp.	1,550	175,770
Exxon Mobil Corp.	16,000	1,489,119
Marathon Oil Corp.	1,600	72,912
*Newfield Exploration Co.	1,651	100,315

Description	Number of Shares	Market Value

Noble Energy, Inc.	1,335	$116,145
*Parker Drilling Co.	3,200	25,664
*Plains Exploration & Production Co.	200	12,456
Rowan Cos., Inc.	500	19,495
*Southwestern Energy Co.	7,100	300,401
XTO Energy, Inc.	1,910	118,153

TOTAL OIL & GAS		$3,233,746

OIL & GAS SERVICES – 3.8%
*Cameron International Corp.	4,275	210,458
*Cie Generale de Geophysique-Veritas ADR	175	8,787
*FMC Technologies Inc.	1,400	94,080
*Mitcham Industries, Inc.	400	7,480
*National Oilwell Varco, Inc.	880	60,236
Schlumberger Ltd.	3,800	382,090
Transocean, Inc.	400	58,984
*Weatherford International Ltd.	3,810	307,353

TOTAL OIL & GAS SERVICES		$1,129,468

PHARMACEUTICALS – 3.7%
Abbott Laboratories	3,500	184,625
*BioMarin Pharmaceutical, Inc.	800	29,168
*Cephalon Inc	800	49,928
*Express Scripts, Inc.	3,500	245,070
*Gilead Sciences, Inc.	2,900	150,104
*Indevus Pharmaceuticals, Inc.	1,930	9,283
*Medicines Co.	900	17,775
Merck & Co., Inc.	1,700	64,668
*OSI Pharmaceuticals, Inc.	400	13,860
Perrigo Co.	3,524	144,449
Schering-Plough Corp.	4,400	81,004
*United Therapeutics Corp.	250	21,125
*Valeant Pharmaceuticals International	600	7,968
Wyeth	2,100	93,387
*XenoPort Inc.	150	6,417

TOTAL PHARMACEUTICALS		$1,118,831

REAL ESTATE INVESTMENT TRUSTS – 0.8%
Alexandria Real Estate Equities, Inc.	350	36,761
CapitalSource Inc.	3,544	49,793
Digital Realty Trust, Inc.	750	29,063
HCP Inc.	400	14,280
Nationwide Health Properties, Inc.	500	18,010
Prologis	1,300	81,392

TOTAL REAL ESTATE INVESTMENT TRUSTS		$229,299

RETAIL – 8.9%
Abercrombie & Fitch Co.	3,500	260,085
*Aeropostale, Inc.	400	12,716

(MTB Multi Cap Growth Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	161

MTB Multi Cap Growth Fund (continued)

Description	Number of Shares	Market Value

American Eagle Outfitters, Inc.	4,191	$76,989
*AutoNation, Inc.	600	9,606
Brinker International, Inc.	2,391	54,252
Brown Shoe Co, Inc.	450	7,506
Burger King Holdings Inc.	650	18,135
*Chipotle Mexican Grill, Inc.	225	22,079
*Coach, Inc.	8,800	313,015
CVS Caremark Corp.	6,000	242,220
*Dress Barn Inc.	700	9,422
*GameStop Corp. Class A	3,100	170,624
*Gymboree Corp.	275	11,886
*J. Crew Group, Inc.	300	14,250
*Jack in the Box, Inc.	350	9,363
Lowe’s Cos., Inc.	9,400	236,786
*Lululemon Athletica, Inc.	300	9,357
Macy’s, Inc.	8,500	214,965
McDonald’s Corp.	2,500	148,950
Men’s Wearhouse, Inc.	300	7,989
Nordstrom, Inc.	8,000	282,079
Phillips-Van Heusen Corp.	200	8,442
Ross Stores, Inc.	1,900	63,631
Target Corp.	1,400	74,382
*Titan Machinery Inc.	900	16,389
TJX Cos., Inc.	1,200	38,664
*Urban Outfitters, Inc.	2,650	90,763
Wal-Mart Stores, Inc.	3,500	202,930
Williams-Sonoma, Inc.	1,800	47,520

TOTAL RETAIL		$2,674,995

SEMICONDUCTORS – 2.5%
*Diodes, Inc.	350	9,464
*Formfactor, Inc.	550	10,599
Intel Corp.	10,300	229,278
Intersil Holding Corp.	450	12,024
*MEMC Electronic Materials, Inc.	4,150	261,325
Microchip Technology, Inc.	1,400	51,450
*Microsemi Corp.	1,500	36,750
*ON Semiconductor Corp.	3,700	27,639
*PMC-Sierra, Inc.	12,400	96,348
*Rubicon Technology, Inc.	500	11,030
*Tessera Technologies, Inc.	500	10,120

TOTAL SEMICONDUCTORS		$756,027

SOFTWARE – 8.1%
*Activision, Inc.	5,410	146,341
*Allscripts Healthcare Solutions, Inc.	4,900	54,684
*Ansys, Inc.	4,200	168,966
*Autodesk, Inc.	2,400	91,200

Description	Number of Shares	Market Value

Broadridge Financial Solutions, Inc.	2,600	$48,412
*Cerner Corp.	6,933	320,790
*Citrix Systems, Inc.	10,400	340,600
*Concur Technologies, Inc.	300	9,942
Fidelity National Information Services, Inc.	797	28,740
IMS Health, Inc.	1,200	29,700
*Informatica Corp.	1,350	21,546
*Intuit, Inc.	1,200	32,364
Microsoft Corp.	27,000	770,039
*Nuance Communications, Inc.	1,500	30,420
*Omnicell, Inc.	1,100	13,222
*Omniture, Inc.	600	13,692
*Oracle Corp.	12,300	256,455
*Phase Forward, Inc.	700	12,880
*Salesforce.com, Inc.	200	13,346
*THQ, Inc.	600	12,768

TOTAL SOFTWARE		$2,416,107

TELECOMMUNICATIONS – 4.3%
Adtran, Inc.	2,650	62,699
*Ciena Corp.	250	8,453
*Cisco Systems, Inc.	24,000	615,359
*Comtech Telecommunications Corp.	300	11,619
*Foundry Networks, Inc.	1,200	15,276
Harris Corp.	5,811	313,968
*JDS Uniphase Corp.	1,100	15,741
*Netgear, Inc.	300	4,863
QUALCOMM, Inc.	4,300	185,717
*RF Micro Devices, Inc.	12,116	40,831
*Sierra Wireless, Inc.	350	6,563

TOTAL TELECOMMUNICATIONS		$1,281,089

TEXTILES & APPAREL – 0.0%
*Deckers Outdoor Corp.	95	13,117

THRIFTS & MORTGAGE FINANCE – 0.4%
Federal National Mortgage Association	4,200	118,860

TOBACCO – 0.6%
*Philip Morris International, Inc.	3,600	183,708

TOYS/GAMES/HOBBIES – 0.1%
*Jakks Pacific Inc.	625	14,681
*Marvel Entertainment, Inc.	700	20,083

TOTAL TOYS/GAMES/HOBBIES		$34,764

TRANSPORTATION – 0.8%
CH Robinson Worldwide, Inc.	1,275	79,917
DryShips, Inc.	250	20,625
Expeditors International Washington, Inc.	2,900	135,111
*Hub Group, Inc., Class A	250	8,173

(MTB Multi Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

162	PORTFOLIOS OF INVESTMENTS

MTB Multi Cap Growth Fund (concluded)

Description	Number of Shares	Market Value

*Kansas City Southern Industries, Inc.	200	$9,016

TOTAL TRANSPORTATION		$252,842

TOTAL COMMON STOCKS (COST $26,939,990)		$29,398,759

WARRANTS – 0.0%

BIOTECHNOLOGY – 0.0%
*CALYPTE BIOMEDICAL CORP. (COST $0)	488,542	$0

Description	Par Value	Market Value

[6,7]MONEY MARKET FUND – 2.3%
MTB Money Market Fund, Institutional I Shares, 2.30%	$27,182	$27,182
MTB Prime Money Market Fund, Corporate Shares, 2.34%	666,533	666,533

TOTAL MONEY MARKET FUND (COST $693,715)		$693,715

TOTAL INVESTMENTS – 100.4% (COST $27,633,705)		$30,092,474

OTHER ASSETS LESS LIABILITIES – (0.4%)		$(120,877)

TOTAL NET ASSETS – 100.0%		$29,971,597

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

163

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Mid Cap Stock Fund

At April 30, 2008, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets
Insurance	7.8%
Retail	6.5%
Oil & Gas	5.9%
Software	4.9%
Electric Utilities	4.4%
Chemicals	4.2%
Machinery	4.2%
Miscellaneous Manufacturing	4.2%
Computers	4.1%
Oil & Gas Services	3.1%
Health Care — Products	3.0%
Iron/Steel	2.9%
Diversified Financial Services	2.7%
Banks	2.6%
Commercial Services	2.6%
Pharmaceuticals	2.5%
Real Estate Investment Trusts	2.4%
Semiconductors	2.2%
Food	2.0%
Telecommunications	1.9%
Engineering & Construction	1.7%
Metals & Mining	1.7%
Transportation	1.7%
Health Care Providers & Services	1.6%
Auto Parts & Equipment	1.4%
Biotechnology	1.1%
Home Furnishings	1.1%
Internet	1.1%
Forest Products & Paper	1.0%
Media	1.0%
Distribution/Wholesale	0.9%
Electronics	0.9%
Hand/Machine Tools	0.9%
Office/Business Equipment	0.9%
Toys/Games/Hobbies	0.9%
Coal	0.8%
Leisure Time	0.8%
Beverages	0.7%
Metal Fabricate/Hardware	0.6%
Building Materials	0.5%
Environmental Control	0.5%
Gas Utilities	0.4%

(MTB Mid Cap Stock Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

164	PORTFOLIOS OF INVESTMENTS

STOCKS	Percentage of Total Net Assets
Aerospace & Defense	0.3%
Home Builders	0.3%
Mutual Fund	0.3%
Airlines	0.2%
Household Products	0.2%
Cash Equivalents[2]	1.8%
Other Assets and Liabilities — Net[3]	0.6%
TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 97.6%

AEROSPACE & DEFENSE – 0.3%
Goodrich Corp.	4,800	$327,120

AIRLINES – 0.2%
*Alaska Air Group, Inc.	9,300	199,764
*ExpressJet Holdings, Inc.	4,100	12,423

TOTAL AIRLINES		$212,187

AUTO PARTS & EQUIPMENT – 1.4%
Autoliv, Inc.	16,600	1,016,584
Cooper Tire & Rubber Co.	17,400	228,636
*Goodyear Tire & Rubber Co.	10,400	278,512

TOTAL AUTO PARTS & EQUIPMENT		$1,523,732

BANKS – 2.6%
Banco Latinoamericano de Exportaciones, SA, Class E (Panama)	26,400	496,320
Comerica, Inc.	25,000	868,250
Huntington Bancshares, Inc.	26,300	246,957
Keycorp	23,300	562,229
Popular, Inc.	16,500	205,755
UnionBanCal Corp.	10,300	540,853

TOTAL BANKS		$2,920,364

BEVERAGES – 0.7%
Pepsi Bottling Group, Inc.	21,800	734,878

BIOTECHNOLOGY – 1.1%
*Invitrogen Corp.	9,400	879,558
*Martek Biosciences Corp	10,700	377,282

TOTAL BIOTECHNOLOGY		$1,256,840

BUILDING MATERIALS – 0.5%
Masco Corp.	31,200	568,152

Description	Number of Shares	Market Value

CHEMICALS – 4.2%
Chemtura Corp.	46,000	$318,320
Eastman Chemical Co.	15,400	1,131,900
PPG Industries, Inc.	15,600	957,372
RPM International, Inc.	28,700	640,010
Sherwin-Williams Co.	9,700	536,604
Spartech Corp.	16,800	150,192
*The Mosaic Co.	5,700	698,307
Valspar Corp.	10,400	228,592

TOTAL CHEMICALS		$4,661,297

COAL – 0.8%
Peabody Energy Corp.	13,900	849,707

COMMERCIAL SERVICES – 2.6%
Kelly Services, Inc. Class A	16,200	360,450
Moody’s Corp.	6,100	225,456
Pharmaceutical Product Development, Inc.	22,300	923,666
*Quanta Services, Inc.	30,500	809,470
Ritchie Bros. Auctioneers, Inc.	23,600	592,596
*TravelCenters of America LLC	2,470	7,978

TOTAL COMMERCIAL SERVICES		$2,919,616

COMPUTERS – 4.1%
*Cognizant Technology Solutions Corp.	16,800	541,800
*Computer Sciences Corp.	24,608	1,072,663
*Electronics for Imaging	11,600	167,272
*Lexmark International, Inc., Class A	13,800	433,182
Seagate Technology	57,900	1,092,573
*Sun Microsystems, Inc.	36,900	577,854
*Western Digital Corp.	22,600	655,174

TOTAL COMPUTERS		$4,540,518

(MTB Mid Cap Stock Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	165

MTB Mid Cap Stock Fund (continued)

Description	Number of Shares	Market Value

DISTRIBUTION/WHOLESALE – 0.9%
Fastenal Co.	12,900	$629,649
*Ingram Micro, Inc. Class A	21,700	369,117

TOTAL DISTRIBUTION/WHOLESALE		$998,766

DIVERSIFIED FINANCIAL SERVICES – 2.7%
*Affiliated Managers Group, Inc.	9,100	903,994
*AmeriCredit Corp.	17,200	240,112
CIT Group, Inc.	24,000	261,360
Eaton Vance Corp.	17,600	644,160
*IntercontinentalExchange, Inc.	4,850	752,478
*Piper Jaffray Cos.	5,000	186,300

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,988,404

ELECTRIC UTILITIES – 4.4%
Alliant Energy Corp.	24,600	926,682
American Electric Power Co., Inc.	14,700	656,061
Edison International	5,500	286,935
Pinnacle West Capital Corp.	18,700	634,678
PNM Resources, Inc.	15,600	226,044
Puget Energy, Inc.	33,600	914,256
TECO Energy, Inc.	23,700	379,437
Xcel Energy, Inc.	40,700	846,560

TOTAL ELECTRIC UTILITIES		$4,870,653

ELECTRONICS – 0.9%
*Cymer, Inc.	8,600	223,514
*Sanmina-SCI Corp.	101,700	157,635
Technitrol, Inc.	13,500	283,500
*Vishay Intertechnology, Inc.	37,900	358,155

TOTAL ELECTRONICS		$1,022,804

ENGINEERING & CONSTRUCTION – 1.7%
*Foster Wheeler Ltd.	15,200	968,088
*McDermott International, Inc.	16,500	884,070

TOTAL ENGINEERING & CONSTRUCTION		$1,852,158

ENVIRONMENTAL CONTROL – 0.5%
*Waste Connections, Inc.	17,500	561,225

FOOD – 2.0%
Del Monte Foods Co.	54,700	493,394
Sanderson Farms, Inc.	11,400	475,038
Seaboard Corp.	200	336,000
SUPERVALU, Inc.	28,642	948,050

TOTAL FOOD		$2,252,482

FOREST PRODUCTS & PAPER – 1.0%
International Paper Co.	27,900	730,143
MeadWestvaco Corp.	2,500	65,750

Description	Number of Shares	Market Value

Potlatch Corp.	8,300	$371,923

TOTAL FOREST PRODUCTS & PAPER		$1,167,816

GAS UTILITIES – 0.4%
WGL Holdings, Inc.	14,900	488,720

HAND/MACHINE TOOLS – 0.9%
Black & Decker Corp.	6,700	439,721
Kennametal, Inc.	17,000	591,090

TOTAL HAND/MACHINE TOOLS		$1,030,811

HEALTH CARE – PRODUCTS – 3.0%
Dentsply International, Inc.	18,500	719,095
*Gen-Probe, Inc.	8,400	473,424
*Hologic, Inc.	37,728	1,101,280
*Intuitive Surgical, Inc.	2,500	723,150
*Resmed, Inc.	8,200	353,584

TOTAL HEALTH CARE – PRODUCTS		$3,370,533

HEALTH CARE PROVIDERS & SERVICES – 1.6%
*Pediatrix Medical Group, Inc.	11,300	768,626
*Psychiatric Solutions, Inc.	21,200	735,852
Universal Health Services, Inc. Class B	5,000	313,200

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,817,678

HOME BUILDERS – 0.3%
Beazer Homes USA, Inc.	7,800	86,346
*Toll Brothers, Inc.	10,350	234,324

TOTAL HOME BUILDERS		$320,670

HOME FURNISHINGS – 1.1%
American Woodmark Corp.	13,200	249,084
Ethan Allen Interiors, Inc.	9,800	269,206
Whirlpool Corp.	9,600	698,688

TOTAL HOME FURNISHINGS		$1,216,978

HOUSEHOLD PRODUCTS – 0.2%
Blyth, Inc.	12,700	213,868

INSURANCE – 7.8%
Aspen Insurance Holdings Ltd.	17,300	449,627
Assurant, Inc.	9,300	604,500
Cigna Corp.	8,100	345,951
Cincinnati Financial Corp.	24,465	878,294
Everest Re Group Ltd.	5,200	469,820
Genworth Financial, Inc., Class A	23,900	551,134
HCC Insurance Holdings, Inc.	22,800	562,704
Lincoln National Corp.	20,300	1,091,328
Loews Corp.	5,200	218,972
Nationwide Financial Services, Inc. Class A	24,000	1,202,879
*ProAssurance Corp.	10,400	550,472

(MTB Mid Cap Stock Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

166	PORTFOLIOS OF INVESTMENTS

MTB Mid Cap Stock Fund (continued)

Description	Number of Shares	Market Value

Safeco Corp.	16,400	$1,094,536
Unitrin, Inc.	13,200	500,808
XL Capital Ltd., Class A	6,300	219,807

TOTAL INSURANCE		$8,740,832

INTERNET – 1.1%
*F5 Networks, Inc.	16,800	380,184
*McAfee, Inc.	21,000	698,250
*Valueclick, Inc.	5,000	99,750

TOTAL INTERNET		$1,178,184

IRON/STEEL – 2.9%
Cleveland-Cliffs, Inc.	6,500	1,042,600
Nucor Corp.	9,200	694,600
Steel Dynamics, Inc.	24,800	864,280
United States Steel Corp.	4,000	615,800

TOTAL IRON/STEEL		$3,217,280

LEISURE TIME – 0.8%
Brunswick Corp.	13,900	231,852
Harley-Davidson, Inc.	16,900	646,425

TOTAL LEISURE TIME		$878,277

MACHINERY – 4.2%
Cummins, Inc.	24,800	1,553,720
Graco, Inc.	21,100	873,751
Joy Global, Inc.	14,650	1,087,763
NACCO Industries, Inc. Class A	6,000	539,400
Rockwell Automation, Inc.	11,800	639,914

TOTAL MACHINERY		$4,694,548

MEDIA – 1.0%
CBS Corp.	17,700	408,339
Gannett Co., Inc.	7,500	214,650
*Scholastic Corp.	16,600	467,290
Westwood One, Inc.	38,800	64,796

TOTAL MEDIA		$1,155,075

METAL FABRICATE/HARDWARE – 0.6%
*Haynes International, Inc.	10,200	639,030

METALS & MINING – 1.7%
Freeport-McMoRan Copper & Gold, Inc.	10,100	1,148,875
Precision Castparts Corp.	6,100	717,116

TOTAL METALS & MINING		$1,865,991

MISCELLANEOUS MANUFACTURING – 4.2%
Crane Co.	17,500	716,450
Eastman Kodak Co.	20,700	370,323
*EnPro Industries, Inc.	11,700	424,710

Description	Number of Shares	Market Value

Harsco Corp.	18,300	$1,085,739
Leggett & Platt, Inc.	25,300	419,980
Parker-Hannifin Corp.	14,850	1,185,773
Tredegar Corp.	28,500	465,690

TOTAL MISCELLANEOUS MANUFACTURING		$4,668,665

MUTUAL FUND – 0.3%
*iShares Russell Midcap Growth Index Fund	2,600	282,126

OFFICE/BUSINESS EQUIPMENT – 0.9%
Steelcase, Inc. Class A	43,700	484,196
Xerox Corp.	40,000	558,800

TOTAL OFFICE/BUSINESS EQUIPMENT		$1,042,996

OIL & GAS – 5.9%
*Denbury Resources, Inc.	27,900	852,624
Marathon Oil Corp.	19,200	874,944
*Newfield Exploration Co.	10,000	607,600
Noble Energy, Inc.	10,800	939,600
Patterson-UTI Energy, Inc.	42,100	1,176,273
*Southwestern Energy Co.	22,000	930,820
Sunoco, Inc.	15,800	733,278
XTO Energy, Inc.	6,982	431,907

TOTAL OIL & GAS		$6,547,046

OIL & GAS SERVICES – 3.1%
*Cameron International Corp.	20,800	1,023,984
*FMC Technologies Inc.	10,700	719,040
*National Oilwell Varco, Inc.	6,971	477,165
*Weatherford International Ltd.	15,900	1,282,653

TOTAL OIL & GAS SERVICES		$3,502,842

PHARMACEUTICALS – 2.5%
*Cephalon Inc	5,800	361,978
*Express Scripts, Inc.	12,200	854,244
*Forest Laboratories, Inc.	12,700	440,817
Mylan Laboratories, Inc.	14,500	190,965
Perrigo Co.	23,000	942,770

TOTAL PHARMACEUTICALS		$2,790,774

REAL ESTATE INVESTMENT TRUSTS – 2.4%
Annaly Capital Management, Inc.	23,000	385,480
CapitalSource Inc.	25,413	357,053
FelCor Lodging Trust, Inc.	35,300	444,427
Hospitality Properties Trust	24,700	793,611
Prologis	10,800	676,188

TOTAL REAL ESTATE INVESTMENT TRUSTS		$2,656,759

RETAIL – 6.5%
Abercrombie & Fitch Co.	12,400	921,444

(MTB Mid Cap Stock Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	167

MTB Mid Cap Stock Fund (concluded)

Description	Number of Shares	Market Value

American Eagle Outfitters, Inc.	31,750	$583,248
Brinker International, Inc.	41,900	950,710
*Coach, Inc.	21,400	761,198
Darden Restaurants, Inc.	8,700	309,546
*GameStop Corp. Class A	20,000	1,100,799
JC Penney Co., Inc.	5,600	238,000
Jones Apparel Group, Inc.	17,200	272,276
Nordstrom, Inc.	14,200	500,692
Ross Stores, Inc.	10,450	349,971
TJX Cos., Inc.	9,100	293,202
*Urban Outfitters, Inc.	18,100	619,925
Williams-Sonoma, Inc.	14,500	382,800

TOTAL RETAIL		$7,283,811

SEMICONDUCTORS – 2.2%
*MEMC Electronic Materials, Inc.	11,900	749,343
Microchip Technology, Inc.	11,000	404,250
*MKS Instruments, Inc.	16,400	374,740
*Novellus Systems, Inc.	17,700	386,922
*PMC-Sierra, Inc.	71,900	558,663

TOTAL SEMICONDUCTORS		$2,473,918

SOFTWARE – 4.9%
*Activision, Inc.	35,500	960,275
*Allscripts Healthcare Solutions, Inc.	29,500	329,220
*Ansys, Inc.	26,400	1,062,072
*Autodesk, Inc.	19,100	725,800
Broadridge Financial Solutions, Inc.	20,600	383,572
*Cerner Corp.	14,000	647,780
*Citrix Systems, Inc.	20,800	681,200
Fidelity National Information Services, Inc.	6,544	235,977
IMS Health, Inc.	9,900	245,025
*Intuit, Inc.	8,700	234,639

TOTAL SOFTWARE		$5,505,560

Description	Number of Shares	Market Value

TELECOMMUNICATIONS – 1.9%
Adtran, Inc.	16,200	$383,292
CenturyTel, Inc.	14,900	483,505
*CommScope, Inc.	1,145	54,445
Harris Corp.	18,800	1,015,764
*RF Micro Devices, Inc.	65,000	219,050

TOTAL TELECOMMUNICATIONS		$2,156,056

TOYS/GAMES/HOBBIES – 0.9%
Hasbro, Inc.	28,900	1,027,684

TRANSPORTATION – 1.7%
CH Robinson Worldwide, Inc.	8,400	526,512
Expeditors International Washington, Inc.	22,600	1,052,934
*YRC Worldwide, Inc.	18,500	300,625

TOTAL TRANSPORTATION		$1,880,071

TOTAL COMMON STOCKS (COST $102,340,115)		$108,875,502

	Par Value

[6,7]MONEY MARKET FUND – 1.8%
MTB Prime Money Market Fund, Corporate Shares, 2.34%

TOTAL MONEY MARKET FUND (COST $1,971,900)	$1,971,900	$1,971,900

TOTAL INVESTMENTS – 99.4% (COST $104,312,015)		$110,847,402

OTHER ASSETS LESS LIABILITIES – 0.6%		$655,227

TOTAL NET ASSETS – 100.0%		$111,502,629

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

168

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Mid Cap Growth Fund

At April 30, 2008, the Fund’s sector classifications1 were as follows:

Stocks	Percentage of Total Net Assets
Retail	10.2%
Software	9.5%
Machinery	6.5%
Oil & Gas	6.5%
Oil & Gas Services	6.0%
Health Care – Products	5.8%
Commercial Services	4.4%
Diversified Financial Services	4.1%
Pharmaceuticals	3.6%
Iron/Steel	3.3%
Engineering & Construction	3.2%
Semiconductors	2.9%
Telecommunications	2.8%
Transportation	2.7%
Health Care Providers & Services	2.6%
Insurance	2.5%
Biotechnology	2.1%
Internet	2.0%
Computers	1.9%
Miscellaneous Manufacturing	1.9%
Real Estate Investment Trusts	1.8%
Coal	1.5%
Chemicals	1.2%
Metals & Mining	1.2%
Mutual Fund	1.2%
Metal Fabricate/Hardware	1.1%
Distribution/Wholesale	0.9%
Environmental Control	0.9%
Hand/Machine Tools	0.9%
Home Builders	0.3%
Banks	0.0%
Cash Equivalents[2]	4.2%
Other Assets and Liabilities — Net[3]	0.3%
TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Mid Cap Growth Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	169

MTB Mid Cap Growth Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 95.5%

BIOTECHNOLOGY – 2.1%
*Invitrogen Corp.	11,708	$1,095,518
*Martek Biosciences Corp	13,300	468,958

TOTAL BIOTECHNOLOGY		$1,564,476

CHEMICALS – 1.2%
*The Mosaic Co.	7,500	918,825

COAL – 1.5%
Peabody Energy Corp.	18,000	1,100,340

COMMERCIAL SERVICES – 4.4%
Moody’s Corp.	7,600	280,896
Pharmaceutical Product Development, Inc.	29,000	1,201,180
*Quanta Services, Inc.	39,700	1,053,638
Ritchie Bros. Auctioneers, Inc.	31,300	785,943

TOTAL COMMERCIAL SERVICES		$3,321,657

COMPUTERS – 1.9%
*Cognizant Technology Solutions Corp.	21,776	702,276
*Electronics for Imaging	15,395	221,996
Seagate Technology	28,100	530,247

TOTAL COMPUTERS		$1,454,519

DISTRIBUTION/WHOLESALE – 0.9%
Fastenal Co.	14,506	708,038

DIVERSIFIED FINANCIAL SERVICES – 4.1%
*Affiliated Managers Group, Inc.	11,438	1,136,250
Eaton Vance Corp.	20,100	735,660
*IntercontinentalExchange, Inc.	6,150	954,173
*Piper Jaffray Cos.	6,550	244,053

TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,070,136

ENGINEERING & CONSTRUCTION – 3.2%
*Foster Wheeler Ltd.	20,100	1,280,169
*McDermott International, Inc.	21,925	1,174,742

TOTAL ENGINEERING & CONSTRUCTION		$2,454,911

ENVIRONMENTAL CONTROL – 0.9%
*Waste Connections, Inc.	22,300	715,161

HAND/MACHINE TOOLS – 0.9%
Kennametal, Inc.	18,900	657,153

HEALTH CARE – PRODUCTS – 5.8%
Dentsply International, Inc.	24,414	948,972
*Gen-Probe, Inc.	10,300	580,508
*Hologic, Inc.	49,228	1,436,966

Description	Number of Shares	Market Value

*Intuitive Surgical, Inc.	3,250	$940,095
*Resmed, Inc.	10,800	465,696

TOTAL HEALTH CARE – PRODUCTS		$4,372,237

HEALTH CARE PROVIDERS & SERVICES – 2.6%
*Pediatrix Medical Group, Inc.	14,500	986,290
*Psychiatric Solutions, Inc.	28,200	978,822

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,965,112

HOME BUILDERS – 0.3%
*Toll Brothers, Inc.	11,500	260,360

INSURANCE – 2.5%
HCC Insurance Holdings, Inc.	29,250	721,890
Lincoln National Corp.	9,238	496,635
*ProAssurance Corp.	12,300	651,039

TOTAL INSURANCE		$1,869,564

INTERNET – 2.0%
*F5 Networks, Inc.	21,700	491,071
*McAfee, Inc.	27,900	927,675
*Valueclick, Inc.	5,200	103,740

TOTAL INTERNET		$1,522,486

IRON/STEEL – 3.3%
Cleveland-Cliffs, Inc.	8,600	1,379,440
Steel Dynamics, Inc.	32,400	1,129,140

TOTAL IRON/STEEL		$2,508,580

MACHINERY – 6.5%
Cummins, Inc.	24,100	1,509,865
Graco, Inc.	27,861	1,153,724
Joy Global, Inc.	19,300	1,433,025
Rockwell Automation, Inc.	15,714	852,170

TOTAL MACHINERY		$4,948,784

METAL FABRICATE/HARDWARE – 1.1%
*Haynes International, Inc.	13,500	845,775

METALS & MINING – 1.2%
Precision Castparts Corp.	7,900	928,724

MISCELLANEOUS MANUFACTURING – 1.9%
Harsco Corp.	24,025	1,425,403

MUTUAL FUND – 1.2%
*iShares Russell Midcap Growth Index Fund	5,200	564,252
iShares S&P Midcap 400 Growth Index Fund	4,200	369,936

TOTAL MUTUAL FUND		$934,188

(MTB Mid Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

170	PORTFOLIOS OF INVESTMENTS

MTB Mid Cap Growth Fund (concluded)

Description	Number of Shares	Market Value

OIL & GAS – 6.5%
*Denbury Resources, Inc.	36,434	$1,113,423
*Newfield Exploration Co.	12,800	777,728
Noble Energy, Inc.	14,100	1,226,700
*Southwestern Energy Co.	29,154	1,233,506
XTO Energy, Inc.	9,200	569,112

TOTAL OIL & GAS		$4,920,469

OIL & GAS SERVICES – 6.0%
*Cameron International Corp.	27,100	1,334,133
*FMC Technologies Inc.	14,200	954,240
*National Oilwell Varco, Inc.	8,996	615,776
*Weatherford International Ltd.	20,400	1,645,668

TOTAL OIL & GAS SERVICES		$4,549,817

PHARMACEUTICALS – 3.6%
*Cephalon Inc	7,493	467,638
*Express Scripts, Inc.	16,226	1,136,145
Perrigo Co.	28,100	1,151,819

TOTAL PHARMACEUTICALS		$2,755,602

REAL ESTATE INVESTMENT TRUSTS – 1.8%
CapitalSource Inc.	31,277	439,442
Prologis	14,100	882,801

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,322,243

RETAIL – 10.2%
Abercrombie & Fitch Co.	16,300	1,211,253
American Eagle Outfitters, Inc.	42,658	783,627
Brinker International, Inc.	21,300	483,297
*Coach, Inc.	28,300	1,006,631
*GameStop Corp. Class A	26,244	1,444,469
Nordstrom, Inc.	18,885	665,885
Ross Stores, Inc.	13,800	462,162
TJX Cos., Inc.	12,000	386,640
*Urban Outfitters, Inc.	23,100	791,175
Williams-Sonoma, Inc.	17,752	468,653

TOTAL RETAIL		$7,703,792

SEMICONDUCTORS – 2.9%
*MEMC Electronic Materials, Inc.	15,763	992,596
Microchip Technology, Inc.	13,400	492,450
*PMC-Sierra, Inc.	93,900	729,603

TOTAL SEMICONDUCTORS		$2,214,649

Description	Number of Shares	Market Value

SOFTWARE – 9.4%
*Activision, Inc.	47,000	$1,271,350
*Allscripts Healthcare Solutions, Inc.	38,400	428,544
*Ansys, Inc.	34,732	1,397,269
*Autodesk, Inc.	24,757	940,766
Broadridge Financial Solutions, Inc.	25,700	478,534
*Cerner Corp.	18,530	857,383
*Citrix Systems, Inc.	27,600	903,900
Fidelity National Information Services, Inc.	8,133	293,276
IMS Health, Inc.	10,731	265,592
*Intuit, Inc.	9,200	248,124

TOTAL SOFTWARE		$7,084,738

TELECOMMUNICATIONS – 2.8%
Adtran, Inc.	20,200	477,932
Harris Corp.	25,800	1,393,974
*RF Micro Devices, Inc.	84,800	285,776

TOTAL TELECOMMUNICATIONS		$2,157,682

TRANSPORTATION – 2.7%
CH Robinson Worldwide, Inc.	11,142	698,381
Expeditors International Washington, Inc.	29,688	1,383,163

TOTAL TRANSPORTATION		$2,081,544

TOTAL COMMON STOCKS (COST $59,297,214)		$72,336,965

WARRANTS – 0.0%

BANKS – 0.0%
*Washington Mutual, Inc. (COST $0)	9,300	2,976

	Par Value

[6,7]MONEY MARKET FUND – 4.2%
MTB Money Market Fund, Institutional I Shares, 2.30%	$635,252	635,252
MTB Prime Money Market Fund, Corporate Shares, 2.34%	2,523,451	2,523,451

TOTAL MONEY MARKET FUND (COST $3,158,703)		$3,158,703

TOTAL INVESTMENTS – 99.7% (COST $62,455,917)		$75,498,644

OTHER ASSETS LESS LIABILITIES – 0.3%		$240,628

TOTAL NET ASSETS – 100.0%		$75,739,272

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

171

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Small Cap Stock Fund

At April 30, 2008, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets
Commercial Services	9.3%
Banks	5.8%
Insurance	5.8%
Retail	5.7%
Semiconductors	4.8%
Oil & Gas	4.3%
Health Care Providers & Services	4.0%
Chemicals	3.6%
Oil & Gas Services	3.6%
Software	3.4%
Internet	3.0%
Computers	2.6%
Biotechnology	2.5%
Auto Parts & Equipment	2.4%
Pharmaceuticals	2.1%
Real Estate Investment Trusts	2.0%
Road & Rail	2.0%
Electrical Components & Equipment	1.6%
Media	1.6%
Diversified Financial Services	1.5%
Electronics	1.5%
Health Care — Products	1.5%
Health Care Equipment & Supplies	1.5%
Metal Fabricate/Hardware	1.5%
Forest Products & Paper	1.4%
Transportation	1.4%
Aerospace & Defense	1.2%
Distribution/Wholesale	1.2%
Home Furnishings	1.2%
Telecommunications	1.1%
Entertainment & Leisure	1.0%
Machinery	1.0%
Thrifts & Mortgage Finance	0.9%
Agriculture	0.9%
Leisure Time	0.8%
Textiles & Apparel	0.7%
Mutual Fund	0.7%
Food	0.6%
Miscellaneous Manufacturing	0.6%
Office/Business Equipment	0.6%
Gas Utilities	0.5%
Information Technology	0.5%
Household Products	0.4%

(MTB Small Cap Stock Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

172	PORTFOLIOS OF INVESTMENTS

STOCKS	Percentage of Total Net Assets
Air Freight & Logistics	0.4%
Iron/Steel	0.4%
Coal	0.3%
Electric Utilities	0.3%
Home Builders	0.3%
Airlines	0.2%
Hand/Machine Tools	0.2%
Pipelines	0.2%
Cash Equivalents[2]	2.4%
Other Assets and Liabilities — Net[3]	1.0%
TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 96.6%

AEROSPACE & DEFENSE – 1.2%
*BE Aerospace, Inc.	21,316	$860,314

AGRICULTURE – 0.9%
Universal Corp.	9,800	629,062

AIR FREIGHT & LOGISTICS – 0.4%
Pacer International, Inc.	15,800	293,248

AIRLINES – 0.2%
*Republic Airways Holdings Inc	10,300	173,658

AUTO PARTS & EQUIPMENT – 2.4%
American Axle & Manufacturing Holdings, Inc.	21,800	439,053
*Amerigon, Inc.	18,499	271,565
ArvinMeritor, Inc.	29,000	433,260
*Lear Corporation	14,900	425,693
Titan International, Inc.	4,740	168,886

TOTAL AUTO PARTS & EQUIPMENT		$1,738,457

BANKS – 5.8%
Central Pacific Financial Corp.	3,600	66,096
Chemical Financial Corp.	18,500	449,180
Citizens Rpublic Bancorp Inc.	11,492	94,809
City Holding Co.	13,200	548,855
Community Bank System, Inc.	10,100	257,449
Corus Bankshares, Inc.	34,400	252,152
FirstMerit Corp.	22,700	465,804
Independent Bank Corp./MI	13,200	105,336
Irwin Financial Corp.	16,400	95,776

Description	Number of Shares	Market Value

NBT Bancorp, Inc.	20,700	$471,546
Old National Bancorp	16,900	289,159
PrivateBancorp, Inc.	7,200	244,728
Provident Bankshares Corp.	8,400	107,604
*Signature Bank/New York, NY	7,273	191,862
South Financial Group, Inc.	8,100	48,924
WesBanco, Inc.	18,800	404,388
Whitney Holding Corp.	5,800	135,778

TOTAL BANKS		$4,229,446

BIOTECHNOLOGY – 2.5%
*Alexion Pharmaceuticals, Inc.	6,795	478,232
*Illumina, Inc.	7,288	567,662
*Lifecell Corp.	15,317	777,798

TOTAL BIOTECHNOLOGY		$1,823,692

CHEMICALS – 3.6%
HB Fuller Co.	14,000	323,120
Lubrizol Corp.	8,100	472,392
Olin Corp.	25,600	516,352
*OM Group, Inc.	7,992	437,642
Schulman A Inc.	8,200	173,840
Sensient Technologies Corp.	15,900	473,343
*Terra Industries, Inc.	6,538	247,529

TOTAL CHEMICALS		$2,644,218

COAL – 0.3%
Massey Energy Co.	3,590	187,865

(MTB Small Cap Stock Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	173

MTB Small Cap Stock Fund (continued)

Description	Number of Shares	Market Value

COMMERCIAL SERVICES – 9.3%
Advance America Cash Advance Centers, Inc.	17,300	$152,413
Aegean Marine Petroleum Network, Inc. (Marshall Islands)	15,737	572,355
*American Public Education Inc.	9,695	312,276
*Capella Education Co.	11,801	761,045
*Consolidated Graphics Inc.	5,500	319,935
*CoStar Group, Inc.	7,409	355,262
Deluxe Corp.	5,900	125,434
*Exlservice Holdings Inc	25,519	641,037
*FTI Consulting, Inc.	7,982	510,848
Jackson Hewitt Tax Service, Inc.	7,900	117,789
MAXIMUS Inc.	6,300	238,896
*Navigant Consulting Co.	19,932	401,032
*New Oriental Education & Technology Group ADR	5,957	447,132
Ritchie Bros. Auctioneers, Inc.	7,764	194,954
Strayer Education, Inc.	3,166	587,895
*Team Inc.	7,461	221,816
*TeleTech Holdings, Inc.	2,193	50,285
*United Rentals, Inc.	12,600	237,384
*VistaPrint Ltd. (Bermuda)	17,235	586,507

TOTAL COMMERCIAL SERVICES		$6,834,295

COMPUTERS – 2.6%
*Brocade Communications Systems, Inc.	22,000	157,520
*Comtech Group, Inc.	42,745	556,541
Henry (Jack) & Associates Inc.	14,430	379,220
Imation Corp.	6,900	161,736
*Magma Design Automation, Inc.	41,962	391,505
*Mentor Graphics Corp.	27,500	276,925

TOTAL COMPUTERS		$1,923,447

DISTRIBUTION/WHOLESALE – 1.2%
*Fossil, Inc.	12,447	445,478
*United Stationers Inc	9,200	405,628

TOTAL DISTRIBUTION/WHOLESALE		$851,106

DIVERSIFIED FINANCIAL SERVICES – 1.5%
Advanta Corp. Class B	18,900	165,942
*Affiliated Managers Group, Inc.	2,538	252,125
*FCStone Group, Inc.	11,035	457,070
Greenhill & Co., Inc.	3,400	221,170
IndyMac Bancorp, Inc.	6,800	22,100

TOTAL DIVERSIFIED FINANCIAL SERVICES		$1,118,407

ELECTRIC UTILITIES – 0.3%
Unisource Energy Corp.	6,600	206,184

Description	Number of Shares	Market Value

ELECTRICAL COMPONENTS & EQUIPMENT – 1.6%
Belden Inc.	15,751	$531,439
*General Cable Corp.	9,770	654,590

TOTAL ELECTRICAL COMPONENTS & EQUIPMENT		$1,186,029

ELECTRONICS – 1.5%
CTS Corp.	21,700	244,125
*Itron, Inc.	3,676	342,162
*Kemet Corp.	47,100	191,697
Methode Electronics, Inc.	30,300	328,452

TOTAL ELECTRONICS		$1,106,436

ENTERTAINMENT & LEISURE – 1.0%
*Pinnacle Entertainment, Inc.	19,965	309,857
*Scientific Games Corp., Class A	16,050	451,968

TOTAL ENTERTAINMENT & LEISURE		$761,825

FOOD – 0.6%
Nash Finch Co.	11,300	413,354

FOREST PRODUCTS & PAPER – 1.4%
*Buckeye Technologies, Inc.	30,000	258,900
Rock-Tenn Co., Class A	12,700	430,911
Schweitzer-Mauduit International, Inc.	14,700	325,311

TOTAL FOREST PRODUCTS & PAPER		$1,015,122

GAS UTILITIES – 0.5%
Nicor, Inc.	9,700	340,664

HAND/MACHINE TOOLS – 0.2%
Regal-Beloit Corp.	5,000	185,450

HEALTH CARE – PRODUCTS – 1.5%
*Hologic, Inc.	6,394	186,641
LCA-Vision, Inc.	12,100	122,331
*Resmed, Inc.	9,167	395,281
*Zoll Medical Corp.	12,462	415,981

TOTAL HEALTH CARE – PRODUCTS		$1,120,234

HEALTH CARE EQUIPMENT & SUPPLIES – 1.5%
*Abaxis, Inc.	$11,356	$289,351
*Conceptus Inc	46,118	831,046

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$1,120,397

HEALTH CARE PROVIDERS & SERVICES – 4.0%
*Apria Healthcare Group, Inc.	23,100	407,022
*Kindred Healthcare, Inc.	9,300	220,689
*Lincare Holdings Inc.	7,500	182,550
*Pediatrix Medical Group, Inc.	6,496	441,858

(MTB Small Cap Stock Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

174	PORTFOLIOS OF INVESTMENTS

MTB Small Cap Stock Fund (continued)

Description	Number of Shares	Market Value

*Psychiatric Solutions, Inc.	49,470	$1,717,104

TOTAL HEALTH CARE PROVIDERS & SERVICES		$2,969,223

HOME BUILDERS – 0.3%
M/I Homes, Inc.	2,400	41,160
Ryland Group, Inc.	5,300	169,494

TOTAL HOME BUILDERS		$210,654

HOME FURNISHINGS – 1.2%
*DTS, Inc./DE	21,925	646,788
Hooker Furniture Corp	10,800	226,476

TOTAL HOME FURNISHINGS		$873,264

HOUSEHOLD PRODUCTS – 0.4%
American Greetings Corp. Class A	18,900	338,310

INFORMATION TECHNOLOGY – 0.5%
*Ciber, Inc.	8,400	52,584
*Quantum Corp.	174,900	306,075

TOTAL INFORMATION TECHNOLOGY		$358,659

INSURANCE – 5.8%
American Equity Investment Life Holding Co.	18,600	179,490
*eHealth, Inc.	19,457	526,312
Harleysville Group, Inc.	15,900	579,554
Horace Mann Educators Corp.	25,600	433,152
IPC Holdings Ltd	16,600	483,226
Montpelier Re Holdings Ltd	22,700	374,550
Presidential Life Corp.	13,700	232,352
Safety Insurance Group, Inc.	9,700	348,230
Selective Insurance Group	14,000	298,480
StanCorp Financial Group, Inc.	7,300	374,052
Zenith National Insurance Corp.	11,600	430,824

TOTAL INSURANCE		$4,260,222

INTERNET – 3.0%
*Constant Contact, Inc.	14,793	264,055
*Equinix, Inc.	7,400	669,108
*priceline.com, Inc.	5,912	754,608
*Vocus, Inc.	17,456	485,102

TOTAL INTERNET		$2,172,873

IRON/STEEL – 0.4%
Steel Dynamics, Inc.	8,600	299,710

LEISURE TIME – 0.8%
Callaway Golf Co.	12,000	164,880
Nautilus, Inc.	12,300	44,403
Polaris Industries, Inc.	7,400	344,470

TOTAL LEISURE TIME		$553,753

Description	Number of Shares	Market Value

MACHINERY – 1.0%
Bucyrus International, Inc.	3,088	$388,872
Cascade Corp.	2,400	103,800
*Gerber Scientific, Inc.	25,000	231,750

TOTAL MACHINERY		$724,422

MEDIA – 1.6%
AH Belo Corp., Class A	3,740	36,465
Belo Corp., Series A	18,700	188,870
*Dolan Media Co.	22,439	389,092
Journal Communications, Inc. Class A	47,300	272,448
Sinclair Broadcast Group, Inc. Class A	29,500	259,305

TOTAL MEDIA		$1,146,180

METAL FABRICATE/HARDWARE – 1.5%
Mueller Industries, Inc.	14,200	459,654
Timken Co.	12,500	451,875
Worthington Industries, Inc.	10,500	189,105

TOTAL METAL FABRICATE/HARDWARE		$1,100,634

MISCELLANEOUS MANUFACTURING – 0.6%
A.O. Smith Corp.	11,000	340,340
*Griffon Corp.	12,100	113,135

TOTAL MISCELLANEOUS MANUFACTURING		$453,475

MUTUAL FUND – 0.7%
iShares Russell 2000 Growth Index Fund	6,720	515,424

OFFICE/BUSINESS EQUIPMENT – 0.6%
IKON Office Solutions, Inc.	38,000	416,100

OIL & GAS – 4.3%
*Arena Resources, Inc.	4,008	179,959
*BPZ Resources Inc.	9,763	190,183
*Grey Wolf, Inc.	90,600	568,062
Holly Corp.	8,200	340,136
*Parallel Petroleum Corp.	35,458	751,355
Patterson-UTI Energy, Inc.	9,446	263,921
Penn Virginia Corp.	3,561	186,953
*Rex Energy Corp.	8,547	177,350
*Swift Energy Co.	5,600	291,984
Tesoro Corp.	6,900	173,466

TOTAL OIL & GAS		$3,123,369

OIL & GAS SERVICES – 3.6%
*Allis-Chalmers Energy Inc.	3,700	59,311
*Dril-Quip, Inc.	6,137	350,791
*Hercules Offshore, Inc.	6,668	175,768
Lufkin Industries, Inc.	6,800	513,060
*Oil States International, Inc.	7,700	385,462

(MTB Small Cap Stock Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	175

MTB Small Cap Stock Fund (continued)

Description	Number of Shares	Market Value

*SEACOR Holdings, Inc.	4,000	$340,440
*T-3 Energy Services, Inc.	11,795	622,776
*W-H Energy Services, Inc.	2,802	216,567

TOTAL OIL & GAS SERVICES		$2,664,175

PHARMACEUTICALS – 2.1%
*BioMarin Pharmaceutical, Inc.	10,385	378,637
*OSI Pharmaceuticals, Inc.	5,670	196,466
*Par Pharmaceutical Cos., Inc.	9,700	165,385
Perrigo Co.	10,135	415,433
*United Therapeutics Corp.	4,284	361,998

TOTAL PHARMACEUTICALS		$1,517,919

PIPELINES – 0.2%
Oneok, Inc.	3,000	144,360

REAL ESTATE INVESTMENT TRUSTS – 2.0%
Anthracite Capital, Inc.	21,300	166,140
HRPT Properties Trust	24,900	172,557
Jer Investors Trust Inc.	28,400	218,680
LTC Properties, Inc.	6,900	187,887
Newcastle Investment Corp.	7,600	75,164
One Liberty Properties, Inc.	17,300	299,809
RAIT Investment Trust	16,300	123,880
Sunstone Hotel Investors, Inc.	11,500	214,820

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,458,937

RETAIL – 5.7%
*Aeropostale, Inc.	16,493	524,312
Barnes & Noble, Inc.	9,700	313,116
Bebe Stores Inc.	17,597	175,794
*BJ’s Restaurants, Inc.	16,120	224,713
Cato Corp. (The) Class A	18,700	322,575
CBRL Group Inc.	12,700	469,138
*Charlotte Russe Hldgs Inc.	10,174	161,563
*Hibbett Sports, Inc.	6,903	126,049
*J. Crew Group, Inc.	12,186	578,835
*Red Robin Gourmet Burgers Inc.	10,851	445,759
*Rex Stores Corp.	1,200	19,428
Ruby Tuesday, Inc.	23,400	199,134
Sonic Automotive, Inc., Class A	8,900	180,581
Stage Stores, Inc.	10,200	160,548
*Texas Roadhouse Inc	23,105	272,639

TOTAL RETAIL		$4,174,184

ROAD & RAIL – 2.0%
Arkansas Best Corp.	16,000	631,680
Ryder System, Inc.	10,200	698,394
*Saia, Inc.	11,600	160,196

TOTAL ROAD & RAIL		$1,490,270

Description	Number of Shares	Market Value

SEMICONDUCTORS – 4.8%
*Asyst Technologies, Inc.	72,600	$259,908
*Authen Tec Inc.	17,200	230,652
*Axcelis Technologies, Inc.	22,200	119,880
*Cavium Networks Inc	13,617	279,829
*Entegris, Inc.	27,800	209,612
*Intergrated Device Technologies Inc.	23,100	246,939
Micrel Inc.	35,000	343,700
*Microsemi Corp.	26,388	646,506
*Photronics Inc.	19,800	209,880
*Skyworks Solutions, Inc.	18,700	162,503
*Teradyne, Inc.	60,461	803,527

TOTAL SEMICONDUCTORS		$3,512,936

SOFTWARE – 3.4%
*Ansys, Inc.	7,928	318,943
*Blackboard, Inc.	7,078	244,474
*CSG Systems International, Inc.	22,600	273,460
*Double-Take Software, Inc.	22,633	336,779
*Innerworkings, Inc.	36,835	495,062
*Skillsoft Plc. ADR	30,217	303,681
*Ultimate Software Group, Inc.	15,882	520,772

TOTAL SOFTWARE		$2,493,171

TELECOMMUNICATIONS – 1.1%
*3Com Corp.	42,500	101,575
Black Box Corp.	4,300	127,839
*Premiere Global Services, Inc.	12,300	178,596
*RF Micro Devices, Inc.	35,300	118,961
*Switch & Data Facilities Co., Inc.	18,764	284,087

TOTAL TELECOMMUNICATIONS		$811,058

TEXTILES & APPAREL – 0.7%
*Deckers Outdoor Corp.	3,522	486,283

THRIFTS & MORTGAGE FINANCE – 0.9%
First Niagara Financial Group, Inc.	37,400	539,682
Flagstar Bancorp, Inc.	20,600	126,072
PFF Bancorp, Inc.	8,800	33,264

TOTAL THRIFTS & MORTGAGE FINANCE		$699,018

TRANSPORTATION – 1.4%
Con-way Inc	10,500	485,625
GATX Corp.	6,400	281,600
Overseas Shipholding Group Inc.	3,600	270,936

TOTAL TRANSPORTATION		$1,038,161

TOTAL COMMON STOCKS (COST $68,810,140)		$70,769,654

(MTB Small Cap Stock Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

176	PORTFOLIOS OF INVESTMENTS

MTB Small Cap Stock Fund (concluded)

Description	Par Value	Market Value

MONEY MARKET FUND – 2.4%
[7]Dreyfus Cash Management Fund, Institutional Shares, 2.95%	$32,135	$32,135
[6,7]MTB Prime Money Market Fund, Corporate Shares, 2.34%	1,693,390	1,693,390

TOTAL MONEY MARKET FUND (COST $1,725,525)		$1,725,525

Description	Market Value

TOTAL INVESTMENTS – 99.0% (COST $70,535,665)	$72,495,179

OTHER ASSETS LESS LIABILITIES – 1.0%	$767,868

TOTAL NET ASSETS – 100.0%	$73,263,047

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

177

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Small Cap Growth Fund

At April 30, 2008, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets
Mutual Fund	8.0%
Commercial Services	7.5%
Health Care — Products	6.4%
Retail	5.8%
Software	5.7%
Internet	5.2%
Semiconductors	4.3%
Oil & Gas	4.0%
Miscellaneous Manufacturing	3.6%
Pharmaceuticals	3.6%
Health Care Providers & Services	3.1%
Electronics	3.0%
Machinery	2.8%
Telecommunications	2.8%
Real Estate Investment Trusts	2.6%
Biotechnology	2.5%
Diversified Financial Services	2.3%
Electrical Components & Equipment	2.1%
Banks	1.6%
Engineering & Construction	1.6%
Aerospace & Defense	1.5%
Coal	1.5%
Transportation	1.3%
Metal Fabricate/Hardware	1.1%
Oil & Gas Services	1.1%
Apparel	1.0%
Chemicals	1.0%
Computers	1.0%
Toys/Games/Hobbies	0.9%
Environmental Control	0.8%
Metals & Mining	0.7%
Distribution/Wholesale	0.6%
Home Builders	0.6%
Insurance	0.6%
Auto Parts & Equipment	0.5%
Entertainment & Leisure	0.5%
Household Products	0.5%
Textiles & Apparel	0.4%
Advertising	0.3%
Iron/Steel	0.3%
Leisure Time	0.3%
Office/Business Equipment	0.3%

(MTB Small Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

178

STOCKS	Percentage of Total Net Assets
Energy-Alternate Sources	0.2%
Building Materials	0.1%
Cash Equivalents[2]	4.5%
Other Assets and Liabilities — Net[3]	(0.1)%
TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investment in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 95.6%

ADVERTISING – 0.3%
*Greenfield Online Inc.	49,500	$564,795

AEROSPACE & DEFENSE – 1.5%
*BE Aerospace, Inc.	19,500	787,020
*Orbital Sciences Corp.	44,500	1,197,495
*Teledyne Technologies, Inc.	13,500	792,855

		$2,777,370

APPAREL – 1.0%
*Carter’s, Inc.	31,000	438,340
*Skechers U.S.A Inc. Class A	21,500	508,475
*Warnaco Group, Inc./The	19,500	899,730

		$1,846,545

AUTO PARTS & EQUIPMENT – 0.5%
Titan International, Inc.	25,000	890,750

BANKS – 1.6%
Berkshire Hills Bancorp Inc.	17,500	447,825
Brookline Bancorp Inc.	39,000	421,200
Glacier Bancorp Inc.	33,000	679,140
*Investors Bancorp Inc.	29,000	425,430
United Financial Bancorp Inc.	40,000	477,600
Whitney Holding Corp.	24,000	561,840

		$3,013,035

BIOTECHNOLOGY – 2.5%
*Alexion Pharmaceuticals, Inc.	13,500	950,130
*Charles River Laboratories International, Inc.	12,000	696,600
*Illumina, Inc.	17,500	1,363,075
*Integra LifeSciences Holdings Corp.	16,600	703,342
*Myriad Genetics, Inc.	14,000	581,560
*Regeneron Pharmaceuticals, Inc.	23,000	451,260

		$4,745,967

Description	Number of Shares	Market Value

BUILDING MATERIALS – 0.1%
Lennox International Inc.	7,000	$231,980

CHEMICALS – 1.0%
Agrium, Inc.	12,000	948,000
CF Industries Holdings, Inc.	6,500	869,050

		$1,817,050

COAL – 1.5%
*Patriot Coal Corp.	21,500	1,420,075
Walter Industries Inc.	19,500	1,352,520

		$2,772,595

COMMERCIAL SERVICES – 7.5%
Administaff Inc.	26,000	680,940
*Consolidated Graphics Inc.	16,500	959,805
DeVry, Inc.	18,500	1,054,500
*Hill International, Inc.	116,500	1,683,425
*Korn/Ferry International	36,500	681,090
*Parexel International Corp.	61,500	1,562,100
Pharmaceutical Product Development, Inc.	16,000	662,720
*Quanta Services, Inc.	35,500	942,170
*Rent-A-Center Inc.	4,800	103,344
Ritchie Bros. Auctioneers, Inc.	43,500	1,092,285
Sotheby’s	18,000	498,600
Strayer Education, Inc.	5,400	1,002,726
*Success Factors Inc.	92,500	1,021,200
*TNS Inc.	39,000	897,000
*TrueBlue, Inc.	48,000	611,040
*Wright Express Corp.	29,000	957,000

		$14,409,945

COMPUTERS – 1.0%
*Cognizant Technology Solutions Corp.	31,000	999,750
*Data Domain, Inc.	37,500	815,625

		$1,815,375

(MTB Small Cap Growth Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	179

MTB Small Cap Growth Fund (continued)

Description	Number of Shares	Market Value

DISTRIBUTION/WHOLESALE – 0.6%
*Fossil, Inc.	17,300	$619,167
*LKQ Corp.	26,000	565,760

		$1,184,927

DIVERSIFIED FINANCIAL SERVICES – 2.3%
*Affiliated Managers Group, Inc.	8,000	794,720
CIT Group, Inc.	72,500	789,525
*Interactive Brokers Group, Inc.	28,000	883,960
*Nasdaq Stock Market, Inc.	15,000	546,750
optionsXpress Holdings, Inc.	31,500	676,305
*Stifel Financial Corp.	15,500	732,685

		$4,423,945

ELECTRICAL COMPONENTS & EQUIPMENT – 2.1%
*American Superconductor Corp.	71,500	1,807,520
*Energy Conversion Devices, Inc.	12,500	407,375
*General Cable Corp.	11,000	737,000
*Universal Display Corp.	76,000	1,124,040

		$4,075,935

ELECTRONICS – 3.0%
*Flir Systems, Inc.	50,000	1,716,500
*Itron, Inc.	15,200	1,414,816
*OYO Geospace Corp.	16,500	798,765
*Photon Dynamics, Inc.	114,000	1,261,980
*Rofin-Sinar Technologies Inc.	15,000	571,200

		$5,763,261

ENERGY-ALTERNATE SOURCES – 0.2%
*JA Solar Holdings Co. Ltd., ADR	18,500	444,185

ENGINEERING & CONSTRUCTION – 1.6%
Chicago Bridge & Iron Co.NV	20,000	796,800
*McDermott International, Inc.	41,700	2,234,286

		$3,031,086

ENTERTAINMENT & LEISURE – 0.5%
*Bally Technologies, Inc.	16,000	539,040
*Vail Resorts, Inc.	7,500	366,225

		$905,265

ENVIRONMENTAL CONTROL – 0.8%
*Clean Harbors Inc.	7,000	461,790
*Waste Connections, Inc.	35,000	1,122,450

		$1,584,240

HEALTH CARE – PRODUCTS – 6.4%
*Angiodynamics, Inc.	31,000	458,180

Description	Number of Shares	Market Value

*Arthrocare Corp.	12,500	$563,250
*Cepheid, Inc.	55,500	1,086,135
Dentsply International, Inc.	23,000	894,010
*Hologic, Inc.	140,000	4,086,600
*Idexx Laboratories, Inc.	9,600	510,720
*Intuitive Surgical, Inc.	3,500	1,012,410
*Inverness Medical Innovations, Inc.	16,300	603,100
*Luminex Corp.	52,000	1,014,520
*NuVasive, Inc.	12,000	457,800
*Resmed, Inc.	17,000	733,040
*SonoSite, Inc.	26,000	829,140

		$12,248,905

HEALTH CARE PROVIDERS & SERVICES – 3.1%
*Amedisys, Inc.	10,500	543,900
*Covance, Inc.	11,500	963,585
*Icon Plc. ADR	14,500	1,044,000
*Pediatrix Medical Group, Inc.	16,500	1,122,330
*Psychiatric Solutions, Inc.	63,500	2,204,085

		$5,877,900

HOME BUILDERS – 0.6%
*Champion Enterprises Inc.	50,000	516,000
*NVR Inc.	900	552,150

		$1,068,150

HOUSEHOLD PRODUCTS – 0.5%
Tupperware Brands Corp.	26,000	1,024,400

INSURANCE – 0.6%
Hanover Insurance Group, Inc.	14,000	628,320
Platinum Underwriters Holdings Ltd.	17,000	609,790

		$1,238,110

INTERNET – 5.2%
*1-800-FLOWERS.COM Inc. Class A	64,000	564,480
*Akamai Technologies, Inc.	26,500	947,905
*Equinix, Inc.	5,000	452,100
*Mercadolibre, Inc.	19,500	986,310
*Perfect World Co. ADR	17,500	502,600
*priceline.com, Inc.	12,000	1,531,680
*Shanda Interactive Ent. LTD. ADR	37,000	1,268,730
*Sohu.com, Inc.	45,500	3,145,415
*Valueclick, Inc.	22,500	448,875

		$9,848,095

IRON/STEEL – 0.3%
Steel Dynamics, Inc.	15,500	540,175

LEISURE TIME – 0.3%
*WMS Industries, Inc.	17,500	633,325

(MTB Small Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

180	PORTFOLIOS OF INVESTMENTS

MTB Small Cap Growth Fund (continued)

Description	Number of Shares	Market Value

MACHINERY – 2.8%
Bucyrus International, Inc.	15,500	$1,951,915
Cognex Corp.	20,000	504,000
Flowserve Corporation	6,000	744,540
*Intermec, Inc.	51,000	1,077,120
Wabtec Corp.	25,000	1,072,000

		$5,349,575

METAL FABRICATE/HARDWARE – 1.1%
*Haynes International, Inc.	33,500	2,098,775

METALS & MINING – 0.7%
Cameco Corp.	26,000	909,740
*Silver Wheaton Corp.	37,000	490,990

		$1,400,730

MISCELLANEOUS MANUFACTURING – 3.6%
BRINK’S Co.	12,500	909,375
Freightcar America Inc.	19,500	748,800
Harsco Corp.	32,000	1,898,560
*Hexcel Corp.	41,000	917,580
Koppers Holdings Inc.	30,000	1,453,200
Matthews International Corp., Class A	18,500	914,640

		$6,842,155

MUTUAL FUND – 8.0%
Financial Select Sector SPDR Fund	54,000	1,436,940
iShares Russell 2000 Growth Index Fund	113,000	8,667,100
iShares Russell 2000 Index Fund	54,000	3,855,060
Retail Holders Trust	14,700	1,418,550

		$15,377,650

OFFICE/BUSINESS EQUIPMENT – 0.3%
Interface Inc.	45,000	577,800

OIL & GAS & – 4.0%
*Arena Resources, Inc.	21,500	965,350
*Atwood Oceanics, Inc.	7,900	795,451
Cabot Oil And Gas Corp.	17,500	996,975
*Comstock Resources, Inc.	10,500	477,645
*Newfield Exploration Co.	23,000	1,397,480
*Parker Drilling Co.	166,500	1,335,330
*Plains Exploration & Production Co.	10,000	622,800
Rowan Cos., Inc.	25,500	994,245

		$7,585,276

OIL & GAS SERVICES – 1.1%
*Cameron International Corp.	24,000	1,181,520
*Cie Generale de Geophysique-Veritas ADR	9,000	451,890
*Mitcham Industries, Inc.	21,000	392,700

		$2,026,110

Description	Number of Shares	Market Value

PHARMACEUTICALS – 3.6%
*BioMarin Pharmaceutical, Inc.	42,800	$1,560,488
*Indevus Pharmaceuticals, Inc.	86,900	417,989
*Medicines Co.	56,000	1,106,000
*OSI Pharmaceuticals, Inc.	19,000	658,350
Perrigo Co.	33,000	1,352,670
*United Therapeutics Corp.	12,000	1,014,000
*Valeant Pharmaceuticals International	35,000	464,800
*XenoPort Inc.	8,800	376,464

		$6,950,761

REAL ESTATE INVESTMENT TRUSTS – 2.6%
Alexandria Real Estate Equities, Inc.	17,700	1,859,031
Digital Realty Trust, Inc.	38,500	1,491,875
HCP Inc.	20,700	738,990
Nationwide Health Properties, Inc.	25,500	918,510

		$5,008,406

RETAIL – 5.8%
*Aeropostale, Inc.	20,500	651,695
*AutoNation, Inc.	30,000	480,300
Brown Shoe Co, Inc.	23,500	391,980
Burger King Holdings Inc.	34,000	948,600
*Chipotle Mexican Grill, Inc.	11,000	1,079,430
*Dress Barn Inc.	34,500	464,370
*GameStop Corp. Class A	26,000	1,431,040
*Gymboree Corp.	14,000	605,080
*J. Crew Group, Inc.	16,000	760,000
*Jack in the Box, Inc.	16,500	441,375
*Lululemon Athletica, Inc.	15,000	467,850
Men’s Wearhouse, Inc.	16,000	426,080
Phillips-Van Heusen Corp.	13,000	548,730
Ross Stores, Inc.	26,500	887,485
*Titan Machinery Inc.	45,000	819,450
*Urban Outfitters, Inc.	17,300	592,525

		$10,995,990

SEMICONDUCTORS – 4.3%
*Diodes, Inc.	18,000	486,720
*Formfactor, Inc.	28,500	549,195
Intersil Holding Corp.	23,800	635,936
*MEMC Electronic Materials, Inc.	18,000	1,133,460
*Microsemi Corp.	75,500	1,849,750
*ON Semiconductor Corp.	188,000	1,404,360
*PMC-Sierra, Inc.	153,500	1,192,695
*Rubicon Technology, Inc.	26,000	573,560
*Tessera Technologies, Inc.	21,400	433,136

		$8,258,812

(MTB Small Cap Growth Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	181

MTB Small Cap Growth Fund (concluded)

Description	Number of Shares	Market Value

SOFTWARE – 5.7%
*Activision, Inc.	36,000	$973,800
*Allscripts Healthcare Solutions, Inc.	52,500	585,900
*Ansys, Inc.	35,500	1,428,165
*Cerner Corp.	13,500	624,645
*Citrix Systems, Inc.	24,000	786,000
*Concur Technologies, Inc.	16,000	530,240
*Informatica Corp.	68,500	1,093,260
*Nuance Communications, Inc.	75,000	1,521,000
*Omnicell, Inc.	52,000	625,040
*Omniture, Inc.	28,500	650,370
*Phase Forward, Inc.	35,000	644,000
*Salesforce.com, Inc.	10,500	700,665
*THQ, Inc.	33,500	712,880

		$10,875,965

TELECOMMUNICATIONS – 2.8%
Adtran, Inc.	23,800	563,108
*Ciena Corp.	14,000	473,340
*Comtech Telecommunications Corp.	14,500	561,585
*Foundry Networks, Inc.	63,500	808,355
Harris Corp.	18,000	972,540
*JDS Uniphase Corp.	57,000	815,670
*Netgear, Inc.	15,000	243,150
*RF Micro Devices, Inc.	182,500	615,025
*Sierra Wireless, Inc.	18,200	340,340

		$5,393,113

TEXTILES & APPAREL – 0.4%
*Deckers Outdoor Corp.	5,000	690,350

TOYS/GAMES/HOBBIES – 0.9%
*Jakks Pacific Inc.	31,500	739,935
*Marvel Entertainment, Inc.	34,000	975,460

		$1,715,395

Description	Number of Shares	Market Value

TRANSPORTATION – 1.3%
CH Robinson Worldwide, Inc.	9,500	$595,460
DryShips, Inc.	12,500	1,031,250
*Hub Group, Inc., Class A	13,500	441,315
*Kansas City Southern Industries, Inc.	9,000	405,720

		$2,473,745

TOTAL COMMON STOCKS (COST $171,678,606)		$182,397,919

WARRANTS – 0.0%

BIOTECHNOLOGY – 0.0%
*Calypte Biomedical Corp.	488,542	0

COMPUTERS – 0.0%
*On Track Innovations Ltd.	87,000	0

TOTAL WARRANTS (COST $0)		0

	Par Value

MONEY MARKET FUND – 4.5%
[7]Dreyfus Cash Management Fund, Institutional Shares, 2.95%	$459,121	459,121
[6,7]MTB Money Market Fund, Institutional I Shares, 2.30%	529,399	529,399
[6,7]MTB Prime Money Market Fund, Corporate Shares, 2.34%	7,591,307	7,591,307

TOTAL MONEY MARKET FUND (COST $8,579,827)		$8,579,827

TOTAL INVESTMENTS – 100.1% (COST $180,258,433)		$190,977,746

OTHER ASSETS LESS LIABILITIES – (0.1%)		$(191,353)

TOTAL NET ASSETS – 100.0%		$190,786,393

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

182

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB International Equity Fund

At April 30, 2008, the Fund’s portfolio composition was as follows:

STOCKS	Percentage of Total Net Assets
United Kingdom	18.3%
Japan	16.2%
France	8.3%
Germany	7.3%
Switzerland	5.8%
Australia	5.3%
Spain	5.3%
Italy	3.2%
Canada	3.2%
Brazil	2.4%
Hong Kong	2.3%
Netherlands	2.1%
Denmark	2.0%
Luxembourg	1.6%
Sweden	1.6%
Norway	1.4%
China	1.4%
Singapore	1.4%
South Korea	1.3%
Greece	1.0%
Austria	0.9%
India	0.7%
Ireland	0.7%
Finland	0.6%
Belgium	0.6%
South Africa	0.6%
Mexico	0.4%
Israel	0.4%
Russia	0.4%
Taiwan	0.2%
Poland	0.2%
Portugal	0.2%
Turkey	0.2%
Bermuda	0.2%
New Zealand	0.1%
Hungary	0.1%
Colombia	0.1%
Czech Republic	0.1%
Cash Equivalents[1]	1.3%
Other Assets and Liabilities — Net[2]	0.6%
TOTAL	100%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB International Equity Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	183

MTB International Equity Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Shares or Principal Amount	Value

COMMON STOCK – 98.1%

AUSTRALIA – 5.3%
Adelaide Brighton Ltd.	24,611	$80,614
AGL Energy Ltd.	719	8,454
Amcor Ltd.	108,482	689,327
AMP Ltd.	21,074	154,972
ASX Ltd.	1	34
Australia & New Zealand Banking Group Ltd.	20,103	413,123
Australian Infrastructure Fund	21,943	57,781
Babcock & Brown Japan Property Trust (REIT)	98,613	108,778
Babcock & Brown Ltd	14,743	202,244
BHP Billiton Ltd.	71,727	2,889,140
BlueScope Steel Ltd.	94,254	978,893
Centro Properties Group (REIT)	50,752	21,582
Coca-Cola Amatil Ltd.	14,997	118,720
Commonwealth Bank of Australia	19,570	823,620
Crown Ltd.	4,368	45,079
CSL Ltd.	5,282	197,649
CSR Ltd.	24,872	73,907
David Jones Ltd.	4,899	16,067
Flight Centre Ltd.	1,854	37,934
Goodman Fielder Ltd	10,182	17,146
Goodman Group (REIT)	44,406	188,056
GUD Holdings Ltd.	12,773	118,287
Gunns Ltd.	12,101	33,696
Incitec Pivot Ltd.	1,626	249,533
Insurance Australia Group Ltd	19,920	81,802
Macquarie DDR Trust (REIT)	278,413	151,542
Macquarie Group Ltd.	3,138	186,165
Macquarie Media Group, Ltd.	46,200	160,823
Macquarie Office Trust (REIT)	169,797	165,132
Octaviar Ltd.	33,162	30,976
Minara Resources Ltd.	36,893	201,391
*Mount Gibson Iron Ltd.	18,584	51,452
National Australia Bank Ltd.	20,031	567,303
Newcrest Mining Ltd.	3,535	96,270
Pacific Brands Ltd.	5,473	10,203
Pacific Magazines Ltd.	16,630	21,090
Qantas Airways Ltd.	188,979	604,051
QBE Insurance Group Ltd.	6,602	157,227
Rio Tinto Ltd.	14,590	1,872,606
Santos Ltd.	15,722	236,630
Sims Group Ltd.	1,315	41,029

Description	Shares or Principal Amount	Value

SP AusNet	57,690	$68,932
ST George Bank Ltd.	2,746	68,543
Suncorp-Metway Ltd.	20,224	259,248
TABCORP Holdings Ltd.	10,054	108,007
Telstra Corp., Ltd.	11,866	33,004
Telstra Corp., Ltd.	52,702	226,146
Valad Property Group (REIT)	152,511	136,501
Wesfarmers Ltd	1,389	49,626
Wesfarmers Ltd.	9,403	330,015
Westfield Group (REIT)	3,459	59,246
Westpac Banking Corp.	11,820	271,726
Woodside Petroleum Ltd.	21,771	1,150,604
Woolworths Ltd.	12,500	337,344

TOTAL AUSTRALIA		$15,259,270

AUSTRIA – 0.9%
Erste Bank der Oesterreichischen Sparkassen AG	18,210	1,355,808
Raiffeisen International Bank Holding AG	4,871	791,463
Voestalpine AG	4,700	361,327

TOTAL AUSTRIA		$2,508,598

BELGIUM – 0.6%
Colruyt SA	1,525	388,804
Dexia SA	8,467	236,388
Fortis	16,244	254
Fortis	11,900	322,730
KBC Groep NV	5,706	769,568

TOTAL BELGIUM		$1,717,744

BERMUDA – 0.2%
Frontline Ltd.	12,250	682,098
Jardine Matheson Holdings	800	24,592

TOTAL BERMUDA		$706,690

BRAZIL – 2.4%
Banco do Brasil SA	12,600	219,071
Banco Itau Holding Financeira ADR	34,748	974,681
Cia de Bebidas das Americas ADR	10,810	792,373
Cia de Saneamento Basico do Estado de Sao Paulo	17,489	437,804
Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,600	182,268
Cia Vale do Rio Doce ADR	44,940	1,756,255
Petroleo Brasileiro SA	14,800	375,743
Petroleo Brasileiro SA ADR	12,588	1,528,435
Petroleo Brasilerio SA ADR	1,400	141,540
Sadia SA	62,800	458,664

TOTAL BRAZIL		$6,866,834

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

184	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Description	Shares or Principal Amount	Value

CANADA – 3.2%
Atco Ltd-Class I	5,200	$244,846
BCE, Inc.	12,810	468,085
Biovail Corp.	30,400	347,739
Cameco Corp.	39,385	1,378,081
Canadian Imperial Bank of Commerce	7,900	581,812
Empire Co., Ltd.	8,900	329,453
Fairfax Financial Holdings Ltd.	2,200	664,085
Laurentian Bank of Canada	11,300	473,610
Magna International Inc.	4,900	361,260
Manulife Financial Corp.	31,441	1,237,832
Methanex Corp.	11,600	270,678
National Bank of Canada	7,300	389,464
Rogers Communications Inc. Class B	16,771	746,210
Sun Life Financial, Inc.	9,100	439,955
Suncor Energy, Inc.	11,100	1,250,859

TOTAL CANADA		$9,183,969

CHINA – 1.4%
China Petroleum & Chemical Corp.	812,000	871,794
Chongqing Iron & Steel Co., Ltd.	910,000	372,494
Focus Media Holding Ltd., ADR	28,562	1,053,652
Foxconn International Holdings Ltd.	590,000	909,340
Huaneng Power International Inc.	352,000	293,139
PetroChina Co. Ltd., ADR	500	75,570
PetroChina Co. Ltd., H Shares	224,000	338,333
Tencent Holdings Ltd.	7,000	46,488
Tingyi Cayman Islands Holding Corp.	40,000	53,380

TOTAL CHINA		$4,014,190

COLOMBIA – 0.1%
BanColombia SA ADR	10,700	427,144

CZECH REPUBLIC – 0.1%
Unipetrol	24,300	404,781

DENMARK – 2.0%
Carlsberg AS	3,175	423,093
Danisco AS	2,350	158,732
Danske Bank A/S	11,600	401,017
FLSmidth & Co A/S	7,300	772,915
H Lundbeck A/S	23,100	572,781
Novo-Nordisk A/S B Shares	19,450	1,337,701
*Topdanmark A/S	1,325	234,278
TrygVesta A/S	200	17,167
Vestas Wind Systems A/S	17,060	1,865,553

TOTAL DENMARK		$5,783,237

Description	Shares or Principal Amount	Value

FINLAND – 0.6%
Kone OYJ	3,764	$147,249
Nokia OYJ	27,057	814,459
Outokumpu OYJ	6,892	328,843
Outotec OYJ	3,101	194,138
Rautaruukki OYJ	5,600	266,332

TOTAL FINLAND		$1,751,021

FRANCE – 8.3%
Alstom SA	4,227	979,889
Arkema	60	3,467
AXA SA	24,473	907,135
BNP Paribas	7,800	840,329
Casino Guichard Perrachon SA	11,443	1,443,214
Christian Dior SA	1,105	126,974
Cie de Saint-Gobain	4,200	337,958
CNP Assurances	3,076	365,990
Compagnie Generale des Etablissements Michelin-B Shares	2,900	263,731
Credit Agricole SA	13,000	437,662
Electricite de France	10,840	1,131,024
Eutelsat Communications	26,163	773,235
France Telecom SA	56,129	1,762,853
Gaz de France SA	9,055	597,401
Iliad SA	13,723	1,460,794
Ingenico	3,063	103,208
Lafarge SA	4,306	777,487
LVMH Moet Hennessy Louis Vuitton SA	6,925	791,308
Peugeot SA	26,968	1,888,354
Rallye SA	4,600	348,789
Sanofi-Aventis SA	19,253	1,482,981
Societe Generale	1,500	174,959
Thales SA	4,200	274,900
Total SA	40,615	3,412,383
*UBISOFT Entertainment	12,055	1,203,648
Valeo SA	7,400	298,110
Vinci SA	3,656	269,878
Vivendi	30,432	1,235,940

TOTAL FRANCE		$23,693,601

GERMANY – 7.3%
Adidas AG	19,020	1,212,517
Aixtron AG	27,491	429,688
Allianz SE	2,313	470,450
BASF SE	15,852	2,261,287
Bayerische Motoren Werke AG	13,072	716,975
Daimler AG	29,724	2,305,973

(MTB International Equity Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	185

MTB International Equity Fund (continued)

Description	Shares or Principal Amount	Value

Deutsche Bank AG	7,600	$909,992
Deutsche Boerse AG	7,425	1,092,365
Deutsche Lufthansa AG	33,817	887,639
E.ON AG	9,236	1,878,397
Fresenius SE	4,074	337,893
Hannover Rueckversicherung AG	10,433	566,683
Lanxess AG	7,163	278,502
MAN AG	6,248	869,340
MTU Aero Engines Holding AG	2,434	104,111
Muenchener Rueckversicherungs AG	8,615	1,666,022
*Q-Cells AG	7,327	851,759
RWE AG	7,506	863,392
SAP AG ADR	17,775	892,838
Siemens AG	2,238	264,081
ThyssenKrupp AG	16,290	1,016,388
Wacker Chemie AG	3,644	897,250
Wincor Nixdorf AG	1,276	97,715

TOTAL GERMANY		$20,871,257

GREECE – 1.0%
Alpha Bank AE	31,003	1,059,081
Hellenic Exchanges SA	14,015	305,950
Hellenic Petroleum SA	23,400	355,149
Mytilineos Holdings SA	11,671	166,200
National Bank of Greece SA	19,890	1,102,675

TOTAL GREECE		$2,989,055

HONG KONG – 2.3%
Agile Property Holdings Ltd.	942,000	1,312,987
BOC Hong Kong Holdings Ltd.	124,500	322,301
Cheung Kong Holdings Ltd.	13,000	202,511
Citic Pacific Ltd	73,000	340,343
CLP Holdings Ltd.	12,500	98,940
Esprit Holdings Ltd.	132,300	1,630,387
Hang Lung Group Ltd.	7,000	37,726
Hang Lung Properties Ltd.	20,000	81,354
Hang Seng Bank Ltd.	7,900	158,707
HKR International Ltd.	57,600	39,081
Hong Kong & China Gas Co.	9,300	27,129
Hong Kong Exchanges And Clearing Ltd.	3,000	61,285
HongKong Electric Holdings	43,000	270,736
HSBC Holdings Plc.	11,600	200,133
Hutchison Whampoa Ltd.	16,000	156,704
Kerry Properties Ltd.	18,000	121,838
Kingboard Chemical Holdings Ltd.	14,500	68,819
Link REIT (The)	16,000	38,300
Midland Holdings Ltd.	214,000	222,426
New World China Land Ltd.	60,400	45,417

Description	Shares or Principal Amount	Value

NWS Holdings Ltd.	33,000	$90,830
Pacific Basin Shipping Ltd.	197,000	361,820
PCCW Ltd.	51,000	32,931
Sun Hung Kai & Co., Ltd.	29,000	27,723
Swire Pacific Ltd.	8,500	99,456
Texwinca Holdings Ltd.	106,000	79,884
Vtech Holdings Ltd.	62,000	340,463

TOTAL HONG KONG		$6,470,231

HUNGARY – 0.1%
OTP Bank Nyrt	7,000	298,455

INDIA – 0.7%
HDFC Bank Ltd., ADR	9,295	1,048,476
Infosys Technologies Ltd., ADR	22,497	982,894

TOTAL INDIA		$2,031,370

IRELAND – 0.7%
Bank of Ireland	38,333	534,209
Irish Life & Permanent Plc.	38,000	608,452
Kerry Group Plc., A Shares	12,357	384,525
Paddy Power Plc.	11,308	396,573

TOTAL IRELAND		$1,923,759

ISRAEL – 0.4%
Bank Hapoalim	41,800	176,478
Teva Pharmaceutical Industries Ltd., ADR	19,542	914,175

TOTAL ISRAEL		$1,090,653

ITALY – 3.2%
*Banco Popolare Scarl	12,600	250,147
Enel SpA	107,800	1,170,820
ENI SpA	83,979	3,233,833
Fiat SpA	36,013	801,542
Finmeccanica SpA	17,400	604,665
Intesa Sanpaolo SpA	59,808	446,878
Milano Assicurazioni SpA	19,800	129,439
Saipem SpA	31,211	1,365,402
UniCredit SpA	170,337	1,285,065

TOTAL ITALY		$9,287,791

JAPAN – 16.2%
Acom Co., Ltd.	5,500	171,237
ADEKA Corp.	5,900	56,740
Aisin Seiki Co., Ltd.	1,600	55,854
Alpine Electronics, Inc.	17,800	203,867
Alps Electric Co., Ltd.	16,500	154,354
Amada Co., Ltd.	21,000	175,900
Aoyama Trading Co., Ltd.	3,000	68,215
Aozora Bank Ltd.	21,000	64,344

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

186	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Description	Shares or Principal Amount	Value

Asahi Breweries Ltd.	11,200	$218,953
Asahi Kasei Corp.	63,000	358,791
Astellas Pharma, Inc.	7,000	287,513
Autobacs Seven Co., Ltd.	2,300	60,085
Bank of Yokohama Ltd. (The)	25,000	182,145
Benesse Corp.	2,600	114,694
Bridgestone Corp.	3,200	58,981
Brother Industries Ltd.	52,700	684,525
Canon, Inc.	13,700	686,000
Capcom Co., Ltd.	2,000	60,331
Central Glass Co., Ltd.	59,000	224,348
Central Japan Railway Co.	31	303,421
Chiba Bank Ltd. (The)	12,000	95,083
Chubu Electric Power Co., Inc.	6,200	145,461
Chugoku Electric Power Co., Inc. (The)	3,900	85,700
Circle K Sunkus Co., Ltd.	2,100	31,879
CKD Corp.	5,300	34,868
Cosmo Oil Co., Ltd.	62,000	206,836
CSK Holdings Corp.	2,500	53,485
Dai Nippon Printing Co., Ltd.	17,000	260,879
Daihatsu Motor Co., Ltd.	11,000	131,384
Daiwa House Industry Co., Ltd.	9,000	101,830
Daiwa Securities Group, Inc.	7,000	70,081
Denso Corp.	26,200	917,537
Dentsu Inc.	34	78,146
East Japan Railway Co.	25	199,674
Eisai Co., Ltd.	1,700	60,404
Eizo Nanao Corp.	12,300	242,218
Fanuc Ltd.	800	84,731
Foster Electric Co., Ltd.	3,100	59,624
Fuji Heavy Industries Ltd.	104,300	450,738
FUJIFILM Holdings Corp.	3,500	134,298
Fujitsu Ltd.	46,000	295,947
Futaba Industrial Co., Ltd.	2,700	61,553
Glory Ltd.	5,000	113,240
H2O Retailing Corp.	14,000	101,799
Hisamitsu Pharmaceutical Co., Inc.	2,700	101,241
Hitachi Capital Corp.	12,900	189,840
Hitachi Kokusai Electric, Inc.	7,000	66,714
Hitachi Ltd.	24,000	163,067
Honda Motor Co., Ltd.	25,900	825,020
ITOCHU Corp.	7,000	73,039
Japan Tobacco, Inc.	34	164,936
JFE Holdings, Inc.	6,800	370,786
Joyo Bank Ltd. (The)	24,000	137,482
Kamigumi Co., Ltd.	10,000	77,040

Description	Shares or Principal Amount	Value

Kansai Electric Power Co., Inc. (The)	10,200	$243,106
Kawasaki Kisen Kaisha Ltd.	12,000	121,131
Kayaba Industry Co., Ltd.	13,000	60,884
KDDI Corp.	35	225,325
Keisei Electric Railway Co., Ltd.	10,000	55,150
Kikkoman Corp.	6,000	71,815
Komatsu Ltd.	12,900	394,318
Konica Minolta Holdings Inc	8,500	127,998
Kubota Corp.	37,000	260,683
Kureha Corp.	61,000	382,900
Kyocera Corp.	700	64,253
Kyowa Exeo Corp.	51,000	403,501
Lawson, Inc.	2,100	90,719
Leopalace21 Corp.	5,900	105,360
Makino Milling Machine Co., Ltd.	6,000	44,159
Makita Corp.	2,700	92,269
Marubeni Corp.	114,000	902,750
Matsushita Electric Industrial Co., Ltd.	43,000	1,008,314
Millea Holdings, Inc.	9,800	413,540
Ministop Co., Ltd.	13,000	269,963
Mitsubishi Chemical Holdings Corp.	35,000	233,697
Mitsubishi Corp.	25,500	825,239
Mitsubishi Electric Corp.	42,000	432,382
Mitsubishi Estate Co., Ltd.	9,000	259,563
Mitsubishi Gas Chemical Co., Inc.	23,000	156,926
Mitsubishi Materials Corp.	34,000	160,341
Mitsubishi Tanabe Pharma Corp.	16,000	191,720
Mitsubishi UFJ Financial Group Inc.	89,900	988,543
Mitsui & Co., Ltd.	23,000	535,999
Mitsui Chemicals, Inc.	15,000	91,456
Mitsui Fudosan Co., Ltd.	5,000	124,936
Mitsui Mining & Smelting Co., Ltd.	143,100	486,931
Mitsui O.S.K. Lines Ltd.	17,000	232,387
*Mitsui Sumitomo Insurance Group Holdings Inc.	3,000	119,440
Mizuho Financial Group, Inc.	128	665,353
Morinaga Milk Industry Co., Ltd.	18,000	57,067
NGK Insulators Ltd.	48,000	928,755
NHK Spring Co., Ltd.	13,000	94,121
Nichirei Corp.	13,000	61,634
Nifco, Inc.	16,000	346,476
Nikon Corp.	7,000	203,916
Nintendo Co., Ltd.	3,300	1,828,859
Nippon Mining Holdings, Inc.	29,000	180,442
Nippon Oil Corp.	74,000	510,132
Nippon Sheet Glass Co., Ltd.	32,000	147,635
Nippon Shokubai Co., Ltd.	11,000	79,575

(MTB International Equity Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	187

MTB International Equity Fund (continued)

Description	Shares or Principal Amount	Value

Nippon Steel Corp.	77,000	$435,288
Nippon Telegraph & Telephone Corp.	236	1,020,394
Nippon Yakin Kogyo Co., Ltd.	8,500	67,765
Nippon Yusen K.K.	26,000	253,983
Nissan Motor Co., Ltd.	87,500	783,428
Nisshin Oillio Group, Ltd. (The)	16,000	58,496
Nisshin Seifun Group, Inc.	11,500	123,815
Nisshin Steel Co., Ltd.	62,000	229,552
Nitto Denko Corp.	21,700	894,513
NOF Corp	107,000	497,004
Nomura Holdings, Inc.	19,100	332,557
NSK Ltd.	24,000	201,823
NTT Data Corp.	36	148,762
NTT DoCoMo, Inc.	688	1,017,736
Olympus Corp.	2,000	65,779
Omron Corp.	6,700	139,881
ORIX Corp.	6,680	1,213,882
Osaka Gas Co., Ltd.	39,000	139,142
QP Corp.	7,900	79,375
Rengo Co., Ltd.	20,000	107,952
Resona Holdings, Inc.	68	131,823
Ricoh Co., Ltd.	44,000	764,290
Sanwa Holdings Corp.	10,000	41,717
Secom Co., Ltd.	3,900	182,498
Seven & I Holdings Co., Ltd.	1,800	53,773
Shimachu Co., Ltd.	1,900	52,110
Shin-Etsu Chemical Co., Ltd.	20,100	1,254,003
Shinmaywa Industries Ltd.	24,000	92,249
Showa Shell Sekiyu K.K.	24,200	256,116
Sony Corp.	10,200	467,566
Sumitomo Bakelite Co., Ltd.	26,000	145,978
Sumitomo Corp.	62,300	831,676
Sumitomo Electric Industries Ltd.	9,500	122,239
Sumitomo Metal Mining Co., Ltd.	12,000	218,637
Sumitomo Mitsui Financial Group, Inc.	61	529,704
Sumitomo Realty & Development Co., Ltd.	7,000	173,602
Taiheiyo Cement Corp.	30,000	68,862
Taisei Corp.	23,000	61,119
Taisho Pharmaceutical Co Ltd	5,000	95,682
Takeda Pharmaceutical Co., Ltd.	10,300	546,886
Takefuji Corp.	3,470	82,258
TDK Corp.	2,700	184,915
Teijin Ltd.	38,000	146,697
Tobu Railway Co., Ltd.	22,000	112,465
Tohoku Electric Power Co., Inc.	4,100	93,142
Tokyo Electric Power Co., Inc. (The)	13,400	341,680

Description	Shares or Principal Amount	Value

Tokyo Electron Ltd.	4,100	$264,560
Tokyu Corp.	16,000	84,574
Toshiba Corp.	50,000	418,192
Toshiba Machine Co., Ltd.	9,000	58,508
Tosoh Corp.	31,000	119,999
Toyo Suisan Kaisha Ltd.	4,000	71,187
Toyo Tire & Rubber Co., Ltd.	69,000	266,930
Toyota Motor Corp.	46,200	2,349,888
UNY Co., Ltd.	22,000	215,712
West Japan Railway Co.	35	151,553
Yamada Denki Co., Ltd.	11,600	1,000,819
Yamaha Corp.	8,300	164,008
Yamaha Motor Co., Ltd.	6,400	124,844
Yamato Kogyo Co., Ltd.	1,200	56,777
Yokohama Rubber Co., Ltd. (The)	78,000	401,633
Zeon Corp.	16,000	81,289

TOTAL JAPAN		$46,351,808

LUXEMBOURG – 1.6%
ArcelorMittal	25,692	2,267,637
Millicom International Cellular SA	12,893	1,392,573
Oriflame Cosmetics SA ADR	11,950	915,005

TOTAL LUXEMBOURG		$4,575,215

MEXICO – 0.4%
Telefonos de Mexico SAB de CV	142,000	256,686
Wal-Mart de Mexico SAB de CV, Series V ADR	20,375	818,276

TOTAL MEXICO		$1,074,962

NETHERLANDS – 2.1%
Aegon NV	31,400	502,999
Boskalis Westminster	7,335	440,774
ING Groep NV	38,060	1,448,905
Koninklijke Ahold NV	31,337	465,825
Koninklijke DSM NV	27,770	1,496,022
Koninklijke Philips Electronics NV	24,169	907,787
Koninklijke Philips Electronics NV	7,533	284,062
Royal KPN NV	18,000	329,009
TNT NV	226	8,805

TOTAL NETHERLANDS		$5,884,188

NEW ZEALAND – 0.1%
Fisher & Paykel Appliances Holdings Ltd.	55,900	105,635
Telecom Corp of New Zealand Ltd.	56,261	166,363

TOTAL NEW ZEALAND		$271,998

NORWAY – 1.4%
Aker Yards ASA	25,900	340,900
Norsk Hydro ASA	14,000	206,914

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2008

188	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Description	Shares or Principal Amount	Value

Petroleum Geo-Services ASA	27,110	$733,830
*Renewable Energy Corp., A/S	37,021	1,250,786
StatoilHydro ASA	39,620	1,427,394

TOTAL NORWAY		$3,959,824

POLAND – 0.2%
Telekomunikacja Polska S.A.	61,600	621,279

PORTUGAL – 0.2%
Portugal Telecom, SGPS, SA	40,497	482,160

RUSSIA – 0.4%
MMC Norilsk Nickel ADR	40,000	1,079,200

SINGAPORE – 1.4%
*Chartered Semiconductor Manufacturing Ltd.	4,000	2,326
ComfortDelgro Corp., Ltd.	32,000	41,168
DBS Group Holdings Ltd.	10,000	146,000
Hong Leong Finance Ltd.	13,494	38,809
Jardine Cycle & Carriage Ltd.	13,000	158,726
Keppel Land Ltd.	178,000	795,457
*Keppel Corp., Ltd.	105,200	797,750
MobileOne Ltd.	149,900	216,016
Neptune Orient Lines Ltd.	6,000	14,184
Oversea-Chinese Banking Corp.	30,000	195,269
Parkway Holdings Ltd.	23,000	59,364
Singapore Airlines Ltd.	63,074	742,769
Singapore Exchange Ltd.	8,000	50,386
Singapore Petroleum Co., Ltd.	41,000	217,725
Singapore Press Holdings Ltd.	25,000	81,890
Singapore Telecommunications Ltd.	38,600	110,332
SMRT Corp., Ltd.	42,000	55,669
Tat Hong Holdings Ltd.	22,000	34,881
United Overseas Bank Ltd.	2,000	29,999
UOL Group Ltd.	27,000	75,352
Wing Tai Holdings Ltd.	29,000	42,832

TOTAL SINGAPORE		$3,906,904

SOUTH AFRICA – 0.6%
Astral Foods Ltd.	16,800	225,918
MTN Group Ltd	45,712	873,526
Nedbank Group Ltd.	21,637	327,284
Telkom SA Ltd.	12,300	208,256

TOTAL SOUTH AFRICA		$1,634,984

SOUTH KOREA – 1.3%
Daishin Securities Co., Ltd.	12,200	270,733
Korea Exchange Bank	26,200	398,494
KT Corp.	3,100	143,151
LG Chem Ltd.	4,300	428,864
Nong Shim Co., Ltd.	1,700	312,821

Description	Shares or Principal Amount	Value

Samsung Electronics Co., Ltd	900	$638,209
Samsung Electronics Co., Ltd.	3,537	1,254,079
SK Telecom Co Ltd	1,400	283,449

TOTAL SOUTH KOREA		$3,729,800

SPAIN – 5.3%
Banco Bilbao Vizcaya Argentaria SA	161,974	3,719,095
Banco Popular Espanol SA	11,000	190,413
Banco Santander SA	290,285	6,281,164
Bolsas y Mercados Espanoles	5,418	273,838
Mapfre SA	105,959	537,885
Repsol YPF SA	30,100	1,223,266
Telefonica, SA	80,300	2,329,475
Union Fenosa SA	10,329	694,687

TOTAL SPAIN		$15,249,823

SWEDEN – 1.6%
Alfa Laval AB	10,425	686,074
Electrolux AB	35,600	545,896
Hennes & Mauritz AB-B Shares	15,800	937,731
Nordea Bank AB	95,900	1,585,821
Scania AB-B Shares	12,300	253,887
Telefonaktiebolaget LM Ericsson, B Shares	48,000	121,706
Volvo AB-B Shares	19,900	303,460

TOTAL SWEDEN		$4,434,575

SWITZERLAND – 5.8%
ABB Ltd.	85,468	2,620,178
Baloise Holding AG	6,323	692,051
Credit Suisse Group AG	32,334	1,732,068
Helvetia Holding AG	800	336,260
Holcim Ltd.	9,336	916,058
*Logitech International SA	19,516	590,382
Nestle SA	5,814	2,785,296
Nobel Biocare Holding AG	19,302	697,555
Novartis AG	37,013	1,879,619
Roche Holding AG	9,343	1,555,791
Swiss Reinsurance	9,400	781,743
Swisscom AG	2,000	713,362
Syngenta AG	2,502	740,999
UBS AG	4,600	154,655
*UBS AG (Rights)	4,600	7,769
Zurich Financial Services AG	1,700	519,123

TOTAL SWITZERLAND		$16,722,909

TAIWAN – 0.2%
AU Optronics Corp., ADR	33,503	653,979

(MTB International Equity Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	189

MTB International Equity Fund (concluded)

Description	Shares or Principal Amount	Value

TURKEY – 0.2%
Tupras Turkiye Petrol Rafine	10,800	$290,173
Turk Sise ve Cam Fabrikalari AS	242,300	373,597

TOTAL TURKEY		$663,770

UNITED KINGDOM – 18.3%
Admiral Group Plc	24,830	427,437
Aegis Group Plc.	41,136	100,117
Alliance & Leicester Plc.	16,300	166,362
Anglo American Plc.	21,617	1,388,118
ARM Holdings Plc.	428,451	851,392
AstraZeneca Plc.	60,593	2,549,209
*Autonomy Corp., Plc.	97,101	1,645,821
Aviva Plc.	58,495	726,313
Barclays Plc	83,961	750,149
BG Group Plc.	10,700	260,179
BHP Billiton Plc.	27,924	986,694
BP Plc.	230,914	2,802,752
Bradford & Bingley Plc.	28,100	90,678
Brit Insurance Holdings Plc.	54,500	263,659
British American Tobacco Plc.	61,286	2,322,744
British Energy Group Plc.	31,001	465,447
British Sky Broadcasting Group Plc.	81,336	877,349
BT Group Plc.	108,900	478,593
Burberry Group Plc.	15,286	145,969
Capita Group Plc./The	20,413	267,863
Centrica Plc.	86,397	502,103
Compass Group Plc.	71,892	484,048
Computacenter Plc.	115,600	441,239
Dairy Crest Group Plc.	13,900	111,336
De La Rue Plc.	26,664	447,672
DSG International Plc.	114,200	147,287
Game Group Plc	105,629	573,043
GKN Plc.	105,200	590,683
GlaxoSmithKline Plc.	85,826	1,901,292
HBOS Plc.	43,850	404,303
Home Retail Group Plc.	74,494	387,921
HSBC Holdings Plc.	21,005	366,051
ICAP Plc.	65,110	751,399
IG Group Holdings Plc.	27,342	195,548
IMI Plc	43,600	388,920

Description	Shares or Principal Amount	Value

Intertek Group Plc.	2,852	$54,780
*Invensys Plc	32,462	193,255
Lloyds TSB Group Plc.	208,804	1,773,706
Man Group, Plc	75,638	865,490
Michael Page International Plc.	166,714	949,378
National Grid Plc.	24,166	334,884
Northumbrian Water Group Plc.	39,761	256,253
Old Mutual Plc.	45,300	114,266
Premier Foods Plc.	67,000	170,769
Prudential Plc.	177,274	2,414,741
Reckitt Benckiser Group Plc.	14,622	851,958
Rio Tinto Plc.	6,205	720,275
Royal Bank of Scotland Group Plc.	206,275	1,393,558
Royal Dutch Shell Plc. A Shares	38,605	1,549,793
Royal Dutch Shell Plc. B Shares	98,212	3,921,252
Scottish & Southern Energy Plc.	25,079	691,187
Severn Trent Plc.	20,379	586,692
Shire Plc.	25,236	464,055
Smith & Nephew Plc.	91,330	1,182,175
Standared Chartered Plc.	7,210	255,467
Taylor Wimpey Plc.	20,200	51,207
Tesco Plc.	94,406	797,937
Tomkins Plc.	84,800	305,075
TUI Travel Plc.	92,858	435,885
Tullett Prebon Plc.	63,995	549,754
Unilever Plc.	38,229	1,287,082
Vodafone Group Plc.	1,266,855	4,006,978
*Wellstream Holdings Plc	42,670	1,069,093

TOTAL UNITED KINGDOM		$52,506,635

TOTAL COMMON STOCK (COST $253,041,548)		$281,083,663

[6,7]MONEY MARKET FUND – 1.3%
MTB Prime Money Market Fund, Corporate Shares, 2.34%	$3,760,989	$3,760,989

TOTAL INVESTMENTS – 99.4% (COST $256,802,537)		$284,844,652

OTHER ASSETS LESS LIABILITIES – 0.6%		$1,858,958

TOTAL NET ASSETS – 100.0%		$286,703,610

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

190	NOTES TO PORTFOLIOS OF INVESTMENTS

The categories of investments are shown as a percentage of total net assets at April 30, 2008.

(1)	Floating rate note with current rate and next reset date shown.

(2)	Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2008, these restricted securities were as follows:

MTB Fund	Amount	Percentage of Total Net Assets
Short-Term Corporate Bond Fund	$3,812,195	7.0%
Intermediate-Term Bond Fund	2,444,292	1.4%
Income Fund	6,191,407	6.3%
Balanced Fund	212,855	0.9%

(3)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2008, these liquid restricted securities were as follows:

MTB Fund	Amount	Percentage of Total Net Assets
Short-Term Corporate Bond Fund	$3,812,195	7.0%
Intermediate-Term Bond Fund	2,444,292	1.4%
Income Fund	6,191,407	6.3%
Balanced Fund	212,855	0.9%

(4)	Current rate and next reset date shown for Variable Rate Demand Notes.

(5)	At April 30, 2007, 1.0% of the total investments at market value were subject to the alternative minimum tax for New York Municipal Bond Fund, 0.6% for Maryland Municipal Bond Fund, 16.2% for Virginia Municipal Bond Fund and 0.8% for Pennsylvania Municipal Bond Fund.

(6)	Affiliated company.

(7)	7-Day net yield.

(8)	Discount rate at time of purchase.

*	Non-income producing security.

At April 30, 2008, the International Equity Fund had the following outstanding long futures contracts:

Contracts	Number of Contracts	Notional Value	Expiration Date	Net Unrealized Appreciation (Depreciation)
7MSCI Pan Euro Index Futures	5	97,570	June 2008	$16,009
7TOPIX Index Futures	5	60,044,000	June 2008	$73,005
NET UNREALIZED APPRECIATION OF FUTURES CONTRACTS				$89,014

At April 30, 2008, the International Equity Fund had the following outstanding foreign exchange contracts:

Settlement Date	Contracts to Deliver/Receive	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED:
5/1/2008	14,650 Australian Dollar	$13,715	$13,822	($107)
5/1/2008	14,875 Australian Dollar	13,926	14,035	($109)
5/1/2008	842,578 Japanese Yen	8,067	8,103	($36)
5/1/2008	845,577 Japanese Yen	8,096	8,132	($36)
5/1/2008	854,572 Japanese Yen	8,182	8,218	($36)
5/1/2008	9,357 Australian Dollar	8,760	8,828	($68)
5/1/2008	998,500 Japanese Yen	9,560	9,603	($43)
5/2/2008	534,777 Danish Krone	111,331	111,900	($569)
5/2/2008	25,184 Euro Dollar	39,274	39,323	($49)
5/5/2008	102,043 Euro Dollar	158,768	159,300	($532)
5/23/2008	498,000 Euro Dollar	777,926	776,840	$1,086
5/23/2008	200,000 Pound Sterling	397,200	397,033	$167

April 30, 2008  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	191

Settlement Date	Contracts to Deliver/Receive	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
CONTRACTS SOLD:
5/2/2008	115,500 Swiss Franc	$111,331	$111,470	$139
5/23/2008	200,000 Pound Sterling	398,252	397,033	($1,219)
5/23/2008	498,000 Euro Dollar	794,689	776,840	($17,849)
5/23/2008	91,485,000 Japanese Yen	888,714	881,095	($7,619)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				($26,880)

ANNUAL REPORT  /  April 30, 2008

192	NOTES TO PORTFOLIOS OF INVESTMENTS

The following acronyms are used throughout this report:

ADR – American Depositary Receipt

AMBAC – American Municipal Bond Assurance Corporation

CIFG – CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee

EDA – Economic Development Authority

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Administration

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

GTD – Guaranteed

HEFA – Health and Education Facilities Authority

HFA – Housing Finance Agency

IDA – Industrial Development Authority

IDFA – Industrial Development Finance Authority

INS – Insured

LOC(s) – Letter(s) of Credit

LT – Limited Tax

MTN – Medium Term Note

PRF – Prerefunded

REIT – Real Estate Investment Trusts

SFM – Single Family Mortgage

UT – Unlimited Tax

MTB Fund	Cost of Investments for Federal Tax Purposes
Short Duration Government Bond Fund	$166,300,107

Short-Term Corporate Bond Fund	53,933,023

U.S. Government Bond Fund	121,323,000

New York Municipal Bond Fund	103,865,803

Pennsylvania Municipal Bond Fund	120,527,687

Maryland Municipal Bond Fund	128,261,246

Virginia Municipal Bond Fund	16,074,727

Intermediate-Term Bond Fund	178,700,046

Income Fund	98,397,883

Managed Allocation Fund – Conservative Growth	11,820,973

Managed Allocation Fund – Moderate Growth	59,326,210

Managed Allocation Fund – Aggressive Growth	30,653,338

Balanced Fund	25,391,191

Equity Income Fund	32,867,587

Large Cap Value Fund	155,716,197

Equity Index Fund	94,454,576

Large Cap Stock Fund	114,108,661

Large Cap Growth Fund	69,203,909

Multi Cap Growth Fund	27,785,904

Mid Cap Stock Fund	104,594,407

Mid Cap Growth Fund	62,716,051

Small Cap Stock Fund	71,328,294

Small Cap Growth Fund	184,548,296

International Equity Fund	258,554,132

See Notes which are an integral part of the Financial Statements

April 30, 2008  /  ANNUAL REPORT

193

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ANNUAL REPORT  /  April 30, 2008

194	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2008	Short Duration Government Bond Fund	Short-Term Corporate Bond Fund	U.S. Government Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund
ASSETS
Investments in securities, at value	$167,546,089	$54,198,100	$123,173,616	$104,457,391	$122,564,097
Cash	295	—	—	1,248,448	—
Income receivable	637,892	547,435	946,025	1,707,749	1,763,742
Receivable for shares sold	106,863	—	42,612	14,912	11,370
Receivable for investments sold	—	—	3,213	2,658,775	—

TOTAL ASSETS	168,291,139	54,745,535	124,165,466	110,087,275	124,339,209

LIABILITIES:
Payable for investments purchased	—	—	—	4,952,327	—
Payable to bank	—	—	—	—	—
Income distribution payable	547,235	157,070	458,629	335,622	362,745
Payable for shares redeemed	35,024	215	22,450	9,970	22,862
Payable for Trustees’ fees	1,426	1,886	888	1,992	1,583
Payable for distribution services fee (Note 5)	494	81	24,982	14,405	952
Payable for shareholder services fee (Note 5)	42	24	112	367	215
Accrued expenses	51,125	29,532	35,453	33,542	30,393

TOTAL LIABILITIES	635,346	188,808	542,514	5,348,225	418,750

NET ASSETS	$167,655,793	$54,556,727	$123,622,952	$104,739,050	$123,920,459

NET ASSETS CONSIST OF:
Paid-in capital	$167,997,973	$55,878,854	$125,918,668	$104,866,386	$121,764,008
Net unrealized appreciation (depreciation) of investments	1,212,333	265,077	2,159,954	552,048	2,045,532
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,575,387)	(1,605,582)	(4,506,461)	(700,474)	80,456
Undistributed net investment income	20,874	18,378	50,791	21,090	30,463

TOTAL NET ASSETS	$167,655,793	$54,556,727	$123,622,952	$104,739,050	$123,920,459

Class A Shares	$3,005,140	$63,283	$37,690,009	$60,836,178	$5,344,325

Class B Shares	$104,083	$76,373	$316,162	$1,166,227	$852,848

Institutional I Shares	$164,546,570	$54,417,071	$85,616,781	$42,736,645	$117,723,286

SHARES OUTSTANDING, NO PAR VALUE, UNLIMITED SHARES AUTHORIZED
Class A Shares	307,261	6,409	3,976,096	5,935,721	533,559

Class B Shares	10,642	7,731	33,330	113,760	85,143

Institutional I Shares	16,822,875	5,510,477	9,026,088	4,168,735	11,753,327

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (continued)	195

Maryland Municipal Bond Fund	Virginia Municipal Bond Fund	Intermediate-Term Bond Fund	Income Fund	Managed Allocation Fund— Conservative Growth		Managed Allocation Fund— Moderate Growth

$128,770,483	$16,391,256	$179,969,010	$97,847,773	$11,476,692	(a)	$58,322,026	(a)
—	—	—	—	—		—
2,056,592	261,810	1,077,743	968,165	12,193		38,567
36,568	—	250	563	540		17,946
—	—	1,021,840	1,021,898	—		—

130,863,643	16,653,066	182,068,843	99,838,399	11,489,425		58,378,539

—	—	1,491,975	1,491,975	—		—
—	12,086	—	—	—		—
418,833	46,490	493,244	392,711	—		—
57,884	1,355	44,875	47,508	25,160		30,915
1,551	—	2,094	1,734	1,525		875
4,908	4,266	387	1,253	1,444		31,627
364	—	70	180	—		—
36,617	19,215	40,657	27,045	28,999		44,475

520,157	83,412	2,073,302	1,962,406	57,128		107,892

$130,343,486	$16,569,654	$179,995,541	$97,875,993	$11,432,297		$58,270,647

$129,595,252	$16,241,833	$184,048,845	$100,026,769	$11,445,405		$56,525,637
442,395	300,795	1,319,425	(533,671)	(287,641)		(887,581)
267,377	23,825	(5,431,045)	(1,636,739)	265,262		2,609,934
38,462	3,201	58,316	19,634	9,271		22,657

$130,343,486	$16,569,654	$179,995,541	$97,875,993	$11,432,297		$58,270,647

$41,845,740	$16,569,654	$1,495,014	$5,572,137	$8,295,961		$36,868,099

$1,564,395	$—	$158,330	$888,350	$3,136,336		$21,402,548

$86,933,351	$—	$178,342,197	$91,415,506	$—		$—

4,260,041	1,552,637	149,883	570,288	851,470		3,660,958

158,927	—	15,872	92,184	322,989		2,178,673

8,841,050	—	17,880,915	9,487,917	—		—

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2008

196	STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2008	Short Duration Government Bond Fund		Short-Term Corporate Bond Fund		U.S. Government Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Net Asset Value Per Share
Class A Shares	$9.78		$9.87		$9.48		$10.25		$10.02

Class B Shares	$9.78		$9.88		$9.49		$10.25		$10.02

Institutional I Shares	$9.78		$9.88		$9.49		$10.25		$10.02

Offering Price Per Share*
Class A Shares	$10.08	**	$10.18	**	$9.93	***	$10.73	***	$10.49	***

Class B Shares	$9.78		$9.88		$9.49		$10.25		$10.02

Institutional I Shares	$9.78		$9.88		$9.49		$10.25		$10.02

Redemption Proceeds Per Share*
Class A Shares	$9.78		$9.87		$9.48		$10.25		$10.02

Class B Shares	$9.29	*****	$9.38	*****	$9.01	*****	$9.74	*****	$9.52	*****

Institutional I Shares	$9.78		$9.88		$9.49		$10.25		$10.02

Investments, at identified cost	$166,333,756		$53,933,023		$121,013,662		$103,905,343		$120,518,565

(a)	Includes $11,476,692 and $58,322,026 of investments in affiliated issuers, respectively (Note 5).

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/97.00 of net asset value.

***	Computation of offering price per share 100/95.50 of net asset value.

****	Computation of offering price per share 100/96.00 of net asset value.

*****Computation	of redemption price per share 95/100 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (continued)	197

Maryland Municipal Bond Fund		Virginia Municipal Bond Fund		Intermediate-Term Bond Fund		Income Fund		Managed Allocation Fund— Conservative Growth		Managed Allocation Fund— Moderate Growth

$9.82		$10.67		$9.97		$9.77		$9.74		$10.07

$9.84		$—		$9.98		$9.64		$9.71		$9.82

$9.83		$—		$9.97		$9.63		$—		$—

$10.28	***	$11.17	***	$10.44	***	$10.23	***	$10.15	****	$10.54	***

$9.84		$—		$9.98		$9.64		$9.71		$9.82

$9.83		$—		$9.97		$9.63		$—		$—

$9.82		$10.67		$9.97		$9.77		$9.74		$10.07

$9.35	*****	$—		$9.48	*****	$9.15	*****	$9.22	*****	$9.33	*****

$9.83		$—		$9.97		$9.63		$—		$—

$128,328,088		$16,090,461		$178,649,585		$98,381,444		$11,764,333		$59,209,607

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2008

198	STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2008	Managed Allocation Fund— Aggressive Growth		Balanced Fund	Equity Income Fund
ASSETS
Investments in securities, at value	$29,874,931	(a)	$25,019,610 (a)	$29,701,600 (a)
Cash	—		—	—
Income receivable	1,268		85,760	58,088
Receivable for shares sold	19,157		478	94
Receivable for investments sold	—		172,774	389,557

TOTAL ASSETS	29,895,356		25,278,622	30,149,339

LIABILITIES:
Payable for investments purchased	—		183,105	354,707
Payable to bank	229		—	428
Payable for shares redeemed	20,182		—	5,000
Payable for Trustees’ fees	141		1,138	408
Payable for distribution services fee (Note 5)	4,449		10,707	1,010
Payable for shareholder services fee (Note 5)	—		2,356	2,253
Accrued expenses	22,207		46,476	35,415

TOTAL LIABILITIES	47,208		243,782	399,221

NET ASSETS	$29,848,148		$25,034,840	$29,750,118

NET ASSETS CONSIST OF:
Paid-in capital	$28,656,094		$65,054,160	$34,371,960
Net unrealized appreciation (depreciation) of investments	(666,110)		(333,369)	(2,975,284)
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,858,164		(39,737,485)	(1,674,906)
Undistributed net investment income	—		51,534	28,348

TOTAL NET ASSETS	$29,848,148		$25,034,840	$29,750,118

Class A Shares	$20,282,384		$18,568,435	$3,645,249

Class B Shares	$9,565,764		$3,808,190	$333,674

Institutional I Shares	$—		$2,658,215	$25,771,195

SHARES OUTSTANDING, NO PAR VALUE, UNLIMITED SHARES AUTHORIZED
Class A Shares	2,029,403		1,286,887	564,101

Class B Shares	989,065		262,607	51,979

Institutional I Shares	—		183,756	4,015,728

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (continued)	199

Large Cap Value Fund		Equity Index Fund	Large Cap Stock Fund		Large Cap Growth Fund		Multi Cap Growth Fund

$162,806,176	(a)	$110,233,882	$151,242,740	(a)	$72,964,981	(a)	$30,092,474	(a)
—		324	—		—		—
150,659		102,752	119,332		40,689		13,921
69,582		3,689	10,773		82,303		2,267
—		311,415	1,125,906		826,894		550,877

163,026,417		110,652,062	152,498,751		73,914,867		30,659,539

517,332		172,689	624,256		1,036,922		613,801
—		—	—		—		—
17,256		23,081	43,370		10,194		1,936
1,061		1,698	935		1,751		1,932
31,326		1,638	8,017		1,274		9,209
11,996		280	18,697		9,632		2,884
31,843		46,297	78,904		45,962		58,180

610,814		245,683	774,179		1,105,735		687,942

$162,415,603		$110,406,379	$151,724,572		$72,809,132		$29,971,597

$154,815,476		$106,212,058	$127,949,894		$70,561,624		$56,260,947
7,070,302		19,520,962	37,609,082		3,788,729		2,458,769
435,628		(15,463,526)	(14,288,452)		(1,541,221)		(28,783,469)
94,197		136,885	454,048		—		35,350

$162,415,603		$110,406,379	$151,724,572		$72,809,132		$29,971,597

$40,020,538		$3,690,241	$27,499,844		$1,857,503		$17,199,152

$1,231,856		$635,453	$3,831,774		$963,597		$2,608,498

$121,163,209		$106,080,685	$120,392,954		$69,988,032		$10,163,947

3,533,971		320,590	3,457,932		212,289		938,010

110,449		55,302	518,165		117,783		151,885

10,689,192		9,214,583	15,241,440		8,003,060		544,607

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2008

200	STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2008	Managed Allocation Fund— Aggressive Growth		Balanced Fund		Equity Income Fund
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Net Asset Value Per Share
Class A Shares	$9.99		$14.43		$6.46

Class B Shares	$9.67		$14.50		$6.42

Institutional I Shares	$—		$14.47		$6.42

Offering Price Per Share*
Class A Shares	$10.52	**	$15.27	***	$6.84	***

Class B Shares	$9.67		$14.50		$6.42

Institutional I Shares	$—		$14.47		$6.42

Redemption Proceeds Per Share*
Class A Shares	$9.99		$14.43		$6.46

Class B Shares	$9.19	****	$13.78	****	$6.10	****

Institutional I Shares	$—		$14.47		$6.42

Investments, at identified cost	$30,541,041		$25,352,979		$32,676,884

(a)	Includes $29,874,931, $1,055,921, $777,489, $8,235,457, $223,965, $158,690, $494,857 and $693,715 of investments in affiliated issuers, respectively (Note 5).

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/95 of net asset value.

***	Computation of offering price per share 100/94.50 of net asset value.

****	Computation of redemption price per share 95/100 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (continued)	201

Large Cap Value Fund		Equity Index Fund		Large Cap Stock Fund		Large Cap Growth Fund		Multi Cap Growth Fund

$11.32		$11.51		$7.95		$8.75		$18.34

$11.15		$11.49		$7.39		$8.18		$17.17

$11.34		$11.51		$7.90		$8.75		$18.66

$11.98	***	$12.18	***	$8.41	***	$9.26	***	$19.41	***

$11.15		$11.49		$7.39		$8.18		$17.17

$11.34		$11.51		$7.90		$8.75		$18.66

$11.32		$11.51		$7.95		$8.75		$18.34

$10.60	****	$10.92	****	$7.03	****	$7.77	****	$16.32	****

$11.34		$11.51		$7.90		$8.75		$18.66

$155,735,874		$90,712,920		$113,633,658		$69,176,252		$27,633,705

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2008

202	STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2008	Mid Cap Stock Fund		Mid Cap Growth Fund		Small Cap Stock Fund		Small Cap Growth Fund		International Equity Fund
ASSETS
Investments in securities, at value	$110,847,402	(a)	$75,498,644	(a)	$72,495,179	(a)	$190,977,746	(a)	$284,844,652	(a)
Cash	—		—		—		29,215		—
Cash denominated in foreign currencies (identified cost $1,731,360)	—		—		—		—		1,745,993
Receivable for daily variation margin	—		—		—		—		105,414
Income receivable	122,439		30,034		54,200		20,574		1,430,068
Receivable for shares sold	36,922		29,965		22,135		162,899		31,375
Receivable for foreign exchange contacts	—		—		—		—		1,392
Receivable for investments sold	1,225,191		876,322		1,322,200		13,972,034		3,550,998

TOTAL ASSETS	112,231,954		76,434,965		73,893,714		205,162,468		291,709,892

LIABILITIES:
Payable for investments purchased	441,618		655,415		548,019		14,228,445		3,928,026
Payable to bank	—		—		—		—		920,926
Payable for foreign exchange contacts	—		—		—		—		28,272
Payable for shares redeemed	201,765		604		8,033		13,444		46,141
Payable for Trustees’ fees	1,355		1,406		461		884		751
Payable for distribution services fee (Note 5)	23,817		—		1,726		13,535		4,345
Payable for shareholder services fee (Note 5)	7,026		7,413		12,007		17,684		35,872
Accrued expenses	53,744		30,855		60,421		102,083		41,949

TOTAL LIABILITIES	729,325		695,693		630,667		14,376,075		5,006,282

NET ASSETS	$111,502,629		$75,739,272		$73,263,047		$190,786,393		$286,703,610

NET ASSETS CONSIST OF:
Paid-in capital	$102,064,998		$61,029,678		$75,738,469		$203,708,994		$254,829,353
Net unrealized appreciation (depreciation) of investments	6,535,387		13,042,727		1,959,514		10,719,313		28,110,557
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	2,609,676		1,666,867		(4,434,936)		(23,641,914)		2,986,597
Undistributed net investment income	292,568		—		—		—		777,103

TOTAL NET ASSETS	$111,502,629		$75,739,272		$73,263,047		$190,786,393		$286,703,610

Class A Shares	$40,994,237		$6,313,829		$5,114,744		$47,293,681		$11,708,940

Class B Shares	$2,018,454		$528,458		$1,117,519		$2,119,045		$1,094,561

Class C Shares	$—		$—		$—		$298,977		$—

Institutional I Shares	$68,489,938		$68,896,985		$67,030,784		$141,074,690		$273,900,109

SHARES OUTSTANDING, NO PAR VALUE, UNLIMITED SHARES AUTHORIZED
Class A Shares	3,047,693		469,982		977,928		3,045,488		961,135

Class B Shares	164,834		40,956		241,298		146,442		93,367

Class C Shares	—		—		—		20,020		—

Institutional I Shares	5,080,333		5,042,475		12,821,101		8,850,744		22,649,216

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	203

April 30, 2008	Mid Cap Stock Fund		Mid Cap Growth Fund		Small Cap Stock Fund		Small Cap Growth Fund		International Equity Fund
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE*
Net Asset Value Per Share
Class A Shares	$13.45		$13.43		$5.23		$15.53		$12.18

Class B Shares	$12.25		$12.90		$4.63		$14.47		$11.72

Class C Shares	$—		$—		$—		$14.93		$—

Institutional I Shares	$13.48		$13.66		$5.23		$15.94		$12.09

Offering Price Per Share*
Class A Shares	$14.23	**	$14.21	**	$5.53	**	$16.43	**	$12.89	**

Class B Shares	$12.25		$12.90		$4.63		$14.47		$11.72

Class C Shares	$—		$—		$—		$14.93		$—

Institutional I Shares	$13.48		$13.66		$5.23		$15.94		$12.09

Redemption Proceeds Per Share*
Class A Shares	$13.45		$13.43		$5.23		$15.53		$12.18

Class B Shares	$11.64	***	$12.26	***	$4.40	***	$13.75	***	$11.13	***

Class C Shares	$—		$—		$—		$14.78	****	$—

Institutional I Shares	$13.48		$13.66		$5.23		$15.94		$12.09

Investments, at identified cost	$104,312,015		$62,455,917		$70,535,665		$180,258,433		$256,802,537

(a)	Includes $1,971,900, $3,158,703, $1,693,390, $8,120,706, and $3,760,989 of investments in affiliated issuers, respectively (Note 5).

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

***	Computation of redemption price per share 95/100 of net asset value.

****	Computation of redemption price per share 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2008

204	STATEMENTS OF OPERATIONS

April 30, 2008	Short Duration Government Bond Fund	Short-Term Corporate Bond Fund	U.S. Government Bond Fund	New York Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—
Interest	8,381,785	2,796,461	8,019,777	4,768,523

TOTAL INVESTMENT INCOME	8,381,785	2,796,461	8,019,777	4,768,523

EXPENSES
Investment advisory fee (Note 5)	1,100,449	398,544	1,087,063	741,190
Administrative personnel and services fee (Note 5)	83,898	25,884	72,967	47,835
Custodian fees	17,514	9,189	21,054	13,998
Transfer and dividend disbursing agent fees and expenses	26,157	20,629	33,500	32,622
Trustees’ fees	12,070	12,538	11,462	12,410
Auditing fees	15,588	13,698	15,656	15,653
Legal fees	11,593	10,314	8,912	10,877
Portfolio accounting fees	64,959	20,169	57,667	34,945
Distribution services fee—Class A Shares (Note 5)	7,919	208	101,990	141,380
Distribution services fee—Class B Shares (Note 5)	767	452	1,747	9,172
Shareholder services fee—Class A Shares (Note 5)	7,919	208	125,278	154,641
Shareholder services fee—Class B Shares (Note 5)	256	151	583	3,058
Shareholder services fee—Institutional I Shares (Note 5)	450,346	141,978	262,376	107,012
Share registration costs	31,333	28,343	29,468	23,024
Printing and postage	6,521	6,063	8,423	9,348
Cash management fees	1,367	445	1,017	845
Tax Preparation fees	4,283	4,283	4,283	4,283
Principal Executive Officer fees	1,913	729	2,155	1,425
Investment Company Institute fees	1,028	358	1,370	581
Insurance premiums	12,703	9,331	10,946	10,228
Miscellaneous	100	3,498	6,247	4,218

TOTAL EXPENSES	1,858,683	707,012	1,864,164	1,378,745

WAIVERS AND REIMBURSEMENTS (NOTE 5)
Waiver/reimbursement of investment advisory fee	(172,437)	(140,145)	(76,139)	(260,300)
Waiver of distribution services fee—Class A Shares	(3,168)	(84)	(50,111)	(61,857)
Waiver of distribution services fee—Class B Shares	—	—	—	—
Waiver of shareholder services fee—Class A Shares	(7,919)	(208)	(125,278)	(154,641)
Waiver of shareholder services fee—Class B Shares	—	—	—	—
Waiver of shareholder services fee—Institutional I Shares	(450,346)	(141,978)	(262,376)	(107,012)
Waiver of transfer agent fee	(653)	(205)	(620)	(384)
Waiver of principal executive officer fee	(912)	(286)	(866)	(537)

TOTAL WAIVERS AND REIMBURSEMENTS	(635,435)	(282,906)	(515,390)	(584,731)

Net expenses	1,223,248	424,106	1,348,774	794,014

Net investment income	7,158,537	2,372,355	6,671,003	3,974,509

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	523,407	(96,467)	1,817,079	(475,321)
Capital gain distributions from other registered investment companies	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	2,739,446	351,763	1,645,881	(2,148,462)

Net realized and unrealized gain (loss) on investments	3,262,853	255,296	3,462,960	(2,623,783)

Change in net assets resulting from operations	$10,421,390	$2,627,651	$10,133,963	$1,350,726

(a)	Including $331,889, and $1,140,176 received from affiliated issuers, respectively (Note 5).

(b)	Net of foreign taxes withheld of $1,764

(c)	Includes realized gain of $18,736 and $516,020 from the sales of investments in affiliated issuers, respectively (Note 5).

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (continued)	205

Pennsylvania Municipal Bond Fund	Maryland Municipal Bond Fund	Virginia Municipal Bond Fund	Intermediate-Term Bond Fund	Income Fund	Managed Allocation Fund— Conservative Growth	Managed Allocation Fund— Moderate Growth

$—	$—	$—	$—	$—	$331,889 (a)	$1,140,176 (a)
5,875,450	6,557,696	773,045	9,453,801 (b)	6,570,399	58	751

5,875,450	6,557,696	773,045	9,453,801	6,570,399	331,947	1,140,927

917,012	963,174	119,062	1,330,163	712,192	31,701	154,501
59,793	62,781	7,761	86,570	55,266	5,840	28,328
19,190	22,349	5,449	18,734	10,374	4,104	7,778
23,504	36,396	11,885	22,362	32,801	30,511	101,247
12,105	12,046	9,140	12,713	10,128	12,107	11,474
15,649	15,677	15,093	15,710	15,543	15,691	15,683
10,588	11,190	6,363	10,900	9,661	10,396	9,756
41,590	44,282	6,697	67,692	36,110	4,406	35,640
13,078	108,044	40,128	3,594	14,550	22,934	92,924
6,473	12,544	—	852	7,328	24,526	171,144
12,971	109,080	42,522	3,594	14,631	22,934	92,547
2,037	4,183	—	284	2,443	8,175	57,048
309,691	230,739	—	471,185	279,671	—	—
21,719	24,730	18,551	29,513	31,766	19,157	26,428
6,090	7,873	3,586	4,588	7,349	6,998	36,774
966	967	132	1,409	750	101	804
4,283	4,283	4,283	4,282	4,230	4,283	4,283
1,714	1,627	246	2,323	1,696	480	1,088
550	706	70	805	704	53	261
11,207	11,357	7,678	13,296	10,255	7,277	8,780
4,932	5,513	2,962	4,977	3,589	2,003	2,874

1,495,142	1,689,541	301,608	2,105,546	1,261,037	233,677	859,362

(42,929)	(236,857)	(109,883)	(285,504)	(71,873)	(33,291)	(43,295)
(7,847)	(65,448)	—	(3,594)	(5,852)	(22,934)	(39,320)
—	—	—	—	—	(6,213)	—
(12,971)	(109,080)	(42,522)	(1,438)	(14,631)	(22,934)	(58,133)
—	—	—	—	—	(8,175)	—
(309,691)	(230,741)	—	(471,185)	(279,673)	—	—
(472)	(495)	(61)	(694)	(474)	(46)	(229)
(658)	(691)	(84)	(969)	(662)	(65)	(320)

(374,568)	(643,312)	(152,550)	(763,384)	(373,165)	(93,658)	(141,297)

1,120,574	1,046,229	149,058	1,342,162	887,872	140,019	718,065

4,754,876	5,511,467	623,987	8,111,639	5,682,527	191,928	422,862

755,162	277,288	12,240	1,250,434	60,313	18,736 (c)	516,020 (c)
—	—	—	—	—	414,916	3,422,855
(1,835,126)	(3,913,428)	(245,937)	1,838,201	(802,259)	(560,715)	(5,017,370)

(1,079,964)	(3,636,140)	(233,697)	3,088,635	(741,946)	(127,063)	(1,078,495)

$3,674,912	$1,875,327	$390,290	$11,200,274	$4,940,581	$64,865	$(655,633)

(Statements of Operations continued next page)

ANNUAL REPORT  /  April 30, 2008

206	STATEMENTS OF OPERATIONS (continued)

April 30, 2008	Managed Allocation Fund— Aggressive Growth	Balanced Fund		Equity Income Fund		Large Cap Value Fund
INVESTMENT INCOME:
Dividends	$240,584 (a)	$437,415	(a)(b)	$1,352,185	(a)(b)	$3,319,667	(a)(b)
Interest	19	591,536		—		—

TOTAL INVESTMENT INCOME	240,603	1,028,951		1,352,185		3,319,667

EXPENSES
Investment advisory fee (Note 5)	80,340	187,131		301,311		1,182,522
Administrative personnel and services fee (Note 5)	14,797	13,381		20,743		77,409
Custodian fees	5,105	10,007		5,472		13,322
Transfer and dividend disbursing agent fees and expenses	70,448	60,833		26,744		35,545
Trustees’ fees	10,299	11,714		10,980		11,659
Auditing fees	15,428	15,730		15,650		16,139
Legal fees	9,605	10,269		10,574		11,216
Portfolio accounting fees	16,165	23,857		18,383		57,355
Distribution services fee—Class A Shares (Note 5)	54,459	50,127		10,174		74,336
Distribution services fee—Class B Shares (Note 5)	77,663	33,262		2,646		10,355
Shareholder services fee—Class A Shares (Note 5)	54,459	50,128		10,176		102,149
Shareholder services fee—Class B Shares (Note 5)	25,888	11,075		882		3,452
Shareholder services fee—Institutional I Shares (Note 5)	—	9,039		96,411		316,845
Share registration costs	22,384	33,302		30,901		32,419
Printing and postage	26,142	30,762		9,217		15,625
Cash management fees	219	211		274		1,411
Tax Preparation fees	4,283	4,282		4,282		4,283
Principal Executive Officer fees	1,150	447		672		2,290
Investment Company Institute fees	138	124		180		706
Insurance premiums	7,718	8,069		7,339		11,480
Miscellaneous	2,888	2,585		2,914		4,763

TOTAL EXPENSES	499,578	566,335		585,925		1,985,281

WAIVERS AND REIMBURSEMENTS (NOTE 5)
Waiver/reimbursement of investment advisory fee	(13,357)	(168,154)		(60,026)		(37,393)
Waiver of distribution services fee—Class A Shares	(54,459)	(23,274)		—		—
Waiver of distribution services fee—Class B Shares	(18,639)	—		—		—
Waiver of shareholder services fee—Class A Shares	(54,459)	(50,128)		(10,176)		(102,033)
Waiver of shareholder services fee—Class B Shares	(25,888)	—		—		—
Waiver of shareholder services fee—Institutional I Shares	—	(5,588)		(50,207)		(164,759)
Waiver of transfer agent fee	(123)	(109)		(165)		(626)
Waiver of principal executive officer fee	(172)	(152)		(230)		(874)

TOTAL WAIVERS AND REIMBURSEMENTS	(167,097)	(247,405)		(120,804)		(305,685)

Net expenses	332,481	318,930		465,121		1,679,596

Net investment income (loss)	(91,878)	710,021		887,064		1,640,071

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	183,195 (c)	1,554,956		1,144,892		7,416,775
Capital gain distributions from other registered investment companies	2,555,939	—		—		—
Net change in unrealized appreciation (depreciation) of investments	(4,118,569)	(2,805,003)		(7,329,331)		(25,327,239)

Net realized and unrealized gain (loss) on investments	(1,379,435)	(1,250,047)		(6,184,439)		(17,910,464)

Change in net assets resulting from operations	$(1,471,313)	$(540,026)		$(5,297,375)		$(16,270,393)

(a)	Including $240,584, $46,063, $25,476, $298,770, $10,468, $34,838, $70,249 and $75,102 received from affiliated issuers, respectively (Note 5).

(b)	Net of foreign taxes withheld of $2,108, $10,408, $9,594, $58, $357 and $575, respectively

(c)	Includes realized gain of $183,195 from the sales of investments in affiliated issuers (Note 5).

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (continued)	207

Equity Index Fund		Large Cap Stock Fund	Large Cap Growth Fund		Multi Cap Growth Fund

$2,265,461	(a)(b)	$3,415,537 (a)	$958,984	(a)(b)	$302,959	(a)(b)
—		—	—		133,229

2,265,461		3,415,537	958,984		436,188

220,518		1,477,158	611,495		244,642
50,074		81,017	32,551		16,388
12,124		14,866	7,464		5,087
40,094		98,860	26,803		80,942
12,293		11,103	12,360		12,407
16,039		15,617	16,158		15,906
10,995		9,888	11,194		10,615
38,901		71,863	32,877		22,418
10,407		77,400	5,033		47,541
5,315		34,556	8,293		23,796
10,437		77,439	5,028		47,562
1,772		11,519	2,764		7,886
263,448		334,912	170,702		27,730
36,694		28,969	35,888		31,324
9,159		36,681	8,356		45,371
907		1,231	644		287
4,283		4,282	4,283		4,283
1,651		2,546	1,125		1,108
454		697	317		143
10,292		14,795	8,820		7,010
4,549		5,203	3,764		3,429

760,406		2,410,602	1,005,919		655,875

(184,918)		(135,537)	(54,533)		(165,648)
—		—	—		(22,374)
—		—	—		—
(10,437)		(77,439)	(5,028)		(47,562)
—		—	—		—
(263,448)		(179,660)	(89,471)		(16,568)
(403)		(641)	(282)		(129)
(563)		(896)	(393)		(180)

(459,769)		(394,173)	(149,707)		(252,461)

300,637		2,016,429	856,212		403,414

1,964,824		1,399,108	102,772		32,774

4,743,847		25,078,701	919,958		3,862,255
—		—	—		—
(12,124,523)		(27,806,141)	(3,799,477)		(3,700,350)

(7,380,676)		(2,727,440)	(2,879,519)		161,905

$(5,415,852)		$(1,328,332)	$(2,776,747)		$194,679

(Statements of Operations continued next page)

ANNUAL REPORT  /  April 30, 2008

208	STATEMENTS OF OPERATIONS (concluded)

April 30, 2008	Mid Cap Stock Fund		Mid Cap Growth Fund		Small Cap Stock Fund	Small Cap Growth Fund		International Equity Fund
INVESTMENT INCOME:
Dividends	$1,923,612	(a)(b)	$391,794	(a)(b)	$1,190,090 (b)	$740,382	(a)(b)	$7,388,672	(a)(b)

TOTAL INVESTMENT INCOME	1,923,612		391,794		1,190,090	740,382		7,388,672

EXPENSES
Investment advisory fee (Note 5)	1,044,634		531,607		748,437	1,648,725		2,709,635
Administrative personnel and services fee (Note 5)	56,963		27,985		41,441	88,489		122,177
Custodian fees	12,841		7,080		12,313	17,290		149,453
Transfer and dividend disbursing agent fees and expenses	78,786		36,723		43,791	160,917		59,297
Trustees’ fees	11,865		11,877		11,083	11,283		10,886
Auditing fees	15,761		15,665		15,325	15,597		15,680
Legal fees	10,976		10,277		9,567	10,284		10,093
Portfolio accounting fees	69,228		18,412		47,652	93,815		92,504
Distribution services fee—Class A Shares (Note 5)	101,467		16,663		14,657	127,986		29,394
Distribution services fee—Class B Shares (Note 5)	18,067		4,343		10,088	19,362		8,009
Distribution services fee—Class C Shares (Note 5)	—		—		—	589		—
Shareholder services fee—Class A Shares (Note 5)	110,841		16,653		14,663	132,337		31,077
Shareholder services fee—Class B Shares (Note 5)	6,020		293		3,334	6,203		2,878
Shareholder services fee—Class C Shares (Note 5)	—		—		—	564		—
Shareholder services fee—Institutional I Shares (Note 5)	190,442		138,255		195,271	341,475		631,750
Share registration costs	32,198		30,085		30,807	44,306		32,445
Printing and postage	35,598		15,021		6,206	70,380		29,622
Cash management fees	919		442		646	1,439		2,042
Tax preparation fees	4,282		4,283		4,283	4,283		4,283
Principal Executive officer fees	2,125		918		2,756	3,536		3,743
Investment Company Institute fees	516		292		375	864		1,136
Insurance premiums	10,867		9,956		10,354	12,215		12,221
Miscellaneous	4,494		3,560		3,722	6,194		8,337

TOTAL EXPENSES	1,818,890		900,390		1,226,771	2,818,133		3,966,662

WAIVERS AND REIMBURSEMENTS (NOTE 5)
Waiver/reimbursement of investment advisory fee	(135,575)		(102,075)		(87,713)	(109,740)		(24,280)
Waiver of shareholder services fee—Class A Shares	(110,841)		(16,653)		(14,663)	(132,337)		(31,077)
Waiver of shareholder services fee—Class C Shares	—		—		—	(406)		—
Waiver of shareholder services fee—Institutional I Shares	(98,998)		(71,892)		(105,097)	(179,602)		(334,704)
Waiver of transfer agent fee	(462)		(227)		(337)	(783)		(1,025)
Waiver of principal executive officer fee	(645)		(317)		(471)	(1,093)		(1,431)

TOTAL WAIVERS AND REIMBURSEMENTS	(346,521)		(191,164)		(208,281)	(423,961)		(392,517)

Net expenses	1,472,369		709,226		1,018,490	2,394,172		3,574,145

Net investment income (loss)	451,243		(317,432)		171,600	(1,653,790)		3,814,527

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments and foreign currency transactions	6,443,115		2,695,432		6,406,417	(6,338,226)		19,898,379
Net realized loss on futures contracts	—		—		—	—		(1,087,333)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(18,244,516)		1,309,697		(17,037,364)	(2,555,033)		(27,915,574)
Net change in unrealized appreciation of futures contracts	—		—		—	—		(104,526)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	(11,801,401)		4,005,129		(10,630,947)	(8,893,259)		(9,209,054)

Change in net assets resulting from operations	$(11,350,158)		$3,687,697		$(10,459,347)	$(10,547,049)		$(5,394,527)

(a)	Net of foreign taxes withheld of $3,323, $2,272, $9,280 and $663,478, respectively.

(b)	Including $100,545, $84,846, $67,415, $201,455 and $193,939 received from affiliated issuers, respectively (Note 5).

See Notes which are an integral part of the Financial Statements

April 30, 2008  /  ANNUAL REPORT

209

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ANNUAL REPORT  /  April 30, 2008

210	STATEMENTS OF CHANGES IN NET ASSETS

	Short Duration Government Bond Fund
	Year Ended April 30, 2008	Year Ended April 30, 2007
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$7,158,537	$7,435,537
Net realized gain (loss) on investments	523,407	(82,506)
Capital gain distributions from other registered investment companies	—	—
Net change in unrealized appreciation (depreciation) of investments	2,739,446	2,628,396

Change in net assets resulting from operations	10,421,390	9,981,427

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(119,217)	(145,439)
Class B Shares	(2,975)	(3,719)
Institutional I Shares	(7,040,361)	(7,265,923)
Distributions from net realized gain on investments
Class A Shares	—	—
Class B Shares	—	—
Institutional I Shares	—	—

Change in net assets resulting from distributions to shareholders	(7,162,553)	(7,415,081)

SHARE TRANSACTIONS
Proceeds from sale of shares	45,290,435	35,684,397
Net asset value of shares issued to shareholders in payment of distributions declared	3,644,921	3,806,979
Cost of shares redeemed	(73,542,493)	(47,808,335)

Change in net assets resulting from share transactions	(24,607,137)	(8,316,959)

Change in net assets	(21,348,300)	(5,750,613)
NET ASSETS
Beginning of year	189,004,093	194,754,706

End of year	$167,655,793	$189,004,093

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$20,874	$24,890

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	211

Short - Term Corporate Bond Fund		U.S. Government Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund
Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007

$2,372,355	$2,494,905	$6,671,003	$7,197,660	$3,974,509	$3,667,743	$4,754,876	$5,211,146
(96,467)	(58,218)	1,817,079	(576,731)	(475,321)	62,502	755,162	732,592
—	—	—	—	—	—	—	—
351,763	769,996	1,645,881	3,848,839	(2,148,462)	1,013,937	(1,835,126)	308,237

2,627,651	3,206,683	10,133,963	10,469,768	1,350,726	4,744,182	3,674,912	6,251,975

				—		—
(3,326)	(4,774)	(2,125,117)	(2,018,417)	(2,287,317)	(2,056,577)	(184,063)	(212,323)
(1,864)	(1,275)	(7,736)	(9,807)	(34,264)	(37,709)	(22,697)	(23,920)
(2,349,080)	(2,488,673)	(4,515,141)	(5,202,382)	(1,628,266)	(1,562,519)	(4,519,450)	(4,936,399)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(2,354,270)	(2,494,722)	(6,647,994)	(7,230,606)	(3,949,847)	(3,656,805)	(4,726,210)	(5,172,642)

8,379,351	8,986,987	34,426,615	34,160,360	23,717,666	25,541,405	9,354,118	15,643,967
737,886	904,564	3,289,308	4,029,264	1,938,402	1,862,393	667,318	558,952
(13,730,547)	(19,574,080)	(89,700,639)	(35,571,434)	(23,382,732)	(13,168,097)	(24,999,832)	(20,801,334)

(4,613,310)	(9,682,529)	(51,984,716)	2,618,190	2,273,336	14,235,701	(14,978,396)	(4,598,415)

(4,339,929)	(8,970,568)	(48,498,747)	5,857,352	(325,785)	15,323,078	(16,029,694)	(3,519,082)

58,896,656	67,867,224	172,121,699	166,264,347	105,064,835	89,741,757	139,950,153	143,469,235

$54,556,727	$58,896,656	$123,622,952	$172,121,699	$104,739,050	$105,064,835	$123,920,459	$139,950,153

$18,378	$293	$50,791	$5,119	$21,090	$4,029	$30,463	$13,156

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2008

212	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Maryland Municipal Bond Fund
	Year Ended April 30, 2008	Year Ended April 30, 2007
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$5,511,467	$5,827,760
Net realized gain (loss) on investments	277,288	505,433
Capital gain distributions from other registered investment companies	—	—
Net change in unrealized appreciation (depreciation) of investments	(3,913,428)	443,053

Change in net assets resulting from operations	1,875,327	6,776,246

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(1,712,916)	(1,909,667)
Class B Shares	(50,456)	(54,873)
Institutional I Shares	(3,709,680)	(3,842,482)
Distributions from net realized gain on investments
Class A Shares	(73,190)	(128,540)
Class B Shares	(2,888)	(4,679)
Institutional I Shares	(158,708)	(254,847)

Change in net assets resulting from distributions to shareholders	(5,707,838)	(6,195,088)

SHARE TRANSACTIONS
Proceeds from sale of shares	11,870,428	16,331,025
Net asset value of shares issued to shareholders in payment of distributions declared	1,602,744	2,138,366
Cost of shares redeemed	(26,686,352)	(19,300,157)

Change in net assets resulting from share transactions	(13,213,180)	(830,766)

Change in net assets	(17,045,691)	(249,608)
NET ASSETS
Beginning of year	147,389,177	147,638,785

End of year	$130,343,486	$147,389,177

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$38,462	$6,681

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	213

Virginia Municipal Bond Fund		Intermediate-Term Bond Fund		Income Fund		Managed Allocation Fund— Conservative Growth
Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007

$623,987	$765,379	$8,111,639	$9,004,225	$5,682,527	$5,999,231	$191,928	$300,015
12,240	178,424	1,250,434	(1,340,815)	60,313	(501,843)	18,736	83,066
—		—		—		414,916	177,692
(245,937)	(6,956)	1,838,201	4,880,273	(802,259)	2,880,942	(560,715)	396,928

390,290	936,847	11,200,274	12,543,683	4,940,581	8,378,330	64,865	957,701

(618,718)	(759,945)	(37,840)	(70,465)	(268,281)	(307,165)	(211,480)	(300,183)
—		(24,524)	(4,242)	(37,071)	(52,784)	(55,449)	(77,386)
—	—	(7,996,223)	(9,014,545)	(5,358,637)	(5,645,943)	—	—

(155,706)	(198,124)	—	—	—	(7,532)	(154,925)	(304,638)
—	—	—	—	—	(1,580)	(53,971)	(98,003)
—	—	—	—	—	(134,074)	—	—

(774,424)	(958,069)	(8,058,587)	(9,089,252)	(5,663,989)	(6,149,078)	(475,825)	(780,210)

1,518,626	153,706	33,954,368	24,603,156	25,148,104	20,496,539	1,124,212	1,522,840
597,195	789,759	1,933,012	2,348,539	1,837,826	2,487,461	463,909	771,430
(3,290,712)	(5,043,989)	(56,146,867)	(51,597,431)	(51,358,254)	(44,056,627)	(3,690,623)	(2,586,622)

(1,174,891)	(4,100,524)	(20,259,487)	(24,645,736)	(24,372,324)	(21,072,627)	(2,102,502)	(292,352)

(1,559,025)	(4,121,746)	(17,117,800)	(21,191,305)	(25,095,732)	(18,843,375)	(2,513,462)	(114,861)

18,128,679	22,250,425	197,113,341	218,304,646	122,971,725	141,815,100	13,945,759	14,060,620

$16,569,654	$18,128,679	$179,995,541	$197,113,341	$97,875,993	$122,971,725	$11,432,297	$13,945,759

$3,201	$1,192	$58,316	$5,264	$19,634	$1,096	$9,271	$13,101

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2008

214	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Managed Allocation Fund— Moderate Growth
	Year Ended April 30, 2008	Year Ended April 30, 2007
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$422,862	$590,705
Net realized gain (loss) on investments	516,020	748,598
Capital gain distributions from other registered investment companies	3,422,855	1,785,998
Net change in unrealized appreciation (depreciation) of investments	(5,017,370)	2,603,062

Change in net assets resulting from operations	(655,633)	5,728,363

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(599,598)	(879,144)
Class B Shares	(346,564)	(414,766)
Institutional I Shares	—	—
Distributions from net realized gain on investments
Class A Shares	(1,268,759)	(2,147,684)
Class B Shares	(755,526)	(1,204,410)
Institutional I Shares	—	—

Change in net assets resulting from distributions to shareholders	(2,970,447)	(4,646,004)

SHARE TRANSACTIONS
Proceeds from sale of shares	5,501,940	6,330,162
Net asset value of shares issued to shareholders in payment of distributions declared	2,941,662	4,601,602
Cost of shares redeemed	(12,165,714)	(11,159,101)

Change in net assets resulting from share transactions	(3,722,112)	(227,337)

Change in net assets	(7,348,192)	855,022
NET ASSETS
Beginning of year	65,618,839	64,763,817

End of year	58,270,647	$65,618,839

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$22,657	$59,833

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	215

Managed Allocation Fund— Aggressive Growth		Balanced Fund		Equity Income Fund		Large Cap Value Fund
Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007

$(91,878)	$(5,694)	$710,021	$827,794	$887,064	$1,174,645	$1,640,071	$1,420,534
183,195	337,841	1,554,956	6,340,393	1,144,892	7,435,852	7,416,775	9,314,706
2,555,939	1,325,102	—	—	—	—	—	—
(4,118,569)	1,886,122	(2,805,003)	(2,640,073)	(7,329,331)	908,667	(25,327,239)	13,606,965

(1,471,313)	3,543,371	(540,026)	4,528,114	(5,297,375)	9,519,164	(16,270,393)	24,342,205

(267,202)	(371,596)	(537,617)	(429,862)	(79,683)	(88,736)	(391,823)	(342,357)
(125,766)	(142,874)	(63,112)	(87,970)	(3,784)	(3,918)	(709)	(1,045)
—	—	(110,015)	(328,448)	(788,812)	(1,119,963)	(1,182,407)	(1,114,232)

(795,568)	(1,356,035)	—	—	(759,438)	(434,603)	(2,416,791)	(2,187,927)
(387,847)	(660,648)	—	—	(66,710)	(30,998)	(79,745)	(89,233)
—	—	—	—	(6,809,013)	(5,037,580)	(7,218,999)	(8,014,934)

(1,576,383)	(2,531,153)	(710,744)	(846,280)	(8,507,440)	(6,715,798)	(11,290,474)	(11,749,728)

2,419,657	3,661,416	2,368,012	4,308,373	3,884,687	4,457,550	36,143,409	48,692,434
1,571,757	2,525,269	691,776	833,850	6,650,744	4,882,655	9,441,468	9,811,225
(4,441,474)	(4,201,661)	(8,965,841)	(27,215,955)	(21,082,018)	(21,562,974)	(29,545,222)	(48,310,181)

(450,060)	1,985,024	(5,906,053)	(22,073,732)	(10,546,587)	(12,222,769)	16,039,655	10,193,478

(3,497,756)	2,997,242	(7,156,823)	(18,391,898)	(24,351,402)	(9,419,403)	(11,521,212)	22,785,955

33,345,904	30,348,662	32,191,663	50,583,561	54,101,520	63,520,923	173,936,815	151,150,860

$29,848,148	$33,345,904	$25,034,840	$32,191,663	$29,750,118	$54,101,520	$162,415,603	$173,936,815

$—	$6,152	$51,534	$52,257	$28,348	$13,562	$94,197	$29,065

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2008

216	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Equity Index Fund
	Year Ended April 30, 2008	Year Ended April 30, 2007
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$1,964,824	$1,627,139
Net realized gain (loss) on investments	4,743,847	2,169,283
Capital gain distributions from other registered investment companies	—	—
Net change in unrealized appreciation (depreciation) of investments	(12,124,523)	11,180,913

Change in net assets resulting from operations	(5,415,852)	14,977,335

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(63,528)	(60,568)
Class B Shares	(4,869)	(4,359)
Institutional I Shares	(1,892,968)	(1,553,010)
Distributions from net realized gain on investments
Class A Shares	—	—
Class B Shares	—	—
Institutional I Shares	—	—

Change in net assets resulting from distributions to shareholders	(1,961,365)	(1,617,937)

SHARE TRANSACTIONS
Proceeds from sale of shares	20,598,272	37,633,127
Net asset value of shares issued to shareholders in payment of distributions declared	762,482	728,241
Cost of shares redeemed	(16,618,822)	(22,717,062)

Change in net assets resulting from share transactions	4,741,932	15,644,306

Change in net assets	(2,635,285)	29,003,704
NET ASSETS
Beginning of year	113,041,664	84,037,960

End of year	$110,406,379	$113,041,664

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$136,885	$113,616

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	217

Large Cap Stock Fund		Large Cap Growth Fund		Multi Cap Growth Fund
Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007

$1,399,108	$1,468,089	$102,772	$136,937	$32,774	$19,883
25,078,701	24,681,748	919,958	2,163,512	3,862,255	4,026,685
—	—	—	—	—	—
(27,806,141)	(279,328)	(3,799,477)	3,271,162	(3,700,350)	(581,259)

(1,328,332)	25,870,509	(2,776,747)	5,571,611	194,679	3,465,309

(170,486)	(147,599)	(3,440)	—	(5,456)	—
(23,095)	—	(1,284)	—	—	—
(751,479)	(1,320,490)	(129,319)	(123,734)	(3,378)	—

(3,988,191)	(723,185)	(55,321)	—	—	—
(592,894)	(142,761)	(31,790)	—	—	—
(17,460,700)	(5,072,498)	(1,883,054)	—	—	—

(22,986,845)	(7,406,533)	(2,104,208)	(123,734)	(8,834)	—

13,653,515	16,189,942	36,241,187	12,762,443	2,153,796	4,022,191
21,139,008	5,484,194	2,012,240	109,182	7,859	—
(93,225,692)	(154,529,238)	(13,062,146)	(17,728,320)	(16,056,465)	(23,568,928)

(58,433,169)	(132,855,102)	25,191,281	(4,856,695)	(13,894,810)	(19,546,737)

(82,748,346)	(114,391,126)	20,310,326	591,182	(13,708,965)	(16,081,428)

234,472,918	348,864,044	52,498,806	51,907,624	43,680,562	59,761,990

$151,724,572	$234,472,918	$72,809,132	$52,498,806	$29,971,597	$43,680,562

$454,048	$—	$—	$27,896	$35,350	$11,378

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2008

218	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Mid Cap Stock Fund
	Year Ended April 30, 2008	Year Ended April 30, 2007
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income (Loss)	$451,243	$592,624
Net realized gain (loss) on investments, futures contracts, and foreign currency transactions	6,443,115	16,149,979
Capital gain distributions from other registered investment companies	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts, written options and translation of assets and liabilities in foreign currency	(18,244,516)	(2,131,729)

Change in net assets resulting from operations	(11,350,158)	14,610,874

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(153,271)	(358,687)
Class B Shares	(7,427)	(3,805)
Institutional I Shares	(265,980)	(555,946)
Distributions from net realized gain on investments
Class A Shares	(3,783,983)	(5,250,051)
Class B Shares	(214,404)	(354,547)
Class C Shares		—
Institutional I Shares	(6,436,452)	(9,911,890)

Change in net assets resulting from distributions to shareholders	(10,861,517)	(16,434,926)

SHARE TRANSACTIONS
Proceeds from sale of shares	11,920,470	14,611,929
Net asset value of shares issued to shareholders in payment of distributions declared	10,534,963	15,478,448
Cost of shares redeemed	(23,959,988)	(54,900,389)

Change in net assets resulting from share transactions	(1,504,555)	(24,810,012)

Change in net assets	(23,716,230)	(26,634,064)
NET ASSETS
Beginning of year	135,218,859	161,852,923

End of year	$111,502,629	$135,218,859

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$292,568	$267,881

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	219

Mid Cap Growth Fund		Small Cap Stock Fund		Small Cap Growth Fund		International Equity Fund
Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007

$(317,432)	$(274,753)	$171,600	$174,970	$(1,653,790)	$(1,041,435)	$3,814,527	$2,659,641
2,695,432	13,982,848	6,406,417	32,098,131	(6,338,226)	16,447,758	18,811,046	15,118,212
—	—	—	—	—	—	—	—

1,309,697	(10,675,426)	(17,037,364)	(24,560,709)	(2,555,033)	(2,306,209)	(28,020,100)	21,636,866

3,687,697	3,032,669	(10,459,347)	7,712,392	(10,547,049)	13,100,114	(5,394,527)	39,414,719

—	—	(27,732)	—	—	—	(130,568)	(111,854)
—	—	(6,146)	—	—	—	(11,114)	(3,374)
—	—	(368,274)	—	—	—	(2,730,712)	(2,202,318)

(984,992)	(924,021)	(1,253,321)	(1,610,556)	(8,240,043)	(8,075,707)	(1,057,331)	(578,932)
(83,725)	(79,712)	(308,540)	(449,799)	(408,944)	(416,141)	(93,281)	(46,357)
(7,648,398)	—	—	—	(50,174)	(47,872)	—	—
—	(9,577,382)	(16,838,868)	(36,849,613)	(22,063,757)	(16,666,444)	(21,074,462)	(10,479,557)

(8,717,115)	(10,581,115)	(18,802,881)	(38,909,968)	(30,762,918)	(25,206,164)	(25,097,468)	(13,422,392)

25,508,297	5,891,518	13,576,241	19,690,166	63,465,128	39,125,665	79,838,807	84,390,670
7,972,733	7,888,048	16,704,034	26,542,634	26,921,613	21,325,817	17,616,002	8,734,218
(13,468,440)	(35,615,014)	(45,182,944)	(91,431,222)	(43,612,152)	(41,576,262)	(38,633,359)	(25,986,919)

20,012,590	(21,835,448)	(14,902,669)	(45,198,422)	46,774,589	18,875,220	58,821,450	67,137,969

14,983,172	(29,383,894)	(44,164,897)	(76,395,998)	5,464,622	6,769,170	28,329,455	93,130,296

60,756,100	90,139,994	117,427,944	193,823,942	185,321,771	178,552,601	258,374,155	165,243,859

$75,739,272	$60,756,100	$73,263,047	$117,427,944	$190,786,393	$185,321,771	$286,703,610	$258,374,155

$—	$28,280	$—	$223,280	$—	$—	$777,103	$353,501

ANNUAL REPORT  /  April 30, 2008

220	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

SHORT DURATION GOVERNMENT BOND FUND

CLASS A SHARES	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.61	$ 9.48	$ 9.60	$ 9.67	$ 9.72
Net Investment Income	0.36 (d)	0.34	0.27	0.21	0.13
Net realized and unrealized gain (loss)	0.17	0.14	(0.12)	(0.06)	(0.04)

Total Income (Loss) From Operations	0.53	0.48	0.15	0.15	0.09

Less Distributions From:
Net Investment Income	(0.36)	(0.35)	(0.27)	(0.22)	(0.14)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.36)	(0.35)	(0.27)	(0.22)	(0.14)

Net Asset Value, End of Period	$ 9.78	$ 9.61	$ 9.48	$ 9.60	$ 9.67

Total Return(a)	5.65%	5.17%	1.63%	1.55%	0.96%
Net Assets, End of Period (millions)	$3,005	$3,421	$4,477	$5,675	$8,549
Ratios to Average Net Assets
Gross Expense	1.26%	1.27%	1.28%	1.28%	1.32	%(e)
Net Expenses(b)	0.81%	0.89%	0.92%	0.81%	0.81	%(e)
Net Investment Income	3.76%	3.68%	2.85%	2.26%	1.61	%(e)
Portfolio Turnover Rate	67%	97%	71%	83%	125%

CLASS B SHARES	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.61	$ 9.48	$ 9.60	$ 9.67	$ 9.72
Net Investment Income	0.28 (d)	0.29	0.22	0.15	0.05
Net realized and unrealized gain (loss)	0.17	0.13	(0.12)	(0.07)	(0.05)

Total Income (Loss) From Operations	0.45	0.42	0.10	0.08	0.00	(f)

Less Distributions From:
Net Investment Income	(0.28)	(0.29)	(0.22)	(0.15)	(0.05)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.28)	(0.29)	(0.22)	(0.15)	(0.05)

Net Asset Value, End of Period	$ 9.78	$ 9.61	$ 9.48	$ 9.60	$ 9.67

Total Return(a)	4.76%	4.51%	1.09%	0.87%	(0.05)%
Net Assets, End of Period (millions)	$104	$105	$123	$124	$122
Ratios to Average Net Assets
Gross Expense	1.76%	1.77%	1.78%	1.78%	1.82	%(e)
Net Expenses(b)	1.66%	1.52%	1.45%	1.48%	1.71	%(e)
Net Investment Income	2.90%	3.07%	2.37%	1.60%	0.66	%(e)
Portfolio Turnover Rate	67%	97%	71%	83%	125%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.61	$ 9.48	$ 9.60	$ 9.67	$ 9.85
Net Investment Income	0.38 (d)	0.37	0.30	0.23	0.25
Net realized and unrealized gain (loss)	0.17	0.13	(0.12)	(0.07)	(0.19)

Total Income (Loss) From Operations	0.55	0.50	0.18	0.16	0.06

Less Distributions From:
Net Investment Income	(0.38)	(0.37)	(0.30)	(0.23)	(0.24)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.38)	(0.37)	(0.30)	(0.23)	(0.24)

Net Asset Value, End of Period	$ 9.78	$ 9.61	$ 9.48	$ 9.60	$ 9.67

Total Return(a)	5.81%	5.40%	1.88%	1.68%	0.66%
Net Assets, End of Period (millions)	$164,547	$185,478	$190,155	$191,002	$199,792
Ratios to Average Net Assets
Gross Expense	1.01%	1.02%	1.03%	1.03%	1.08%
Net Expenses(b)	0.66%	0.67%	0.67%	0.68%	0.71%
Net Investment Income	3.91%	3.92%	3.12%	2.39%	2.06%
Portfolio Turnover Rate	67%	97%	71%	83%	125%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(d)	Per share numbers have been calculated using the average shares method.
(e)	Computed on an annualized basis.
(f)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	221

For a share outstanding throughout each year ended April 30, unless otherwise noted:

SHORT-TERM CORPORATE BOND FUND

CLASS A SHARES	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.83	$ 9.72	$ 9.80	$ 9.87	$ 9.91
Net Investment Income	0.40 (d)	0.37	0.28	0.22	0.13
Net realized and unrealized gain (loss)	0.03	0.11	(0.08)	(0.07)	(0.04)

Total Income (Loss) From Operations	0.43	0.48	0.20	0.15	0.09

Less Distributions From:
Net Investment Income	(0.39)	(0.37)	(0.28)	(0.22)	(0.13)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.39)	(0.37)	(0.28)	(0.22)	(0.13)

Net Asset Value, End of Period	$ 9.87	$ 9.83	$ 9.72	$ 9.80	$ 9.87

Total Return(a)	4.48%	5.00%	2.10%	1.51%	0.90%
Net Assets, End of Period (millions)	$63	$83	$281	$310	$136
Ratios to Average Net Assets
Gross Expense	1.49%	1.49%	1.48%	1.46%	1.49	%(e)
Net Expenses(b)	0.89%	0.93%	0.94%	0.96%	1.16	%(e)
Net Investment Income	4.01%	3.65%	2.89%	2.28%	2.06	%(e)
Portfolio Turnover Rate	80%	64%	83%	97%	99%

CLASS B SHARES	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.83	$ 9.72	$ 9.80	$ 9.87	$ 9.91
Net Investment Income	0.31 (d)	0.29	0.21	0.14	0.08
Net realized and unrealized gain (loss)	0.05	0.11	(0.08)	(0.07)	(0.04)

Total Income (Loss) From Operations	0.36	0.40	0.13	0.07	0.04

Less Distributions From:
Net Investment Income	(0.31)	(0.29)	(0.21)	(0.14)	(0.08)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.31)	(0.29)	(0.21)	(0.14)	(0.08)

Net Asset Value, End of Period	$ 9.88	$ 9.83	$ 9.72	$ 9.80	$ 9.87

Total Return(a)	3.70%	4.15%	1.30%	0.69%	0.38%
Net Assets, End of Period (millions)	$77	$42	$66	$40	$26
Ratios to Average Net Assets
Gross Expense	2.00%	1.98%	1.96%	1.96%	2.00	%(e)
Net Expenses(b)	1.75%	1.74%	1.73%	1.77%	1.99	%(e)
Net Investment Income	3.17%	2.91%	2.15%	1.42%	1.25	%(e)
Portfolio Turnover Rate	80%	64%	83%	97%	99%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.83	$ 9.72	$ 9.80	$ 9.87	$ 9.98
Net Investment Income	0.41 (d)	0.38	0.30	0.24	0.24
Net realized and unrealized gain (loss)	0.05	0.11	(0.08)	(0.07)	(0.11)

Total Income (Loss) From Operations	0.46	0.49	0.22	0.17	0.13

Less Distributions From:
Net Investment Income	(0.41)	(0.38)	(0.30)	(0.24)	(0.24)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.41)	(0.38)	(0.30)	(0.24)	(0.24)

Net Asset Value, End of Period	$ 9.88	$ 9.83	$ 9.72	$ 9.80	$ 9.87

Total Return(a)	4.74%	5.18%	2.29%	1.70%	1.31%
Net Assets, End of Period (millions)	$54,417	$58,771	$67,521	$76,078	$82,154
Ratios to Average Net Assets
Gross Expense	1.24%	1.24%	1.23%	1.21%	1.22%
Net Expenses(b)	0.74%	0.75%	0.75%	0.78%	1.04%
Net Investment Income	4.17%	3.93%	3.08%	2.40%	2.36%
Portfolio Turnover Rate	80%	64%	83%	97%	99%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.
(d)	Per share numbers have been calculated using the average shares method.
(e)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

222	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

U.S. GOVERNMENT BOND FUND

CLASS A SHARES	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.28		$ 9.10		$ 9.46		$ 9.51		$ 9.85
Net Investment Income	0.39	(c)	0.40		0.38		0.37	(c)	0.41
Net realized and unrealized gain (loss)	0.21		0.18		(0.36)		(0.00	)(d)	(0.33)

Total Income (Loss) From Operations	0.60		0.58		0.02		0.37		0.08

Less Distributions From:
Net Investment Income	(0.40)		(0.40)		(0.38)		(0.42)		(0.42)
Net Realized gains	—		—		—		—		(0.00	)(d)

Total Distributions	(0.40)		(0.40)		(0.38)		(0.42)		(0.42)

Net Asset Value, End of Period	$ 9.48		$ 9.28		$ 9.10		$ 9.46		$ 9.51

Total Return(a)	6.58%		6.46%		0.18%		3.93%		0.79%
Net Assets, End of Period (millions)	$37,690		$51,955		$43,955		$45,179		$54,388
Ratios to Average Net Assets
Gross Expense	1.33%		1.27%		1.32%		1.42%		1.19%
Net Expenses(b)	0.94%		0.87%		0.88%		0.95%		0.93%
Net Investment Income	4.22%		4.29%		3.93%		3.94%		3.51%
Portfolio Turnover Rate	52	%(e)	71	%(e)	95	%(e)	106	%(e)	64	%(e)

CLASS B SHARES	2008		2007		2006		2005		2004(f)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.28		$ 9.10		$ 9.46		$ 9.51		$ 9.56
Net Investment Income	0.31	(c)	0.31		0.30		0.29	(c)	0.20
Net realized and unrealized gain (loss)	0.21		0.18		(0.37)		(0.01)		(0.06)

Total Income (Loss) From Operations	0.52		0.49		(0.07)		0.28		0.14

Less Distributions From:
Net Investment Income	(0.31)		(0.31)		(0.29)		(0.33)		(0.19)
Net Realized gains	—		—		—		—		(0.00	)(d)

Total Distributions	(0.31)		(0.31)		(0.29)		(0.33)		(0.19)

Net Asset Value, End of Period	$ 9.49		$ 9.28		$ 9.10		$ 9.46		$ 9.51

Total Return(a)	5.69%		5.44%		(0.73)%		3.02%		1.49%
Net Assets, End of Period (millions)	$316		$227		$367		$275		$108
Ratios to Average Net Assets
Gross Expense	1.90%		1.86%		1.89%		1.92%		1.90	%(g)
Net Expenses(b)	1.83%		1.83%		1.83%		1.84%		1.90	%(g)
Net Investment Income	3.35%		3.33%		3.00%		3.09%		2.26	%(g)
Portfolio Turnover Rate	52	%(e)	71	%(e)	95	%(e)	106	%(e)	64	%(e)

INSTITUTIONAL I SHARES	2008		2007		2006		2005		2004(f)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.28		$ 9.10		$ 9.46		$ 9.51		$ 9.56
Net Investment Income	0.41	(c)	0.40		0.39		0.38	(c)	0.29	(c)
Net realized and unrealized gain (loss)	0.20		0.18		(0.36)		(0.00	)(d)	(0.06)

Total Income (Loss) From Operations	0.61		0.58		0.03		0.38		0.23

Less Distributions From:
Net Investment Income	(0.40)		(0.40)		(0.39)		(0.43)		(0.28)
Net Realized gains	—		—		—		—		(0.00	)(d)

Total Distributions	(0.40)		(0.40)		(0.39)		(0.43)		(0.28)

Net Asset Value, End of Period	$ 9.49		$ 9.28		$ 9.10		$ 9.46		$ 9.51

Total Return(a)	6.74%		6.49%		0.26%		4.03%		2.44%
Net Assets, End of Period (millions)	$85,617		$119,940		$121,943		$129,035		$149,744
Ratios to Average Net Assets
Gross Expense	1.14%		1.11%		1.14%		1.17%		1.15	%(g)
Net Expenses(b)	0.83%		0.84%		0.84%		0.85%		0.94	%(g)
Net Investment Income	4.34%		4.32%		3.97%		4.05%		3.17	%(g)
Portfolio Turnover Rate	52	%(e)	71	%(e)	95	%(e)	106	%(e)	64	%(e)

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.
(e)	This calculation excludes purchases and sales from dollar roll transactions.
(f)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(g)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	223

For a share outstanding throughout each year ended April 30, unless otherwise noted:

NEW YORK MUNICIPAL BOND FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$10.51	$10.38	$10.62	$10.46	$10.74
Net Investment Income	0.39 (c)	0.39	0.40	0.39	0.39
Net realized and unrealized gain (loss)	(0.27)	0.13	(0.23)	0.19	(0.19)

Total Income (Loss) From Operations	0.12	0.52	0.17	0.58	0.20

Less Distributions From:
Net Investment Income	(0.38)	(0.39)	(0.40)	(0.39)	(0.39)
Net Realized gains	—	—	(0.01)	(0.03)	(0.09)

Total Distributions	(0.38)	(0.39)	(0.41)	(0.42)	(0.48)

Net Asset Value, End of Period	$10.25	$10.51	$10.38	$10.62	$10.46

Total Return(a)	1.21%	5.13%	1.53%	5.60%	1.86%
Net Assets, End of Period (millions)	$60,836	$59,371	$50,299	$52,380	$56,672
Ratios to Average Net Assets
Gross Expense	1.39%	1.41%	1.44%	1.48%	1.27%
Net Expenses(b)	0.79%	0.80%	0.82%	0.85%	0.87%
Net Investment Income	3.70%	3.77%	3.76%	3.65%	3.67%
Portfolio Turnover Rate	119%	37%	56%	41%	40%

CLASS B SHARES	2008	2007	2006	2005	2004(d)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$10.51	$10.38	$10.62	$10.46	$10.45
Net Investment Income	0.29 (c)	0.30	0.31	0.30	0.19
Net realized and unrealized gain (loss)	(0.26)	0.13	(0.23)	0.19	0.10

Total Income (Loss) From Operations	0.03	0.43	0.08	0.49	0.29

Less Distributions From:
Net Investment Income	(0.29)	(0.30)	(0.31)	(0.30)	(0.19)
Net Realized gains	—	—	(0.01)	(0.03)	(0.09)

Total Distributions	(0.29)	(0.30)	(0.32)	(0.33)	(0.28)

Net Asset Value, End of Period	$10.25	$10.51	$10.38	$10.62	$10.46

Total Return(a)	0.31%	4.23%	0.70%	4.75%	2.73%
Net Assets, End of Period (millions)	$1,166	$1,470	$1,307	$773	$357
Ratios to Average Net Assets
Gross Expense	1.91%	1.95%	1.97%	1.99%	1.97	%(e)
Net Expenses(b)	1.66%	1.66%	1.65%	1.67%	1.87	%(e)
Net Investment Income	2.83%	2.91%	2.95%	2.86%	2.77	%(e)
Portfolio Turnover Rate	119%	37%	56%	41%	40%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004(d)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$10.51	$10.38	$10.62	$10.46	$10.45
Net Investment Income	0.40 (c)	0.41	0.41	0.40	0.26
Net realized and unrealized gain (loss)	(0.27)	0.13	(0.23)	0.19	0.10

Total Income (Loss) From Operations	0.13	0.54	0.18	0.59	0.36

Less Distributions From:
Net Investment Income	(0.39)	(0.41)	(0.41)	(0.40)	(0.26)
Net Realized gains	—	—	(0.01)	(0.03)	(0.09)

Total Distributions	(0.39)	(0.41)	(0.42)	(0.43)	(0.35)

Net Asset Value, End of Period	$10.25	$10.51	$10.38	$10.62	$10.46

Total Return(a)	1.31%	5.26%	1.69%	5.77%	3.39%
Net Assets, End of Period (millions)	$42,737	$44,224	$38,135	$26,921	$27,293
Ratios to Average Net Assets
Gross Expense	1.16%	1.20%	1.22%	1.24%	1.20	%(e)
Net Expenses(b)	0.66%	0.67%	0.67%	0.69%	0.87	%(e)
Net Investment Income	3.83%	3.89%	3.92%	3.81%	3.68	%(e)
Portfolio Turnover Rate	119%	37%	56%	41%	40%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(e)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

224	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

PENNSYLVANIA MUNICIPAL BOND FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$10.09	$10.01	$10.27	$10.20	$10.45
Net Investment Income	0.35 (c)	0.37	0.38	0.36	0.37
Net realized and unrealized gain (loss)	(0.07)	0.07	(0.27)	0.07	(0.25)

Total Income (Loss) From Operations	0.28	0.44	0.11	0.43	0.12

Less Distributions From:
Net Investment Income	(0.35)	(0.36)	(0.37)	(0.36)	(0.37)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.35)	(0.36)	(0.37)	(0.36)	(0.37)

Net Asset Value, End of Period	$10.02	$10.09	$10.01	$10.27	$10.20

Total Return(a)	2.87%	4.49%	1.11%	4.24%	1.13%
Net Assets, End of Period (millions)	$5,344	$5,407	$6,225	$8,311	$11,965
Ratios to Average Net Assets
Gross Expense	1.38%	1.40%	1.39%	1.36%	1.42%
Net Expenses(b)	0.95%	0.92%	0.91%	1.12%	1.19%
Net Investment Income	3.54%	3.63%	3.66%	3.48%	3.49%
Portfolio Turnover Rate	14%	26%	12%	27%	11%

CLASS B SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$10.09	$10.02	$10.28	$10.20	$10.47
Net Investment Income	0.27 (c)	0.27	0.29	0.29	0.30
Net realized and unrealized gain (loss)	(0.08)	0.07	(0.25)	0.07	(0.27)

Total Income (Loss) From Operations	0.19	0.34	0.04	0.36	0.03

Less Distributions From:
Net Investment Income	(0.26)	(0.27)	(0.30)	(0.28)	(0.30)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.26)	(0.27)	(0.30)	(0.28)	(0.30)

Net Asset Value, End of Period	$10.02	$10.09	$10.02	$10.28	$10.20

Total Return(a)	1.96%	3.47%	0.37%	3.61%	0.26%
Net Assets, End of Period (millions)	$853	$875	$858	$893	$698
Ratios to Average Net Assets
Gross Expense	1.87%	1.86%	1.82%	1.74%	1.89%
Net Expenses(b)	1.83%	1.81%	1.77%	1.71%	1.83%
Net Investment Income	2.65%	2.74%	2.80%	2.89%	2.94%
Portfolio Turnover Rate	14%	26%	12%	27%	11%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$10.09	$10.01	$10.27	$10.20	$10.46
Net Investment Income	0.37 (c)	0.37	0.38	0.37	0.39
Net realized and unrealized gain (loss)	(0.08)	0.08	(0.26)	0.07	(0.26)

Total Income (Loss) From Operations	0.29	0.45	0.12	0.44	0.13

Less Distributions From:
Net Investment Income	(0.36)	(0.37)	(0.38)	(0.37)	(0.39)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.36)	(0.37)	(0.38)	(0.37)	(0.39)

Net Asset Value, End of Period	$10.02	$10.09	$10.01	$10.27	$10.20

Total Return(a)	2.97%	4.56%	1.13%	4.37%	1.21%
Net Assets, End of Period (millions)	$117,723	$133,668	$136,387	$160,966	$190,805
Ratios to Average Net Assets
Gross Expense	1.13%	1.15%	1.14%	1.11%	1.10%
Net Expenses(b)	0.85%	0.85%	0.89%	1.00%	0.98%
Net Investment Income	3.64%	3.70%	3.68%	3.60%	3.79%
Portfolio Turnover Rate	14%	26%	12%	27%	11%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	225

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MARYLAND MUNICIPAL BOND FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.10	$10.05	$10.32	$10.21	$10.42
Income (Loss) From Operations:
Net Investment Income	0.39 (c)	0.39	0.40 (c)	0.39	0.40
Net realized and unrealized gain (loss)	(0.26)	0.08	(0.24)	0.15	(0.22)

Total Income (Loss) From Operations	0.13	0.47	0.16	0.54	0.18

Less Distributions From:
Net Investment Income	(0.39)	(0.39)	(0.40)	(0.39)	(0.39)
Net Realized gains	(0.02)	(0.03)	(0.03)	(0.04)	—

Total Distributions	(0.41)	(0.42)	(0.43)	(0.43)	(0.39)

Net Asset Value, End of Period	$ 9.82	$10.10	$10.05	$10.32	$10.21

Total Return(a)	1.30%	4.74%	1.52%	5.40%	1.74%
Net Assets, End of Period (millions)	$41,846	$47,611	$49,828	$19,639	$20,948
Ratios to Average Net Assets
Gross Expense	1.39%	1.38%	1.42%	1.44%	1.40%
Net Expenses(b)	0.81%	0.82%	0.82%	0.95%	1.01%
Net Investment Income	3.95%	3.89%	3.93%	3.82%	3.84%
Portfolio Turnover Rate	3%	16%	12%	13%	17%

CLASS B SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.12	$10.07	$10.34	$10.23	$10.43
Income (Loss) From Operations:
Net Investment Income	0.30 (c)	0.30	0.31 (c)	0.31	0.33
Net realized and unrealized gain (loss)	(0.26)	0.08	(0.24)	0.16	(0.21)

Total Income (Loss) From Operations	0.04	0.38	0.07	0.47	0.12

Less Distributions From:
Net Investment Income	(0.30)	(0.30)	(0.31)	(0.32)	(0.32)
Net Realized gains	(0.02)	(0.03)	(0.03)	(0.04)	—

Total Distributions	(0.32)	(0.33)	(0.34)	(0.36)	(0.32)

Net Asset Value, End of Period	$ 9.84	$10.12	$10.07	$10.34	$10.23

Total Return(a)	0.39%	3.80%	0.64%	4.59%	1.12%
Net Assets, End of Period (millions)	$1,564	$1,764	$1,887	$1,896	$2,167
Ratios to Average Net Assets
Gross Expense	1.89%	1.89%	1.91%	1.93%	2.14%
Net Expenses(b)	1.72%	1.71%	1.70%	1.71%	1.71%
Net Investment Income	3.05%	3.00%	3.03%	3.05%	3.14%
Portfolio Turnover Rate	3%	16%	12%	13%	17%

INSTITUTIONAL SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.11	$10.06	$10.33	$10.22	$10.43
Income (Loss) From Operations:
Net Investment Income	0.40 (c)	0.40	0.41 (c)	0.42	0.42
Net realized and unrealized gain (loss)	(0.26)	0.08	(0.24)	0.15	(0.22)

Total Income (Loss) From Operations	0.14	0.48	0.17	0.57	0.20

Less Distributions From:
Net Investment Income	(0.40)	(0.40)	(0.41)	(0.42)	(0.41)
Net Realized gains	(0.02)	(0.03)	(0.03)	(0.04)	—

Total Distributions	(0.42)	(0.43)	(0.44)	(0.46)	(0.41)

Net Asset Value, End of Period	$ 9.83	$10.11	$10.06	$10.33	$10.22

Total Return(a)	1.40%	4.84%	1.63%	5.62%	1.92%
Net Assets, End of Period (millions)	$86,933	$98,014	$95,924	$99,134	$99,271
Ratios to Average Net Assets
Gross Expense	1.14%	1.14%	1.17%	1.18%	1.11%
Net Expenses(b)	0.72%	0.72%	0.72%	0.73%	0.83%
Net Investment Income	4.05%	4.00%	4.01%	4.03%	4.02%
Portfolio Turnover Rate	3%	16%	12%	13%	17%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

226	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

VIRGINIA MUNICIPAL BOND FUND

CLASS A SHARES	2008	2007	2006(c)(d)		2005(e)	2004(f)
Net Asset Value, Beginning of Period	$10.90	$10.93	$11.17		$11.63	$11.66
Income (Loss) From Operations:
Net Investment Income	0.40 (g)	0.41	0.23		0.42	0.35
Net realized and unrealized gain (loss)	(0.14)	0.08	(0.14)		(0.31)	(0.03)

Total Income (Loss) From Operations	0.26	0.49	0.09		0.11	0.32

Less Distributions From:
Net Investment Income	(0.39)	(0.41)	(0.23)		(0.42)	(0.35)
Net Realized gains	(0.10)	(0.11)	(0.10)		(0.15)	—

Total Distributions	(0.49)	(0.52)	(0.33)		(0.57)	(0.35)

Net Asset Value, End of Period	$10.67	$10.90	$10.93		$11.17	$11.63

Total Return(a)	2.47%	4.56%	0.86%		1.00%	2.82%
Net Assets, End of Period (millions)	$16,570	$18,129	$22,250		$25,107	$27,218
Ratios to Average Net Assets
Gross Expense	1.77%	1.71%	1.56	%(h)	0.98%	0.97	%(h)
Net Expenses(b)	0.88%	0.86%	0.45	%(h)	0.98%	0.95	%(h)
Net Investment Income	3.67%	3.76%	4.32	%(h)	3.63%	3.67	%(h)
Portfolio Turnover Rate	3%	9%	5%		12%	14%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Beginning with the year ended April 30, 2006, the Fund was audited by Ernst & Young, LLP. The previous periods ended were audited by another Independent Registered Public Accounting Firm.
(d)	Reflects operations for the period from November 1, 2005 to April 30, 2006. The Fund changed its fiscal year end from October 31 to April 30.
(e)	Reflects operations for the year ended October 31.
(f)	Reflects operations for the period from January 1, 2004 to October 31, 2004. The Fund has changed its fiscal year end from December 31 to October 31.
(g)	Per share numbers have been calculated using the average shares method.
(h)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	227

For a share outstanding throughout each year ended April 30, unless otherwise noted:

INTERMEDIATE-TERM BOND FUND

CLASS A SHARES	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$ 9.81	$ 9.64	$ 9.99	$10.07	$10.27
Income (Loss) From Operations:
Net Investment Income(d)	0.40	0.42	0.36	0.37	0.23
Net realized and unrealized gain (loss)	0.16	0.17	(0.34)	0.01	0.02

Total Income (Loss) From Operations	0.56	0.59	0.02	0.38	0.25

Less Distributions From:
Net Investment Income	(0.40)	(0.42)	(0.37)	(0.46)	(0.33)
Net Realized gains	—	—	—	—	(0.12)

Total Distributions	(0.40)	(0.42)	(0.37)	(0.46)	(0.45)

Net Asset Value, End of Period	$ 9.97	$ 9.81	$ 9.64	$ 9.99	$10.07

Total Return(a)	5.85%	6.19%	0.23%	3.81%	2.47%
Net Assets, End of Period (millions)	$1,495	$1,455	$1,774	$2,402	$10,169
Ratios to Average Net Assets
Gross Expense	1.36%	1.36%	1.36%	1.36%	1.43	%(e)
Net Expenses(b)	0.85%	0.95%	0.98%	0.77%	0.82	%(e)
Net Investment Income	4.12%	4.23%	3.64%	3.65%	3.15	%(e)
Portfolio Turnover Rate(f)	279%	189%	189%	197%	154%

CLASS B SHARES	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$ 9.81	$ 9.64	$ 9.99	$10.07	$10.27
Income (Loss) From Operations:
Net Investment Income(d)	0.30	0.34	0.29	0.28	0.21
Net realized and unrealized gain (loss)	0.19	0.17	(0.33)	0.01	(0.04)

Total Income (Loss) From Operations	0.49	0.51	(0.04)	0.29	0.17

Less Distributions From:
Net Investment Income	(0.32)	(0.34)	(0.31)	(0.37)	(0.25)
Net Realized gains	—	—	—	—	(0.12)

Total Distributions	(0.32)	(0.34)	(0.31)	(0.37)	(0.37)

Net Asset Value, End of Period	$ 9.98	$ 9.81	$ 9.64	$ 9.99	$10.07

Total Return(a)	5.07%	5.41%	(0.46)%	2.89%	1.64%
Net Assets, End of Period (millions)	$158	$98	$129	$123	$91
Ratios to Average Net Assets
Gross Expense	1.86%	1.86%	1.87%	1.86%	1.89	%(e)
Net Expenses(b)	1.70%	1.68%	1.68%	1.68%	1.69	%(e)
Net Investment Income	3.25%	3.48%	2.94%	2.83%	2.95	%(e)
Portfolio Turnover Rate(f)	279%	189%	189%	197%	154%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 9.81	$ 9.64	$ 9.99	$10.07	$10.50
Income (Loss) From Operations:
Net Investment Income(d)	0.42	0.44	0.38	0.38	0.39
Net realized and unrealized gain (loss)	0.16	0.17	(0.33)	—	(0.27)

Total Income (Loss) From Operations	0.58	0.61	0.05	0.38	0.12

Less Distributions From:
Net Investment Income	(0.42)	(0.44)	(0.40)	(0.46)	(0.43)
Net Realized gains	—	—	—	—	(0.12)

Total Distributions	(0.42)	(0.44)	(0.40)	(0.46)	(0.55)

Net Asset Value, End of Period	$ 9.97	$ 9.81	$ 9.64	$ 9.99	$10.07

Total Return(a)	6.01%	6.42%	0.47%	3.85%	1.21%
Net Assets, End of Period (millions)	$178,343	$195,560	$216,402	$245,706	$254,875
Ratios to Average Net Assets
Gross Expense	1.11%	1.11%	1.11%	1.11%	1.08%
Net Expenses(b)	0.70%	0.73%	0.73%	0.74%	0.81%
Net Investment Income	4.27%	4.44%	3.88%	3.77%	3.76%
Portfolio Turnover Rate(f)	279%	189%	189%	197%	154%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(d)	Per share numbers have been calculated using the average shares method
(e)	Computed on an annualized basis.
(f)	This calculation excludes purchases and sales from dollar roll transactions

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

228	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

INCOME FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 9.84	$ 9.66	$10.08	$10.13	$10.70
Income (Loss) From Operations:
Net Investment Income	0.46 (c)	0.44	0.39	0.38 (c)	0.37
Net realized and unrealized gain (loss)	(0.08)	0.20	(0.39)	0.05	(0.31)

Total Income (Loss) From Operations	0.38	0.64	—	0.43	0.06

Less Distributions From:
Net Investment Income	(0.45)	(0.45)	(0.39)	(0.39)	(0.37)
Net Realized gains	—	(0.01)	(0.03)	(0.09)	(0.26)

Total Distributions	(0.45)	(0.46)	(0.42)	(0.48)	(0.63)

Net Asset Value, End of Period	$ 9.77	$ 9.84	$9.66	$10.08	$10.13

Total Return(a)	3.93%	6.73%	(0.05)%	4.27%	0.64%
Net Assets, End of Period (millions)	$5,572	$6,381	$7,253	$8,855	$10,431
Ratios to Average Net Assets
Gross Expense	1.29%	1.31%	1.28%	1.30%	1.28%
Net Expenses(b)	0.88%	0.99%	1.02%	1.03%	1.03%
Net Investment Income	4.66%	4.61%	3.79%	3.74%	3.58%
Portfolio Turnover Rate(d)	152%	79%	96%	86%	177%

CLASS B SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 9.71	$ 9.53	$ 9.95	$10.00	$10.57
Income (Loss) From Operations:
Net Investment Income	0.37 (c)	0.37	0.32	0.30 (c)	0.30
Net realized and unrealized gain (loss)	(0.07)	0.19	(0.39)	0.06	(0.31)

Total Income (Loss) From Operations	0.30	0.56	(0.07)	0.36	(0.01)

Less Distributions From:
Net Investment Income	(0.37)	(0.37)	(0.32)	(0.32)	(0.30)
Net Realized gains	—	(0.01)	(0.03)	(0.09)	(0.26)

Total Distributions	(0.37)	(0.38)	(0.35)	(0.41)	(0.56)

Net Asset Value, End of Period	$ 9.64	$ 9.71	$ 9.53	$ 9.95	$10.00

Total Return(a)	3.11%	6.03%	(0.75)%	3.60%	(0.08)%
Net Assets, End of Period (millions)	$888	$1,105	$1,561	$1,960	$2,155
Ratios to Average Net Assets
Gross Expense	1.79%	1.81%	1.79%	1.80%	1.79%
Net Expenses(b)	1.73%	1.74%	1.73%	1.73%	1.74%
Net Investment Income	3.80%	3.86%	3.08%	3.04%	2.89%
Portfolio Turnover Rate(d)	152%	79%	96%	86%	177%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 9.71	$ 9.53	$ 9.95	$10.00	$10.57
Income (Loss) From Operations:
Net Investment Income	0.48 (c)	0.46	0.42	0.40 (c)	0.39
Net realized and unrealized gain (loss)	(0.10)	0.19	(0.40)	0.04	(0.31)

Total Income (Loss) From Operations	0.38	0.65	0.02	0.44	0.08

Less Distributions From:
Net Investment Income	(0.46)	(0.46)	(0.41)	(0.40)	(0.39)
Net Realized gains	—	(0.01)	(0.03)	(0.09)	(0.26)

Total Distributions	(0.46)	(0.47)	(0.44)	(0.49)	(0.65)

Net Asset Value, End of Period	$ 9.63	$ 9.71	$ 9.53	$ 9.95	$10.00

Total Return(a)	4.03%	7.03%	0.16%	4.55%	0.81%
Net Assets, End of Period (millions)	$91,416	$115,486	$133,002	$131,542	$181,498
Ratios to Average Net Assets
Gross Expense	1.04%	1.06%	1.04%	1.05%	0.99%
Net Expenses(b)	0.73%	0.79%	0.81%	0.82%	0.85%
Net Investment Income	4.80%	4.81%	4.01%	3.95%	3.75%
Portfolio Turnover Rate(d)	152%	79%	96%	86%	177%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	This calculation excludes purchases and sales from dollar roll transactions

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	229

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.07	$ 9.94	$ 9.81	$ 9.81	$ 9.49
Income (Loss) From Operations:
Net Investment Income	0.17 (c)	0.23 (c)	0.20 (c)	0.16	0.15 (c)
Net realized and unrealized gain (loss)	(0.11)	0.47	0.33	0.02	0.43

Total Income (Loss) From Operations	0.06	0.70	0.53	0.18	0.58

Less Distributions From:
Net Investment Income	(0.22)	(0.28)	(0.19)	(0.15)	(0.14)
Net Realized gains	(0.17)	(0.29)	(0.21)	(0.03)	(0.12)

Total Distributions	(0.39)	(0.57)	(0.40)	(0.18)	(0.26)

Net Asset Value, End of Period	$ 9.74	$10.07	$ 9.94	$ 9.81	$ 9.81

Total Return(a)	0.60%	7.31%	5.46%	1.87%	6.20%
Net Assets, End of Period (millions)	$8,296	$10,567	$10,592	$6,147	$5,602
Ratios to Average Net Assets
Gross Expense	1.71%	1.65%	1.81%	2.05%	1.65%
Net Expenses(b)	0.96%	1.00%	1.00%	1.00%	1.00%
Net Investment Income	1.66%	2.30%	2.18%	1.63%	1.52%
Portfolio Turnover Rate	32%	22%	17%	61%	14%

CLASS B SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.04	$ 9.91	$ 9.78	$ 9.78	$ 9.46
Income (Loss) From Operations:
Net Investment Income	0.11 (c)	0.17 (c)	0.12 (c)	0.10	0.08 (c)
Net realized and unrealized gain (loss)	(0.10)	0.48	0.35	0.03	0.44

Total Income (Loss) From Operations	0.01	0.65	0.47	0.13	0.52

Less Distributions From:
Net Investment Income	(0.17)	(0.23)	(0.13)	(0.10)	(0.08)
Net Realized gains	(0.17)	(0.29)	(0.21)	(0.03)	(0.12)

Total Distributions	(0.34)	(0.52)	(0.34)	(0.13)	(0.20)

Net Asset Value, End of Period	$ 9.71	$10.04	$ 9.91	$ 9.78	$ 9.78

Total Return(a)	0.04%	6.73%	4.88%	1.32%	5.50%
Net Assets, End of Period (millions)	$3,136	$3,379	$3,469	$3,817	$3,622
Ratios to Average Net Assets
Gross Expense	2.23%	2.15%	2.37%	2.55%	2.28%
Net Expenses(b)	1.52%	1.56%	1.56%	1.56%	1.67%
Net Investment Income	1.08%	1.73%	1.41%	1.05%	0.84%
Portfolio Turnover Rate	32%	22%	17%	61%	14%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

230	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MANAGED ALLOCATION FUND – MODERATE GROWTH

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.67	$10.47	$ 9.96	$ 9.80	$ 8.80
Income (Loss) From Operations:
Net Investment Income	0.10 (c)	0.12 (c)	0.12	0.09	0.07
Net realized and unrealized gain (loss)	(0.19)	0.87	1.09	0.15	1.10

Total Income (Loss) From Operations	(0.09)	0.99	1.21	0.24	1.17

Less Distributions From:
Net Investment Income	(0.16)	(0.22)	(0.11)	(0.08)	(0.06)
Net Realized gains	(0.35)	(0.57)	(0.59)	—	(0.11)

Total Distributions	(0.51)	(0.79)	(0.70)	(0.08)	(0.17)

Net Asset Value, End of Period	$10.07	$10.67	$10.47	$ 9.96	$ 9.80

Total Return(a)	(0.93)%	9.80%	12.45%	2.46%	13.43%
Net Assets, End of Period (millions)	$36,868	$41,963	$42,198	$29,011	$24,436
Ratios to Average Net Assets
Gross Expense	1.20%	1.14%	1.22%	1.37%	1.19%
Net Expenses(b)	0.88%	0.89%	0.97%	0.98%	0.88%
Net Investment Income	0.98%	1.20%	1.44%	0.98%	0.73%
Portfolio Turnover Rate	21%	22%	9%	98%	15%

CLASS B SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.49	$10.35	$ 9.88	$ 9.75	$ 8.77
Income (Loss) From Operations:
Net Investment Income	0.02 (c)	0.05 (c)	0.05	0.03	0.00 (d)
Net realized and unrealized gain (loss)	(0.18)	0.85	1.07	0.14	1.10

Total Income (Loss) From Operations	(0.16)	0.90	1.12	0.17	1.10

Less Distributions From:
Net Investment Income	(0.16)	(0.19)	(0.06)	(0.04)	(0.01)
Net Realized gains	(0.35)	(0.57)	(0.59)	—	(0.11)

Total Distributions	(0.51)	(0.76)	(0.65)	(0.04)	(0.12)

Net Asset Value, End of Period	$ 9.82	$10.49	$10.35	$ 9.88	$ 9.75

Total Return(a)	(1.70)%	8.94%	11.61%	1.70%	12.61%
Net Assets, End of Period (millions)	$21,403	$23,656	$22,566	$19,628	$15,799
Ratios to Average Net Assets
Gross Expense	1.72%	1.64%	1.72%	1.87%	1.78%
Net Expenses(b)	1.65%	1.64%	1.72%	1.73%	1.67%
Net Investment Income	0.18%	0.45%	0.52%	0.24%	(0.08)%
Portfolio Turnover Rate	21%	22%	9%	98%	15%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	231

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH

CLASS A SHARES	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$10.98	$10.65	$ 9.72		$ 9.49	$ 8.00
Income (Loss) From Operations:
Net Investment Income(c)	(0.01)	0.02	0.02		0.03	(0.01)
Net realized and unrealized gain (loss)	(0.45)	1.22	1.70		0.25	1.70

Total Income (Loss) From Operations	(0.46)	1.24	1.72		0.28	1.69

Less Distributions From:
Net Investment Income	(0.13)	(0.19)	(0.05)		(0.04)	—
Net Realized gains	(0.40)	(0.72)	(0.74)		(0.01)	(0.20)

Total Distributions	(0.53)	(0.91)	(0.79)		(0.05)	(0.20)

Net Asset Value, End of Period	$9.99	$10.98	$10.65		$ 9.72	$ 9.49

Total Return(a)	(4.44)%	12.21%	18.34%		2.98%	21.25%
Net Assets, End of Period (millions)	$20,282	$22,606	$20,790		$14,414	$12,124
Ratios to Average Net Assets
Gross Expense	1.39%	1.36%	1.51%		1.68%	1.52%
Net Expenses(b)	0.85%	0.86%	1.00%		1.02%	1.00%
Net Investment Income	(0.09)%	0.16%	0.70%		0.34%	-0.11%
Portfolio Turnover Rate	19%	22%	6%		114%	5%

CLASS B SHARES	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$10.70	$10.42	$ 9.54		$ 9.34	$ 7.93
Income (Loss) From Operations:
Net Investment Income(c)	(0.07)	(0.04)	(0.05)		(0.02)	(0.07)
Net realized and unrealized gain (loss)	(0.43)	1.19	1.69		0.24	1.68

Total Income (Loss) From Operations	(0.50)	1.15	1.64		0.22	1.61

Less Distributions From:
Net Investment Income	(0.13)	(0.15)	(0.02)		(0.01)	—
Net Realized gains	(0.40)	(0.72)	(0.74)		(0.01)	(0.20)

Total Distributions	(0.53)	(0.87)	(0.76)		(0.02)	(0.20)

Net Asset Value, End of Period	$ 9.67	$10.70	$10.42		$ 9.54	$ 9.34

Total Return(a)	(4.98)%	11.59%	17.75%		2.35%	20.41%
Net Assets, End of Period (millions)	$9,566	$10,740	$9,559		$7,906	$6,043
Ratios to Average Net Assets
Gross Expense	1.89%	1.86%	2.01%		2.18%	2.12%
Net Expenses(b)	1.42%	1.43%	1.57%		1.59%	1.65%
Net Investment Income	(0.70)%	(0.40)%	0.00	%(d)	(0.23)%	(0.76)%
Portfolio Turnover Rate	19%	22%	6%		114%	5%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

232	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

BALANCED FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.11	$13.75	$12.92	$13.04	$11.55
Income (Loss) From Operations:
Net Investment Income	0.38 (c)	0.29 (c)	0.18	0.20	0.12
Net realized and unrealized gain (loss)	(0.66)	1.37	0.86	(0.12)	1.49

Total Income (Loss) From Operations	(0.28)	1.66	1.04	0.08	1.61

Less Distributions From:
Net Investment Income	(0.40)	(0.30)	(0.21)	(0.20)	(0.12)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.40)	(0.30)	(0.21)	(0.20)	(0.12)

Net Asset Value, End of Period	$14.43	$15.11	$13.75	$12.92	$13.04

Total Return(a)	(1.89)%	12.23%	8.09%	0.61%	13.92%
Net Assets, End of Period (millions)	$18,569	$21,547	$21,679	$25,237	$30,493
Ratios to Average Net Assets
Gross Expense	1.94%	1.62%	1.54%	1.41%	1.46%
Net Expenses(b)	0.98%	1.05%	1.10%	1.11%	1.12%
Net Investment Income	2.59%	2.10%	1.30%	1.50%	0.90%
Portfolio Turnover Rate	17%	157%	48%	41%	66%

CLASS B SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.12	$13.75	$12.92	$13.04	$11.55
Income (Loss) From Operations:
Net Investment Income	0.25 (c)	0.18 (c)	0.07	0.11	0.02
Net realized and unrealized gain (loss)	(0.66)	1.38	0.87	(0.12)	1.49

Total Income (Loss) From Operations	(0.41)	1.56	0.94	(0.01)	1.51

Less Distributions From:
Net Investment Income	(0.21)	(0.19)	(0.11)	(0.11)	(0.02)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.21)	(0.19)	(0.11)	(0.11)	(0.02)

Net Asset Value, End of Period	$14.50	$15.12	$13.75	$12.92	$13.04

Total Return(a)	(2.76)%	11.41%	7.33%	(0.11)%	13.06%
Net Assets, End of Period (millions)	$3,808	$5,419	$8,827	$11,868	$12,811
Ratios to Average Net Assets
Gross Expense	2.43%	2.12%	2.04%	1.91%	1.98%
Net Expenses(b)	1.85%	1.81%	1.81%	1.81%	1.82%
Net Investment Income	1.73%	1.29%	0.60%	0.80%	0.20%
Portfolio Turnover Rate	17%	157%	48%	41%	66%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.15	$13.79	$12.96	$13.08	$11.58
Income (Loss) From Operations:
Net Investment Income	0.40 (c)	0.29	0.30	0.23	0.13
Net realized and unrealized gain (loss)	(0.67)	1.38	0.78	(0.13)	1.50

Total Income (Loss) From Operations	(0.27)	1.67	1.08	0.10	1.63

Less Distributions From:
Net Investment Income	(0.41)	(0.31)	(0.25)	(0.22)	(0.13)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.41)	(0.31)	(0.25)	(0.22)	(0.13)

Net Asset Value, End of Period	$14.47	$15.15	$13.79	$12.96	$13.08

Total Return(a)	(1.85)%	12.32%	8.35%	0.73%	14.11%
Net Assets, End of Period (millions)	$2,658	$5,226	$20,078	$84,800	$118,815
Ratios to Average Net Assets
Gross Expense	1.61%	1.37%	1.17%	1.16%	1.09%
Net Expenses(b)	0.93%	0.94%	0.89%	0.95%	0.96%
Net Investment Income	2.65%	2.10%	1.51%	1.66%	1.06%
Portfolio Turnover Rate	17%	157%	48%	41%	66%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	233

For a share outstanding throughout each year ended April 30, unless otherwise noted:

EQUITY INCOME FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 9.13	$ 8.64	$ 9.78	$ 9.69	$ 8.16
Income (Loss) From Operations:
Net Investment Income	0.16 (c)	0.18	0.15	0.17	0.14
Net realized and unrealized gain (loss)	(1.13)	1.37	1.20	0.47	1.51

Total Income (Loss) From Operations	(0.97)	1.55	1.35	0.64	1.65

Less Distributions From:
Net Investment Income	(0.15)	(0.17)	(0.16)	(0.17)	(0.12)
Net Realized gains	(1.55)	(0.89)	(2.33)	(0.38)	—

Total Distributions	(1.70)	(1.06)	(2.49)	(0.55)	(0.12)

Net Asset Value, End of Period	$ 6.46	$ 9.13	$ 8.64	$ 9.78	$ 9.69

Total Return(a)	(11.16)%	19.14%	16.21%	6.59%	20.25%
Net Assets, End of Period (millions)	$3,645	$4,600	$5,289	$4,898	$5,245
Ratios to Average Net Assets
Gross Expense	1.60%	1.53%	1.50%	1.50%	1.62%
Net Expenses(b)	1.19%	1.22%	1.23%	1.22%	1.17%
Net Investment Income	1.99%	1.92%	1.66%	1.72%	1.41%
Portfolio Turnover Rate	78%	86%	90%	148%	30%

CLASS B SHARES	2008	2007	2006	2005	2004(d)
Net Asset Value, Beginning of Period	$ 9.08	$ 8.60	$ 9.74	$ 9.65	$ 8.71
Income (Loss) From Operations:
Net Investment Income	0.10 (c)	0.10	0.09	0.10	0.04
Net realized and unrealized gain (loss)	(1.12)	1.38	1.19	0.46	0.95

Total Income (Loss) From Operations	(1.02)	1.48	1.28	0.56	0.99

Less Distributions From:
Net Investment Income	(0.09)	(0.11)	(0.09)	(0.09)	(0.05)
Net Realized gains	(1.55)	(0.89)	(2.33)	(0.38)	—

Total Distributions	(1.64)	(1.00)	(2.42)	(0.47)	(0.05)

Net Asset Value, End of Period	$ 6.42	$ 9.08	$ 8.60	$ 9.74	$ 9.65

Total Return(a)	(11.74)%	18.27%	15.45%	5.79%	11.39%
Net Assets, End of Period (millions)	$334	$375	$301	$207	$143
Ratios to Average Net Assets
Gross Expense	2.10%	2.03%	2.00%	2.00%	1.98	%(e)
Net Expenses(b)	1.94%	1.94%	1.94%	1.94%	1.97	%(e)
Net Investment Income	1.24%	1.16%	0.96%	1.02%	0.30	%(e)
Portfolio Turnover Rate	78%	86%	90%	148%	30%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 9.08	$ 8.60	$ 9.74	$ 9.66	$ 8.14
Income (Loss) From Operations:
Net Investment Income	0.17 (c)	0.18	0.18	0.19	0.15
Net realized and unrealized gain (loss)	(1.12)	1.38	1.19	0.46	1.51

Total Income (Loss) From Operations	(0.95)	1.56	1.37	0.65	1.66

Less Distributions From:
Net Investment Income	(0.16)	(0.19)	(0.18)	(0.19)	(0.14)
Net Realized gains	(1.55)	(0.89)	(2.33)	(0.38)	—

Total Distributions	(1.71)	(1.08)	(2.51)	(0.57)	(0.14)

Net Asset Value, End of Period	$ 6.42	$ 9.08	$ 8.60	$ 9.74	$ 9.66

Total Return(a)	(11.00)%	19.37%	16.54%	6.72%	20.49%
Net Assets, End of Period (millions)	$25,771	$49,126	$57,930	$73,761	$72,887
Ratios to Average Net Assets
Gross Expense	1.33%	1.28%	1.24%	1.25%	1.18%
Net Expenses(b)	1.06%	1.01%	0.99%	0.99%	1.01%
Net Investment Income	2.08%	2.12%	1.91%	1.94%	1.58%
Portfolio Turnover Rate	78%	86%	90%	148%	30%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.
(e)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

234	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

LARGE CAP VALUE FUND

CLASS A SHARES	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$13.41	$12.44		$10.93	$10.36	$ 8.41
Income (Loss) From Operations:
Net Investment Income	0.12 (c)	0.12		0.10	0.11	0.08	(c)
Net realized and unrealized gain (loss)	(1.35)	1.80		2.29	0.55	1.95

Total Income (Loss) From Operations	(1.23)	1.92		2.39	0.66	2.03

Less Distributions From:
Net Investment Income	(0.12)	(0.12)		(0.10)	(0.09)	(0.08)
Net Realized gains	(0.74)	(0.83)		(0.78)	—	—

Total Distributions	(0.86)	(0.95)		(0.88)	(0.09)	(0.08)

Net Asset Value, End of Period	$11.32	$13.41		$12.44	$10.93	$10.36

Total Return(a)	(9.56)%	16.10%		22.45%	6.35%	24.22%
Net Assets, End of Period (millions)	$40,021	$39,023		$34,187	$26,161	$46,107
Ratios to Average Net Assets
Gross Expense	1.31%	1.21%		1.27%	1.47%	1.31%
Net Expenses(b)	1.03%	0.93%		0.98%	1.12%	1.06%
Net Investment Income	0.93%	0.94%		0.86%	0.88%	0.83%
Portfolio Turnover Rate	17%	18%		18%	126%	27%

CLASS B SHARES	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$13.21	$12.27		$10.80	$10.24	$ 8.32
Income (Loss) From Operations:
Net Investment Income	0.01 (c)	(0.00	)(d)	0.00 (d)	0.01	(0.01	)(c)
Net realized and unrealized gain (loss)	(1.32)	1.78		2.25	0.55	1.93

Total Income (Loss) From Operations	(1.31)	1.78		2.25	0.56	1.92

Less Distributions From:
Net Investment Income	(0.01)	(0.01)		—	—	—
Net Realized gains	(0.74)	(0.83)		(0.78)	—	—

Total Distributions	(0.75)	(0.84)		(0.78)	—	—

Net Asset Value, End of Period	$11.15	$13.21		$12.27	$10.80	$10.24

Total Return(a)	(10.30)%	15.01%		21.38%	5.47%	23.08%
Net Assets, End of Period (millions)	$1,232	$1,418		$1,229	$819	$683
Ratios to Average Net Assets
Gross Expense	1.87%	1.88%		1.92%	1.97%	1.98%
Net Expenses(b)	1.85%	1.88%		1.92%	1.92%	1.98%
Net Investment Income	0.11%	(0.01)%		(0.07)%	0.08%	(0.07)%
Portfolio Turnover Rate	17%	18%		18%	126%	27%

INSTITUTIONAL I SHARES	2008	2007		2006	2005	2004(e)
Net Asset Value, Beginning of Period	$13.41	$12.45		$10.93	$10.37	$ 9.26
Income (Loss) From Operations:
Net Investment Income	0.13 (c)	0.11		0.10	0.10	0.06	(c)
Net realized and unrealized gain (loss)	(1.34)	1.79		2.29	0.56	1.12

Total Income (Loss) From Operations	(1.21)	1.90		2.39	0.66	1.18

Less Distributions From:
Net Investment Income	(0.12)	(0.11)		(0.09)	(0.10)	(0.07)
Net Realized gains	(0.74)	(0.83)		(0.78)	—	—

Total Distributions	(0.86)	(0.94)		(0.87)	(0.10)	(0.07)

Net Asset Value, End of Period	$11.34	$13.41		$12.45	$10.93	$10.37

Total Return(a)	(9.42)%	15.92%		22.54%	6.35%	21.71%
Net Assets, End of Period (millions)	$121,163	$133,496		$115,735	$75,564	$43,139
Ratios to Average Net Assets
Gross Expense	1.13%	1.14%		1.17%	1.22%	1.20	%(f)
Net Expenses(b)	0.97%	1.00%		1.03%	1.03%	1.06	%(f)
Net Investment Income	0.99%	0.88%		0.82%	0.94%	0.86	%(f)
Portfolio Turnover Rate	17%	18%		18%	126%	27%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.
(e)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(f)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	235

For a share outstanding throughout each year ended April 30, unless otherwise noted:

EQUITY INDEX FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$12.31	$10.90	$ 9.62	$ 9.27	$ 7.70
Net Investment Income	0.19 (c)	0.16	0.14	0.15	0.10
Net realized and unrealized gain (loss)	(0.81)	1.40	1.28	0.36	1.57

Total Income (Loss) From Operations	(0.62)	1.56	1.42	0.51	1.67

Less Distributions From:
Net Investment Income	(0.18)	(0.15)	(0.14)	(0.16)	(0.10)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.18)	(0.15)	(0.14)	(0.16)	(0.10)

Net Asset Value, End of Period	$11.51	$12.31	$10.90	$ 9.62	$ 9.27

Total Return(a)	(5.06)%	14.49%	14.82%	5.54%	21.71%
Net Assets, End of Period (millions)	$3,690	$4,546	$4,938	$5,182	$6,386
Ratios to Average Net Assets
Gross Expense	0.92%	0.94%	0.95%	0.98%	0.98%
Net Expenses(b)	0.51%	0.55%	0.53%	0.56%	0.57%
Net Investment Income	1.55%	1.39%	1.36%	1.47%	1.14%
Portfolio Turnover Rate	30%	32%	20%	52%	76%

CLASS B SHARES	2008	2007	2006	2005	2004(d)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$12.28	$10.87	$ 9.60	$ 9.25	$ 8.33
Net Investment Income	0.10 (c)	0.08	0.06	0.08	0.05
Net realized and unrealized gain (loss)	(0.81)	1.40	1.27	0.36	0.92

Total Income (Loss) From Operations	(0.71)	1.48	1.33	0.44	0.97

Less Distributions From:
Net Investment Income	(0.08)	(0.07)	(0.06)	(0.09)	(0.05)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.08)	(0.07)	(0.06)	(0.09)	(0.05)

Net Asset Value, End of Period	$11.49	$12.28	$10.87	$ 9.60	$ 9.25

Total Return(a)	(5.80)%	13.72%	13.93%	4.76%	11.70%
Net Assets, End of Period (millions)	$635	$750	$623	$507	$319
Ratios to Average Net Assets
Gross Expense	1.43%	1.44%	1.49%	1.48%	1.48	%(e)
Net Expenses(b)	1.26%	1.28%	1.29%	1.28%	1.29	%(e)
Net Investment Income	0.80%	0.65%	0.60%	0.79%	0.31	%(e)
Portfolio Turnover Rate	30%	32%	20%	52%	76%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$12.31	$10.90	$ 9.62	$ 9.26	$ 7.69
Net Investment Income	0.21 (c)	0.18	0.17	0.17	0.14
Net realized and unrealized gain (loss)	(0.80)	1.42	1.27	0.37	1.55

Total Income (Loss) From Operations	(0.59)	1.60	1.44	0.54	1.69

Less Distributions From:
Net Investment Income	(0.21)	(0.19)	(0.16)	(0.18)	(0.12)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.21)	(0.19)	(0.16)	(0.18)	(0.12)

Net Asset Value, End of Period	$11.51	$12.31	$10.90	$ 9.62	$ 9.26

Total Return(a)	(4.83)%	14.81%	15.10%	5.87%	22.06%
Net Assets, End of Period (millions)	$106,081	$107,746	$78,477	$93,788	$85,030
Ratios to Average Net Assets
Gross Expense	0.68%	0.69%	0.73%	0.73%	0.65%
Net Expenses(b)	0.26%	0.28%	0.29%	0.28%	0.27%
Net Investment Income	1.80%	1.66%	1.60%	1.81%	1.45%
Portfolio Turnover Rate	30%	32%	20%	52%	76%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.
(e)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

236	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

LARGE CAP STOCK FUND

CLASS A SHARES	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.39		$ 8.66	$ 8.38	$ 9.11	$ 7.47
Net Investment Income	0.06	(c)	0.03	0.03	0.05	0.01	(c)
Net realized and unrealized gain (loss)	(0.21)		0.94	0.92	0.20	1.64

Total Income (Loss) From Operations	(0.15)		0.97	0.95	0.25	1.65

Less Distributions From:
Net Investment Income	(0.05)		(0.04)	(0.04)	(0.02)	(0.01)
Net Realized gains	(1.24)		(0.20)	(0.63)	(0.96)	—

Total Distributions	(1.29)		(0.24)	(0.67)	(0.98)	(0.01)

Net Asset Value, End of Period	$ 7.95		$ 9.39	$ 8.66	$ 8.38	$ 9.11

Total Return(a)	(2.31)%		11.30%	11.50%	2.71%	22.16%
Net Assets, End of Period (millions)	$27,500		$33,792	$35,490	$39,417	$64,755
Ratios to Average Net Assets
Gross Expense	1.58%		1.53%	1.51%	1.52%	1.54%
Net Expenses(b)	1.25%		1.26%	1.27%	1.26%	1.26%
Net Investment Income	0.70%		0.40%	0.37%	0.45%	0.07%
Portfolio Turnover Rate	16%		35%	47%	39%	84%

CLASS B SHARES	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 8.88		$ 8.20	$ 7.97	$ 8.76	$ 7.23
Net Investment Income	(0.00	)(c)(d)	(0.03)	(0.06)	(0.03)	(0.05	)(c)
Net realized and unrealized gain (loss)	(0.21)		0.91	0.89	0.20	1.58

Total Income (Loss) From Operations	(0.21)		0.88	0.83	0.17	1.53

Less Distributions From:
Net Investment Income	(0.04)		—	(0.02)	—	—
Net Realized gains	(1.24)		(0.20)	(0.58)	(0.96)	—

Total Distributions	(1.28)		(0.20)	(0.60)	(0.96)	—

Net Asset Value, End of Period	$ 7.39		$ 8.88	$ 8.20	$ 7.97	$ 8.76

Total Return(a)	(3.10)%		10.56%	10.62%	1.91%	21.16%
Net Assets, End of Period (millions)	$3,832		$5,652	$8,453	$10,920	$12,116
Ratios to Average Net Assets
Gross Expense	2.08%		2.03%	2.00%	2.02%	2.09%
Net Expenses(b)	2.00%		2.00%	1.99%	2.00%	2.02%
Net Investment Income	(0.05)%		(0.33)%	(0.36)%	(0.34)%	(0.63)%
Portfolio Turnover Rate	16%		35%	47%	39%	84%

INSTITUTIONAL I SHARES	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.33		$ 8.59	$ 8.32	$ 9.07	$ 7.45
Net Investment Income	0.08	(c)	0.05	0.04	0.05	0.03	(c)
Net realized and unrealized gain (loss)	(0.22)		0.94	0.90	0.21	1.63

Total Income (Loss) From Operations	(0.14)		0.99	0.94	0.26	1.66

Less Distributions From:
Net Investment Income	(0.05)		(0.05)	(0.04)	(0.05)	(0.04)
Net Realized gains	(1.24)		(0.20)	(0.63)	(0.96)	—

Total Distributions	(1.29)		(0.25)	(0.67)	(1.01)	(0.04)

Net Asset Value, End of Period	$ 7.90		$ 9.33	$ 8.59	$ 8.32	$ 9.07

Total Return(a)	(2.20)%		11.65%	11.61%	2.83%	22.35%
Net Assets, End of Period (millions)	$120,393		$195,029	$304,921	$307,212	$409,916
Ratios to Average Net Assets
Gross Expense	1.32%		1.27%	1.25%	1.27%	1.29%
Net Expenses(b)	1.11%		1.09%	1.09%	1.10%	1.11%
Net Investment Income	0.86%		0.57%	0.54%	0.57%	0.39%
Portfolio Turnover Rate	16%		35%	47%	39%	84%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	237

For a share outstanding throughout each year ended April 30, unless otherwise noted:

LARGE CAP GROWTH FUND

CLASS A SHARES	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.29		$ 8.30		$ 7.48	$ 7.60	$ 6.68
Net Investment Income	0.00	(c)(d)	0.01	(c)	(0.01)	0.18	0.00	(c)(d)
Net realized and unrealized gain (loss)	(0.27)		0.98		0.84	(0.30)	0.92

Total Income (Loss) From Operations	(0.27)		0.99		0.83	(0.12)	0.92

Less Distributions From:
Net Investment Income	(0.02)		—		(0.01)	—	—
Net Realized gains	(0.25)		—		—	—	—
Distributions from capital	0.00	(d)	—		—	—	—

Total Distributions	(0.27)		—		(0.01)	—	—

Net Asset Value, End of Period	$ 8.75		$ 9.29		$ 8.30	$ 7.48	$ 7.60

Total Return(a)	(3.09)%		11.93%		11.05%	(1.58)%	13.77%
Net Assets, End of Period (millions)	$1,858		$1,987		$2,936	$2,429	$11,211
Ratios to Average Net Assets
Gross Expense	1.63%		1.71%		1.69%	1.74%	1.75%
Net Expenses(b)	1.31%		1.32%		1.29%	1.31%	1.27%
Net Investment Income	0.05%		0.16%		0.06%	0.55%	(0.05)%
Portfolio Turnover Rate	76%		56%		64%	130%	68%

CLASS B SHARES	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 8.77		$ 7.89		$ 7.16	$ 7.33	$ 6.49
Net Investment Income	(0.06	)(c)	(0.05	)(c)	(0.06)	(0.03)	(0.06	)(c)
Net realized and unrealized gain (loss)	(0.27)		0.93		0.79	(0.14)	0.90

Total Income (Loss) From Operations	(0.33)		0.88		0.73	(0.17)	0.84

Less Distributions From:
Net Investment Income	(0.01)		—		—	—	—
Net Realized gains	(0.25)		—		—	—	—
Distributions from capital	0.00	(d)	—		—	—	—

Total Distributions	(0.26)		—		—	—	—

Net Asset Value, End of Period	$ 8.18		$ 8.77		$ 7.89	$ 7.16	$ 7.33

Total Return(a)	(3.91)%		11.15%		10.20%	(2.32)%	12.94%
Net Assets, End of Period (millions)	$964		$1,229		$1,316	$1,252	$1,261
Ratios to Average Net Assets
Gross Expense	2.13%		2.21%		2.21%	2.24%	2.32%
Net Expenses(b)	2.05%		2.07%		2.07%	2.07%	2.14%
Net Investment Income	(0.69)%		(0.60)%		(0.71)%	(0.49)%	(0.90)%
Portfolio Turnover Rate	76%		56%		64%	130%	68%

INSTITUTIONAL I SHARES	2008		2007		2006	2005	2004(e)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$ 9.28		$ 8.30		$ 7.47	$ 7.60	$ 7.05
Net Investment Income	0.01	(c)	0.03	(c)	0.01	0.02	0.00	(c)(d)
Net realized and unrealized gain (loss)	(0.27)		0.97		0.83	(0.12)	0.55

Total Income (Loss) From Operations	(0.26)		1.00		0.84	(0.10)	0.55

Less Distributions From:
Net Investment Income	(0.02)		(0.02)		(0.01)	(0.03)	—
Net Realized gains	(0.25)		—		—	—	—
Distributions from capital	0.00	(d)	—		—	—	—

Total Distributions	(0.27)		(0.02)		(0.01)	(0.03)	—

Net Asset Value, End of Period	$ 8.75		$ 9.28		$ 8.30	$ 7.47	$ 7.60

Total Return(a)	(2.97)%		12.09%		11.30%	(1.35)%	7.80%
Net Assets, End of Period (millions)	$69,988		$49,283		$47,656	$48,452	$35,205
Ratios to Average Net Assets
Gross Expense	1.38%		1.46%		1.46%	1.49%	1.49	%(f)
Net Expenses(b)	1.17%		1.15%		1.13%	1.14%	1.19	%(f)
Net Investment Income	0.16%		0.30%		0.22%	0.35%	(0.02	)%(f)
Portfolio Turnover Rate	76%		56%		64%	130%	68%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.
(e)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(f)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

238	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MULTI CAP GROWTH FUND

CLASS A SHARES	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$18.44		$16.67		$14.03		$13.82	$11.40
Net Investment Income	0.03	(c)	0.01	(c)	(0.00	)(c)(d)	0.01	(0.08	)(c)
Net realized and unrealized gain (loss)	(0.12)		1.76		2.66		0.20	2.50

Total Income (Loss) From Operations	(0.09)		1.77		2.66		0.21	2.42

Less Distributions From:
Net Investment Income	—		—		(0.02)		—	—
Net Realized gains	(0.01)		—		—		—	—

Total Distributions	(0.01)		—		(0.02)		—	—

Net Asset Value, End of Period	$18.34		$18.44		$16.67		$14.03	$13.82

Total Return(a)	(0.51)%		10.62%		18.95%		1.52%	21.23%
Net Assets, End of Period (millions)	$17,199		$20,035		$19,561		$20,121	$24,196
Ratios to Average Net Assets
Gross Expense	1.95%		1.70%		1.57%		1.58%	1.50%
Net Expenses(b)	1.09%		1.15%		1.19%		1.20%	1.20%
Net Investment Income	0.16%		0.08%		(0.03)%		0.07%	(0.56)%
Portfolio Turnover Rate	138%		118%		124%		264%	186%

CLASS B SHARES	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$17.43		$15.88		$13.44		$13.34	$11.08
Net Investment Income	(0.13	)(c)	(0.10	)(c)	(0.11)		(0.09)	(0.17	)(c)
Net realized and unrealized gain (loss)	(0.13)		1.65		2.55		0.19	2.43

Total Income (Loss) From Operations	(0.26)		1.55		2.44		0.10	2.26

Less Distributions From:
Net Investment Income	—		—		—		—	—
Net Realized gains	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$17.17		$17.43		$15.88		$13.44	$13.34

Total Return(a)	(1.49)%		9.76%		18.15%		0.75%	20.40%
Net Assets, End of Period (millions)	$2,608		$4,068		$7,428		$8,808	$10,150
Ratios to Average Net Assets
Gross Expense	2.43%		2.20%		2.07%		2.09%	1.99%
Net Expenses(b)	1.96%		1.91%		1.89%		1.90%	1.92%
Net Investment Income	(0.72)%		(0.66)%		(0.73)%		(0.63)%	(1.27)%
Portfolio Turnover Rate	138%		118%		124%		264%	186%

INSTITUTIONAL I SHARES	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$18.76		$16.94		$14.26		$14.03	$11.55
Net Investment Income	0.04	(c)	0.03	(c)	0.02		0.05	(0.05	)(c)
Net realized and unrealized gain (loss)	(0.13)		1.79		2.70		0.18	2.53

Total Income (Loss) From Operations	(0.09)		1.82		2.72		0.23	2.48

Less Distributions From:
Net Investment Income	—		—		(0.04)		—	—
Net Realized gains	(0.01)		—		—		—	—

Total Distributions	(0.01)		—		(0.04)		—	—

Net Asset Value, End of Period	$18.66		$18.76		$16.94		$14.26	$14.03

Total Return(a)	(0.50)%		10.74%		19.12%		1.64%	21.47%
Net Assets, End of Period (millions)	$10,164		$19,577		$32,773		$51,880	$80,462
Ratios to Average Net Assets
Gross Expense	1.64%		1.45%		1.32%		1.32%	1.17%
Net Expenses(b)	1.05%		1.04%		1.03%		1.04%	1.04%
Net Investment Income	0.19%		0.21%		0.12%		0.24%	(0.38)%
Portfolio Turnover Rate	138%		118%		124%		264%	186%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	239

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MID CAP STOCK FUND

CLASS A SHARES	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$16.19		$16.47		$15.62		$15.01		$11.91
Net Investment Income	0.05	(c)	0.07	(c)	0.07		(0.01	)(c)	(0.05)
Net realized and unrealized gain (loss)	(1.43)		1.76		3.81		1.21		3.15

Total Income (Loss) From Operations	(1.38)		1.83		3.88		1.20		3.10

Less Distributions From:
Net Investment Income	(0.05)		(0.11)		—		—		—
Net Realized gains	(1.31)		(2.00)		(3.03)		(0.59)		—

Total Distributions	(1.36)		(2.11)		(3.03)		(0.59)		—

Net Asset Value, End of Period	$13.45		$16.19		$16.47		$15.62		$15.01

Total Return(a)	(8.79)%		12.06%		26.76%		7.87%		26.03%
Net Assets, End of Period (millions)	$40,994		$47,479		$67,176		$59,045		$68,327
Ratios to Average Net Assets
Gross Expense	1.61%		1.51%		1.53%		1.62%		1.54%
Net Expenses(b)	1.25%		1.15%		1.13%		1.19%		1.22%
Net Investment Income	0.32%		0.43%		0.42%		(0.09)%		(0.25)%
Portfolio Turnover Rate	40%		47%		51%		210%		99%

CLASS B SHARES	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$14.98		$15.43		$14.92		$14.48		$11.59
Net Investment Income	(0.06	)(c)	(0.06	)(c)	(0.00	)(d)	(0.14	)(c)	(0.14)
Net realized and unrealized gain (loss)	(1.32)		1.63		3.54		1.17		3.03

Total Income (Loss) From Operations	(1.38)		1.57		3.54		1.03		2.89

Less Distributions From:
Net Investment Income	(0.04)		(0.02)		—		—		—
Net Realized gains	(1.31)		(2.00)		(3.03)		(0.59)		—

Total Distributions	(1.35)		(2.02)		(3.03)		(0.59)		—

Net Asset Value, End of Period	$12.25		$14.98		$15.43		$14.92		$14.48

Total Return(a)	(9.51)%		11.09%		25.65%		6.97%		24.94%
Net Assets, End of Period (millions)	$2,019		$2,786		$3,155		$2,536		$2,333
Ratios to Average Net Assets
Gross Expense	2.13%		2.08%		2.09%		2.12%		2.12%
Net Expenses(b)	2.02%		2.03%		2.03%		2.03%		2.12%
Net Investment Income	(0.46)%		(0.43)%		(0.48)%		(0.92)%		(1.16)%
Portfolio Turnover Rate	40%		47%		51%		210%		99%

INSTITUTIONAL I SHARES	2008		2007		2006		2005		2004(e)
Net Asset Value, Beginning of Period
Income (Loss) From Operations:	$16.21		$16.48		$15.63		$15.02		$13.14
Net Investment Income	0.06	(c)	0.07	(c)	0.06		(0.01	)(c)	(0.02)
Net realized and unrealized gain (loss)	(1.43)		1.76		3.82		1.21		1.90

Total Income (Loss) From Operations	(1.37)		1.83		3.88		1.20		1.88

Less Distributions From:
Net Investment Income	(0.05)		(0.10)		—		—		—
Net Realized gains	(1.31)		(2.00)		(3.03)		(0.59)		—

Total Distributions	(1.36)		(2.10)		(3.03)		(0.59)		—

Net Asset Value, End of Period	$13.48		$16.21		$16.48		$15.63		$15.02

Total Return(a)	(8.70)%		12.10%		26.73%		7.86%		14.31%
Net Assets, End of Period (millions)	$68,490		$84,953		$91,523		$74,897		$70,539
Ratios to Average Net Assets
Gross Expense	1.38%		1.33%		1.35%		1.37%		1.35	%(f)
Net Expenses(b)	1.14%		1.15%		1.15%		1.15%		1.21	%(f)
Net Investment Income	0.42%		0.44%		0.40%		(0.04)%		(0.28	)%(f)
Portfolio Turnover Rate	40%		47%		51%		210%		99%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.
(e)	Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.
(f)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

240	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MID CAP GROWTH FUND

CLASS A SHARES	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$15.05		$16.29		$14.06		$13.49		$10.15
Income (Loss) From Operations:
Net Investment Income	(0.09	)(c)	(0.07	)(c)	(0.06	)(c)	(0.12	)(c)	(0.07)
Net realized and unrealized gain (loss)	0.74		0.99		4.13		0.92		3.41

Total Income (Loss) From Operations	0.65		0.92		4.07		0.80		3.34

Less Distributions From:
Net Investment Income	(2.27)		—		—		—		—
Net Realized gains	—		(2.16)		(1.84)		(0.23)		—

Total Distributions	(2.27)		(2.16)		(1.84)		(0.23)		—

Net Asset Value, End of Period	$13.43		$15.05		$16.29		$14.06		$13.49

Total Return(a)	4.48%		6.64%		30.27%		5.83%		32.91%
Net Assets, End of Period (millions)	$6,314		$6,930		$7,734		$6,317		$6,635
Ratios to Average Net Assets
Gross Expense	1.66%		1.64%		1.61%		1.63%		1.74%
Net Expenses(b)	1.25%		1.29%		1.29%		1.29%		1.25%
Net Investment Income	(0.60)%		(0.51)%		(0.41)%		(0.86)%		(0.56)%
Portfolio Turnover Rate	58%		75%		79%		52%		99%

CLASS B SHARES	2008		2007		2006		2005		2004(d)
Net Asset Value, Beginning of Period	$14.65		$16.02		$13.96		$13.50		$11.81
Income (Loss) From Operations:
Net Investment Income	(0.19	)(c)	(0.18	)(c)	(0.18	)(c)	(0.23	)(c)	(0.06)
Net realized and unrealized gain (loss)	0.71		0.97		4.08		0.92		1.75

Total Income (Loss) From Operations	0.52		0.79		3.90		0.69		1.69

Less Distributions From:
Net Investment Income	(2.27)		—		—		—		—
Net Realized gains	—		(2.16)		(1.84)		(0.23)		—

Total Distributions	(2.27)		(2.16)		(1.84)		(0.23)		—

Net Asset Value, End of Period	$12.90		$14.65		$16.02		$13.96		$13.50

Total Return(a)	3.67%		5.91%		29.23%		5.01%		14.31%
Net Assets, End of Period (millions)	$528		$646		$647		$312		$125
Ratios to Average Net Assets
Gross Expense	2.05%		2.13%		2.12%		2.13%		2.13	%(e)
Net Expenses(b)	1.90%		2.04%		2.05%		2.05%		2.08	%(e)
Net Investment Income	(1.35)%		(1.26)%		(1.14)%		(1.62)%		(1.70	)%(e)
Portfolio Turnover Rate	58%		75%		79%		52%		99%

INSTITUTIONAL I SHARES	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$15.25		$16.45		$14.17		$13.57		$10.19
Income (Loss) From Operations:
Net Investment Income	(0.07	)(c)	(0.05	)(c)	(0.04	)(c)	(0.10	)(c)	(0.05)
Net realized and unrealized gain (loss)	0.75		1.01		4.16		0.93		3.43

Total Income (Loss) From Operations	0.68		0.96		4.12		0.83		3.38

Less Distributions From:
Net Investment Income	(2.27)		—		—		—		—
Net Realized gains	—		(2.16)		(1.84)		(0.23)		—

Total Distributions	(2.27)		(2.16)		(1.84)		(0.23)		—

Net Asset Value, End of Period	$13.66		$15.25		$16.45		$14.17		$13.57

Total Return(a)	4.63%		6.83%		30.39%		6.02%		33.17%
Net Assets, End of Period (millions)	$68,897		$53,180		$81,759		$75,904		$79,815
Ratios to Average Net Assets
Gross Expense	1.41%		1.39%		1.36%		1.38%		1.31%
Net Expenses(b)	1.11%		1.14%		1.13%		1.13%		1.09%
Net Investment Income	(0.49)%		(0.35)%		(0.25)%		(0.70)%		(0.39)%
Portfolio Turnover Rate	58%		75%		79%		52%		99%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.
(e)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	241

For a share outstanding throughout each year ended April 30, unless otherwise noted:

SMALL CAP STOCK FUND

CLASS A SHARES	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$ 7.69		$ 9.95		$ 8.11		$ 9.30	$ 6.89
Income (Loss) From Operations:
Net Investment Income	0.01	(c)	0.00	(c)(d)	(0.01)		(0.02)	(0.03	)(c)
Net realized and unrealized gain (loss)	(0.86)		0.65		2.59		0.06	3.24

Total Income (Loss) From Operations	(0.85)		0.65		2.58		0.04	3.21

Less Distributions From:
Net Investment Income	(0.03)		—		—		—	—
Net Realized gains	(1.58)		(2.91)		(0.74)		(1.23)	(0.80)

Total Distributions	(1.61)		(2.91)		(0.74)		(1.23)	(0.80)

Net Asset Value, End of Period	$ 5.23		$ 7.69		$ 9.95		$ 8.11	$ 9.30

Total Return(a)	(13.29)%		7.89%		33.02%		(0.65)%	47.22%
Net Assets, End of Period (millions)	$5,115		$6,037		$5,610		$4,735	$11,217
Ratios to Average Net Assets
Gross Expense	1.63%		1.54%		1.54%		1.55%	1.42%
Net Expenses(b)	1.27%		1.30%		1.30%		1.30%	1.25%
Net Investment Income	0.08%		0.03%		(0.12)%		(0.14)%	(0.30)%
Portfolio Turnover Rate	122%		155%		59%		90%	55%

CLASS B SHARES	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$ 7.04		$ 9.40		$ 7.76		$ 9.00	$ 6.74
Income (Loss) From Operations:
Net Investment Income	(0.04	)(c)	(0.06)		(0.05)		(0.05)	(0.10	)(c)
Net realized and unrealized gain (loss)	(0.77)		0.61		2.43		0.04	3.16

Total Income (Loss) From Operations	(0.81)		0.55		2.38		(0.01)	3.06

Less Distributions From:
Net Investment Income	(0.02)		—		—		—	—
Net Realized gains	(1.58)		(2.91)		(0.74)		(1.23)	(0.80)

Total Distributions	(1.60)		(2.91)		(0.74)		(1.23)	(0.80)

Net Asset Value, End of Period	$ 4.63		$ 7.04		$ 9.40		$ 7.76	$ 9.00

Total Return(a)	(13.93)%		7.19%		31.89%		(1.25)%	45.99%
Net Assets, End of Period (millions)	$1,117		$1,541		$1,480		$1,100	$1,119
Ratios to Average Net Assets
Gross Expense	2.12%		2.04%		2.03%		2.05%	2.05%
Net Expenses(b)	2.02%		2.03%		2.02%		2.03%	2.05%
Net Investment Income	(0.67)%		(0.70)%		(0.84)%		(0.85)%	(1.10)%
Portfolio Turnover Rate	122%		155%		59%		90%	55%

INSTITUTIONAL I SHARES	2008		2007		2006		2005	2004(e)
Net Asset Value, Beginning of Period	$ 7.68		$ 9.93		$ 8.10		$ 9.28	$ 8.41
Income (Loss) From Operations:
Net Investment Income	0.01	(c)	0.01	(c)	(0.00	)(d)	0.00 (d)	(0.02	)(c)
Net realized and unrealized gain (loss)	(0.85)		0.65		2.57		0.05	1.69

Total Income (Loss) From Operations	(0.84)		0.66		2.57		0.05	1.67

Less Distributions From:
Net Investment Income	(0.03)		—		—		—	—
Net Realized gains	(1.58)		(2.91)		(0.74)		(1.23)	(0.80)

Total Distributions	(1.61)		(2.91)		(0.74)		(1.23)	(0.80)

Net Asset Value, End of Period	$ 5.23		$ 7.68		$ 9.93		$ 8.10	$ 9.28

Total Return(a)	(13.17)%		8.05%		32.94%		(0.53)%	20.36%
Net Assets, End of Period (millions)	$67,031		$109,850		$186,735		$148,945	$136,862
Ratios to Average Net Assets
Gross Expense	1.37%		1.26%		1.27%		1.30%	1.30	%(f)
Net Expenses(b)	1.14%		1.22%		1.26%		1.28%	1.30	%(f)
Net Investment Income	0.22%		0.13%		(0.08)%		(0.11)%	(0.35	)%(f)
Portfolio Turnover Rate	122%		155%		59%		90%	55%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.
(e)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(f)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

242	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

SMALL CAP GROWTH FUND

CLASS A SHARES	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$19.40		$21.07		$14.53	$17.53	$11.99
Income (Loss) From Operations:
Net Investment Income	(0.17	)(c)	(0.13	)(c)	(0.05)	(0.04)	(0.17	)(c)
Net realized and unrealized gain (loss)	(0.65)		1.59		6.64	(1.12)	5.71

Total Income (Loss) From Operations	(0.82)		1.46		6.59	(1.16)	5.54

Less Distributions From:
Net Investment Income	—		—		—	—	—
Net Realized gains	(3.05)		(3.13)		(0.05)	(1.84)	—

Total Distributions	(3.05)		(3.13)		(0.05)	(1.84)	—

Net Asset Value, End of Period	$15.53		$19.40		$21.07	$14.53	$17.53

Total Return(a)	(5.26)%		8.08%		45.47%	(7.72)%	46.21%
Net Assets, End of Period (millions)	$47,294		$55,406		$59,464	$50,027	$72,164
Ratios to Average Net Assets
Gross Expense	1.62%		1.61%		1.68%	1.64%	1.78%
Net Expenses(b)	1.31%		1.31%		1.31%	1.33%	1.36%
Net Investment Income	(0.93)%		(0.68)%		(0.60)%	(0.63)%	(0.99)%
Portfolio Turnover Rate	600%		452%		534%	443%	256%

CLASS B SHARES	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$18.31		$20.20		$14.04	$17.11	$11.79
Income (Loss) From Operations:
Net Investment Income	(0.29	)(c)	(0.26	)(c)	(0.22)	(0.11)	(0.29	)(c)
Net realized and unrealized gain (loss)	(0.60)		1.50		6.43	(1.12)	5.61

Total Income (Loss) From Operations	(0.89)		1.24		6.21	(1.23)	5.32

Less Distributions From:
Net Investment Income	—		—		—	—	—
Net Realized gains	(2.95)		(3.13)		(0.05)	(1.84)	—

Total Distributions	(2.95)		(3.13)		(0.05)	(1.84)	—

Net Asset Value, End of Period	$14.47		$18.31		$20.20	$14.04	$17.11

Total Return(a)	(5.96)%		7.27%		44.35%	(8.35)%	45.12%
Net Assets, End of Period (millions)	$2,119		$2,747		$2,940	$2,574	$2,859
Ratios to Average Net Assets
Gross Expense	2.11%		2.11%		2.19%	2.14%	2.33%
Net Expenses(b)	2.06%		2.05%		2.05%	2.06%	2.09%
Net Investment Income	(1.68)%		(1.43)%		(1.34)%	(1.38)%	(1.73)%
Portfolio Turnover Rate	600%		452%		534%	443%	256%

CLASS C SHARES	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$18.75		$20.47		$14.12	$17.15	$11.81
Income (Loss) From Operations:
Net Investment Income	(0.15	)(c)	(0.13	)(c)	(0.04)	(0.17)	(0.30	)(c)
Net realized and unrealized gain (loss)	(0.63)		1.54		6.44	(1.02)	5.64

Total Income (Loss) From Operations	(0.78)		1.41		6.40	(1.19)	5.34

Less Distributions From:
Net Investment Income	—		—		—	—	—
Net Realized gains	(3.04)		(3.13)		(0.05)	(1.84)	—

Total Distributions	(3.04)		(3.13)		(0.05)	(1.84)	—

Net Asset Value, End of Period	$14.93		$18.75		$20.47	$14.12	$17.15

Total Return(a)	(5.23)%		8.06%		45.44%	(8.06)%	45.22%
Net Assets, End of Period (millions)	$299		$287		$386	$344	$677
Ratios to Average Net Assets
Gross Expense	1.47%		1.39%		1.42%	1.92%	2.55%
Net Expenses(b)	1.28%		1.31%		1.28%	1.84%	2.12%
Net Investment Income	(0.89)%		(0.68)%		(0.56)%	(1.12)%	(1.76)%
Portfolio Turnover Rate	600%		452%		534%	443%	256%

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	243

For a share outstanding throughout each year ended April 30, unless otherwise noted:

SMALL CAP GROWTH FUND – (continued)

INSTITUTIONAL I SHARES	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$19.83		$21.44		$14.77	$17.76	$12.13
Income (Loss) From Operations:
Net Investment Income	(0.15	)(c)	(0.11	)(c)	0.01	0.03	(0.15	)(c)
Net realized and unrealized gain (loss)	(0.67)		1.63		6.71	(1.18)	5.78

Total Income (Loss) From Operations	(0.82)		1.52		6.72	(1.15)	5.63

Less Distributions From:
Net Investment Income	—		—		—	—	—
Net Realized gains	(3.07)		(3.13)		(0.05)	(1.84)	—

Total Distributions	(3.07)		(3.13)		(0.05)	(1.84)	—

Net Asset Value, End of Period	$15.94		$19.83		$21.44	$14.77	$17.76

Total Return(a)	(5.16)%		8.22%		45.61%	(7.56)%	46.41%
Net Assets, End of Period (millions)	$141,074		$126,882		$115,762	$77,827	$108,274
Ratios to Average Net Assets
Gross Expense	1.38%		1.38%		1.45%	1.41%	1.31%
Net Expenses(b)	1.19%		1.18%		1.17%	1.19%	1.20%
Net Investment Income	(0.81)%		(0.56)%		(0.46)%	(0.50)%	(0.84)%
Portfolio Turnover Rate	600%		452%		534%	443%	256%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

244	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

INTERNATIONAL EQUITY FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.75	$12.26	$10.88	$ 9.75	$ 7.51
Income (Loss) From Operations:
Net Investment Income	0.17 (c)	0.16 (c)	0.11 (c)	0.09 (c)	0.07	(c)
Net realized and unrealized gain (loss)	(0.44)	2.08	2.83	1.12	2.25

Total Income (Loss) From Operations	(0.27)	2.24	2.94	1.21	2.32

Less Distributions From:
Net Investment Income	(0.13)	(0.12)	(0.18)	(0.08)	(0.08)
Net Realized gains	(1.17)	(0.63)	(1.38)	—	—

Total Distributions	(1.30)	(0.75)	(1.56)	(0.08)	(0.08)

Net Asset Value, End of Period	$12.18	$13.75	$12.26	$10.88	$ 9.75

Total Return(a)	(2.39)%	18.89%	29.77%	12.42%	30.94%
Net Assets, End of Period (millions)	$11,709	$13,245	$11,887	$9,951	$19,124
Ratios to Average Net Assets
Gross Expense	1.69%	1.85%	1.79%	1.91%	1.83%
Net Expenses(b)	1.43%	1.54%	1.48%	1.60%	1.60%
Net Investment Income	1.25%	1.30%	0.97%	0.89%	0.81%
Portfolio Turnover Rate	58%	39%	136%	59%	53%

CLASS B SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.37	$11.96	$10.67	$ 9.60	$ 7.46
Income (Loss) From Operations:
Net Investment Income	0.06 (c)	0.06 (c)	0.01 (c)	0.03 (c)	0.00	(c)(d)
Net realized and unrealized gain (loss)	(0.41)	2.02	2.78	1.09	2.22

Total Income (Loss) From Operations	(0.35)	2.08	2.79	1.12	2.22

Less Distributions From:
Net Investment Income	(0.13)	(0.04)	(0.12)	(0.05)	(0.08)
Net Realized gains	(1.17)	(0.63)	(1.38)	—	—

Total Distributions	(1.30)	(0.67)	(1.50)	(0.05)	(0.08)

Net Asset Value, End of Period	$11.72	$13.37	$11.96	$10.67	$ 9.60

Total Return(a)	(3.15)%	18.01%	28.84%	11.68%	29.80%
Net Assets, End of Period (millions)	$1,095	$1,040	$827	$386	$223
Ratios to Average Net Assets
Gross Expense	2.22%	2.38%	2.35%	2.41%	2.49%
Net Expenses(b)	2.21%	2.29%	2.25%	2.31%	2.47%
Net Investment Income	0.48%	0.53%	0.12%	0.33%	0.03%
Portfolio Turnover Rate	58%	39%	136%	59%	53%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004(e)
Net Asset Value, Beginning of Period	$13.64	$12.17	$10.81	$ 9.70	$ 8.30
Income (Loss) From Operations:
Net Investment Income	0.18 (c)	0.17 (c)	0.11 (c)	0.12 (c)	0.05	(c)
Net realized and unrealized gain (loss)	(0.42)	2.06	2.81	1.10	1.48

Total Income (Loss) From Operations	(0.24)	2.23	2.92	1.22	1.53

Less Distributions From:
Net Investment Income	(0.14)	(0.13)	(0.18)	(0.11)	(0.13)
Net Realized gains	(1.17)	(0.63)	(1.38)	—	—

Total Distributions	(1.31)	(0.76)	(1.56)	(0.11)	(0.13)

Net Asset Value, End of Period	$12.09	$13.64	$12.17	$10.81	$ 9.70

Total Return(a)	(2.25)%	18.93%	29.84%	12.57%	18.42%
Net Assets, End of Period (millions)	$273,900	$244,088	$152,530	$124,915	$99,527
Ratios to Average Net Assets
Gross Expense	1.45%	1.62%	1.59%	1.66%	1.74	%(f)
Net Expenses(b)	1.31%	1.46%	1.44%	1.50%	1.68	%(f)
Net Investment Income	1.42%	1.33%	0.98%	1.11%	0.70	%(f)
Portfolio Turnover Rate	58%	39%	136%	59%	53%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.
(e)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(f)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	245

MTB Group of Funds

April 30, 2008

1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of

36 portfolios, 24 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 12 funds (5 of which are only made available to variable annuity contracts) are presented in separate reports.

MTB Fund	Investment Objectives
MTB Short Duration Government Bond Fund (“Short Duration Government Bond Fund”)(d)	To seek current income with the preservation of capital as a secondary objective.

MTB Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”)(d)	Current income.

MTB U.S. Government Bond Fund (“U.S. Government Bond Fund”)(d)	To provide current income. Capital appreciation is a secondary, non-fundamental investment consideration.

MTB New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	To provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of New York and
New York municipalities and is consistent with the preservation of capital.

MTB Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”)(n)	Current income exempt from federal regular income tax and Pennsylvania personal income taxes.

MTB Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”)(n)	Current income exempt from federal regular income tax and Maryland state and local income taxes.

MTB Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”)(n)*	Current income exempt from federal regular income tax and Virginia state and local income taxes.

MTB Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	Current income.

MTB Income Fund (“Income Fund”)(d)	Primarily current income and secondarily capital growth.

MTB Managed Allocation Fund – Conservative Growth (“Conservative Growth Fund”)(d)**	To seek capital appreciation and income.

MTB Managed Allocation Fund – Moderate Growth (“Moderate Growth Fund”)(d)**	To seek capital appreciation and secondarily income.

MTB Managed Allocation Fund – Aggressive Growth (“Aggressive Growth Fund”)(d)**	To seek capital appreciation.

MTB Balanced Fund (“Balanced Fund”)(d)	To provide total return.

MTB Equity Income Fund (“Equity Income Fund”)(d)	Current income and growth of capital.

MTB Large Cap Value Fund (“Large Cap Value Fund”)(d)	To provide capital appreciation. Current income is a secondary, non-fundamental investment consideration.

MTB Equity Index Fund (“Equity Index Fund”)(d)	Investment results that correspond to the performance of the Standard & Poor’s 500 Index.

MTB Large Cap Stock Fund (“Large Cap Stock Fund”)(d)	Growth of principal.

MTB Large Cap Growth Fund (“Large Cap Growth Fund”)(d)	To provide capital appreciation.

MTB Multi Cap Growth Fund (“Multi Cap Growth Fund”)(d)	Long-term capital appreciation.

MTB Mid Cap Stock Fund (“Mid Cap Stock Fund”)(d)	To provide total return.

MTB Mid Cap Growth Fund (“Mid Cap Growth Fund”)(d)	Long-term capital appreciation.

MTB Small Cap Stock Fund (“Small Cap Stock Fund”)(d)	To seek growth of capital.

MTB Small Cap Growth Fund (“Small Cap Growth Fund”)(d)	Long-term capital appreciation.

MTB International Equity Fund (“International Equity Fund”)(d)	To seek long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

(d)	Diversified

(n)	Non-diversified

*	The Virginia Municipal Bond Fund is the successor and accounting survivor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The FBR Virginia Tax-Free Portfolio’s fiscal year-end was October 31.

**	The Fund invests solely in the shares of other funds within the Trust.

(continued on next page)

ANNUAL REPORT  /  April 30, 2008

246	NOTES TO FINANCIAL STATEMENTS

The Trust offers 8 classes of shares: Class A Shares, Class A2 Shares (formerly Institutional Shares), Class B Shares, Class C Shares, Class S Shares, Corporate Shares (formerly Institutional Shares), Institutional I Shares and Institutional II Shares. All shares of the Funds have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuations – Market values of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

•	investments in other open-end regulated investment companies are valued at net asset value (NAV);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the mean prices currently offered to institutional investors for the securities. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Repurchase Agreements – It is each Fund’s policy to require the other party to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Funds treat the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Funds in excess of the repurchase price and related transaction costs must be remitted to the other party.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Inflation/deflation adjustments on Treasury Inflation-Protected

(continued on next page)

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	247

Securities are included in interest income. Distributions of net investment income are declared and paid as follows:

Fund Name	Dividends Declared	Dividends Paid
Short-Duration Government Bond Fund	Daily	Monthly
Short-Term Corporate Bond Fund	Daily	Monthly
U.S. Government Bond Fund	Daily	Monthly
New York Municipal Bond Fund	Daily	Monthly
Pennsylvania Municipal Bond Fund	Daily	Monthly
Maryland Municipal Bond Fund	Daily	Monthly
Virginia Municipal Bond Fund	Daily	Monthly
Intermediate-Term Bond Fund	Daily	Monthly
Income Fund	Daily	Monthly
Conservative Growth Fund	Quarterly	Quarterly
Moderate Growth Fund	Annually	Annually
Aggressive Growth Fund	Annually	Annually
Balanced Fund	Quarterly	Quarterly
Equity Income Fund	Monthly	Monthly
Large Cap Value Fund	Quarterly	Quarterly
Equity Index Fund	Quarterly	Quarterly
Large Cap Stock Fund	Annually	Annually
Large Cap Growth Fund	Annually	Annually
Multi Cap Growth Fund	Annually	Annually
Mid Cap Stock Fund	Annually	Annually
Mid Cap Growth Fund	Annually	Annually
Small Cap Stock Fund	Annually	Annually
Small Cap Growth Fund	Annually	Annually
International Equity Fund	Annually	Annually

Non-cash dividends included in dividend income, if any, are recorded at fair value. All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Management has reviewed the tax positions for the open tax year as of April 30, 2008, and have determined that there is no impact resulting from the adoption of this interpretation on the funds financial statements.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Funds record TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Written Options Contracts – The Funds may write option contracts. The writer of the option receives a payment, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received.

Written option contracts outstanding at period end, if any, are listed in the Notes to Portfolios of Investments.

Foreign Exchange Contracts – The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and

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ANNUAL REPORT  /  April 30, 2008

248	NOTES TO FINANCIAL STATEMENTS

any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed in the Notes to Portfolio of Investments.

Foreign Currency Translation – The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Futures Contracts – The International Equity Fund may periodically purchase stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.

Futures contracts outstanding at period end, if any, are listed in the Notes to Portfolios of Investments.

Dollar Roll Transactions – The U.S. Government Bond Fund, Intermediate-Term Bond Fund and Income Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds’ current yield and total return. Dollar rolls are subject to interest rate and credit risks.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other – Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

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April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	249

3.	SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Short Duration Government Bond Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	15,283	$147,986	45,545	$434,197
Shares issued to shareholders in payment of distributions declared	11,020	106,753	14,694	140,281
Shares redeemed	(74,935)	(723,479)	(176,420)	(1,682,308)

Net change resulting from Class A Shares transactions	(48,632)	$(468,740)	(116,181)	$(1,107,830)

Class B Shares
Shares sold	650	$6,364	—	$—
Shares issued to shareholders in payment of distributions declared	144	1,393	230	2,196
Shares redeemed	(1,091)	(10,600)	(2,241)	(21,534)

Net change resulting from Class B Shares transactions	(297)	$(2,843)	(2,011)	$(19,338)

Institutional I Shares
Shares sold	4,667,646	$45,136,085	3,693,302	$35,250,200
Shares issued to shareholders in payment of distributions declared	365,098	3,536,775	383,711	3,664,502
Shares redeemed	(7,504,221)	(72,808,414)	(4,835,009)	(46,104,493)

Net change resulting from Institutional I Shares transactions	(2,471,477)	$(24,135,554)	(757,996)	$(7,189,791)

Net change resulting from share transactions	(2,520,406)	$(24,607,137)	(876,188)	$(8,316,959)

	Short-Term Corporate Bond Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	244	$2,398	1,299	$12,652
Shares issued to shareholders in payment of distributions declared	318	3,131	435	4,242
Shares redeemed	(2,647)	(26,147)	(22,153)	(215,169)

Net change resulting from Class A Shares transactions	(2,085)	$(20,618)	(20,419)	$(198,275)

Class B Shares
Shares sold	5,023	$49,443	531	$5,213
Shares issued to shareholders in payment of distributions declared	161	1,583	112	1,094
Shares redeemed	(1,735)	(17,156)	(3,112)	(30,252)

Net change resulting from Class B Shares transactions	3,449	$33,870	(2,469)	$(23,945)

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ANNUAL REPORT  /  April 30, 2008

250	NOTES TO FINANCIAL STATEMENTS

	Short-Term Corporate Bond Fund (continued)
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Institutional I Shares
Shares sold	846,170	$8,327,510	918,269	$8,969,122
Shares issued to shareholders in payment of distributions declared	74,481	733,172	91,930	899,228
Shares redeemed	(1,390,051)	(13,687,244)	(1,978,494)	(19,328,659)

Net change resulting from Institutional I Shares transactions	(469,400)	$(4,626,562)	(968,295)	$(9,460,309)

Net change resulting from share transactions	(468,036)	$(4,613,310)	(991,183)	$(9,682,529)

	U.S. Government Bond Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	2,412,921	$22,349,948	1,753,839	$16,172,481
Shares issued to shareholders in payment of distributions declared	178,801	1,668,223	210,354	1,938,530
Shares redeemed	(4,215,184)	(39,469,100)	(1,195,923)	(10,981,241)

Net change resulting from Class A Shares transactions	(1,623,462)	$(15,450,929)	768,270	$7,129,770

Class B Shares
Shares sold	11,480	$109,089	2,928	$27,224
Shares issued to shareholders in payment of distributions declared	377	3,541	664	6,112
Shares redeemed	(3,005)	(27,859)	(19,419)	(178,460)

Net change resulting from Class B Shares transactions	8,852	$84,771	(15,827)	$(145,124)

Institutional I Shares
Shares sold	1,278,570	$11,967,578	1,949,792	$17,960,655
Shares issued to shareholders in payment of distributions declared	173,186	1,617,544	226,279	2,084,622
Shares redeemed	(5,352,840)	(50,203,680)	(2,654,071)	(24,411,733)

Net change resulting from Institutional I Shares transactions	(3,901,084)	$(36,618,558)	(478,000)	$(4,366,456)

Net change resulting from share transactions	(5,515,694)	$(51,984,716)	274,443	$2,618,190

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April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	251

	New York Municipal Bond Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	1,600,619	$16,597,493	1,500,680	$15,779,987
Shares issued to shareholders in payment of distributions declared	173,055	1,788,147	163,832	1,719,257
Shares redeemed	(1,488,256)	(15,417,041)	(861,480)	(9,022,812)

Net change resulting from Class A Shares transactions	285,418	$2,968,599	803,032	$8,476,432

Class B Shares
Shares sold	9,807	$102,342	28,520	$298,329
Shares issued to shareholders in payment of distributions declared	2,128	21,989	2,145	22,498
Shares redeemed	(38,083)	(395,804)	(16,713)	(174,800)

Net change resulting from Class B Shares transactions	(26,148)	$(271,473)	13,952	$146,027

Institutional I Shares
Shares sold	677,118	$7,017,831	901,557	$9,463,089
Shares issued to shareholders in payment of distributions declared	12,416	128,266	11,488	120,638
Shares redeemed	(729,719)	(7,569,887)	(379,092)	(3,970,485)

Net change resulting from Institutional I Shares transactions	(40,185)	$(423,790)	533,953	$5,613,242

Net change resulting from share transactions	219,085	$2,273,336	1,350,937	$14,235,701

	Pennsylvania Municipal Bond Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	41,009	$409,988	18,212	$183,070
Shares issued to shareholders in payment of distributions declared	12,039	120,469	15,113	152,514
Shares redeemed	(55,169)	(553,272)	(119,209)	(1,201,508)

Net change resulting from Class A Shares transactions	(2,121)	$(22,815)	(85,884)	$(865,924)

Class B Shares
Shares sold	2,590	$26,000	5,152	$52,102
Shares issued to shareholders in payment of distributions declared	1,319	13,193	1,540	15,543
Shares redeemed	(5,489)	(54,655)	(5,582)	(56,362)

Net change resulting from Class B Shares transactions	(1,580)	$(15,462)	1,110	$11,283

Institutional I Shares
Shares sold	889,223	$8,918,130	1,522,895	$15,408,795
Shares issued to shareholders in payment of distributions declared	53,322	533,656	38,685	390,895
Shares redeemed	(2,431,990)	(24,391,905)	(1,937,927)	(19,543,464)

Net change resulting from Institutional I Shares transactions	(1,489,445)	$(14,940,119)	(376,347)	$(3,743,774)

Net change resulting from share transactions	(1,493,146)	$(14,978,396)	(461,121)	$(4,598,415)

(continued on next page)

ANNUAL REPORT  /  April 30, 2008

252	NOTES TO FINANCIAL STATEMENTS

	Maryland Municipal Bond Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	187,453	$1,870,149	393,415	$3,963,254
Shares issued to shareholders in payment of distributions declared	116,396	1,152,505	154,721	1,565,879
Shares redeemed	(760,087)	(7,562,384)	(788,620)	(7,966,330)

Net change resulting from Class A Shares transactions	(456,238)	$(4,539,730)	(240,484)	$(2,437,197)

Class B Shares
Shares sold	6,878	$68,568	4,840	$48,913
Shares issued to shareholders in payment of distributions declared	2,236	22,197	3,196	32,403
Shares redeemed	(24,579)	(244,809)	(20,947)	(212,801)

Net change resulting from Class B Shares transactions	(15,465)	$(154,044)	(12,911)	$(131,485)

Institutional I Shares
Shares sold	1,001,032	$9,931,711	1,215,249	$12,318,858
Shares issued to shareholders in payment of distributions declared	43,103	428,042	53,146	540,084
Shares redeemed	(1,902,538)	(18,879,159)	(1,101,710)	(11,121,026)

Net change resulting from Institutional I Shares transactions	(858,403)	$(8,519,406)	166,685	$1,737,916

Net change resulting from share transactions	(1,330,106)	$(13,213,180)	(86,710)	$(830,766)

	Virginia Municipal Bond Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	141,143	$1,518,626	14,028	$153,706
Shares issued to shareholders in payment of distributions declared	55,452	597,195	71,886	789,759
Shares redeemed	(306,871)	(3,290,712)	(459,353)	(5,043,989)

Net change resulting from Class A Shares transactions	(110,276)	$(1,174,891)	(373,439)	$(4,100,524)

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April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	253

	Intermediate-Term Bond Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	14,480	$144,048	7,197	$70,043
Shares issued to shareholders in payment of distributions declared	3,864	38,000	5,059	49,316
Shares redeemed	(16,772)	(166,464)	(47,993)	(468,431)

Net change resulting from Class A Shares transactions	1,572	$15,584	(35,737)	$(349,072)

Class B Shares
Shares sold	5,781	$57,939	1	$7
Shares issued to shareholders in payment of distributions declared	172	1,702	245	2,388
Shares redeemed	(105)	(1,038)	(3,586)	(35,169)

Net change resulting from Class B Shares transactions	5,848	$58,603	(3,340)	$(32,774)

Institutional I Shares
Shares sold	3,432,222	$33,752,381	2,514,533	$24,533,106
Shares issued to shareholders in payment of distributions declared	192,279	1,893,310	235,533	2,296,835
Shares redeemed	(5,671,746)	(55,979,365)	(5,258,748)	(51,093,831)

Net change resulting from Institutional I Shares transactions	(2,047,245)	$(20,333,674)	(2,508,682)	$(24,263,890)

Net change resulting from share transactions	(2,039,825)	$(20,259,487)	(2,547,759)	$(24,645,736)

	Income Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	37,658	$367,957	52,206	$505,577
Shares issued to shareholders in payment of distributions declared	18,323	179,055	25,863	252,605
Shares redeemed	(134,497)	(1,310,462)	(180,451)	(1,756,863)

Net change resulting from Class A Shares transactions	(78,516)	$(763,450)	(102,382)	$(998,681)

Class B Shares
Shares sold	3,725	$35,436	2,202	$21,233
Shares issued to shareholders in payment of distributions declared	2,918	28,114	5,195	50,051
Shares redeemed	(28,312)	(271,655)	(57,397)	(552,443)

Net change resulting from Class B Shares transactions	(21,669)	$(208,105)	(50,000)	$(481,159)

Institutional I Shares
Shares sold	2,581,935	$24,744,711	2,063,782	$19,969,729
Shares issued to shareholders in payment of distributions declared	169,179	1,630,657	226,770	2,184,805
Shares redeemed	(5,162,752)	(49,776,137)	(4,354,011)	(41,747,321)

Net change resulting from Institutional I Shares transactions	(2,411,638)	$(23,400,769)	(2,063,459)	$(19,592,787)

Net change resulting from share transactions	(2,511,823)	$(24,372,324)	(2,215,841)	$(21,072,627)

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ANNUAL REPORT  /  April 30, 2008

254	NOTES TO FINANCIAL STATEMENTS

	Conservative Growth Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	91,604	$907,953	128,133	$1,272,411
Shares issued to shareholders in payment of distributions declared	36,150	359,588	60,681	601,589
Shares redeemed	(325,726)	(3,232,390)	(204,551)	(2,032,521)

Net change resulting from Class A Shares transactions	(197,972)	$(1,964,849)	(15,737)	$(158,521)

Class B Shares
Shares sold	22,233	$216,259	25,396	$250,429
Shares issued to shareholders in payment of distributions declared	10,517	104,321	17,176	169,841
Shares redeemed	(46,435)	(458,233)	(55,818)	(554,101)

Net change resulting from Class B Shares transactions	(13,685)	$(137,653)	(13,246)	$(133,831)

Net change resulting from share transactions	(211,657)	$(2,102,502)	(28,983)	$(292,352)

	Moderate Growth Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	408,430	$4,276,971	454,278	$4,719,011
Shares issued to shareholders in payment of distributions declared	177,624	1,855,309	291,408	3,008,835
Shares redeemed	(858,389)	(9,076,349)	(843,694)	(8,707,708)

Net change resulting from Class A Shares transactions	(272,335)	$(2,944,069)	(98,008)	$(979,862)

Class B Shares
Shares sold	119,667	$1,224,969	157,490	$1,611,151
Shares issued to shareholders in payment of distributions declared	106,403	1,086,353	156,589	1,592,767
Shares redeemed	(301,910)	(3,089,365)	(240,092)	(2,451,393)

Net change resulting from Class B Shares transactions	(75,840)	$(778,043)	73,987	$752,525

Net change resulting from share transactions	(348,175)	$(3,722,112)	(24,021)	$(227,337)

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April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	255

	Aggressive Growth Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	177,193	$1,860,019	251,571	$2,651,540
Shares issued to shareholders in payment of distributions declared	99,248	1,059,902	165,341	1,722,715
Shares redeemed	(305,281)	(3,221,774)	(311,117)	(3,267,987)

Net change resulting from Class A Shares transactions	(28,840)	$(301,853)	105,795	$1,106,268

Class B Shares
Shares sold	55,346	$559,638	98,814	$1,009,876
Shares issued to shareholders in payment of distributions declared	49,704	511,855	79,083	802,554
Shares redeemed	(119,685)	1,219,700	(91,792)	(933,674)

Net change resulting from Class B Shares transactions	(14,635)	$(148,207)	86,105	$878,756

Net change resulting from share transactions	(43,475)	$(450,060)	191,900	$1,985,024

	Balanced Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	91,452	$1,366,671	213,804	$3,026,140
Shares issued to shareholders in payment of distributions declared	35,443	524,074	29,946	422,778
Shares redeemed	(266,370)	(3,950,746)	(394,095)	(5,497,347)

Net change resulting from Class A Shares transactions	(139,475)	$(2,060,001)	(150,345)	$(2,048,429)

Class B Shares
Shares sold	18,564	$268,838	10,245	$146,948
Shares issued to shareholders in payment of distributions declared	4,032	60,561	6,140	86,849
Shares redeemed	(118,408)	(1,772,004)	(299,681)	(4,219,875)

Net change resulting from Class B Shares transactions	(95,812)	$(1,442,605)	(283,296)	$(3,986,078)

Institutional I Shares
Shares sold	49,341	$732,503	81,735	$1,135,285
Shares issued to shareholders in payment of distributions declared	7,184	107,141	23,184	324,223
Shares redeemed	(217,804)	(3,243,091)	(1,216,319)	(17,498,733)

Net change resulting from Institutional I Shares transactions	(161,279)	$(2,403,447)	(1,111,400)	$(16,039,225)

Net change resulting from share transactions	(396,566)	$(5,906,053)	(1,545,041)	$(22,073,732)

(continued on next page)

ANNUAL REPORT  /  April 30, 2008

256	NOTES TO FINANCIAL STATEMENTS

	Equity Income Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	50,640	$418,327	33,156	$290,574
Shares issued to shareholders in payment of distributions declared	120,473	815,606	60,803	514,269
Shares redeemed	(110,896)	(858,112)	(202,286)	(1,726,107)

Net change resulting from Class A Shares transactions	60,217	$375,821	(108,327)	$(921,264)

Class B Shares
Shares sold	5,776	$48,291	6,824	$59,441
Shares issued to shareholders in payment of distributions declared	10,520	70,483	4,105	34,463
Shares redeemed	(5,659)	(44,384)	(4,632)	(40,065)

Net change resulting from Class B Shares transactions	10,637	$74,390	6,297	$53,839

Institutional I Shares
Shares sold	462,238	$3,418,069	475,125	$4,107,535
Shares issued to shareholders in payment of distributions declared	864,333	5,764,655	517,508	4,333,923
Shares redeemed	(2,722,274)	(20,179,522)	(2,318,724)	(19,796,802)

Net change resulting from Institutional I Shares transactions	(1,395,703)	$(10,996,798)	(1,326,091)	$(11,355,344)

Net change resulting from share transactions	(1,324,849)	$(10,546,587)	(1,428,121)	$(12,222,769)

	Large Cap Value Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	1,167,383	$14,690,018	731,247	$9,356,239
Shares issued to shareholders in payment of distributions declared	230,688	2,795,205	201,356	2,520,848
Shares redeemed	(773,525)	(9,632,714)	(770,349)	(9,832,094)

Net change resulting from Class A Shares transactions	624,546	$7,852,509	162,254	$2,044,993

Class B Shares
Shares sold	14,389	$184,111	29,938	$376,616
Shares issued to shareholders in payment of distributions declared	6,520	77,452	6,956	85,848
Shares redeemed	(17,751)	(215,449)	(29,736)	(373,628)

Net change resulting from Class B Shares transactions	3,158	$46,114	7,158	$88,836

Institutional I Shares
Shares sold	1,739,989	$21,269,280	3,050,737	$38,959,579
Shares issued to shareholders in payment of distributions declared	542,695	6,568,811	575,127	7,204,529
Shares redeemed	(1,545,183)	(19,697,059)	(2,973,525)	(38,104,459)

Net change resulting from Institutional I Shares transactions	737,501	$8,141,032	652,339	$8,059,649

Net change resulting from share transactions	1,365,205	$16,039,655	821,751	$10,193,478

(continued on next page)

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	257

	Equity Index Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	27,734	$336,881	24,869	$292,554
Shares issued to shareholders in payment of distributions declared	5,151	62,165	5,344	59,705
Shares redeemed	(81,458)	(980,250)	(114,220)	(1,288,658)

Net change resulting from Class A Shares transactions	(48,573)	$(581,204)	(84,007)	$(936,399)

Class B Shares
Shares sold	2,528	$29,325	10,165	$116,340
Shares issued to shareholders in payment of distributions declared	354	4,345	386	4,309
Shares redeemed	(8,647)	(102,408)	(6,778)	(76,743)

Net change resulting from Class B Shares transactions	(5,765)	$(68,738)	3,773	$43,906

Institutional I Shares
Shares sold	1,688,950	$20,232,066	3,386,121	$37,224,233
Shares issued to shareholders in payment of distributions declared	57,764	695,972	59,272	664,227
Shares redeemed	(1,281,956)	(15,536,164)	(1,895,786)	(21,351,661)

Net change resulting from Institutional I Shares transactions	464,758	$5,391,874	1,549,607	$16,536,799

Net change resulting from share transactions	410,420	$4,741,932	1,469,373	$15,644,306

	Large Cap Stock Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	121,601	$1,145,916	275,303	$2,439,493
Shares issued to shareholders in payment of distributions declared	487,620	4,091,136	95,726	857,495
Shares redeemed	(748,734)	(6,762,954)	(873,601)	(7,592,890)

Net change resulting from Class A Shares transactions	(139,513)	$(1,525,902)	(502,572)	$(4,295,902)

Class B Shares
Shares sold	12,886	$66,164	11,016	$93,270
Shares issued to shareholders in payment of distributions declared	77,918	609,318	16,692	141,462
Shares redeemed	(208,771)	(1,789,377)	(422,143)	(3,507,646)

Net change resulting from Class B Shares transactions	(117,967)	$(1,113,895)	(394,435)	$(3,272,914)

Institutional I Shares
Shares sold	1,432,246	$12,441,435	1,582,822	$13,657,179
Shares issued to shareholders in payment of distributions declared	1,973,416	16,438,554	504,574	4,485,237
Shares redeemed	(9,071,992)	(84,673,361)	(16,660,161)	(143,428,702)

Net change resulting from Institutional I Shares transactions	(5,666,330)	$(55,793,372)	(14,572,765)	$(125,286,286)

Net change resulting from share transactions	(5,923,810)	$(58,433,169)	(15,469,772)	$(132,855,102)

(continued on next page)

ANNUAL REPORT  /  April 30, 2008

258	NOTES TO FINANCIAL STATEMENTS

	Large Cap Growth Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	27,131	$247,821	30,089	$253,979
Shares issued to shareholders in payment of distributions declared	6,379	58,707	—	—
Shares redeemed	(35,034)	(312,696)	(169,761)	(1,460,886)

Net change resulting from Class A Shares transactions	(1,524)	$(6,168)	(139,672)	$(1,206,907)

Class B Shares
Shares sold	6,981	$61,743	9,536	$77,841
Shares issued to shareholders in payment of distributions declared	3,781	32,642	—	—
Shares redeemed	(33,161)	(281,225)	(36,090)	(295,488)

Net change resulting from Class B Shares transactions	(22,399)	$(186,840)	(26,554)	$(217,647)

Institutional I Shares
Shares sold	3,836,007	$35,931,623	1,481,212	$12,430,623
Shares issued to shareholders in payment of distributions declared	208,949	1,920,891	12,337	109,182
Shares redeemed	(1,354,203)	(12,468,225)	(1,924,666)	(15,971,946)

Net change resulting from Institutional I Shares transactions	2,690,753	$25,384,289	(431,117)	$(3,432,141)

Net change resulting from share transactions	2,666,830	$25,191,281	(597,343)	$(4,856,695)

	Multi Cap Growth Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	64,837	$1,235,957	170,455	$2,903,161
Shares issued to shareholders in payment of distributions declared	278	5,370	—	—
Shares redeemed	(213,787)	(4,008,007)	(257,506)	(4,277,498)

Net change resulting from Class A Shares transactions	(148,672)	$(2,766,680)	(87,051)	$(1,374,337)

Class B Shares
Shares sold	2,992	$51,497	6,194	$99,803
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(84,502)	(1,515,355)	(240,660)	(3,863,859)

Net change resulting from Class B Shares transactions	(81,510)	$(1,463,858)	(234,466)	$(3,764,056)

Institutional I Shares
Shares sold	45,891	$866,342	59,979	$1,019,227
Shares issued to shareholders in payment of distributions declared	127	2,489	—	—
Shares redeemed	(545,000)	(10,533,103)	(951,018)	(15,427,571)

Net change resulting from Institutional I Shares transactions	(498,982)	$(9,664,272)	(891,039)	$(14,408,344)

Net change resulting from share transactions	(729,164)	$(13,894,810)	(1,212,556)	$(19,546,737)

(continued on next page)

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	259

	Mid Cap Stock Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares		Shares	Amount

Class A Shares
Shares sold	407,528	$6,016,414	435,361	$6,866,426
Shares issued to shareholders in payment of distributions declared	281,039	3,909,849	368,743	5,580,578
Shares redeemed	(573,731)	(8,363,737)	(1,949,475)	(31,573,986)

Net change resulting from Class A Shares transactions	114,836	$1,562,526	(1,145,371)	$(19,126,982)

Class B Shares
Shares sold	6,428	$85,184	7,936	$116,473
Shares issued to shareholders in payment of distributions declared	17,118	217,435	25,098	351,350
Shares redeemed	(44,773)	(599,293)	(51,423)	(759,594)

Net change resulting from Class B Shares transactions	(21,227)	$(296,674)	(18,389)	$(291,771)

Institutional I Shares
Shares sold	403,215	$5,818,872	487,488	$7,629,030
Shares issued to shareholders in payment of distributions declared	459,893	6,407,679	630,606	9,546,520
Shares redeemed	(1,024,332)	(14,996,958)	(1,428,474)	(22,566,809)

Net change resulting from Institutional I Shares transactions	(161,224)	$(2,770,407)	(310,380)	$(5,391,259)

Net change resulting from share transactions	(67,615)	$(1,504,555)	(1,474,140)	$(24,810,012)

	Mid Cap Growth Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	45,352	$636,565	31,043	$452,549
Shares issued to shareholders in payment of distributions declared	73,217	974,514	64,993	911,205
Shares redeemed	(108,940)	(1,515,938)	(110,535)	(1,618,534)

Net change resulting from Class A Shares transactions	9,629	$95,141	(14,499)	$(254,780)

Class B Shares
Shares sold	4,238	$53,029	3,506	$49,391
Shares issued to shareholders in payment of distributions declared	6,424	82,355	5,732	78,408
Shares redeemed	(13,816)	(191,234)	(5,507)	(79,188)

Net change resulting from Class B Shares transactions	(3,154)	$(55,850)	3,731	$48,611

Institutional I Shares
Shares sold	1,857,325	$24,818,703	363,193	$5,389,578
Shares issued to shareholders in payment of distributions declared	511,150	6,915,864	485,805	6,898,435
Shares redeemed	(812,311)	(11,761,268)	(2,332,446)	(33,917,292)

Net change resulting from Institutional I Shares transactions	1,556,164	$19,973,299	(1,483,448)	$(21,629,279)

Net change resulting from share transactions	1,562,639	$20,012,590	(1,494,216)	$(21,835,448)

(continued on next page)

ANNUAL REPORT  /  April 30, 2008

260	NOTES TO FINANCIAL STATEMENTS

	Small Cap Stock Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	101,494	$697,664	170,238	$1,450,581
Shares issued to shareholders in payment of distributions declared	212,312	1,243,399	214,743	1,578,358
Shares redeemed	(120,562)	(758,653)	(164,359)	(1,438,105)

Net change resulting from Class A Shares transactions	193,244	$1,182,410	220,622	$1,590,834

Class B Shares
Shares sold	7,642	$46,973	9,266	$72,412
Shares issued to shareholders in payment of distributions declared	59,886	312,017	65,505	442,160
Shares redeemed	(45,003)	(281,215)	(13,382)	(104,542)

Net change resulting from Class B Shares transactions	22,525	$77,775	61,389	$410,030

Institutional I Shares
Shares sold	2,021,011	$12,831,604	2,100,586	$18,167,173
Shares issued to shareholders in payment of distributions declared	2,584,969	15,148,618	3,345,446	24,522,116
Shares redeemed	(6,088,537)	(44,143,076)	(9,956,005)	(89,888,575)

Net change resulting from Institutional I Shares transactions	(1,482,557)	$(16,162,854)	(4,509,973)	$(47,199,286)

Net change resulting from share transactions	(1,266,788)	$(14,902,669)	(4,227,962)	$(45,198,422)

	Small Cap Growth Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	91,784	$1,652,281	103,947	$1,980,096
Shares issued to shareholders in payment of distributions declared	472,580	7,868,460	415,749	7,483,428
Shares redeemed	(375,232)	(6,762,937)	(485,814)	(9,269,852)

Net change resulting from Class A Shares transactions	189,132	$2,757,804	33,882	$193,672

Class B Shares
Shares sold	5,319	$85,749	8,132	$146,987
Shares issued to shareholders in payment of distributions declared	25,903	403,047	23,964	408,589
Shares redeemed	(34,776)	(560,350)	(27,657)	(501,812)

Net change resulting from Class B Shares transactions	(3,554)	$(71,554)	4,439	$53,764

Class C Shares
Shares sold	5,299	$90,530	186	$3,361
Shares issued to shareholders in payment of distributions declared	2,703	43,271	2,344	40,780
Shares redeemed	(3,299)	(54,234)	(6,047)	(109,519)

Net change resulting from Class C Shares transactions	4,703	$79,567	(3,517)	$(65,378)

(continued on next page)

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	261

	Small Cap Growth Fund (continued)
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Institutional I Shares
Shares sold	3,295,593	$61,636,568	1,895,860	$36,995,221
Shares issued to shareholders in payment of distributions declared	1,089,393	18,606,835	728,277	13,393,020
Shares redeemed	(1,933,921)	(36,234,631)	(1,624,006)	(31,695,079)

Net change resulting from Institutional I Shares transactions	2,451,065	$44,008,772	1,000,131	$18,693,162

Net change resulting from share transactions	2,641,346	$46,774,589	1,034,935	$18,875,220

	International Equity Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	61,209	$822,884	73,075	$935,342
Shares issued to shareholders in payment of distributions declared	86,961	1,126,932	52,058	653,619
Shares redeemed	(150,628)	(2,014,131)	(131,034)	(1,637,722)

Net change resulting from Class A Shares transactions	(2,458)	$(64,315)	(5,901)	$(48,761)

Class B Shares
Shares sold	17,342	$216,936	20,603	$254,179
Shares issued to shareholders in payment of distributions declared	8,008	100,226	3,857	46,917
Shares redeemed	(9,810)	(125,335)	(15,799)	(197,359)

Net change resulting from Class B Shares transactions	15,540	$191,827	8,661	$103,737

Institutional I Shares
Shares sold	6,267,343	$78,798,987	6,641,117	$83,201,149
Shares issued to shareholders in payment of distributions declared	1,274,404	16,388,844	645,045	8,033,682
Shares redeemed	(2,787,106)	(36,493,893)	(1,924,083)	(24,151,838)

Net change resulting from Institutional I Shares transactions	4,754,641	$58,693,938	5,362,079	$67,082,993

Net change resulting from share transactions	4,767,723	$58,821,450	5,364,839	$67,137,969

(continued on next page)

ANNUAL REPORT  /  April 30, 2008

262	NOTES TO FINANCIAL STATEMENTS

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on dollar roll transactions, foreign currency transactions, redemption in-kind, expiration of capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, partnership adjustments, REIT dividend reclasses, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-In Capital	Increase (Decrease) Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Short Duration Government Bond Fund	$(330,444)	$—	$330,444
U.S. Government Bond Fund	(3,247,475)	22,663	3,224,812
New York Municipal Bond	—	(7,601)	7,601
Pennsylvania Municipal Bond Fund	—	(11,359)	11,359
Maryland Municipal Bond Fund	—	(6,634)	6,634
Virginia Municipal Bond Fund	—	(3,260)	3,260
Conservative Growth Fund	—	71,171	(71,171)
Moderate Growth Fund	—	486,124	(486,124)
Aggressive Growth Fund	—	478,694	(478,694)
Equity Income Fund	—	1	(1)
Equity Index Fund	—	(190)	190
Large Cap Growth Fund	(3,376)	3,375	1
Multi Cap Growth Fund	—	32	(32)
Mid Cap Stock Fund	—	122	(122)
Mid Cap Growth Fund	(289,027)	289,152	(125)
Small Cap Stock Fund	(7,275)	7,272	3
Small Cap Growth Fund	(449,042)	1,653,790	(1,204,748)
International Equity Fund	—	(518,531)	518,531

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended April 30, 2008 and 2007 was as follows:

	2008			2007
Fund	Ordinary Income*		Long-Term Capital Gains	Ordinary Income*		Long-Term Capital Gains
Short Duration Government Bond Fund	$7,162,553		$—	$7,415,081		$—
Short-Term Corporate Bond Fund	2,354,270		—	2,494,722		—
U.S. Government Bond Fund	6,647,994		—	7,230,606		—
New York Municipal Bond Fund	3,949,847	**	—	3,656,805	***	—
Pennsylvania Municipal Bond Fund	4,726,210	**	—	5,172,642	***	—
Maryland Municipal Bond Fund	5,473,052	**	234,786	5,807,022	***	388,066
Virginia Municipal Bond Fund	622,732	**	151,692	759,945	***	198,124
Intermediate-Term Bond Fund	8,058,587		—	9,089,252		—
Income Fund	5,663,989		—	6,005,892		143,186
Conservative Growth Fund	277,826		197,999	390,066		390,144
Moderate Growth Fund	946,162		2,024,285	1,295,238		3,350,766
Aggressive Growth Fund	315,908		1,260,475	514,470		2,016,683
Balanced Fund	710,744		—	846,280		—
Equity Income Fund	4,109,852		4,397,588	4,699,742		2,016,056
Large Cap Value Fund	2,699,634		8,590,840	3,364,749		8,384,979
Equity Index Fund	1,961,365		—	1,617,937		—
Large Cap Stock Fund	945,060		22,041,785	1,468,089		5,938,444
Large Cap Growth Fund	271,449		1,832,759	123,734		—
Multi Cap Growth Fund	8,834		—	—		—
Mid Cap Stock Fund	1,186,654		9,674,863	3,458,620		12,976,306
Mid Cap Growth Fund	890,761		7,826,354	2,003,935		8,577,180

(continued on next page)

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	263

	2008		2007
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Small Cap Stock Fund	$8,148,136	$10,654,745	$9,239,438	$29,670,530
Small Cap Growth Fund	25,223,347	5,539,571	20,835,676	4,371,072
International Equity Fund	7,615,536	17,481,932	10,244,607	3,177,785

*	For tax purposes short-term capital gain distributions are considered over designated ordinary income distributions.

**	Included in this amount is tax exempt income of $3,949,847, $4,726,210, $5,467,662 and $618,718 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, respectively.

***	Included in this amount is tax exempt income of $3,655,959, $5,163,270, $5,802,595 and $759,945 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, respectively.

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards and Deferrals
Short Duration Government Bond Fund	$20,874		$—	$1,212,333	$(1,575,387)
Short-Term Corporate Bond Fund	18,378		—	265,077	(1,605,582)
U.S. Government Bond Fund	50,791		—	1,850,616	(4,197,123)
New York Municipal Bond Fund	21,090	*	—	591,588	(740,014)
Pennsylvania Municipal Bond Fund	30,463	*	89,578	2,036,410	—
Maryland Municipal Bond Fund	38,462	*	200,535	509,237	—
Virginia Municipal Bond Fund	3,201	*	8,091	316,529	—
Intermediate-Term Bond Fund	58,316		—	1,268,964	(5,380,584)
Income Fund	19,634		—	(550,110)	(1,620,300)
Conservative Growth Fund	9,271		321,902	(344,281)	—
Moderate Growth Fund	22,657		2,726,537	(1,004,184)	—
Aggressive Growth Fund	—		1,970,461	(778,407)	—
Balanced Fund	51,534		—	(371,581)	(39,699,273)
Equity Income Fund	28,348		—	(3,165,987)	(1,484,203)
Large Cap Value Fund	216,565		293,583	7,089,979	—
Equity Index Fund	135,573		—	15,779,306	(11,720,557)
Large Cap Stock Fund	454,048		1,370,428	37,134,079	(15,183,877)
Large Cap Growth Fund	3,375		—	3,761,072	(1,513,564)
Multi Cap Growth Fund	35,350		—	2,306,570	(28,631,270)
Mid Cap Stock Fund	292,568		2,892,068	6,252,995	—
Mid Cap Growth Fund	—		1,927,001	12,782,593	—
Small Cap Stock Fund	—		—	1,166,885	(3,642,307)
Small Cap Growth Fund	—		—	6,429,450	(19,352,051)
International Equity Fund	1,392,467		7,310,059	25,980,985	(2,809,254)

*	Included in this amount is tax exempt income of $21,090, $30,463, $38,462 and $3,201 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, respectively.

(continued on next page)

ANNUAL REPORT  /  April 30, 2008

264	NOTES TO FINANCIAL STATEMENTS

For federal income tax purposes, the following amounts apply as of April 30, 2008:

Fund	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Short Duration Government Bond Fund	$166,333,756	$1,772,396	$560,063	$1,212,333
Short-Term Corporate Bond Fund	53,933,023	486,757	221,680	265,077
U.S. Government Bond Fund	121,323,000	2,730,247	879,631	1,850,616
New York Municipal Bond Fund	103,905,343	1,661,797	1,070,209	591,588
Pennsylvania Municipal Bond Fund	120,527,687	3,439,695	1,403,285	2,036,410
Maryland Municipal Bond Fund	128,261,246	3,013,724	2,504,487	509,237
Virginia Municipal Bond Fund	16,074,727	541,875	225,346	316,529
Intermediate-Term Bond Fund	178,700,046	2,127,783	858,819	1,268,964
Income Fund	98,397,883	1,030,784	1,580,894	(550,110)
Conservative Growth Fund	11,820,973	61,163	405,444	(344,281)
Moderate Growth Fund	59,326,210	670,815	1,674,999	(1,004,184)
Aggressive Growth Fund	30,653,338	570,575	1,348,982	(778,407)
Balanced Fund	25,391,191	1,471,978	1,843,559	(371,581)
Equity Income Fund	32,867,587	1,332,730	4,498,717	(3,165,987)
Large Cap Value Fund	155,716,197	30,689,386	23,599,407	7,089,979
Equity Index Fund	94,454,576	26,184,755	10,405,449	15,779,306
Large Cap Stock Fund	114,108,661	42,613,063	5,478,984	37,134,079
Large Cap Growth Fund	69,203,909	7,732,808	3,971,736	3,761,072
Multi Cap Growth Fund	27,785,904	4,038,326	1,731,756	2,306,570
Mid Cap Stock Fund	104,594,407	20,081,201	13,828,206	6,252,995
Mid Cap Growth Fund	62,716,051	15,706,649	2,924,056	12,782,593
Small Cap Stock Fund	71,328,294	8,674,530	7,507,645	1,166,885
Small Cap Growth Fund	184,548,296	14,912,211	8,482,761	6,429,450
International Equity Fund	258,958,989	40,524,714	14,639,051	25,885,663

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable in part to differing treatments for the tax deferral of losses on wash sales, open defaulted bonds, non-taxable dividends and REITs, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies and discount accretion/premium amortization on debt securities.

At April 30, 2008, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in								Total Capital
									Loss
Fund Name	2009	2010	2011	2012	2013	2014	2015	2016	Carryforwards
Short Duration Government Bond Fund	$306,358	$245,606	$47,343	$79,667	$209,434	$546,390	$129,435	$—	$1,564,233
Short-Term Corporate Bond Fund	326,125	—	1,006,118	—	—	—	176,359	78,458	1,587,060
U.S. Government Bond Fund	—	1,446,091	—	595,734	640,541	385,099	1,129,658	—	4,197,123
New York Municipal Bond Fund	—	—	—	—	—	24,607	187,072	426,253	637,932
Intermediate-Term Bond Fund	—	—	—	—	913,443	2,052,558	2,414,583	—	5,380,584
Income Fund	—	—	—	—	—	—	1,462,619	38,126	1,500,745
Balanced Fund	—	32,428,634	7,270,639	—	—	—	—	—	39,699,273
Equity Index Fund	—	2,128,853	163,034	—	6,983,112	2,445,558	—	—	11,720,557
Large Cap Stock Fund	—	—	15,183,879	—	—	—	—	—	15,183,879
Multi Cap Growth Fund	—	28,412,636	218,634	—	—	—	—	—	28,631,270
International Equity Fund	238,176	—	2,571,078	—	—	—	—	—	2,809,254

As a result of the tax-free transfer of assets from acquired fund, certain capital loss carryforwards listed previously may be limited.

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April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	265

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2008:

Fund Name	Capital Loss Carryforwards Used
Short Duration Government Bond Fund	$286,434
U.S. Government Bond Fund	1,258,922
Pennsylvania Municipal Bond Fund	670,805
Intermediate-Term Bond Fund	350,596
Balanced Fund	1,552,114
Equity Index Fund	4,574,099
Large Cap Stock Fund	8,773,838
Large Cap Growth Fund	346,616
Multi Cap Growth Fund	3,748,847
International Equity Fund	1,095,202

Additionally, capital loss carryforwards as follows expired during the year ended April 30, 2008:

Fund Name	Capital Loss Carryforwards Expired
Short Duration Government Bond Fund	$330,444
U.S. Government Bond Fund	3,247,475

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post October losses deferred to May 1, 2008 are as follows:

Fund Name	Post October Capital Losses
Short Duration Government Bond Fund	$11,154
Short-Term Corporate Bond Fund	18,522
New York Municipal Bond Fund	102,082
Income Fund	119,555
Equity Income Fund	1,484,203
Large Cap Growth Fund	1,513,564
Small Cap Stock Fund	3,642,307
Small Cap Growth Fund	19,352,051

As a result of the tax-free transfer of assets from acquired funds, certain capital loss carryforwards listed previously may be limited.

5.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee – MTB Investment Advisors, Inc. (the “Advisor”), receives for its services an annual investment advisor fee based on a percentage of each Fund’s average daily net assets (see below). The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. For the year ended April 30, 2008, the Adviser voluntarily agreed to waive, and/or reimburse operating expenses (excluding 12b-1 and shareholder services fees) of each Fund in order to limit each Fund’s average expenses for the year to the net expense ratios shown in each Fund’s financial highlights. The Advisor can modify or terminate this voluntary agreement at any time in its sole discretion.

The Advisor, on behalf of the Maryland Municipal Bond Fund’s Class A Shares and the Virginia Municipal Bond Fund’s Class A Shares, has contractually agreed to waive all or a portion of its investment advisory fee (based upon average daily net assets) and other fees (including the distribution (12b-1) and shareholder services fees) which it is otherwise entitled to receive and/or reimburse certain operating expenses of the Funds in order to limit the Funds’ Class A Shares total operating expenses to not more than 0.85% and 0.90%, respectively, of average daily net assets for the period commencing January 6, 2006 and ended through April 30, 2008. For the period from May 1, 2007 to April 30, 2008 for the Maryland Municipal Bond Fund, and for the period from January 1, 2008 to April 30, 2008 for the Virginia Municipal Bond Fund, the Adviser voluntarily agreed to waive and/or reimburse the additional operating expenses of the Class A shares of these Funds. As a result of these voluntary waivers, the annualized expense ratio for Class A for the year ended April 30, 2008 was 0.81% for the Maryland Municipal Bond Fund and 0.88% for the Virginia Municipal Bond Fund. The Advisor can modify or terminate this voluntary agreement at any time in its sole discretion.

Fund Name	Annual Rate
Short Duration Government Bond Fund	0.60%
Short-Term Corporate Bond Fund	0.70%
U.S. Government Bond Fund	0.70%
New York Municipal Bond Fund	0.70%
Pennsylvania Municipal Bond Fund	0.70%
Maryland Municipal Bond Fund	0.70%
Virginia Municipal Bond Fund	0.70%
Intermediate-Term Bond Fund	0.70%
Income Fund	0.60%
Conservative Growth Fund	0.25%
Moderate Growth Fund	0.25%
Aggressive Growth Fund	0.25%
Balanced Fund	0.65%
Equity Income Fund	0.70%
Large Cap Value Fund	0.70%
Equity Index Fund	0.20%
Large Cap Stock Fund	0.85%
Large Cap Growth Fund	0.85%
Multi Cap Growth Fund	0.70%
Mid Cap Stock Fund	0.85%
Mid Cap Growth Fund	0.85%
Small Cap Stock Fund	0.85%
Small Cap Growth Fund	0.85%
International Equity Fund	1.00%

Sub-Advisory Fee – DePrince, Race & Zollo, Inc. (DRZ) is the sub-advisor of Equity Income Fund, and receives for its services an allocable portion of the advisory fee that the Advisor receives from Equity Income Fund. The allocation is based on the amount of the

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ANNUAL REPORT  /  April 30, 2008

266	NOTES TO FINANCIAL STATEMENTS

average daily net assets that DRZ manages for the Fund. DRZ’s fee is paid by the Advisor and not by the Fund. DRZ is paid by the Advisor as follows: 0.40% of the average daily net assets of Equity Income Fund.

NWQ Investment Management Company LLC (NWQ) is the sub-advisor of Large Cap Value Fund and receives for its services an allocable portion of the advisory fee that the Advisor receives from Large Cap Value Fund. The allocation is based on the amount of the average daily net assets that NWQ manages for the Fund. NWQ’s fee is paid by the Advisor and not by the Fund. NWQ is paid by the Advisor as follows: 0.45% of the average daily net assets of Large Cap Value Fund.

LSV Asset Management (LSV) is the sub-advisor of the value component of Mid Cap Stock Fund, and receives for its services an allocable portion of the advisory fee that the Advisor receives from Mid Cap Stock Fund. The allocation is based on the amount of the average daily net assets that LSV manages for the Fund. LSV’s fee is paid by the Advisor and not by the Fund. LSV is paid by the Advisor as follows: 0.50% on the first $100 million of average daily net assets; 0.40% on the next $100 million of average daily net assets; and 0.35% on average daily net assets over $200 million. Effective December 8, 2004, the Advisor assumed direct management responsibility for the growth component of Mid Cap Stock Fund.

LSV is the sub-advisor of the value component of Small Cap Stock Fund and receives for its services an allocable portion of the advisory fee the Advisor receives from Small Cap Stock Fund. The allocation is based on the amount of securities which LSV manages for the Fund. LSV is paid by the Advisor and not the Fund. LSV is paid by the Advisor as follows: 0.65% on the first $50 million of average daily net assets and 0.55% on average daily net assets over $50 million.

LSV is the sub-advisor of the value portion of the MTB Mid Cap Stock Fund and has voluntarily implemented a waiver of a portion of the sub-advisory compensation it receives from the Advisor for managing the value component of the assets of both the MTB Small Cap Stock and Mid Cap Stock Fund. The fee waiver will be calculated based on the total sub-advisory fee LSV receives from the Advisor for managing these two funds and will reduce proportionately the sub-advisory fee for each fund based on assets under management.

LSV is the sub-advisor of the value component of the International Equity Fund. For its services under the Sub-Advisory Agreement, LSV receives an allocable portion of the advisory fee that the Advisor receives from the International Equity Fund. The allocation is based on the amount of average daily net assets that LSV manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. LSV is entitled to be paid at an annual rate of 0.49% on the value portion of the average daily net assets of the International Equity Fund.

SSgA Funds Management, Inc. (SSgA FM) is the sub-advisor of the core component of the International Equity Fund. For its services under the sub-advisory agreement, SSgA FM receives an allocable portion of the advisory fee that the Advisor receives from the International Equity Fund. The allocation is based on the amount of the average daily net assets that SSgA FM manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. SSgA FM is paid a fee on the core portion of the average daily net assets of the International Equity Fund it manages at the following annual rate: 0.40% on the first $50 million of average daily net assets; 0.32% on the next $90 million of average daily net assets; and 0.30% on average daily net assets over $140 million.

Hansberger Global Investors, Inc. (HGI) is the sub-advisor of the growth component of the International Equity Fund. For its services under the sub-advisory agreement, HGI receives an allocable portion of the advisory fee that the Advisor receives from the International Equity Fund. The allocation is based on the amount of the average daily net assets that HGI manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. HGI is paid at an annual rate of 0.60% on the growth portion of the average daily net assets of the International Equity Fund.

Copper Rock Capital Partners, LLC (Copper Rock) is the sub-advisor of the growth component of the Small Cap Stock Fund. For its services under the sub-advisory agreement, Copper Rock receives an allocable portion of the advisory fee that the Advisor receives from the Small Cap Stock Fund. The allocation is based on the amount of the average daily net assets that Copper Rock manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. Copper Rock is paid a fee on the growth portion of the average daily net assets of the Small Cap Stock Fund at the following annual rate: 0.72% on the first $50 million of average daily net assets and 0.66% on average daily net assets over $50 million.

DRZ is the sub-advisor of the value component of the Balanced Fund to a sub-advisor, DRZ. For its services under the sub-advisory agreement, DRZ receives an allocable portion of the advisory fee that the Advisor receives from the Balanced Fund. The allocation is based on the amount of the average daily net assets that DRZ manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. DRZ is paid at an annual rate of 0.40% on the value portion of the average daily net assets of the Balanced Fund.

Administrative Fee – Federated Services Company (FServ) served as co administrator to the Trust prior to November 30, 2007, when M&T Securities became administrators. Effective April 1, 2008 MTB Investment Advisors, Inc. (“MTBIA”) replaced M&T Securities, Inc. (“M&T”) as co-administrator to the Trust. The co-administrators provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided for at an aggregate annual fee as specified below:

Fees payable to FServ: (May 1, 2007 through November 30, 2007)

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $2 billion
0.03%	on the next $2 billion
0.02%	on the next $3 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

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April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	267

Fees payable to M&T Securities: (May 1, 2007 through March 31, 2008)

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

Fees payable to MTBIA: (effective April 1, 2008 through April 30, 2008)

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

FServ, M&T Securities and MTBIA may each voluntarily choose to waive any portion of its fee. FServ, M&T Securities and MTBIA can each modify or terminate its voluntary waiver at any time at its sole discretion.

Effective September 10, 2007, the Trust entered into a fund administration and accounting agreement and custody agreement with The Bank of New York. Fees for such services are based on assets and volume of transactions. Effective December 1, 2007, FServ no longer served as co-administrator to the Trust.

Distribution Services Fee – The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through Edgewood Securities, Inc. (Edgewood), the principal distributor, through November 16, 2007, or ALPS Distributors Inc., the principal distributor effective November 16, 2007, at an annual rate of up to 0.25% of the average daily net assets of the Funds for Class A Shares and up to 0.75% of the average daily net assets of the Funds for Class B Shares and Class C Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. The Funds may waive or reduce the maximum amount of Distribution Services Fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including Edgewood) or ALPS Distributors Inc., may waive or reduce any fees to which they are entitled. For the period May 1, 2007 through November 16, 2007, Edgewood did not retain any fees paid by the Funds. ALPS Distributors Inc., also did not retain any fees paid by the Funds for the period November 16, 2007 through April 30, 2008.

Edgewood is a wholly-owned subsidiary of Federated Investors, Inc.

Effective November 16, 2007, ALPS Distributors, Inc. replaced Edgewood as principal distributor of the Funds. For the period November 16, 2007 through November 16, 2010, the Bank of New York has agreed to pay the excess amount of fees payable to ALPS Distributors, Inc., for transfer agency services when the total expenses payable to all funds exceed $1,047,803 per year. These amounts are shown as waivers on the Statement of Operations.

Foresides Management Services, LLC ("FMS") provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds. For the period from September 10, 2007 through September 10, 2008, the Bank of New York has agreed to pay FMS’ fee in excess of $135,000 per annum. For the twelve month period ended September 10, 2009, Bank of New York will pay 50% of FMS’ fee in excess of $135,000. After September 10, 2009, the Funds will pay the entire FMS fee. The amounts paid by the Bank of New York are shown as waivers on the Statement of Operations

Sales Charges – Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). The redemption proceeds with respect to Class B Shares may be reduced by the CDSC and the CDSC decreases the longer Class B Shares are held. Class B Shares convert to Class A Shares (which pay lower ongoing expenses) eight years after purchase. This is a non-taxable event.

For the period May 1, 2007 through November 16 2007, and November 19 through April 30, 2008, Edgewood and ALPS Distributors Inc., respectively, retained the amounts listed in the chart below from sales charges received from the sale of Class A Shares. Edgewood and ALPS Distributors Inc., did not retain CDSC relating to redemptions of Class A Shares and Class C Shares

Fund	Sales Charges from Class A Shares
US Government Bond Fund	$5,939
New York Municipal Bond Fund	42,977
Pennsylvania Municipal Bond Fund	2,819
Maryland Municipal Bond Fund	19,967
Virginia Municipal Bond Fund	7,583
Intermediate – Term Bond Fund	287
Income Fund	1,155
Managed Allocation – Conservative Growth	5,154
Managed Allocation – Moderate Growth	51,488
Managed Allocation – Aggressive Growth	27,792
Balanced Fund	9,448
Equity Income Fund	1,390
Large Cap Value Fund	3,927
Equity Index Fund	5,159
Large Cap Stock Fund	5,422
Large Cap Growth Fund	1,449
Multi Cap Growth Fund	5,385
Mid Cap Stock Fund	10,963
Mid Cap Growth Fund	4,484
Small Cap Stock Fund	1,495
Small Cap Growth Fund	19,225
International Equity Fund	12,799

See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by FServ, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class B Shares, Class C Shares and Institutional I Shares to financial intermediaries (which may include the Distributor, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities has entered into a Shareholder Services Agreement with FServ under the Shareholder Services Plan and is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares. The Funds may waive or reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T Securities) may waive or reduce any fees to which they are entitled. For the period May 1, 2007 through November 30, 2007, neither FServ nor any affiliate received any fees paid by the Funds. ALPS Distributors Inc. also did not receive any fees paid by the Funds for the period December 1, 2007 through April 30, 2008. For the year ended April 30, 2008, M&T Securities or an affiliate retained a portion of the fees paid by the Funds which are listed in the chart below.

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ANNUAL REPORT  /  April 30, 2008

268	NOTES TO FINANCIAL STATEMENTS

Fund	Shareholder Services Fee Retained
MTB Short Duration Government Bond Fund	$118
MTB Short-Term Corporate Bond Fund	70
MTB U.S. Government Bond Fund	354
MTB New York Municipal Bond Fund	2,216
MTB Pennsylvania Municipal Bond Fund	1,165
MTB Maryland Municipal Bond Fund	2,242
MTB Intermediate-Term Bond Fund	163
MTB Income Fund	1,102
MTB Managed Allocation Fund-Conservative Growth	4,505
MTB Managed Allocation Fund-Moderate Growth	78,779
MTB Managed Allocation Fund-Aggressive Growth	10,220
MTB Balanced Fund	7,247
MTB Equity Income Fund	49,203
MTB Large Cap Value Fund	155,244
MTB Equity Index Fund	939
MTB Large Cap Stock Fund	164,290
MTB Large Cap Growth Fund	78,140

Fund	Shareholder Services Fee Retained
MTB Multi Cap Growth Fund	$14,215
MTB Mid Cap Stock Fund	96,799
MTB Mid Cap Growth Fund	63,862
MTB Small Cap Stock Fund	89,621
MTB Small Cap Growth Fund	137,962
MTB International Equity Fund	286,664

General – Certain of the Officers of the Trust are Officers of the above companies that provide services to the Funds.

Other Affiliated Parties and Transactions – Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. The Advisor has agreed to reimburse the Trust for certain investment advisory fees (except for Conservative Growth Fund, Moderate Growth Fund and Aggressive Growth Fund) as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended April 30, 2008 are as follows:

Affiliated Fund Name	Balance of Shares Held 4/30/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/2008	Value at 4/30/2008	Dividend Income
Pennsylvania Municipal Bond Fund:
Pennsylvania Municipal Cash Trust	496,840	24,967,368	25,464,208	—	—	—
Maryland Municipal Bond Fund:
Maryland Municipal Cash Trust	68,436	1,036,786	1,105,222	—	—	—
Virginia Municipal Bond Fund:
Virginia Municipal Cash Trust	717,363	368,162	1,085,525	—	—	—
Conservative Growth Fund:
MTB Prime Money Market Fund	288,157	4,893,932	4,207,492	974,597	$974,597	25,597
MTB Short Duration Government Bond Fund	393,877	17,051	197,786	213,142	2,084,527	90,792
MTB Short-Term Corporate Bond Fund	213,937	8,526	105,368	117,095	1,156,903	55,004
MTB U.S. Government Bond Fund	257,483	14,550	174,196	97,837	928,473	71,386
MTB Intermediate-Term Bond Fund	143,103	9,948	36,783	116,268	1,159,195	53,406
MTB Large Cap Value Fund	41,207	29,896	10,281	60,822	689,719	7,098
MTB Large Cap Stock Fund	119,059	21,096	52,946	87,209	688,954	4,231
MTB Large Cap Growth Fund	74,406	106,356	36,318	144,444	1,263,888	2,412
MTB Mid Cap Growth Fund	—	20,142	3,429	16,713	228,298	—
MTB Mid Cap Stock Fund	8,469	1,808	1,788	8,489	114,428	440
MTB Small Cap Growth	—	9,102	1,962	7,140	113,806	—
MTB Small Cap Stock Fund	17,918	8,252	4,242	21,928	114,684	591
MTB International Equity Fund	101,519	108,623	48,089	162,053	1,959,220	20,932

Total	1,659,135	5,249,282	4,880,680	2,027,737	11,476,692	331,889

Moderate Growth Fund:
MTB Prime Money Market Fund	1,955,192	16,992,897	14,307,678	4,640,411	4,640,411	126,685
MTB Short Duration Government Bond Fund	689,562	61,341	271,088	479,815	4,692,591	229,152
MTB Short-Term Corporate Bond Fund	471,920	43,671	100,415	415,176	4,101,941	181,494
MTB U.S. Government Bond Fund	501,151	34,033	411,296	123,888	1,175,701	124,946
MTB Intermediate-Term Bond Fund	541,141	53,906	123,919	471,128	4,697,147	208,138
MTB Large Cap Value Fund	340,890	46,825	79,622	308,093	3,493,777	37,388
MTB Large Cap Stock Fund	1,336,673	278,751	363,756	1,251,668	9,888,180	59,352
MTB Large Cap Growth Fund	914,517	73,046	122,856	864,707	7,566,182	14,091
MTB Mid Cap Stock Fund	80,075	15,317	9,390	86,002	1,159,305	4,350
MTB Mid Cap Growth Fund	42,374	53,375	11,082	84,667	1,156,545	—
MTB Small Cap Stock Fund	169,409	75,267	22,525	222,151	1,161,851	5,840

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April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	269

Affiliated Fund Name	Balance of Shares Held 4/30/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/2008	Value at 4/30/2008	Dividend Income
MTB Small Cap Growth Fund	32,551	10,721	7,104	36,168	$576,526	—
MTB International Equity Fund	959,792	423,574	224,403	1,158,963	14,011,869	148,740

Total	8,035,247	18,162,724	16,055,134	10,142,837	58,322,026	1,140,176

Aggressive Growth Fund:
MTB Prime Money Market Fund	342,347	4,858,463	4,900,800	300,010	300,010	15,293
MTB Short-Term Corporate Bond Fund	34,397	6,690	10,663	30,424	300,593	13,487
MTB U.S. Government Bond Fund	36,527	4,805	41,332	—	—	7,522
MTB Large Cap Value Fund	347,876	54,114	59,541	342,449	3,883,373	40,378
MTB Large Cap Stock Fund	861,463	120,692	264,530	717,625	5,669,241	35,119
MTB Large Cap Growth Fund	753,791	184,777	85,512	853,056	7,464,241	14,383
MTB Mid Cap Stock Fund	61,290	13,981	9,085	66,186	892,183	3,459
MTB Mid Cap Growth Fund	21,624	26,910	5,084	43,450	593,528	—
MTB Small Cap Stock Fund	129,666	55,936	14,663	170,939	894,011	4,644
MTB Small Cap Growth Fund	33,221	9,730	5,836	37,115	591,611	—
MTB International Equity Fund	710,119	179,708	121,743	768,084	9,286,140	106,299

Total	3,332,321	5,515,806	5,518,789	3,329,338	29,874,931	240,584

Balanced Fund:
MTB Prime Money Market Fund	682,658	12,194,225	12,131,685	745,198	745,198	45,423
MTB Money Market Fund	—	392,962	82,239	310,723	310,723	640

Total	682,658	12,587,187	12,213,924	1,055,921	1,055,921	46,063

Equity Income Fund:
MTB Prime Money Market Fund	864,977	16,249,622	16,337,110	777,489	777,489	25,476
Large Cap Value Fund:
MTB Prime Money Market Fund	4,043,773	53,062,547	48,870,863	8,235,457	8,235,457	298,770
Equity Index Fund:
MTB Prime Money Market Fund	—	11,942,145	11,718,180	223,965	223,965	10,468
Large Cap Stock Fund:
MTB Prime Money Market Fund	—	33,840,937	33,682,247	158,690	158,690	34,838
Large Cap Growth Fund:
MTB Prime Money Market Fund	1,774,884	24,202,699	25,489,322	488,261	488,261	58,973
MTB Money Market Fund	—	3,425,997	3,419,401	6,596	6,596	11,276

Total	1,774,884	27,628,696	28,908,723	494,857	494,857	70,249

Multi Cap Growth Fund:
MTB Prime Money Market Fund	1,035,584	17,076,998	17,446,049	666,533	666,533	75,056
MTB Money Market Fund	944	26,238	—	27,182	27,182	46

Total	1,036,528	17,103,236	17,446,049	693,715	693,715	75,102

Mid Cap Stock Fund:
MTB Prime Money Market Fund	2,351,073	31,383,681	31,762,854	1,971,900	1,971,900	100,545
Mid Cap Growth Fund:
MTB Prime Money Market Fund	1,600,734	28,893,171	27,970,454	2,523,451	2,523,451	69,319
MTB Money Market Fund	2	4,757,200	4,121,950	635,252	635,252	15,527

Total	1,600,736	33,650,371	32,092,404	3,158,703	3,158,703	84,846

Small Cap Stock Fund:
MTB Prime Money Market Fund	1,011,299	47,003,538	46,321,447	1,693,390	1,693,390	66,632
Small Cap Growth Fund:
MTB Prime Money Market Fund	6,805,891	221,809,410	221,023,994	7,591,307	7,591,307	179,221
MTB Money Market Fund	—	21,032,545	20,503,146	529,399	529,399	22,234

Total	6,805,891	242,841,955	241,527,140	8,120,706	8,120,706	201,455

International Equity Fund:
MTB Prime Money Market Fund	3,314,353	81,936,832	81,490,196	3,760,989	3,760,989	193,939

(continued on next page)

ANNUAL REPORT  /  April 30, 2008

270	NOTES TO FINANCIAL STATEMENTS

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations (and in-kind contributions), for the year ended April 30, 2008, were as follows:

Fund Name	Purchases	Sales
Short Duration Government Bond Fund	$139,743,916	$114,709,463
Short-Term Corporate Bond Fund	43,207,701	52,486,525
U.S. Government Bond Fund	78,604,476	123,113,009
New York Municipal Bond Fund	123,519,252	120,945,369
Pennsylvania Municipal Bond Fund	17,562,831	32,661,364
Maryland Municipal Bond Fund	3,563,038	15,380,443
Virginia Municipal Bond Fund	459,183	1,462,761
Intermediate-Term Bond Fund	479,436,327	523,949,201
Income Fund	174,361,187	189,312,542
Conservative Growth Fund	4,061,265	6,656,550
Moderate Growth Fund	12,434,085	17,390,190
Aggressive Growth Fund	6,961,119	6,174,998
Balanced Fund	17,997,490	4,604,320
Equity Income Fund	32,936,563	47,881,704
Large Cap Value Fund	34,074,233	27,634,732
Equity Index Fund	40,015,199	33,050,971
Large Cap Stock Fund	28,366,077	90,491,653
Large Cap Growth Fund	79,107,391	53,574,105
Multi Cap Growth Fund	47,756,402	57,920,347
Mid Cap Stock Fund	48,331,051	55,511,774
Mid Cap Growth Fund	46,486,972	35,512,600
Small Cap Stock Fund	106,340,250	131,960,280
Small Cap Growth Fund	1,162,861,779	1,138,458,648
International Equity Fund	199,965,028	156,416,569

7.	CONCENTRATION OF CREDIT RISK

Since New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2008, 50.5% for New York Municipal Bond Fund, 70.4% for Pennsylvania Municipal Bond Fund, 37.3% for Maryland Municipal Bond Fund and 54.1% for Virginia Municipal Bond Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 11.3% for New York Municipal Bond Fund, 26.4% for Pennsylvania Municipal Bond Fund, 8.0% for Maryland Municipal Bond Fund and 18.0% for Virginia Municipal Bond Fund of total investments.

International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At April 30, 2008, the diversification of industries in International Equity Fund was as follows:

Industry	Percentage of Net Assets
Banks	13.8%
Oil & Gas	9.1%
Telecommunications	7.4%
Insurance	5.7%
Pharmaceuticals	5.0%
Metals & Mining	4.7%
Auto Manufacturers	3.7%
Chemicals	3.7%
Food	3.7%
Diversified Financial Services	3.4%
Electric Utilities	3.2%
Iron/Steel	2.4%
Retail	1.8%
Software	1.7%
Electronics	1.5%
Machinery	1.5%
Energy-Alternate Sources	1.4%
Auto Parts & Equipment	1.3%
Engineering & Construction	1.3%
Real Estate – Management & Development	1.3%
Distribution/Wholesale	1.2%
Miscellaneous Manufacturing	1.2%
Semiconductors	1.2%
Media	1.1%
Oil & Gas Services	1.1%
Textiles & Apparel	1.1%
Agriculture	1.0%
Building Materials	0.9%
Home Furnishings	0.9%
Transportation	0.9%
Airlines	0.8%
Commercial Services	0.8%
Health Care – Products	0.7%
Computers	0.6%
Toys/Games/Hobbies	0.6%
Beverages	0.5%
Holding Companies-Diversified	0.5%
Internet	0.5%
Office/Business Equipment	0.5%
Water Utilities	0.5%
Cosmetics/Personal Care	0.4%
Electrical Components & Equipment	0.4%
Gas Utilities	0.4%
Household Products	0.4%

(continued on next page)

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	271

Industry	Percentage of Net Assets
Aerospace & Defense	0.3%
Consumer Discretionary	0.3%
Real Estate Investment Trusts	0.3%
Entertainment & Leisure	0.2%
Leisure Time	0.2%
Metal Fabricate/Hardware	0.2%
Packaging & Containers	0.2%
Advertising	0.1%
Apparel	0.1%
Biotechnology	0.1%
Health Care Providers & Services	0.1%
Home Builders	0.1%
Shipbuilding	0.1%
Forest Products & Paper	0.0%
Hand/Machine Tools	0.0%
Hotels, Restaurants & Leisure	0.0%
Mutual Fund	1.3%
Other Assets Less Liabilities	0.6%
Total	100.0%

8.	LINE OF CREDIT

The Funds (except Conservative Growth Fund, Moderate Growth Fund, Aggressive Growth Fund and International Equity Fund) participate in a $10,000,000 unsecured, committed revolving line of credit (LOC) agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the period May 1, 2007 through October 17, 2007.

Effective October 17, 2007, the LOC was terminated.

On February 13, 2008, the funds entered into a line of credit agreement with The Bank of New York. The Borrowing charges remain the same as in the previous agreement. The funds did not utilize the LOC during the period February 13, 2008 through April 30, 2008.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statements.

In addition, in March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

10.	FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended April 30, 2008, the amount of long-term capital gain designated by the Funds was as follows:

Fund Name
Maryland Municipal Bond Fund	234,786
Virginia Municipal Bond Fund	151,692
Conservative Growth Fund	197,999
Moderate Growth Fund	2,024,285
Aggressive Growth Fund	1,183,415
Equity Income Fund	4,397,588
Large Cap Value Fund	8,590,840
Large Cap Stock Fund	22,041,782
Large Cap Growth Fund	1,832,759
Mid Cap Stock Fund	9,674,863
Mid Cap Growth Fund	7,826,354
Small Cap Stock Fund	10,654,745
Small Cap Growth Fund	5,539,571
International Equity Fund	17,481,932

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the period ended April 30, 2008, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Fund Name
Conservative Growth Fund	9.36%
Moderate Growth Fund	28.66%
Aggressive Growth Fund	24.63%
Balanced Fund	59.65%
Equity Income Fund	51.14%
Large Cap Value Fund	100.00%
Equity Index Fund	100.00%
Large Cap Stock Fund	100.00%
Large Cap Growth Fund	100.00%
Multi Cap Growth Fund	100.00%
Mid Cap Stock Fund	100.00%
Mid Cap Growth Fund	29.63%
Small Cap Stock Fund	21.19%
Small Cap Growth Fund	2.64%

(continued on next page)

ANNUAL REPORT  /  April 30, 2008

272	NOTES TO FINANCIAL STATEMENTS

For the period ended April 30, 2008, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name
Conservative Growth Fund	12.58%
Moderate Growth Fund	30.58%
Aggressive Growth Fund	45.29%
Balanced Fund	54.37%
Equity Income Fund	60.33%
Large Cap Value Fund	100.00%
Equity Index Fund	100.00%
Large Cap Stock Fund	100.00%
Large Cap Growth Fund	100.00%
Multi Cap Growth Fund	100.00%
Mid Cap Stock Fund	100.00%
Mid Cap Growth Fund	51.30%
Small Cap Stock Fund	23.29%
Small Cap Growth Fund	3.01%
International Equity Fund	82.11%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds will pass through to the shareholders credits of foreign taxes paid.

For the fiscal year ended April 30, 2008. International Equity Fund derived $6,786,889 of gross income from foreign sources and paid foreign taxes of $654,942.

At April 30, 2008, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax:

Fund Name
New York Municipal Bond Fund	100.00%
Pennsylvania Municipal Bond Fund	99.75%
Maryland Municipal Bond Fund	99.90%
Virginia Municipal Bond Fund	100.00%

April 30, 2008  /  ANNUAL REPORT

273

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities of MTB Short Duration Government Bond Fund, MTB Short-Term Corporate Bond Fund, MTB U.S. Government Bond Fund, MTB New York Municipal Bond Fund, MTB Pennsylvania Municipal Bond Fund, MTB Maryland Municipal Bond Fund, MTB Virginia Municipal Bond Fund, MTB Intermediate-Term Bond Fund, MTB Income Fund, MTB Managed Allocation Fund – Conservative Growth, MTB Managed Allocation Fund – Moderate Growth, MTB Managed Allocation Fund – Aggressive Growth, MTB Balanced Fund, MTB Equity Income Fund, MTB Large Cap Value Fund, MTB Equity Index Fund, MTB Large Cap Stock Fund, MTB Large Cap Growth Fund, MTB Multi Cap Growth Fund, MTB Mid Cap Stock Fund, MTB Mid Cap Growth Fund, MTB Small Cap Stock Fund, MTB Small Cap Growth Fund and MTB International Equity Fund, twenty-four of the Funds constituting MTB Group of Funds (the “Funds”), including the portfolios of investments, as of April 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 2005 for MTB Virginia Municipal Bond Fund were audited by another independent registered public accounting firm whose report, dated December 2, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed funds of the MTB Group of Funds at April 30, 2008, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 24, 2008

ANNUAL REPORT  /  April 30, 2008

274

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The Trust is comprised of 36 funds and is the only investment company in the Fund complex. Unless otherwise noted, each Board member oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held
Mark J. Czarnecki* Manufacturers and Traders Trust Company (“M&T Bank”) One M&T Plaza Buffalo, NY 14203 Birth date: November 3, 1955 TRUSTEE Began serving: August 2000	Principal Occupation: Executive Vice President, M&T Bank Holding Corp., (bank holding company). Other Directorships Held: None
Jeffrey Durkee* Manufacturers and Traders Trust Company (“M&T Bank”) 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: November 19, 1958 TRUSTEE Began serving: December 2007	Principal Occupation: Executive Vice President, M&T Bank. Other Directorships Held: None

*Mark J. Czarnecki and Jeffrey Durkee are “interested” due to positions they hold with M&T Bank, the parent of the Funds’ adviser.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held
Joseph J. Castiglia PO Box 438 West Falls, NY 14170 Birth date: July 20, 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Chairman, Community Foundation for Greater Buffalo; Chairman, Buffalo Olmsted Parks Conservancy.

Other Directorships Held: The Energy East Corp.; Community Foundation for
Greater Buffalo.

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

John S. Cramer 299 Beacon Drive Harrisburg, PA 17112 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc. (healthcare company) since February 2006.

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Positions: President Emeritus, Pinnacle Health Systems (health care).

Daniel R. Gernatt, Jr. 13870 Taylor Hollow Roads Collins, NY 14034 Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupation: President, CEO and CFO, Gernatt Family Companies; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

April 30, 2008  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	275

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held
William H. Cowie, Jr. 1408 Ruxton Road Baltimore, MD 21204 Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: None Previous Positions: Vice Chairman of Signet Banking Corp.
Richard B. Seidel 1729 Hibberd Lane West Chester, PA 19380 Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupation: Chairman and Director (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None
Dr. Marguerite D. Hambleton 62 LaNoche Court Buffalo, NY 14221 Birth date: February 19, 1943 TRUSTEE Began serving: September 2005

Principal Occupation: Member, Catholic Hospital System; Chairman, Member, AAA Foundation for Traffic Safety; Chairman, AAA Foundation for Traffic Safety R&D Committee; Vice Chairman, New York State AAA; President, Buffalo Club Board.

Other Directorships Held: None

Previous Positions: Chairman, Federal Reserve (Buffalo Branch); Board Member, Western New York Public Broadcasting; Trustee, Canisus College.

OFFICERS

Name Address Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions
Carl W. Jordan One M&T Plaza Buffalo, NY 14221 Birth date: January 2, 1955 PRESIDENT Began serving: May 2001	Principal Occupation: Senior Vice President, M&T Bank, 2001-Present; Administrative Vice President, M&T Bank, 1995-2001.
Todd E. Richards 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: August 5, 1948 VICE PRESIDENT Began serving: March 2006	Principal Occupation: Vice President, M&T Bank, 2000-Present; Vice President, Director of Mutual Fund Services, M&T Securities, since January 2006. Previous Positions: President, Keystone Brokerage.
Philip Carbone 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: July 27, 1954 VICE PRESIDENT Began serving: September 2003	Principal Occupation: Vice President, Director of Distribution for Proprietary Products, M&T Securities, since 2003; Manager, Vision Shareholder Services and Discount Brokerage, 1998-2002.

ANNUAL REPORT  /  April 30, 2008

276	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions
Michael D. Daniels 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 26, 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Funds; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA from 2006 to 2007; Vice President, Calamos Asset Management from 2004 to 2006; Vice President, JP Morgan Chase Bank from 2002 to 2004.

Jeffrey M. Seling 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: September 20, 1970 VICE PRESIDENT Began serving: June 2007	Principal Occupation: Vice President, M&T Bank Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.
Bradley J. Swenson 1290 Broadway, Suite 1100 Denver, CO 80203 Birth date: November 11, 1972 AML COMPLIANCE OFFICER Began serving: September 2007	Principal Occupation: Chief Compliance Officer, ALPS Distributors, Inc. Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.
Guy Nordahl 200 Park Avenue, 55th Floor New York, NY 10166 Birth date: August 27, 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.
Lisa Grosswirth 101 Barclay, 13E New York, NY 10286 Birth date: July 12, 1963 SECRETARY Began serving: September 2007	Principal Occupation: Assistant Vice President, BNY Mellon Asset Servicing since 2004. Previous Positions: Supervisory Paralegal, The Dreyfus Corporation, 1998 through 2004.
Richard Berthy Two Portland Square, 1st Floor Portland, ME 04101 Birth date: October 23, 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Administrative Officer and Partner, Foreside Financial
Group, LLC.

Previous Positions: President and Secretary, Bainbridge Capital Management, LLC from June 2004 to June 2006, Vice President, Bainbridge Capital Management from
August 2002 to May 2004.

Thomas R. Rus 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 11, 1959 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupation: Chief Compliance Officer, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Vice President and Associate Counsel, M&T Bank, 2003-2004; Vice President and Trust Counsel, AllFirst Financial, Inc., 1995-2003.

April 30, 2008  /  ANNUAL REPORT

277

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Funds’ website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link to Form N-PX. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

ANNUAL REPORT  /  April 30, 2008

Investment Advisor

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Co-Administrator

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Co-Administrator, Accountant and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Sub-Advisors to

MTB International Equity Fund

LSV Asset Mangement

1 North Wacker Drive

Suite 4000

Chicago, IL 60606

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111-2900

Hansberger Global Investors, Inc.

401 East Las Olas Blvd.

Suite 1700

Fort Lauderdale, FL 33301

Sub-Advisors to

MTB Small Cap Stock Fund

LSV Asset Management

1 North Wacker Drive

Suite 4000

Chicago, IL 60606

Copper Rock Capital Partners

200 Clarendon Street

52nd Floor

Boston, MA 02116

Sub-Advisor to

MTB Mid Cap Stock Fund

LSV Asset Management

1 North Wacker Drive

Suite 4000

Chicago, IL 60606

Sub-Advisor to

MTB Equity Income Fund

and MTB Balanced Fund

DePrince, Race & Zollo, Inc.

201 South Orange Avenue

Suite 850

Orlando, FL 32801

Sub-Advisor to

MTB Large Cap Value Fund

NWQ Investment Management Company LLC

2049 Century Park East

Los Angeles, CA 90067

Transfer Agent and Dividend

Disbursing Agent

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Independent Registered Public

Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.

Since we are required by law to send an Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

(6/08)

1-800-836-2211  /  mtbfunds.com

MTB FUNDS

100 EAST PRATT STREET, 15th FLOOR

BALTIMORE, MD 21202

MTB-AR-010-0608

Managed by MTB Investment Advisors, Inc.

PRESIDENT’S MESSAGE AND ANNUAL REPORT — APRIL 30, 2008

MTB Funds U.S. Treasury Money Market Fund U.S. Government Money Market Fund	Tax-Free Money Market Fund Money Market Fund	Prime Money Market Fund New York Tax-Free Money Market Fund Pennsylvania Tax-Free Money Market Fund

i

Dear Investor:

I am pleased to enclose the Annual Report of the MTB Group of Funds. This report covers the Funds’ fiscal year, which is the 12-month reporting period from May 1, 2007 through April 30, 2008. Inside, you will find a discussion of the factors impacting the Funds’ performance during the reporting period, as well as a complete listing of the Funds’ holdings and financial statements.

The Economy and Financial Markets in Review

MTB Investments Advisors, Inc., the advisor to the MTB Group of Funds, has provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

As we enter the second half of 2008, the U.S. economy is in a slow-down phase, with some economists and government officials noting the possibility of recession. Since the economy is now in the sixth year of expansion, this would not be unexpected. The early estimate of first quarter 2008 Gross Domestic Product (GDP) came in at a positive 0.60%. This is the same rate of growth that we experienced for the final quarter of last year and is not the negative number that is needed over a period of two consecutive quarters that defines a true recession.

Notwithstanding the official data, it feels like a recession. Jobs have been eliminated at the rate of 65,000 per month for the first four months of 2008, and the unemployment rate is now over 5.00%. Housing continues its slowdown, and it may last throughout the year. Gasoline prices are at record levels, and consumer confidence is waning.

Yet, all is not gloom and doom. In recent speeches, leading bankers and Treasury officials indicated that we are seeing the light at the end of the tunnel in the credit crisis. This is not to say that it is over, but actions taken by the Federal Reserve Board (Fed) appear to have alleviated the situation. Furthermore, monetary policy has brought overnight interest rates down to 2.00%, and the fiscal stimulus package is providing dollars for consumers to spend. As a result, this economic slowdown is expected to be short and shallow with growth coming back during the second half. It might be time to use the other “R” word: namely, Recovery.

The Bond Markets

Over the six months ending April 30, 2008 the bond market has endured a difficult period.

While bond market participants have come to expect a downturn in the credit cycle every 5 or 6 years, the 2007-2008 version has been particularly difficult. In particular, liquidity in the market became scarce and loan problems have accelerated, leaving many broker/dealers and commercial banks facing the prospect of raising additional capital.

Treasury bills and notes have outperformed all other sectors of the bond market as “flight to quality” buying buoyed treasury prices and other sectors lagged such as Mortgage-Backed Securities and Corporate Bonds. The Fed’s response to this situation was to aggressively lower the federal funds rate from 4.50% on October 31, 2007 to 2.00% on April 30, 2008. In addition the Fed also undertook several initiatives to liquefy the financial markets including allowing broker/dealers to borrow directly from the Fed. This combination of aggressive monetary policy and the Fed’s initiatives, has improved the bond market’s functionality markedly in the last two months. At this juncture, we believe the liquidity and credit crisis has largely passed and the focus of the bond market will be the health of the economy.

For the 12-month reporting period May 1, 2007 through April 30, 2008, bond market indices performed as follows1:

Lehman Aggregate Bond Index[2]	Treasuries[3]	Mortgage-Backed[4]	Corporate[5]	Municipals[6]
6.86%	9.71%	7.41%	3.83%	2.79%

The Stock Markets

The stock market experienced extreme changes in direction and volatility during this fiscal year. The economic trends reversed from strong, predictable GDP growth of 4.00% to a level of low confidence and economic growth rates of 0.60%. This caused an abrupt shift in investor attitudes, which were magnified by huge financial write-downs brought on by mortgage activity in the sub-prime markets. Housing activity was very weak and financial returns turned negative. The Fed stepped in and lowered interest rates seven times to stabilize the economy and brought liquidity back to the financial markets.

PRESIDENT’S MESSAGE  /  April 30, 2008

ii

Most of the disruption in equity returns was domestic as global momentum continued with China and India maintaining demand for world goods. Domestic discretionary securities underperformed as housing values declined and unemployment rose. Financial securities didn’t fare much better as large write-offs due to mortgage credit turned sour. With a slowing economy, banks and other lenders witnessed increased charge-offs for loans and increased foreclosures bringing down earning forecasts.

Commodity related issues, Energy, Material and Commodities remained strong as customer demand outstripped supply, pushing up product prices and ultimately profits. Large positive stock returns resulted, helping to carry the overall indices to modest gains or losses depending on the index for the fiscal year.

The growth of the global markets positively influenced those industrial companies that exported goods or were doing business outside the United States. The weak dollar positively positioned these manufacturers against rival competitors. This sector balanced out the negative influences from the decline in housing resulting in modest but positive GDP growth.

There was great movement within the financial markets as concerns rose over the slowing economy, declining housing values, rising energy prices and overall financial confidence in the system. The Dow Jones Industrial Average started the fiscal year at 13,062 and finished the fiscal year at 12,820. However, as events unfolded and negative news took hold, the equity market shot up or down two, three or four percent in any one day. Event-driven results became a daily occurrence. The equity market hit an all time high of 14,164 on October 9, 2007 and then fell to 11,740 by March 10, 2008. The first calendar quarter 2008 results experienced negative double-digit total returns for common stocks only to have April’s performance be one of the better historical returns of a positive 0.50% for the month.

While the equity markets remain skittish the major causes for this volatility appear to be working themselves out. We anticipate the future will bring better clarity and fundamental growth that will stabilize the markets going forward.

For the 12-month reporting period May 1, 2007 through April 30, 2008, stock market indices performed as follows:

S&P 500[7]	Dow Jones Industrial Average[8]	NASDAQ[9]
(4.68)%	0.47%	(3.67)%

The MTB Group of Funds, with assets of over $11.3 billion as of April 30, 2008, give investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income,10 stay ahead of inflation, or keep your cash working, one or more of MTB Funds can provide you with the diversification,11 flexibility and professional management you need.

Sincerely,

Carl W. Jordan

President

June 24, 2008

For more complete information, please download the MTB Group of Funds’ prospectus available on www.mtbfunds.com or call 1-800-836-2211 for a copy. You should consider the funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment.

April 30, 2008  /  PRESIDENT’S MESSAGE

iii

1.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2.	Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. Investments cannot be made in an index.

3.	Lehman Brothers Treasury Bond Index: Composed of all US Treasury publicly issued notes and bonds with a minimum outstanding principal amount of $50 million and a minimum maturity of one year. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Indexes are unmanaged and investments cannot be made in an index.

4.	Lehman Brothers Fixed Mortgage Securities Index: An unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. Investments cannot be made in an index.

5.	Lehman Brothers Credit Bond Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody’s Investors Service or BBB by Standard and Poor’s, if unrated by Moody’s. Collateralized Mortgage Obligations (CMOs) are not included. Indexes are unmanaged and investments cannot be made in an index.

6.	Lehman Brothers Municipal Bond Index: A broad market performance benchmark index for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par balance of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Indexes are unmanaged and investments cannot be made in an index.

7.	The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

8.	Dow Jones Industrial Average (“DJIA”): An unmanaged average which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. Investments cannot be made in an index.

9.	NASDAQ Composite Index: An unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Investments cannot be made in an index.

10.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

11.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE  /  April 30, 2008

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: APRIL 30, 2008

MTB Funds U.S. Treasury Money Market Fund U.S. Government Money Market Fund	Tax-Free Money Market Fund Money Market Fund	Prime Money Market Fund New York Tax-Free Money Market Fund Pennsylvania Tax-Free Money Market Fund

1

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/2007	Ending Account Value 04/30/08	Expenses Paid During Period[1]
U.S. TREASURY MONEY MARKET FUND
Actual
Class A Shares	$1,000	$1,012.80	$3.65
Class S Shares	$1,000	$1,011.50	$4.90
Institutional I Shares	$1,000	$1,014.00	$2.40
Institutional II Shares	$1,000	$1,013.30	$3.15
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,021.23	$3.67
Class S Shares	$1,000	$1,019.99	$4.92
Institutional I Shares	$1,000	$1,022.48	$2.41
Institutional II Shares	$1,000	$1,021.73	$3.17

U.S. GOVERNMENT MONEY MARKET FUND
Actual
Class A Shares	$1,000	$1,016.60	$3.46
Institutional I Shares	$1,000	$1,017.60	$2.26
Institutional II Shares	$1,000	$1,017.10	$2.71
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,021.43	$3.47
Institutional I Shares	$1,000	$1,022.63	$2.26
Institutional II Shares	$1,000	$1,022.18	$2.72

TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000	$1,009.90	$3.95
Institutional I Shares	$1,000	$1,011.90	$1.95
Institutional II Shares	$1,000	$1,011.10	$2.70
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,020.93	$3.97
Institutional I Shares	$1,000	$1,022.92	$1.96
Institutional II Shares	$1,000	$1,022.18	$2.72

ANNUAL REPORT  /  April 30, 2008

2

	Beginning Account Value 11/1/2007	Ending Account Value 04/30/08	Expenses Paid During Period[1]
MONEY MARKET FUND
Actual
Class A Shares	$1,000	$1,017.30	$3.36
Class A2 Shares	$1,000	$1,018.40	$2.36
Class B Shares	$1,000	$1,013.60	$7.11
Class S Shares	$1,000	$1,016.10	$4.61
Institutional I Shares	$1,000	$1,018.60	$2.11
Institutional II Shares	$1,000	$1,018.10	$2.61
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,021.53	$3.37
Class A2 Shares	$1,000	$1,022.53	$2.36
Class B Shares	$1,000	$1,017.80	$7.12
Class S Shares	$1,000	$1,020.29	$4.62
Institutional I Shares	$1,000	$1,022.77	$2.11
Institutional II Shares	$1,000	$1,022.28	$2.61

PRIME MONEY MARKET FUND
Actual
Corporate Shares	$1,000	$1,018.80	$1.81
Hypothetical (assuming a 5% return before expense)
Corporate Shares	$1,000	$1,023.07	$1.81

NEW YORK TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000	$1,009.90	$3.65
Institutional I Shares	$1,000	$1,011.10	$2.40
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,021.23	$3.67
Institutional I Shares	$1,000	$1,022.48	$2.41

PENNSYLVANIA TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000	$1,010.00	$3.75
Institutional I Shares	$1,000	$1,011.00	$2.70
Institutional II Shares	$1,000	$1,010.50	$3.20
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000	$1,021.13	$3.77
Institutional I Shares	$1,000	$1,022.18	$2.72
Institutional II Shares	$1,000	$1,021.68	$3.22

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The annualized net expense ratios are as follows:

U.S. TREASURY MONEY MARKET FUND
Class A Shares	0.73%
Class S Shares	0.98%
Institutional I Shares	0.48%
Institutional II Shares	0.63%

U.S. GOVERNMENT MONEY MARKET FUND
Class A Shares	0.69%
Institutional I Shares	0.45%
Institutional II Shares	0.54%

TAX-FREE MONEY MARKET FUND
Class A Shares	0.79%
Institutional I Shares	0.39%
Institutional II Shares	0.54%

MONEY MARKET FUND
Class A Shares	0.67%
Class A2 Shares	0.47%
Class B Shares	1.42%
Class S Shares	0.92%
Institutional I Shares	0.42%
Institutional II Shares	0.52%

PRIME MONEY MARKET FUND
Corporate Shares	0.36%

NEW YORK TAX-FREE MONEY MARKET FUND
Class A Shares	0.73%
Institutional I Shares	0.48%

PENNSYLVANIA TAX-FREE MONEY MARKET FUND
Class A Shares	0.75%
Institutional I Shares	0.54%
Institutional II Shares	0.64%

April 30, 2008  /  ANNUAL REPORT

3

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Treasury Money Market Fund

At April 30, 2008 the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
U.S. Government Agencies & Obligations	52.7%
Cash Equivalents[1]	47.4%
Other Assets Less Liabilities — Net[2]	(0.1)%
TOTAL	100%

(1)	Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 52.7%

U.S. TREASURY BILL – 41.6%
2.05-3.12%, 5/1/08	$100,000,000	$100,000,000
1.23%, 6/12/08	50,000,000	49,929,417
2.05%, 7/10/08	50,000,000	49,800,208
2.08%, 8/07/08	50,000,000	49,716,889
1.41%, 8/14/08	50,000,000	49,794,375
1.45%, 8/28/08	50,000,000	49,760,347
1.63%, 9/04/08	50,000,000	49,719,125
1.33%, 9/18/08	50,000,000	49,745,278
1.54%, 9/25/08	25,000,000	24,844,833

TOTAL U.S. TREASURY BILL		$473,310,472

U.S. TREASURY NOTE – 11.1%
4.13%, 8/15/08	50,000,000	49,994,371
4.88%, 10/31/08	50,000,000	50,335,019
3.13%, 4/15/09	25,000,000	25,359,293

TOTAL U.S. TREASURY NOTE		$125,688,683

TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $598,999,155)		$598,999,155

7MONEY MARKET FUND – 0.0%
Dreyfus Treasury Cash Management Fund, Institutional Shares, 1.52% (COST $19,072)	19,072	$19,072

REPURCHASE AGREEMENTS – 47.4%
Interest In $18,000,000 repurchase agreement 1.60%, dated 4/30/08 under which Lehman Brother will repurchase a U.S. Treasury security maturing on 5/15/37 for $18,004,088 on 5/1/08. The Market value of the underlying security at the end of the period was $18,356,484.	18,000,000	18,000,000

Description	Principal Amount	Value

Interest In $240,000,000 repurchase agreement 1.87%, dated 4/30/08 under which Goldman Sachs & Co. will repurchase a U.S. Treasury security maturing on 11/15/15 for $240,012,467 on 5/1/08. The Market value of the underlying security at the end of the period was $246,256,471.	$240,000,000	$240,000,000
Interest In $245,000,000 repurchase agreement 1.87%, dated 4/30/08 under which JP Morgan Chase will repurchase a U.S. Treasury security maturing on 4/15/10 for $245,012,726 on 5/1/08. The Market value of the underlying security at the end of the period was $249,592,314.	245,000,000	245,000,000
Interest In $36,700,000 repurchase agreement 1.90%, dated 4/30/08 under which Morgan Stanley & Co. will repurchase a U.S. Treasury security maturing on 11/15/21 for $36,700,282 on 5/1/08. The Market value of the underlying security at the end of the period was $37,067,285.	36,700,000	36,700,000

TOTAL REPURCHASE AGREEMENTS (COST $539,700,000)		$539,700,000

TOTAL INVESTMENTS – 100.1% (COST $1,138,718,227)		$1,138,718,227

OTHER ASSETS LESS LIABILITIES – (0.1%)		$(1,115,029)

TOTAL NET ASSETS – 100.0%		$1,137,603,198

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Money Market Fund

At April 30, 2008, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
U.S. Government Agency Securities	88.3%
Cash Equivalents[1]	11.8%
Other Assets Less Liabilities — Net[2]	(0.1)%
TOTAL	100%

(1)	Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 88.3%

FEDERAL FARM CREDIT BANK – 10.9%
[1]2.57%, 3/02/09	$50,000,000	$49,996,981
[1]2.59%, 5/15/09	150,000,000	149,984,788
[1]2.57%, 6/01/09	98,000,000	97,974,306
[1]2.75%, 1/21/10	100,000,000	100,000,000

TOTAL FEDERAL FARM CREDIT BANK		$397,956,075

FEDERAL HOME LOAN BANK – 41.2%
2.02%, 5/02/08	100,000,000	99,994,389
2.70%, 5/14/08	100,000,000	99,902,319
2.06%, 5/28/08	100,000,000	99,845,500
[1]2.93%, 8/21/08	150,000,000	150,038,066
2.98%, 2/11/09	150,000,000	150,000,000
[1]2.47%, 3/27/09	250,000,000	250,000,000
[1]2.87%, 5/20/09	275,000,000	274,981,853
[1]2.73%, 8/21/09	250,000,000	250,000,000
[1]2.56%, 1/11/10	125,000,000	125,039,121

TOTAL FEDERAL HOME LOAN BANK		$1,499,801,248

FEDERAL HOME LOAN MORTGAGE CORPORATION – 8.9%
[1]4.03-4.12%, 6/09/08	225,000,000	224,005,500
2.52%, 8/25/08	100,000,000	99,188,000

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$323,193,500

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 27.3%
[1]3.45%, 5/01/08	100,000,000	100,000,000
[1]2.58%, 5/12/08	200,000,000	199,842,333
[1]5.00%, 6/27/08	100,000,000	99,208,333

Description	Principal Amount	Value

1.74%, 7/18/08	$150,000,000	$149,434,500
[1]3.70%, 8/07/08	100,000,000	98,992,778
2.00%, 8/20/08	250,000,000	248,458,334
4.36%, 10/01/08	100,000,000	98,147,000

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$994,083,278

TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $3,215,034,101)		$3,215,034,101

7MONEY MARKET FUND – 0.0%
Dreyfus Government Cash Fund, Institutional Shares, 2.31% (COST $61,693)	61,693	$61,693

REPURCHASE AGREEMENTS – 11.8%
Interest In $315,000,000 repurchase agreement 1.87%, dated 4/30/08 under which JP Morgan Chase will repurchase a U.S. Treasury security with various maturities to 8/15/19 for $315,016,363 on 5/1/08. The Market value of the underlying security at the end of the period was $321,171,152.	315,000,000	315,000,000
Interest In $112,900,000 repurchase agreement 1.90%, dated 4/30/08 under which Morgan Stanley & Co. will repurchase a U.S. Treasury security with various maturities to 11/15/21 for $112,900,566 on 5/1/08. The Market value of the underlying security at the end of the period was $114,029,572.	112,900,000	112,900,000

TOTAL REPURCHASE AGREEMENTS (COST $427,900,000)		$427,900,000

TOTAL INVESTMENTS – 100.1% (COST $3,642,995,794)		$3,642,995,794

OTHER ASSETS LESS LIABILITIES – (0.1%)		$(1,824,593)

NET ASSETS – 100.0%		$3,641,171,201

See Notes to Portfolios of Investments

April 30, 2008  /  ANNUAL REPORT

5

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Tax-Free Money Market Fund

At April 30, 2008 the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
General Obligations	12.6%
Pollution Control	12.4%
General Revenue	11.8%
Higher Education	11.1%
Development	10.6%
Medical	10.4%
Utilities	7.1%
School District	5.8%
Commercial Paper	5.3%
Airport Development & Maintenance	3.9%
Transportation	2.8%
Multi-Family Housing	2.0%
Facilities	1.5%
Housing	1.5%
Power	0.8%
Other Assets Less Liabilities—Net[2]	0.4%
TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

2COMMERCIAL PAPER – 10.2%
Delaware County, PA, CP (Wachovia-LOC), 1.40%, 7/01/08	$2,000,000	$2,000,000
Montgomery County, PA, IDA, CP, (BNP Paribas LOC), Mandatory Tender, 1.10%, 5/02/08	4,460,000	4,460,000
New York State Power Authority, (Baden LOC)/(Bayerische Landesbank (GTD) LOC)/(Bank of America N.A. LOC)/ (Bank of New York LOC)/(Bank of Nova Scotia)/(JP Morgan Chase Bank)/(State Street Bank & Trust)/(Wachovia Bank N.A. LOC), 2.00%, 5/01/08	4,000,000	4,000,000
New York City, NY, GMJ CP 2.75%, 7/07/08	3,000,000	3,000,000

TOTAL COMMERCIAL PAPER (Cost $13,460,000)		$13,460,000

6SHORT-TERM MUNICIPAL BONDS – 89.4%

ALABAMA – 3.3%
Mobile, AL, IDB, (Series B) Weekly VRDNs Dock & Wharf Revenue (Holnam Inc.)/(Wachovia Bank N.A. LOC) 2.58%, 5/07/08	1,300,000	1,300,000

Description	Principal Amount	Value

Montgomery AL, IDB, Pollution Control & Solid Waste Discount Note, Refunding Revenue Bonds, (General Electric Company), 2.35%, 5/01/08	$3,000,000	$3,000,000

TOTAL ALABAMA		$4,300,000

CALIFORNIA – 1.9%
California State, RANs 4.00%, 6/30/08	2,500,000	2,502,535

COLORADO – 5.7%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds (Series A-9) Daily VRDNs, (JFMC Facilities Corp.)/(Bank of America N.A.) 2.65%, 5/01/08	2,000,000	2,000,000
Colorado Springs, CO, Utilities Refunding Bonds (Series A) Weekly VRDNs, (Dexia Credit Local) 2.50%, 5/01/08	4,000,000	4,000,000
Colorado Springs, CO, Utility System, Lien – (Series A), Weekly VRDNs (Dexia Credit Local LIQ) 2.70%, 5/01/08	1,500,000	1,500,000

TOTAL COLORADO		$7,500,000

(MTB Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30,2008

6	PORTFOLIOS OF INVESTMENTS

MTB Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value

CONNECTICUT – 3.5%
Milford Connecticut, GO, BANs 4.00%, 5/02/08	$4,520,000	$4,520,079

FLORIDA – 1.6%
Palm Beach County, FL, Solid Waste Authority Refunding Revenue Bonds (Series A), (AMBAC INS)/(Original Issue Yield: 5.25%), 6.00%, 10/01/08	2,000,000	2,022,493

GEORGIA – 5.8%
Atlanta, GA, City of, Airport General Revenue Refunding Revenue Bonds (Series 2003 RF-A), (MBIA INS), 5.00%, 1/01/09	5,000,000	5,070,402
Dekalb County, GA, MFH, Winterscreek Apartments Weekly VRDNs (FNMA COL) 2.59%, 5/07/08	2,600,000	2,600,000

TOTAL GEORGIA		$7,670,402

ILLINOIS – 3.9%
Lake County Illinois, Community School District No 050 Woodland, GO Unlimited Bonds (Series A), (FGIC INS)/(PRF 12/01/08 @ 100)/(Original Issue Yield: 5.50%) 6.00%, 12/01/20	5,000,000	5,138,876

INDIANA – 4.5%
Elkhart County, IN, Weekly VRDNs (Hubbard Hills Estates Inc.)/(Fifth Third Bank INV) 2.49%, 5/02/08	1,735,000	1,735,000
Hammond, IN, Pollution Control Revenue Bonds, Daily VRDNs (Amoco Oil Co.)/(Obligated Group), 2.60%, 5/01/08	1,220,000	1,220,000
3MT Vernon, IN, Pollution Control Revenue Bonds, Daily VRDNs, AMT (General Electric Co.), 2.52%, 5/01/08	3,000,000	3,000,000

TOTAL INDIANA		$5,955,000

MARYLAND – 0.6%
Maryland State Health & Higher Educational Facilities Authority (Series D0), Weekly VRDNS (Bank of America N.A. LIQ) 2.42%, 5/01/08	802,000	802,000

MASSACHUSETTS – 3.0%
Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Revenue Bonds (Series M-2), (Fleet National Bank LOC), 2.60%, 6/16/08	4,000,000	4,000,000

MISSISSIPPI – 1.5%
[3]Mississippi Business Finance Corp., Industrial Development Revenue, Weekly VRDNs, AMT (VC Regional Assembly/MFG)/(JP Morgan Chase Bank), 2.66%, 5/07/08	2,000,000	2,000,000

NEW HAMPSHIRE – 7.1%
New Hampshire Higher Educational & Health Facilities Authority, Revenue Bonds (Series A), (Littleton Regional Hospital)/(PRF 5/01/08 @ 102), 5.90%, 5/01/18	3,250,000	3,315,000
New Hampshire Higher Educational & Health Facilities Authority, Revenue Bonds (Series B), (Littleton Regional Hospital)/(PRF 5/01/08 @ 102), 5.80%, 5/01/18	1,000,000	1,020,000

Description	Principal Amount	Value

New Hampshire, HEFA, Refunding Revenue Bonds, Weekly VRDNs, (Dartmouth College)/(JP Morgan Chase Bank) 2.58%, 5/07/08	$5,000,000	$5,000,000

TOTAL NEW HAMPSHIRE		$9,335,000

NEW YORK – 9.8%
New York City, NY, (Series A-4) Daily VRDNs, (Baden LOC), 2.53%, 5/01/08	2,000,000	2,000,000
New York City, NY, (Series F-4) Weekly VRDNs GO Bonds, (Helaba LOC), 2.60%, 5/07/08	1,475,000	1,475,000
New York City, NY, (Series H-2) Daily VRDNs, GO Bonds, (Dexia Credit Local LOC), 2.29%, 5/01/08	1,140,000	1,140,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue (Series F-1) Daily VRDNs (Dexia Credit LOC) 2.53%, 5/01/08	2,300,000	2,300,000
New York State Dormitory Authority, Refunding Revenue Bonds, Non-State Supported Debt, (Series A-1) Weekly VRDNs, (MBIA INS)/(University of Rochester)/(Wachovia Bank N.A.) 3.50%, 5/07/08	2,000,000	2,000,000
[3]New York State Mortgage Agency Homeowner Mortgage Revenue (Series 142) Daily VRDNs, AMT (Dexia Credit Local) 2.46%, 5/01/08	2,000,000	2,000,000
Syracuse, NY, (Series A) RANs, (ST Aid Withholding), 4.50%, 6/30/08	2,000,000	2,002,392

TOTAL NEW YORK		$12,917,392

NORTH CAROLINA – 1.1%
Durham County, NC, Floater Weekly VRDNs, (Wachovia SPA), 2.70%, 5/07/08	1,500,000	1,500,000

OHIO – 1.5%
Geauga County, OH, Revenue Bonds (Series B) Daily VRDNs, (South Franklin Circle)/(Keybank N.A. LOC), 2.78%, 5/01/08	2,000,000	2,000,000

OREGON – 1.2%
[3]Port Portland, OR, Special Obligation Revenue, AMT Daily VRDNs (Bank of America LOC), 2.82%, 5/01/08	1,600,000	1,600,000

PENNSYLVANIA – 23.8%
Allegheny County, PA, HDA (Series B) Weekly VRDNs, (Presbyterian University Health System)/(MBIA INS)/(JP Morgan Chase Bank) 2.60%, 5/01/08	1,800,000	1,800,000
Allegheny County, PA, Higher Education Building Authority, Daily VRDNs (Carnegie Mellon University)/(Landesbank Hessen-Thueringer (GTD) SA), 2.36%, 5/01/08	1,600,000	1,600,000
Allegheny County, PA, Tax and Revenue Anticipation Notes, Series 2008 4.00%, 12/31/08	4,000,000	4,031,650
Beaver County, PA, IDA, Refunding Revenue Bonds, Weekly VRDNs, (Atlantic Richfield-GTD)/(BP PLC GTD), 2.50%, 5/07/08	100,000	100,000
Emmaus, PA, IDA General Authority (Series A) Weekly VRDNs (FSA INS)/(Wachovia SPA) 2.46%, 5/01/08	1,100,000	1,100,000

(MTB Tax-Free Money Market Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	7

MTB Tax-Free Money Market Fund (concluded)

Description	Principal Amount	Value

Erie County, PA, Hospital Authority, Daily VRDNs (Hamot Health Foundation)/(AMBAC INS)/(National City Bank SPA), 4.90%, 5/01/08	$1,800,000	$1,800,000
[3]Indiana County, PA, IDA, Revenue Bonds, AMT (Series A) Daily VRDNs (Exelon Generation Co LLC)/(BNP Paribas LOC) 2.82%, 5/01/08	3,605,000	3,605,000
[3]Pennsylvania Economic Development Financing Authority, Manufacturing Facilities Revenue, Weekly VRDNs, AMT (Dodge Realty Partners LP)/(PNC Bank LOC) 2.56%, 5/01/08	2,500,000	2,500,000
Pennsylvania Higher Educational Facilities Authority, Refunding Revenue Bonds (Series A), (Pennsylvania University Health System)/(Original Issue Yield: 3.17%), 5.00%, 8/15/08	645,000	651,751
Pennsylvania State Higher Education Facilities Authority, (Series B) Weekly VRDNs (Drexel University)/(Heleba LOC), 2.35%, 5/01/08	1,885,000	1,885,000
Pennsylvania State Turnpike Commission, (Series Q) Daily VRDNs (West Deutsche Landes Gironzentrale, LIQ/Bayerische Landesbank, LIQ Landesbank Baden Wurttemburgh, LIQ), 2.53%, 5/01/08	1,350,000	1,350,000
Pennsylvania State University, Revenue Bonds (Series A) Weekly VRDNs (Pennsylvania State University)/(GO of University)/(West Deutsche Landesbank), 2.35%, 5/01/08	100,000	100,000
Philadelphia, PA, (Series A) (Bank of America-LOC), TRANs, 4.50%, 6/30/08	1,000,000	1,001,320
Philadelphia, PA, Gas Works Revenue Bonds, (Series B) (PRF to 7/01/08), 5.00%, 7/01/28	1,000,000	1,002,356
Philadelphia, PA, Hospital & Higher Education Facilities Authority, Weekly VRDNs (Philadelphia Protestant Home)/(Fleet National Bank) 2.45%, 5/01/08	980,000	980,000
Philadelphia, PA, School District, (Series A), TRANs, (Bank of America N.A.), 4.50%, 6/27/08	2,500,000	2,502,938
University of Pittsburg, (Series A) Weekly VRDNs (GO of University)/(DEPFA Bank PLC) 2.49%, 5/07/08	2,200,000	2,200,000
University of Pittsburgh, (Series A) Weekly VRDNs (GO of University)/(DEPFA Bank PLC) 2.49%, 5/07/08	1,130,000	1,130,000
Westmoreland County, PA, IDA, Refunding Revenue Bonds (Series B) Weekly VRDNs, (Excela Health)/(Wachovia Bank N.A.), 2.35%, 5/01/08	800,000	800,000

Description	Principal Amount	Value

Westmoreland County, PA, IDA, Revenue Bonds (Series C) Weekly VRDNs, (Excela Health)/(Wachovia Bank N.A.), 2.35%, 5/01/08	$1,095,000	$1,095,000

TOTAL PENNSYLVANIA		$31,235,015

SOUTH CAROLINA – 1.0%
Berkeley County, SC, PCA Revenue Bonds, Daily VRDNs (Amoco Chemical CO) 2.60%, 5/01/08	1,250,000	1,250,000

TENNESSEE – 1.0%
Greeneville, TN, Industrial Development Board Refunding Revenue Bonds, Weekly VRDNs (PET Inc.)/(BNP Paribas LOC), 2.38%, 5/01/08	1,285,000	1,285,000

TEXAS – 5.4%
Gulf Coast Waste Disposal Authority, TX, Pollution Control, Refunding Revenue Bonds, Daily VRDNs (Exxon Mobil Corporation)/ 2.50%, 5/01/08	1,000,000	1,000,000
Laredo Texas Sports Venue Sales Tax Revenue, (FGIC INS)/(US Government Securities PRF 3/15/09 @ 100)/(Original Issue Yield: 5.46%), 5.38%, 3/15/23	4,955,000	5,098,455
Port Arthur, TX, Jefferson County, Daily VRDNs (Texaco Inc) 2.55%, 5/01/08	1,000,000	1,000,000

TOTAL TEXAS		$7,098,455

UTAH – 1.4%
Emery County, UT, PCR Weekly VRDNs (Pacificorp)/(BNP Paribus LOC), 2.65%, 5/07/08	1,800,000	1,800,000

WYOMING – 0.8%
Sublette County, WY, PCR, Daily VRDNs (Exxon Mobil Corp.), 2.28%, 5/01/08	1,000,000	1,000,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $117,432,247)		$117,432,247

TOTAL INVESTMENTS – 99.6% (COST $130,892,247)		$130,892,247

OTHER ASSETS LESS LIABILITIES – 0.4%		$515,256

TOTAL NET ASSETS – 100.0%		$131,407,503

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

8

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Money Market Fund

At April 30, 2008 the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Commercial Paper	70.3%
U.S. Government Agency & Obligations	20.2%
Notes – Variable	6.0%
Cash Equivalents[1]	3.6%
Other Assets Less Liabilities – Net[2]	(0.1)%
TOTAL	100%

(1)	Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

2COMMERCIAL PAPER – 70.3%

ASSET BACKED SECURITIES – 14.5%
[4,5]Apreco, Inc. 2.87%, 5/20/08	$75,000,000	$74,886,396
[4,5]CRC Funding LLC 2.74%, 7/10/08	150,000,000	149,200,833
[4,5]Falcon Asset Securitization Co., LLC 2.85%, 5/29/08	100,000,000	99,778,333
FCAR Owner Trust Series II 3.06%, 6/24/08	150,000,000	149,311,500

TOTAL ASSET BACKED SECURITIES		$473,177,062

AUTO MANUFACTURERS – 4.1%
[4]American Honda Finance Corp. 2.89%, 3/18/09	135,000,000	135,000,000

BANKS – 8.7%
Canadian Imperial Bank of Commerce 2.77%, 7/18/08	132,000,000	132,079,794
Wells Fargo Co. 2.30%, 5/01/08	150,000,000	150,000,000

TOTAL BANKS		$282,079,794

BROKER/DEALER – 3.1%
Morgan Stanley Dean Witter Co. 2.81%, 6/06/08	100,000,000	100,000,000

FINANCIAL SERVICES – 20.5%
American Express Corp. 3.50%, 6/11/08	150,000,000	149,402,083
Citigroup Funding, Inc. 2.60%, 5/12/08	75,000,000	74,940,417
Dexia Delaware, LLC 2.55%, 5/28/08	150,000,000	149,713,124
General Electric Capital Corp. 4.13%, 9/26/08	145,000,000	142,538,061
HSBC Finance Corp. 2.95%, 5/30/08	150,000,000	149,643,542

TOTAL FINANCIAL SERVICES		$666,237,227

Description	Principal Amount	Value

FOOD – 5.4%
[4,5]Nestle Capital Corp. 4.51%, 5/15/08	$86,500,000	$86,348,289
[4,5]Unilever Capital Corp. 2.50%, 12/02/08	90,000,000	88,656,250

TOTAL FOOD		$175,004,539

INSURANCE – 10.0%
AIG Funding, Inc. 2.65%, 5/05/08	150,000,000	149,955,834
American General Finance Corp. 2.70%, 5/21/08	100,000,000	99,850,000
Prudential Funding LLC 2.47%, 6/02/08	75,000,000	74,835,333

TOTAL INSURANCE		$324,641,167

RETAIL – 4.0%
[4,5]Wal-Mart Stores, Inc. 2.14%, 3/10/09	135,000,000	132,494,044

TOTAL COMMERCIAL PAPER (COST $2,288,633,833)		$2,288,633,833

1NOTES – VARIABLE – 6.0%

AUTOMOTIVE MANUFACTURING – 3.1%
Toyota Motor Credit Corp. 2.86%, 7/25/08	100,000,000	100,000,000

BANKS – 2.9%
Bank of America Corp. 2.90%, 7/25/08	93,250,000	93,255,318

DIVERSIFIED FINANCIAL SERVICES – 0.0%
[4]Capital One 3.30%, 5/1/08	395,000	395,000

TOTAL NOTES – VARIABLE (COST $193,650,318)		$193,650,318

(MTB Money Market Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	9

MTB Money Market Fund (concluded)

Description	Principal Amount	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 20.2%

FEDERAL FARM CREDIT BANK – 3.1%
[1]2.75%, 1/21/10	$100,000,000	$100,000,000

FEDERAL HOME LOAN BANK – 17.1%
2.36%, 11/12/08	150,000,000	148,082,500
[1]2.98%, 2/11/09	125,000,000	125,000,000
[1]2.47%, 3/27/09	150,000,000	150,000,000
[1]2.87%, 5/20/09	135,000,000	134,985,887

TOTAL FEDERAL HOME LOAN BANK		$558,068,387

TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $658,068,387)		$658,068,387

7MONEY MARKET FUND – 0.0%
Dreyfus Cash Management Fund, Institutional Shares, 2.95% (COST $8,984)	8,984	$8,984

Description	Principal Amount	Value

REPURCHASE AGREEMENTS – 3.6%
Interest in $118,000,000 repurchase agreement 1.60%, dated 4/30/08 under which Lehman Brother will repurchase a Government Trust Certificate with various maturities to 2/15/23 for $118,001,356 on 5/1/08. The Market value of the underlying security at the end of the period was $120,347,603. (COST $118,000,000)	$118,000,000	$118,000,000

TOTAL INVESTMENTS – 100.1% (COST $3,258,361,522)		$3,258,361,522

OTHER ASSETS LESS LIABILITIES – (0.1%)		$(3,853,980)

NET ASSETS – 100.0%		$3,254,507,542

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

10

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Prime Money Market Fund

At April 30, 2008 the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Commercial Paper	64.9%
U.S. Government Agency & Obligations	25.4%
Notes - Variable	6.3%
Cash Equivalents[1]	3.5%
Other Assets Less Liabilities — Net[2]	(0.1)%
TOTAL	100%

(1)	Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

2COMMERCIAL PAPER – 64.9%

ASSET BACKED SECURITIES – 13.6%
[4,5]Apreco, Inc. 2.87%, 5/20/08	$15,000,000	$14,977,279
[4,5]CRC Funding LLC 2.74%, 7/10/08	15,000,000	14,920,083
[4,5]Falcon Asset Securitization Co., LLC 2.85%, 5/29/08	10,000,000	9,977,833
FCAR Owner Trust Series II 3.06%, 6/24/08	22,000,000	21,899,021

TOTAL ASSET BACKED SECURITIES		$61,774,216

AUTO MANUFACTURERS – 3.3%
[4]American Honda Finance Corp. 2.89%, 3/18/09	15,000,000	15,000,000

BANKS – 7.3%
Canadian Imperial Bank of Commerce 2.77%, 7/18/08	18,000,000	18,010,881
Wells Fargo Co. 2.30%, 5/01/08	15,000,000	15,000,000

TOTAL BANKS		$33,010,881

BROKER/DEALER – 3.3%
Morgan Stanley Dean Witter Co. 2.81%, 6/06/08	15,000,000	15,000,000

FINANCIAL SERVICES – 18.6%
American Express Corp. 3.50%, 6/11/08	20,000,000	19,920,278
Citigroup Funding, Inc. 2.60%, 5/12/08	10,000,000	9,992,056
Dexia Delaware, LLC 2.55%, 5/28/08	20,000,000	19,961,750
General Electric Capital Corp. 4.13%, 9/26/08	13,000,000	12,779,274
HSBC Finance Corp. 2.95%, 5/30/08	22,000,000	21,947,720

TOTAL FINANCIAL SERVICES		$84,601,078

Description	Principal Amount	Value

FOOD – 5.1%
[4,5]Nestle Capital Corp. 4.51%, 5/15/08	$13,500,000	$13,476,323
[4,5]Unilever Capital Corp. 2.50%, 12/02/08	10,000,000	9,850,694

TOTAL FOOD		$23,327,017

INSURANCE – 10.5%
AIG Funding, Inc. 2.65%, 5/05/08	22,000,000	21,993,522
American General Finance Corp. 2.70%, 5/21/08	15,000,000	14,977,500
Prudential Funding LLC 2.47%, 6/02/08	11,000,000	10,975,849

TOTAL INSURANCE		$47,946,871

RETAIL – 3.2%
[4,5]Wal-Mart Stores, Inc. 2.14%, 3/10/09	15,000,000	14,721,560

TOTAL COMMERCIAL PAPER (COST $295,381,623)		$295,381,623

1NOTES – VARIABLE – 6.3%

AUTOMOTIVE MANUFACTURING –3.2%
Toyota Motor Credit Corp. 2.86%, 7/25/08	14,500,000	14,500,000

BANKS – 3.1%
Bank of America Corp. 2.90%, 7/25/08	14,000,000	14,000,798

TOTAL NOTES – VARIABLE (COST $28,500,798)		$28,500,798

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 25.4%

FEDERAL FARM CREDIT BANK – 4.4%
[1]2.73%, 1/21/10	20,000,000	20,000,000

FEDERAL HOME LOAN BANK – 21.0%
2.36%, 11/12/08	25,000,000	24,680,416
[1]2.98%, 2/11/09	25,000,000	25,000,000

(MTB Prime Money Market Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	11

MTB Prime Money Market Fund (concluded)

Description	Principal Amount	Value

[1]2.47%, 3/27/09	$25,000,000	$25,000,000
[1]2.87%, 5/20/09	21,000,000	20,997,805

TOTAL FEDERAL HOME LOAN BANK		$95,678,221

TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $115,678,221)		$115,678,221

7MONEY MARKET FUND – 0.0%
Dreyfus Cash Management Fund, Institutional Shares, 2.95% (COST $42,045)	42,045	$42,045

Description	Principal Amount	Value

REPURCHASE AGREEMENTS – 3.5%
Interest In $15,700,000 repurchase agreement 1.60%, dated 4/30/08 under which Lehman Brother will repurchase a Government Trust Certificate maturing on 9/15/15 for $15,701,279 on 5/1/08. The Market value of the underlying security at the end of the period was $16,013,557. (COST $15,700,000)	$15,700,000	$15,700,000

TOTAL INVESTMENTS – 100.1% (COST $455,302,687)		$455,302,687

OTHER ASSETS LESS LIABILITIES – (0.1%)		$(527,812)

TOTAL NET ASSETS – 100.0%		$454,774,875

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

12

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Tax-Free Money Market Fund

At April 30, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
General Obligations	39.8%
Commercial Paper	11.5%
Higher Education	8.6%
Transportation	7.8%
Housing	7.3%
Power	7.0%
General Revenue	5.9%
Development	4.0%
Facilities	3.4%
Pollution Control	2.2%
Education	1.7%
Utilities	0.7%
Other Assets Less Liabilities — Net[2]	0.1%
TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

2COMMERCIAL PAPER – 11.5%
Nassau County Sewer, CP (Bank of America N.A. LOC) 1.20%, 5/13/08	$5,200,000	$5,200,000
New York City, NY, GMJ 2.75%, 7/07/08	3,000,000	3,000,000
New York State Environmental Facilities Corp. (Series A) (Helaba LOC), 1.37%, 7/07/08	4,000,000	4,000,000
New York State Power Authority, (Baden LOC)/(Bayerische Landesbank (GTD) LOC)/(Bank of America N.A. LOC)/ (Bank of New York LOC)/(Bank of Nova SCotia)/(JP Morgan Chase Bank)/(State Street Bank & Trust)/(Wachovia Bank N.A. LOC), 2.00%, 5/01/08	5,000,000	5,000,000

TOTAL COMMERCIAL PAPER (COST $17,200,000)		$17,200,000

6SHORT-TERM MUNICIPAL BONDS – 88.4%
[3]Albany, NY, IDA, Housing Revenue (Series A) Weekly VRDNs, AMT (South Mall Towers Project)/(FANNIE MAE) 2.40%, 5/07/08	3,000,000	3,000,000
Dutchess County, NY, IDA, (Series A) Weekly VRDNs, (Marist College)/(Bank of New York LOC), 2.20%, 5/01/08	1,660,000	1,660,000
Dutchess County, NY, IDA, Weekly VRDNs (Trinity-Pawling School Corp.)/(PNC Bank, N.A. LOC), 2.35%, 5/01/08	2,500,000	2,500,000

Description	Principal Amount	Value

East Hampton Town, NY, GO Bond, BANs (DEPFA LOC) 3.75%, 11/06/08	$5,000,000	$5,011,741
Long Island Power Authority, NY, Electric System Revenue (Series A) (PRF to 6/01/08) 5.25%, 12/01/26	950,000	953,417
Long Island Power Authority, NY, Electric System Revenue (Series A), (PRF to 6/01/08) 5.75%, 12/01/24	2,000,000	2,023,419
Long Island Power Authority, NY, Electric System Revenue (Series E) Weekly VRDNs, (FSA LOC)/(Dexia Credit Local LOC), 2.40%, 5/07/08	4,055,000	4,055,000
Long Island Power Authority, NY, Electric System Revenue (SubSeries 3B), Daily VRDNs, 2.29%, 5/01/08	2,000,000	2,000,000
Long Island Power Authority, NY, Electric System Revenue (SubSeries 8A), (AMBAC INS)/(Original Issue Yield: 4.19%), 5.25%, 4/01/09	1,400,000	1,438,282
Metropolitan Transportation Authority, NY, Refunding Revenue Bond (Series D-1) Weekly VRDNs, (FSA INS)/(Westdeutsche Landesbank) 2.30%, 5/01/08	5,000,000	5,000,000
Metropolitan Transportation Authority, NY, Refunding Revenue Bond (Series D-2) Weekly VRDNs, (FSA INS)/(Dexia Credit Local) 2.30%, 5/01/08	2,000,000	2,000,000

(MTB New York Tax-Free Money Market Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	13

MTB New York Tax-Free Money Market Fund (concluded)

Description	Principal Amount	Value

New York City, NY, (Series B) GO Bonds, (Escrowed to 8/01/08), 5.50%, 8/01/08	$940,000	$945,551
New York City, NY, (Subseries I-4) Weekly VRDNs GO Bonds, (Bank of New York-LOC), 2.30%, 5/07/08	3,500,000	3,500,000
New York City, NY, (Series A-4) Daily VRDNs GO Bonds, (Bayerische Landesbank (GTD) LOC), 2.40%, 5/01/08	3,850,000	3,850,000
New York City, NY, (Series A-4) Daily VRDNs, (Baden LOC), 2.53%, 5/01/08	5,715,000	5,715,000
New York City, NY, (Series B-Subseries B4) Daily VRDNs, (MBIA Insurance Corp. INS)/(Landesbank Hessen-Thueringer), 2.65%, 5/01/08	3,500,000	3,500,000
New York City, NY, (Series F-2) Weekly VRDNs GO Bonds, (DEPHA SPA), 2.35%, 5/07/08	3,270,000	3,270,000
New York City, NY, (Series F-6) Weekly VRDNs GO Bonds, (Morgan Guarantee LOC), 2.42%, 5/07/08	1,425,000	1,425,000
New York City, NY, (Series H-Subseries H-2) Daily VRDNs (MBIA Insurance Corp. INS.)/(Wachovia Bank N.A. LOC), 2.65%, 5/01/08	4,050,000	4,050,000
New York City, NY, (Subseries A-5) Daily VRDNs GO Bonds, (KBC Bank N.V. LOC), 2.29%, 5/01/08	2,300,000	2,300,000
New York City, NY, (Subseries A-6) Weekly VRDNs GO Bonds, (Baden LOC), 2.45%, 5/07/08	6,500,000	6,500,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue (Series F-1) Daily VRDNs (Dexia Credit LOC) 2.53%, 5/01/08	1,000,000	1,000,000
New York City, NY, Transitional Finance Authority (Series A-2) Weekly VRDNs (Bank of Nova Scotia), 2.60%, 5/07/08	1,800,000	1,800,000
New York City, NY, Transitional Finance Authority, Revenue Bonds (Subseries 2F) Daily VRDNs (Bayerische Landesbank (GTD) LOC), 2.52%, 5/01/08	2,100,000	2,100,000
New York State Dormitory Authority, Refunding Revenue Bonds, (Long Island Jewish Medical Center)/(Original Issue Yield: 5.20%)/(PRF 7/01/08 @ 101), 5.00%, 7/01/18	1,500,000	1,529,914
New York State Dormitory Authority, Refunding Revenue Bonds, Non-State Supported Debt, (Series A-1) Weekly VRDNs, (MBIA INS)/(University of Rochester)/(Wachovia Bank N.A.) 3.50%, 5/07/08	3,250,000	3,250,000
New York State Dormitory Authority, Revenue Bonds, Mental Health Services (Subseries D-2H) Weekly VRDNs, (HSBC Bank USA NA) 2.30%, 5/01/08	6,500,000	6,500,000
[3]New York State Environmental Facilities Corp. Sewer & Solid Waste Disposal, Revenue Bonds, (Series A) Daily VRDNs, AMT (General Electric Co.), 2.46%, 5/01/08	2,300,000	2,300,000
New York State Environmental Facilities Corp., Pollution Control Revenue (Series D), 5.25%, 6/15/08	1,000,000	1,002,516

Description	Principal Amount	Value

[3]New York State HFA, Revenue Bonds, AMT (Series A) Weekly VRDNs (125 West 31st Street Association)/(FANNIE MAE), 2.70%, 5/07/08	$2,000,000	$2,000,000
New York State HFA, Service Contract, Revenue Bonds, (Series B) Weekly VRDNs (BNP Paribas SA LOC), 2.60%, 5/07/08	3,900,000	3,900,000
New York State Local Government Assistance Corp., Revenue Bonds (Series G) Weekly VRDNs, (Bank of Nova Scotia) 2.44%, 5/07/08	5,000,000	5,000,000
[3]New York State Mortgage Agency Homeowner Mortgage Revenue (Series 142) Daily VRDNs, AMT (Dexia Credit Local) 2.46%, 5/01/08	2,000,000	2,000,000
New York State, NY, Thruway Authority, Income Tax Revenue Bonds (Series A), (MBIA INS)/(Original Issue Yield: 3.53%), 3.75%, 3/15/09	1,660,000	1,679,159
New York State, Urban Development Corp., Correctional Facilities Services, Revenue Bonds (Series B), (PRF 1/01/09 @ 101)/(Original Issue Yield: 5.24%), 5.00%, 1/01/25	5,000,000	5,151,226
New York, NY, GO Unlimited (SubSeries A-8) Daily VRDNs, (JP Morgan Chase) 2.29%, 5/01/08 2.29%, 5/01/08	3,800,000 2,400,000	3,800,000 2,400,000
New York, NY, GO Unlimited (SubSeries B-2), (Morgan Guaranty Trust) 2.47%, 5/01/08	2,000,000	2,000,000
New York, NY, GO Unlimited (SubSeries C-2) Weekly VRDNs, (Bayerische Landesbank) 2.60%, 5/07/08	1,000,000	1,000,000
New York, NY, GO Unlimited (SubSeries H-1) Daily VRDNs, (Bank of New York LOC) 2.40%, 5/01/08	2,370,000	2,370,000
North Greenbush, NY, GO Unlimited Refunding Notes, BANs 2.75%, 4/17/09	5,000,000	5,023,416
Ontario County, NY, IDA, (Series A) Weekly VRDNs (Frederick Ferris Thompson Hospital)/(Key Bank, N.A. LOC), 2.73%, 5/07/08	2,800,000	2,800,000
Seneca County, NY, IDA, Weekly VRDNs (Kidspace National Centers of New York, Inc.)/(Key Bank, N.A. LOC), 2.49%, 5/01/08	1,995,000	1,995,000
Suffolk County, NY, IDA, (Series B) Weekly VRDNs (Maryhaven Center of Hope)/(Key Bank, N.A. LOC) 2.91%, 5/07/08	1,130,000	1,130,000
Syracuse, NY, (Series A) RANs, (ST Aid Withholding), 4.50%, 6/30/08	3,200,000	3,203,827
Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds (Subseries B-1) Weekly VRDNs, (GO of Authority)/(DEPFA Bank PLC), 2.35%, 5/01/08	2,990,000	2,990,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $132,622,468)		$132,622,468

TOTAL INVESTMENTS – 99.9% (COST $149,822,468)		$149,822,468

OTHER ASSETS LESS LIABILITIES – 0.1%		$94,682

TOTAL NET ASSETS – 100.0%		$149,917,150

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

14

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Tax-Free Money Market Fund

At April 30, 2008 the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
Development	22.0%
Higher Education	21.7%
Medical	16.5%
General Revenue	8.1%
Pollution Control	8.1%
Airport Development & Maintenance	5.9%
School District	4.2%
Transportation	3.8%
Utilities	3.3%
Nursing Homes	2.5%
Power	2.2%
General Obligations	2.0%
Other Assets Less Liabilities – Net[2]	(0.3)%
TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

2COMMERCIAL PAPER – 1.4%
Montgomery County, PA, IDA, CP, (BNP Paribas LOC), Mandatory Tender, 1.10%, 5/02/08 (Cost $1,000,000)	$1,000,000	$1,000,000

6SHORT-TERM MUNICIPAL BONDS – 98.9%
Allegheny County, PA, HDA (Series B) Weekly VRDNs, (Presbyterian University Health System)/(MBIA INS)/(JP Morgan Chase Bank) 2.60%, 5/01/08	2,000,000	2,000,000
Allegheny County, PA, HDA (Series C) Weekly VRDNs, (Presbyterian University Health System)/(MBIA INS)/(JP Morgan Chase Bank) 2.60%, 5/01/08	200,000	200,000
Allegheny County, PA, HDA (Series D) Weekly VRDNs, (Presbyterian University Health System)/(MBIA INS)/(JP Morgan Chase Bank) 2.85%, 5/01/08	1,000,000	1,000,000
Allegheny County, PA, Higher Education Building Authority, Daily VRDNs (Carnegie Mellon University)/ (Landesbank Hessen-Thueringer (GTD) SA), 2.36%, 5/01/08	3,100,000	3,100,000
[3]Allegheny County, PA, IDA, Weekly VRDNs, AMT (PNC Bank, N.A. LOC) 2.56%, 5/01/08	1,000,000	1,000,000
Allegheny County, PA, Tax and Revenue Anticipation Notes, Series 2008 4.00%, 12/31/08	1,000,000	1,007,913

Description	Principal Amount	Value

Allentown, PA, Commercial and IDA, (Series C) Daily VRDNs (Diocese of Allentown)/(Wachovia Bank N.A. LOC), 2.53%, 5/01/08	$1,100,000	$1,100,000
Beaver County, PA, IDA, Refunding Revenue Bonds, Weekly VRDNs, (Atlantic Richfield-GTD)/(BP PLC GTD), 2.50%, 5/07/08	2,250,000	2,250,000
Bucks County, PA, IDA, Revenue Bonds, Weekly VRDNs, (SHV Real Estate, Inc.)/(ABN AMRO Bank NV, New York LOC), 2.40%, 5/07/08	1,200,000	1,200,000
Chester County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs (Archdiocese of Philadelphia)/(Wachovia LOC), 2.53%, 5/01/08	3,600,000	3,600,000
Cumberland County, PA, Municipal Authority, Series 2003B) Weekly VRDNs (Presbyterian Homes, Inc.)/(KBC Bank N.V. LOC), 2.35%, 5/01/08	1,710,000	1,710,000
Delaware County , PA, IDA, (Series G) Weekly VRDNs, (General Electric Co.-GTD), 2.40%, 5/07/08	900,000	900,000
Delaware County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs (United Parcel Services-GTD) 2.45%, 5/01/08	3,100,000	3,100,000
Delaware Valley, PA, Regional Financial Authority, Local Government Revenue (Series A) Weekly VRDNs, (Bayerische Landesbank LOC) 2.45%, 5/07/08	500,000	500,000

(MTB Pennsylvania Tax-Free Money Market Fund continued next page)

April 30, 2008  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	15

MTB Pennsylvania Tax-Free Money Market Fund (concluded)

Description	Principal Amount	Value

Delaware Valley, PA, Regional Finance Authority (Series C) Weekly VRDNS, (Kimberly Clark (GTD)) 2.45%, 5/07/08	$1,200,000	$1,200,000
Emmaus, PA, General Authority Revenue (Subseries H-20) Weekly VRDNs (DEPFA Bank PLC), 2.53%, 5/07/08	900,000	900,000
Emmaus, PA, General Authority Revenue, (Series E) Weekly VRDNs, (DEPFA-LOC), 2.53%, 5/07/08	800,000	800,000
Emmaus, PA, General Authority Revenue, Weekly VRDNs, (Goldman Sachs-GIC), 2.53%, 5/07/08	1,200,000	1,200,000
Erie County, PA, Hospital Authority, Daily VRDNs (Hamot Health Foundation)/(AMBAC INS)/(National City Bank SPA), 4.90%, 5/01/08	2,000,000	2,000,000
[3]Indiana County, PA, IDA, Revenue Bonds, AMT (Series A) Daily VRDNs (Exelon Generation Co LLC)/(BNP Paribas LOC) 2.82%, 5/01/08	1,900,000	1,900,000
Lancaster County, PA Solid Waste Management, (Series B), (Ambac Financial Group, Inc. LOC)/(Original Issue Yield: 5.05%)/(PRF 12/15/08 @ 101) 5.38%, 12/15/15	1,400,000	1,442,777
Lehigh County, PA, General Purpose Authority Revenue Bonds (Series A) Daily VRDNs, (Lehigh Valley Hospital)/(AMBAC INS)/(JP Morgan Chase Bank) 5.35%, 5/01/08	2,520,000	2,520,000
Lehigh County, PA, General Purpose Authority Revenue Bonds (Series B), (Lehigh Valley Hospital)/(MBIA Insurance Corp. INS)/(Wachovia Bank N.A.) 4.15%, 5/01/08	1,300,000	1,300,000
Luzerne County, PA, GO Unlimited Refunding Bonds (Series A) Weekly VRDNs, (FSA INS)/(JP Morgan Chase Bank), 2.60%, 5/01/08	900,000	900,000
[3]Mercer County, PA, IDA, Revenue Bonds, AMT Weekly VRDNs, (Solar Atmospheres of Western PA)/(Fleet National Bank LOC), 2.85%, 5/07/08	185,000	185,000
New Castle, PA, Area Hospital Authority, Hospital Refunding Revenue Bonds, Weekly VRDNs, (Jameson Memorial Hospital)/(FSA INS)/(PNC Bank N.A.), 2.51%, 5/07/08	1,620,000	1,620,000
Northampton County, PA, IDA, Weekly VRDNs (Presbyterian Homes Inc.)/(First Management-Kirkland) (Fleet National Bank LOC)/(Bank of America LOC), 2.35%, 5/01/08	3,280,000	3,280,000
Penn Tranfford, PA, School District, GO Unlimited Refunding Revenue Bonds, (FSA State Aid Withholding)/(Original Issue Yield: 1.88%) 3.00%, 5/01/09	1,420,000	1,431,632
[3]Pennsylvania Economic Development Financing Authority, Manufacturing Facilities Revenue, AMT Weekly VRDNs (Dodge Realty Partners LP)/(PNC Bank LOC) 2.56%, 5/01/08	500,000	500,000
[3]Pennsylvania Energy Development Authority, Revenue Bonds, Weekly VRDNs, AMT (Edensburg Power Company)/(Landesbank Hessen-Thueringen (GTD) SA), 2.64%, 5/07/08	500,000	500,000
Pennsylvania Higher Educational Facilities Authority, Refunding Revenue Bonds (Series A), (Pennsylvania University Health System)/(Original Issue Yield: 3.17%), 5.00%, 8/15/08	1,000,000	1,010,467
Pennsylvania State Higher Education Facilities Authority, (Series B) Weekly VRDNs (Drexel University)/(Heleba LOC), 2.35%, 5/01/32	2,760,000	2,760,000

Description	Principal Amount	Value

Pennsylvania State Turnpike Commission, (Series Q) Daily VRDNs (West Deutsche Landes Gironzentrale, LIQ/Bayerische Landesbank, LIQ Landesbank Baden Wurttemburgh, LIQ), 2.53%, 5/01/08	$1,500,000	$1,500,000
2.53%, 5/01/08	1,100,000	1,100,000
Pennsylvania State University, Revenue Bonds (Series A) Weekly VRDNs (Pennsylvania State University)/(GO of University)/(West Deutsche Landesbank), 2.35%, 5/01/08	3,550,000	3,550,000
Philadelphia, PA, (Series A) (Bank of America-LOC), TRANs, 4.50%, 6/30/08	500,000	500,660
[3]Philadelphia, PA, Airport System, AMT (Series C) Weekly VRDNs (MBIA INS)/(JPMorgan Chase Bank, N.A. LIQ), 3.05%, 5/07/08	1,000,000	1,000,000
Philadelphia, PA, Authority for Industrial Development, Refunding Revenue Bonds, Weekly VRDNs (JPMorgan Chase-LOC 50%, Bank of Nova Scotia-LOC 50%) 2.60%, 5/01/08	1,700,000	1,700,000
Philadelphia, PA, Gas Works Revenue Bonds, (Series B) (PRF to 7/01/08), 5.00%, 7/01/28	1,000,000	1,002,356
Philadelphia, PA, IDA Revenue Bonds, Daily VRDNs (Newcourtland Elder Services)/(PNC Bank N.A.) 2.53%, 5/01/08	2,500,000	2,500,000
Philadelphia, PA, School District, (Series A), TRANs, (Bank of America N.A.), 4.50%, 6/27/08	500,000	500,588
Philadelphia, PA, Water & Wastewater, Refunded Revenue Bonds (Series B) Weekly VRDNs, (FSA INS)/(DEPFA Bank PLC), 2.50%, 5/07/08	600,000	600,000
Scranton-Lackawanna, PA, Health & Welfare Authority Refunding Revenue Bond, (Escrowed To Maturity)/(University of Scranton)/(AMBAC INS)/(Original Issue Yield: 6.498%), 6.50%, 3/01/09	1,420,000	1,472,381
South Fork Municipal Authority, PA, Hospital Refunding Revenue Bonds (Series A), (Conemaugh Health System)/(MBIA INS)/(PNC Bank N.A. LIQ) 4.25%, 5/01/08	800,000	800,000
University of Pittsburgh, (Series A) Weekly VRDNs (GO of University)/(DEPFA Bank PLC) 2.49%, 5/07/08	2,900,000	2,900,000
University of Pittsburgh, PA, Commonwealth of Higher Education, Refunding Revenue Bonds (Series A) Weekly VRDNs, (University Capital Project)/(GO of University)/(DEPFA Bank PLC) 2.49%, 5/07/08	200,000	200,000
Wallingford-Swathmore, PA, School District, GO Unlimited Bonds, Weekly VRDNs, (FSA State Aid Withholding)/(Dexia Credit Local) 2.45%, 5/01/08	1,000,000	1,000,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $68,443,774)		$68,443,774

TOTAL INVESTMENTS – 100.3% (COST $69,443,774)		$69,443,774

OTHER ASSETS LESS LIABILITIES – (0.3%)		$(206,362)

TOTAL NET ASSETS – 100.0%		$69,237,412

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2008

16	NOTES TO PORTFOLIOS OF INVESTMENTS

The categories of investments are shown as a percentage of total net assets at April 30, 2008.

(1)	Floating rate note with current rate and next reset date shown.

(2)	Discount rate at time of purchase.

(3)	At April 30, 2008, 7.3% of the total investments at market value were subject to the federal alternative minimum tax for the Pennsylvania Tax-Free Money Market Fund, 6.0% for New York Tax-Free Money Market Fund, and 11.1% for Tax-Free Money Market Fund.

(4)	Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2008, the Money Market Fund held restricted securities which amounted to $766,759,145 representing 23.5% of total net assets and the Prime Money Market Fund held restricted securities which amounted to $92,923,772 representing 20.4% of total net assets.

(5)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2008, the Money Market Fund held liquid restricted securities which amounted to $631,364,145 representing 19.3% of total net assets and the Prime Money Market Fund held liquid restricted securities which amounted to $77,923,772 representing 17.1% of total net assets.

(6)	Current rate and next reset date shown for Variable Rate Demand Notes.

(7)	7-Day net yield.

The following acronyms are used throughout this report:

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BANs – Bond Anticipation Notes

COL – Collateralized

CP – Commercial Paper

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GO – General Obligation

GTD – Guaranteed

HDA – Hospital Development Authority

HEFA – Health and Education Facilities Authority

HFA – Housing Finance Agency

IDA – Industrial Development Authority

IDB – Industrial Development Board

INS – Insured

LIQ – Liquidity Agreement

LOC(s) – Letter(s) of Credit

MBIA – Municipal Bond Investors Assurance

MFH – Multi-Family Housing

PCA – Pollution Control Authority

PCR – Pollution Control Revenue

PRF – Pre-refunded

RANs – Revenue Anticipation Notes

TRANs – Tax and Revenue Anticipation Notes

VRDNs – Variable Rate Demand Notes

For federal income tax purposes, the following amounts apply as of April 30, 2008:

MTB Fund	Cost of Investments for Federal Tax Purposes
U.S Treasury Money Market Fund	$1,138,718,227

U.S Government Money Market Fund	3,642,995,794

Tax-Free Money Market Fund	130,892,247

Money Market Fund	3,258,361,522

Prime Money Market Fund	455,302,687

New York Tax-Free Money Market Fund	149,822,468

Pennsylvania Tax-Free Money Market Fund	69,443,774

See Notes which are an integral part of the Financial Statements

April 30, 2008  /  ANNUAL REPORT

17

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ANNUAL REPORT  /  April 30, 2008

18	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2008	U.S. Treasury Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund	Money Market Fund
ASSETS
Investments in repurchase agreements	$539,700,000	$427,900,000	$—	$118,000,000
Investments in Securities	599,018,227	3,215,095,794	130,892,247	3,140,361,522

TOTAL INVESTMENTS IN SECURITIES, AT AMORTIZED COST AND VALUE	1,138,718,227	3,642,995,794	130,892,247	3,258,361,522

Prepaid Assets	23,775	32,921	—	—
Income receivable	499,457	4,922,161	926,842	2,888,457
Receivable for shares sold	—	—	2,396	—

TOTAL ASSETS	1,139,241,459	3,647,950,876	131,821,485	3,261,249,979

LIABILITIES:
Payable to bank	—	—	37,463	—
Income distribution payable	1,475,975	6,539,689	146,609	6,314,306
Payable for shares redeemed	—	—	178,206	—
Payable for Trustees’ fees	1,219	1,279	1,506	1,385
Payable for distribution services fee (Note 5)	55,634	113,993	7,940	101,538
Payable for shareholder services fee (Note 5)	27,185	2,588	4,530	198,958
Accrued expenses	78,248	122,126	37,728	126,250

TOTAL LIABILITIES	1,638,261	6,779,675	413,982	6,742,437

NET ASSETS	$1,137,603,198	$3,641,171,201	$131,407,503	$3,254,507,542

NET ASSETS CONSIST OF:
Paid-in capital	$1,137,721,452	$3,642,467,241	$131,395,643	$3,255,753,178
Accumulated net realized gain (loss) on investments	(33)	—	(568)	(11,291)
Undistributed (distributions in excess of) net investment income	(118,221)	(1,296,040)	12,428	(1,234,345)

TOTAL NET ASSETS	$1,137,603,198	$3,641,171,201	$131,407,503	$3,254,507,542

Class A Shares	$103,488,162	$26,788,650	$22,193,621	$837,673,543

Class A2 Shares	$—	$—	$—	$459,543,709

Class B Shares	$—	$—	$—	$271,448

Class S Shares	$21,153,178	$—	$—	$62,024,993

Corporate Shares	$—	$—	$—	$—

Institutional I Shares	$565,532,349	$2,196,947,350	$70,133,228	$790,577,814

Institutional II Shares	$447,429,509	$1,417,435,201	$39,080,654	$1,104,416,035

SHARES OUTSTANDING, NO PAR VALUE, UNLIMITED SHARES AUTHORIZED
Class A Shares	103,499,316	26,792,225	22,200,847	838,276,252

Class A2 Shares	—	—	—	459,734,227

Class B Shares	—	—	—	271,363

Class S Shares	21,164,964	—	—	61,825,448

Corporate	—	—	—	—

Institutional I Shares	565,555,112	2,197,683,677	70,139,633	790,789,511

Institutional II Shares	447,541,622	1,418,098,288	39,067,984	1,104,881,482

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (continued)	19

Prime Money Market Fund	New York Tax-Free Money Market Fund	Pennsylvania Tax-Free Money Market Fund

$15,700,000	$—	$—
439,602,687	149,822,468	69,443,774

455,302,687	149,822,468	69,443,774

20,214	—	—
467,252	625,700	236,892
—	11,160	—

455,790,153	150,459,328	69,680,666

—	64,676	333,335
963,837	122,187	81,973
—	299,996	—
826	1,952	1,033
—	—	1,282
21,357	23,078	—
29,258	30,289	25,631

1,015,278	542,178	443,254

$454,774,875	$149,917,150	$69,237,412

$454,971,850	$149,919,277	$69,234,902
(2,927)	10,010	—
(194,048)	(12,137)	2,510

$454,774,875	$149,917,150	$69,237,412

$—	$100,279,831	$6,319,840

$—	$—	$—

$—	$—	$—

$—	$—	$—

$454,774,875	$—	$—

$—	$49,637,319	$59,232,074

$—	$—	$3,685,498

—	100,284,152	6,319,019

—	—	—

—	—	—

—	—	—

454,974,410	—	—

—	49,635,106	59,232,077

—	—	3,683,807

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2008

20	STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2008	U.S. Treasury Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund	Money Market Fund
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Net Asset Value Per Share
Class A Shares	$1.00	$1.00	$1.00	$1.00

Class A2 Shares	$—	$—	$—	$1.00

Class B Shares	$—	$—	$—	$1.00

Class S Shares	$1.00	$—	$—	$1.00

Corporate	$—	$—	$—	$—

Institutional I Shares	$1.00	$1.00	$1.00	$1.00

Institutional II Shares	$1.00	$1.00	$1.00	$1.00

Investments, at identified cost	$1,138,718,227	$3,642,995,794	$130,892,247	$3,258,361,522

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	21

Prime Money Market Fund	New York Tax-Free Money Market Fund	Pennsylvania Tax-Free Money Market Fund

$—	$1.00	$1.00

$—	$—	$—

$—	$—	$—

$—	$—	$—

$1.00	$—	$—

$—	$1.00	$1.00

$—	$—	$1.00

$455,302,687	$149,822,468	$69,443,774

ANNUAL REPORT  /  April 30, 2008

22	STATEMENTS OF OPERATIONS

April 30, 2008	U.S. Treasury Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund	Money Market Fund
INVESTMENT INCOME
Interest	$37,961,440	$134,835,923	$3,800,935	$121,406,759

EXPENSES
Investment advisory fee (Note 5)	3,778,450	12,194,820	479,262	10,710,972
Administrative personnel and services fee (Note 5)	420,024	1,327,551	51,913	1,146,539
Custodian fees	44,107	100,609	9,633	90,112
Transfer and dividend disbursing agent fees and expenses	56,921	100,661	21,947	351,631
Trustees’ fees	11,709	11,939	12,285	12,076
Auditing fees	15,858	16,200	16,517	15,907
Legal fees	11,840	10,606	11,235	10,512
Portfolio accounting fees	259,735	746,012	34,145	599,881
Distribution services fee—Class A Shares (Note 5)	—	30,042	57,196	—
Distribution services fee—Class A2 Shares (Note 5)	—	—	—	831,769
Distribution services fee—Class B Shares (Note 5)	—	—	—	998
Distribution services fee—Class S Shares (Note 5)	69,188	—	—	156,536
Distribution services fee—Corporate Shares (Note 5)	—	—	—	—
Distribution services fee—Institutional II Shares (Note 5)	989,665	3,181,048	131,609	2,015,441
Shareholder services fee—Class A Shares (Note 5)	297,109	30,061	57,229	2,000,561
Shareholder services fee—Class A2 Shares (Note 5)	—	—	—	832,187
Shareholder services fee—Class B Shares (Note 5)	—	—	—	333
Shareholder services fee—Institutional I Shares (Note 5)	1,007,513	4,412,204	155,960	1,687,885
Shareholder services fee—Class S Shares (Note 5)	69,188	—	—	156,536
Shareholder services fee—Corporate Shares (Note 5)	—	—	—	—
Share registration costs	37,568	32,541	27,030	63,628
Printing and postage	14,037	3,979	1,080	53,461
Cash management fees	7,865	21,330	2,840	23,467
Tax preparation fees	3,786	3,877	3,786	3,786
Principal Executive Officer fees	12,355	34,025	1,611	30,835
Investment Company Institute fees	4,006	12,239	526	11,716
Moody’s fees	470	535	—	—
Insurance premiums	37,101	93,253	13,785	83,225
Miscellaneous	46,485	55,673	2,746	8,543

TOTAL EXPENSES	7,194,980	22,419,205	1,092,335	20,898,537

WAIVERS AND REIMBURSEMENTS (NOTE 5)
Waiver/reimbursement of investment advisory fee	(132,190)	(1,086,934)	(219,349)	(1,872,927)
Waiver of distribution services fee—Class A Shares	—	(30,042)	(22,858)	—
Waiver of distribution services fee—Class A2 Shares	—	—	—	(831,770)
Waiver of distribution services fee—Corporate Shares	—	—	—	—
Waiver of distribution services fee—Institutional II Shares	(395,676)	(1,907,689)	(79,785)	(1,208,747)
Waiver of shareholder services fee—Class A Shares	—	—	—	—
Waiver of shareholder services fee—Class A2 Shares	—	—	—	(665,416)
Waiver of shareholder services fee—Institutional I Shares	(1,007,513)	(4,412,204)	(155,960)	(1,687,885)
Waiver of shareholder services fee—Corporate Shares	—	—	—	—
Waiver of transfer agent fee	(3,637)	(10,258)	(414)	(8,744)
Waiver of principal executive officer fee	(5,078)	(14,333)	(579)	(12,210)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,544,094)	(7,461,460)	(478,945)	(6,287,699)

Net Expenses	5,650,886	14,957,745	613,390	14,610,838

Net investment income	32,310,554	119,878,178	3,187,545	106,795,921

REALIZED AN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized and unrealized gain on investments	—	—	56	—

Change in net assets resulting from operations	$32,310,554	$119,878,178	$3,187,601	$106,795,921

(Statements of Operations continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	23

Prime Money Market Fund	New York Tax-Free Money Market Fund	Pennsylvania Tax-Free Money Market Fund

$18,484,447	$4,093,924	$970,533

1,622,507	532,963	127,859
175,783	58,274	13,075
21,121	7,740	3,000
16,654	15,736	15,139
10,852	12,793	11,578
15,727	15,560	15,769
10,429	9,736	11,012
111,096	38,055	11,530
—	—	11,148
—	—	—
—	—	—
—	—	—
1,014,067	—	—
—	—	5,472
—	229,410	11,131
—	—	—
—	—	—
—	100,421	63,309
—	—	—
860,804	—	—
12,184	15,032	23,982
4,481	9,033	3,084
3,029	1,010	270
3,786	3,786	3,786
4,747	1,493	341
1,731	682	186
426	—	—
20,461	12,042	8,097
36,676	3,049	3,597

3,946,561	1,066,815	343,365

(773,395)	(83,302)	(76,169)
—	—	(2,226)
—	—	—
(1,014,067)	—	—
—	—	(3,283)
—	—	(11,131)
—	—	—
—	(100,421)	(63,309)
(662,025)	—	—
(1,449)	(422)	(92)
(2,023)	(589)	(128)

(2,452,959)	(184,734)	(156,338)

1,493,602	882,081	187,027

16,990,845	3,211,843	783,506

—	31,305	—

$16,990,845	$3,243,148	$783,506

ANNUAL REPORT  /  April 30, 2008

24	STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Treasury Money Market Fund		U.S. Government Money Market Fund
April 30, 2008	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$32,310,554	$39,114,328	$119,878,178	$116,731,028
Net realized gain (loss) on investments,	—	—	—	—

Change in net assets resulting from operations	32,310,554	39,114,328	119,878,178	116,731,028

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(3,963,440)	(5,159,985)	(454,735)	(552,167)
Class A2 Shares	—	—	—	—
Class B Shares	—	—	—	—
Class S Shares	(910,742)	(1,113,203)	—	—
Corporate Shares	—	—	—	—
Institutional I Shares	(14,070,040)	(16,629,628)	(70,768,394)	(68,489,757)
Institutional II Shares	(13,489,472)	(16,227,021)	(49,948,524)	(47,690,823)

Change in net assets resulting from distributions to shareholders	(32,433,694)	(39,129,837)	(121,171,653)	(116,732,747)

SHARE TRANSACTIONS
Proceeds from sale of shares	3,789,096,844	3,211,096,413	8,838,210,205	4,985,499,642
Net asset value of shares issued to shareholders in payment of distributions declared	2,074,440	2,598,111	322,789	268,646
Cost of shares redeemed	(3,509,050,927)	(3,238,519,712)	(7,715,530,246)	(4,602,470,233)

Change in net assets resulting from share transactions	282,120,357	(24,825,188)	1,123,002,748	383,298,055

Change in net assets	281,997,217	(24,840,697)	1,121,709,273	383,296,336
NET ASSETS
Beginning of period	855,605,981	880,446,678	2,519,461,928	2,136,165,592

End of period	$1,137,603,198	$855,605,981	$3,641,171,201	$2,519,461,928

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(118,221)	$4,919	$(1,296,040)	$(2,565)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2008  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	25

Tax-Free Money Market Fund		Money Market Fund		Prime Money Market Fund
Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007

$3,187,545	$3,575,820	$106,795,921	$92,439,959	$16,990,845	$14,905,272
56	—	—	—	—	—

3,187,601	3,575,820	106,795,921	$92,439,959	16,990,845	$14,905,272

(556,055)	(607,138)	(32,186,859)	(34,986,342)	—	—
—	—	(13,442,374)	(3,230,749)	—	—
—	—	(3,973)	(7,004)	—	—
—	—	(2,366,345)	(2,384,135)	—	—
—	—	—	—	(17,189,592)	(14,901,873)
(1,712,437)	(2,079,839)	(27,891,393)	(25,525,786)	—	—
(906,727)	(902,420)	(32,145,657)	(26,300,752)	—	—

(3,175,219)	(3,589,397)	(108,036,601)	(92,434,768)	(17,189,592)	(14,901,873)

304,901,792	281,279,547	8,226,173,427	7,195,756,204	1,996,772,247	1,543,871,714

484,060	606,933	30,832,558	27,554,643	5,089,659	5,372,163
(264,680,515)	(314,750,099)	(7,017,566,172)	(7,066,228,552)	(1,896,347,150)	(1,513,685,646)

40,705,337	(32,863,619)	1,239,439,813	157,082,295	105,514,756	35,558,231

40,717,719	(32,877,196)	1,238,199,133	157,087,486	105,316,009	35,561,630

90,689,784	123,566,980	2,016,308,409	1,859,220,923	349,458,866	313,897,236

$131,407,503	$90,689,784	$3,254,507,542	$2,016,308,409	$454,774,875	$349,458,866

$12,428	$102	$(1,234,345)	$6,335	$(194,048)	$4,699

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2008

26	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	New York Tax-Free Money Market Fund		Pennsylvania Tax-Free Money Market Fund
April 30, 2008	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$3,211,843	$3,602,415	$783,506	$827,034
Net realized gain (loss) on investments	31,305	—	—	—

Change in net assets resulting from operations	3,243,148	$3,602,415	783,506	$827,034

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(2,211,877)	(2,714,004)	(106,085)	(55,726)
Institutional I Shares	(1,013,004)	(901,121)	(623,183)	(734,123)
Institutional II Shares	—	—	(51,784)	(39,954)
Distributions from net net realized gain on investments
Class A Shares	(14,490)	—	—	—
Institutional I Shares	(6,465)	—	—	—

Change in net assets resulting from distributions to shareholders	(3,245,836)	(3,615,125)	(781,052)	(829,803)

SHARE TRANSACTIONS
Proceeds from sale of shares	407,865,944	351,323,929	140,096,070	98,482,246
Net asset value of shares issued to shareholders in payment of distributions declared	1,742,853	2,151,748	102,089	72,139
Cost of shares redeemed	(371,141,014)	(368,082,061)	(91,054,708)	(109,819,428)

Change in net assets resulting from share transactions	38,467,783	(14,606,384)	49,143,451	(11,265,043)

Change in net assets	38,465,095	(14,619,094)	49,145,905	(11,267,812)
NET ASSETS
Beginning of period	111,452,055	126,071,149	20,091,507	31,359,319

End of period	$149,917,150	$111,452,055	$69,237,412	$20,091,507

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(12,137)	$901	$2,510	$56

See Notes which are an integral part of the Financial Statements

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS	27

For a share outstanding throughout each year ended April 30, unless otherwise noted:

U.S. TREASURY MONEY MARKET FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.033	0.043	0.028	0.011	0.004	(c)
Less Distribution from Net Investment Income	(0.033)	(0.043)	(0.028)	(0.011)	(0.004)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	3.40%	4.42%	2.91%	1.07%	0.39%
Net Assets, End of Period (millions)	$103,488	$108,698	$117,863	$152,536	$148,182
Ratios to Average Net Assets
Gross Expense	0.76%	0.78%	1.02%	1.13%	0.93%
Net Expenses(b)	0.74%	0.72%	0.79%	0.65%	0.61%
Net Investment Income	3.32%	4.33%	2.84%	1.06%	0.40%

CLASS S SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.031	0.041	0.028	0.010	0.002	(c)
Less Distribution from Net Investment Income	(0.031)	(0.041)	(0.028)	(0.010)	(0.002)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	3.14%	4.18%	2.88%	0.95%	0.22%
Net Assets, End of Period (millions)	$21,153	$27,794	$28,842	$19,603	$16,013
Ratios to Average Net Assets
Gross Expense	1.01%	1.03%	1.02%	1.13%	1.09%
Net Expenses(b)	0.99%	0.96%	0.81%	0.76%	0.77%
Net Investment Income	3.27%	4.10%	2.79%	0.98%	0.22%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004(d)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.036	0.046	0.032	0.012	0.003	(c)
Less Distribution from Net Investment Income	(0.036)	(0.046)	(0.032)	(0.012)	(0.003)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	3.66%	4.66%	3.22%	1.23%	0.33%
Net Assets, End of Period (millions)	$565,532	$336,470	$337,038	$294,260	$288,113
Ratios to Average Net Assets
Gross Expense	0.75%	0.77%	0.78%	0.88%	0.90	%(e)
Net Expenses(b)	0.49%	0.49%	0.49%	0.49%	0.47	%(e)
Net Investment Income	3.64%	4.57%	3.20%	1.24%	0.47	%(e)

INSTITUTIONAL II SHARES	2008	2007	2006	2005	2004(d)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.035	0.044	0.031	0.012	0.003	(c)
Less Distribution from Net Investment Income	(0.035)	(0.044)	(0.031)	(0.012)	(0.003)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	3.51%	4.51%	3.10%	1.16%	0.28%
Net Assets, End of Period (millions)	$447,430	$382,644	$396,703	$383,305	$353,773
Ratios to Average Net Assets
Gross Expense	0.75%	0.77%	0.79%	0.88%	0.90	%(e)
Net Expenses(b)	0.64%	0.63%	0.60%	0.56%	0.54	%(e)
Net Investment Income	3.22%	4.40%	3.05%	1.13%	0.40	%(e)

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(e)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

28	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

U.S. GOVERNMENT MONEY MARKET FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.038	0.044	0.030	0.012	0.005 (c)
Less Distribution from Net Investment Income	(0.038)	(0.044)	(0.030)	(0.012)	(0.005)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	3.97%	4.53%	3.06%	1.19%	0.46%
Net Assets, End of Period (millions)	$26,789	$23,755	$5,504	$878	$649
Ratios to Average Net Assets
Gross Expense	0.99%	1.01%	1.02%	1.11%	0.91%
Net Expenses(b)	0.70%	0.72%	0.82%	0.69%	0.65%
Net Investment Income	3.77%	4.67%	3.17%	1.23%	0.54%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.041	0.047	0.034	0.014	0.007 (c)
Less Distribution from Net Investment Income	(0.041)	(0.047)	(0.034)	(0.014)	(0.007)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	4.20%	4.83%	3.45%	1.45%	0.69%
Net Assets, End of Period (millions)	$2,196,947	$1,420,028	$1,281,353	$1,210,017	$1,255,603
Ratios to Average Net Assets
Gross Expense	0.73%	0.76%	0.76%	0.86%	0.79%
Net Expenses(b)	0.45%	0.45%	0.43%	0.43%	0.42%
Net Investment Income	3.97%	4.74%	3.41%	1.45%	0.69%

INSTITUTIONAL II SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.040	0.046	0.033	0.014	0.006 (c)
Less Distribution from Net Investment Income	(0.040)	(0.046)	(0.033)	(0.014)	(0.006)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	4.09%	4.74%	3.38%	1.38%	0.62%
Net Assets, End of Period (millions)	$1,417,435	$1,075,679	$849,308	$786,260	$1,434,300
Ratios to Average Net Assets
Gross Expense	0.73%	0.76%	0.76%	0.85%	0.86%
Net Expenses(b)	0.55%	0.54%	0.50%	0.49%	0.48%
Net Investment Income	3.88%	4.63%	3.36%	1.31%	0.59%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	29

For a share outstanding throughout each year ended April 30, unless otherwise noted:

TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.024	0.027	0.020	0.009	0.004
Net realized and unrealized gain (loss)	0.001	—	—	—	—

Total Income (Loss) From Operations	0.025	0.027	0.020	0.009	0.004

Less Distributions From:
Net Investment Income	(0.025)	(0.027)	(0.020)	(0.009)	(0.004)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.025)	(0.027)	(0.020)	(0.009)	(0.004)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	2.49%	2.78%	1.99%	0.89%	0.40%
Net Assets, End of Period (millions)	$22,194	$19,781	$31,402	$54,013	$51,778
Ratios to Average Net Assets
Gross Expense	1.08%	1.09%	1.09%	1.19%	1.10%
Net Expenses(b)	0.79%	0.80%	0.75%	0.64%	0.62%
Net Investment Income	2.44%	2.72%	1.97%	0.89%	0.40%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.028	0.031	0.023	0.011	0.006
Net realized and unrealized gain (loss)	0.001	—	—	—	—

Total Income (Loss) From Operations	0.029	0.031	0.023	0.011	0.006

Less Distributions From:
Net Investment Income	(0.029)	(0.031)	(0.023)	(0.011)	(0.006)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.029)	(0.031)	(0.023)	(0.011)	(0.006)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	2.88%	3.19%	2.36%	1.14%	0.62%
Net Assets, End of Period (millions)	$70,133	$41,617	$54,359	$62,563	$49,491
Ratios to Average Net Assets
Gross Expense	0.90%	0.84%	0.84%	0.94%	0.82%
Net Expenses(b)	0.39%	0.41%	0.39%	0.39%	0.40%
Net Investment Income	2.75%	3.13%	2.32%	1.13%	0.62%

INSTITUTIONAL II SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.026	0.030	0.022	0.011	0.005
Net realized and unrealized gain (loss)	0.001	—	—	—	—

Total Income (Loss) From Operations	0.027	0.030	0.022	0.011	0.005

Less Distributions From:
Net Investment Income	(0.027)	(0.030)	(0.022)	(0.011)	(0.005)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.027)	(0.030)	(0.022)	(0.011)	(0.005)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	2.74%	3.04%	2.25%	1.07%	0.55%
Net Assets, End of Period (millions)	$39,081	$29,292	$37,806	$41,640	$51,614
Ratios to Average Net Assets
Gross Expense	0.82%	0.84%	0.84%	0.94%	0.83%
Net Expenses(b)	0.54%	0.55%	0.50%	0.46%	0.47%
Net Investment Income	2.64%	2.98%	2.23%	1.05%	0.54%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

30	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MONEY MARKET FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.041	0.046	0.030	0.012	0.004
Net realized and unrealized gain (loss)	—	—	—	0.000 (c)	—

Total Income (Loss) From Operations	0.041	0.046	0.030	0.012	0.004

Less Distributions From:
Net Investment Income	(0.041)	(0.046)	(0.030)	(0.012)	(0.004)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.041)	(0.046)	(0.030)	(0.012)	(0.004)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	4.14%	4.72%	3.06%	1.16%	0.41%
Net Assets, End of Period (millions)	$837,674	$740,486	$745,488	$771,286	$924,016
Ratios to Average Net Assets
Gross Expense	0.75%	0.78%	1.03%	1.14%	1.10%
Net Expenses(b)	0.67%	0.63%	0.86%	0.73%	0.70%
Net Investment Income	3.97%	4.62%	3.01%	1.13%	0.41%

CLASS A2 SHARES(d)	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.043	0.047	0.033	0.013	0.005
Net realized and unrealized gain (loss)	—	—	—	0.000 (c)	—

Total Income (Loss) From Operations	0.043	0.047	0.033	0.013	0.005

Less Distributions From:
Net Investment Income	(0.043)	(0.047)	(0.033)	(0.013)	(0.005)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.043)	(0.047)	(0.033)	(0.013)	(0.005)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	4.35%	4.83%	3.33%	1.29%	0.51%
Net Assets, End of Period (millions)	$459,544	$156,286	$8,961	$8,579	$3,242
Ratios to Average Net Assets
Gross Expense	0.99%	1.03%	1.04%	1.14%	1.12%
Net Expenses(b)	0.47%	0.49%	0.60%	0.61%	0.61%
Net Investment Income	3.98%	4.85%	3.29%	1.43%	0.50%

CLASS B SHARES	2008	2007	2006	2005	2004(e)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.033	0.039	0.028	0.009	0.001
Net realized and unrealized gain (loss)	—	—	—	0.000 (c)	—

Total Income (Loss) From Operations	0.033	0.039	0.028	0.009	0.001

Less Distributions From:
Net Investment Income	(0.033)	(0.039)	(0.028)	(0.009)	(0.001)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.033)	(0.039)	(0.028)	(0.009)	(0.001)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	3.37%	4.01%	2.79%	0.86%	0.07%
Net Assets, End of Period (millions)	$271	$116	$183	$171	$226
Ratios to Average Net Assets
Gross Expense	1.49%	1.50%	1.45%	1.64%	1.98	%(f)
Net Expenses(b)	1.42%	1.34%	1.08%	1.02%	1.19	%(f)
Net Investment Income	2.96%	3.57%	2.80%	0.82%	1.17	%(f)

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	31

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MONEY MARKET FUND – (continued)

CLASS S SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.038	0.043	0.030	0.010	0.002
Net realized and unrealized gain (loss)	—	—	—	0.000 (c)	—

Total Income (Loss) From Operations	0.038	0.043	0.030	0.010	0.002

Less Distributions From:
Net Investment Income	(0.038)	(0.043)	(0.030)	(0.010)	(0.002)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.038)	(0.043)	(0.030)	(0.010)	(0.002)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	3.88%	4.40%	3.01%	0.97%	0.18%
Net Assets, End of Period (millions)	$62,025	$61,091	$45,691	$47,094	$53,238
Ratios to Average Net Assets
Gross Expense	1.00%	1.03%	1.04%	1.14%	1.18%
Net Expenses(b)	0.92%	0.93%	0.91%	0.92%	0.94%
Net Investment Income	3.75%	4.33%	2.97%	0.96%	0.18%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004(e)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.043	0.048	0.035	0.015	0.006
Net realized and unrealized gain (loss)	—	—	—	0.000 (c)	0.000	(c)

Total Income (Loss) From Operations	0.043	0.048	0.035	0.015	0.006

Less Distributions From:
Net Investment Income	(0.043)	(0.048)	(0.035)	(0.015)	(0.006)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.043)	(0.048)	(0.035)	(0.015)	(0.006)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	4.40%	4.92%	3.52%	1.48%	0.48%
Net Assets, End of Period (millions)	$790,578	$502,907	$508,399	$563,829	$698,792
Ratios to Average Net Assets
Gross Expense	0.74%	0.78%	0.79%	0.88%	0.93	%(f)
Net Expenses(b)	0.42%	0.43%	0.41%	0.41%	0.42	%(f)
Net Investment Income	4.09%	4.82%	3.46%	1.48%	0.69	%(f)

INSTITUTIONAL II SHARES	2008	2007	2006	2005	2004(e)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.042	0.047	0.034	0.014	0.004
Net realized and unrealized gain (loss)	—	—	—	0.000 (c)	—

Total Income (Loss) From Operations	0.042	0.047	0.034	0.014	0.004

Less Distributions From:
Net Investment Income	(0.042)	(0.047)	(0.034)	(0.014)	(0.004)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.042)	(0.047)	(0.034)	(0.014)	(0.004)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	4.29%	4.82%	3.43%	1.41%	0.43%
Net Assets, End of Period (millions)	$1,104,416	$555,422	$550,498	$326,475	$359,579
Ratios to Average Net Assets
Gross Expense	0.74%	0.78%	0.79%	0.88%	0.93	%(f)
Net Expenses(b)	0.52%	0.53%	0.50%	0.48%	0.49	%(f)
Net Investment Income	3.93%	4.73%	3.48%	1.41%	0.62	%(f)

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.
(d)	Formerly Institutional Shares.
(e)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(f)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

32	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

PRIME MONEY MARKET FUND

CORPORATE SHARES(c)	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.043	0.048	0.034	0.015		0.007
Net realized and unrealized gain (loss)	—	—	—	(0.000	)(d)	—

Total Income (Loss) From Operations	0.043	0.048	0.034	0.015		0.007

Less Distributions From:
Net Investment Income	(0.043)	(0.048)	(0.034)	(0.015)		(0.007)
Net Realized gains	—	—	—	—		—

Total Distributions	(0.043)	(0.048)	(0.034)	(0.015)		(0.007)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return(a)	4.44%	4.94%	3.49%	1.48%		0.68%
Net Assets, End of Period (millions)	$454,775	$349,459	$313,897	$308,968		$249,771
Ratios to Average Net Assets
Gross Expense	0.97%	1.03%	1.03%	1.14%		1.05%
Net Expenses(b)	0.37%	0.40%	0.43%	0.42%		0.42%
Net Investment Income	4.19%	4.83%	3.44%	1.48%		0.66%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Formerly Institutional Shares.
(d)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2008  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	33

For a share outstanding throughout each year ended April 30, unless otherwise noted:

NEW YORK TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.024	0.028	0.020	0.009	0.004
Net realized and unrealized gain (loss)	0.000 (c)	—	—	0.000 (c)	0.000	(c)

Total Income (Loss) From Operations	0.024	0.028	0.020	0.009	0.004

Less Distributions From:
Net Investment Income	(0.024)	(0.028)	(0.020)	(0.009)	(0.004)
Net Realized gains	0.000 (c)	—	—	0.000 (c)	—

Total Distributions	(0.024)	(0.028)	(0.020)	(0.009)	(0.004)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	2.47%	2.86%	2.04%	0.90%	0.43%
Net Assets, End of Period (millions)	$100,280	$80,685	$98,113	$116,150	$127,463
Ratios to Average Net Assets
Gross Expense	0.80%	0.84%	1.06%	1.18%	1.02%
Net Expenses(b)	0.74%	0.72%	0.71%	0.64%	0.63%
Net Investment Income	2.36%	2.81%	2.02%	0.88%	0.44%

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004(d)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.025	0.030	0.022	0.009	0.002
Net realized and unrealized gain (loss)	0.002	—	—	0.000 (c)	0.000	(c)

Total Income (Loss) From Operations	0.027	0.030	0.022	0.009	0.002

Less Distributions From:
Net Investment Income	(0.027)	(0.030)	(0.022)	(0.009)	(0.002)
Net Realized gains	0.000 (c)	—	—	0.000 (c)	—

Total Distributions	(0.027)	(0.030)	(0.022)	(0.009)	(0.002)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	2.72%	3.08%	2.24%	0.92%	0.23%
Net Assets, End of Period (millions)	$49,637	$30,767	$27,958	$27,306	$35,853
Ratios to Average Net Assets
Gross Expense	0.80%	0.85%	0.85%	0.93%	0.90	%(e)
Net Expenses(b)	0.49%	0.50%	0.52%	0.62%	0.64	%(e)
Net Investment Income	2.52%	3.02%	2.22%	0.89%	0.41	%(e)

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.
(d)	Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.
(e)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2008

34	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

PENNSYLVANIA TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.025	0.028	0.019	0.008	0.001
Net realized and unrealized gain (loss)	—	—	—	—	—

Total Income (Loss) From Operations	0.025	0.028	0.019	0.008	0.001

Less Distributions From:
Net Investment Income	(0.025)	(0.028)	(0.019)	(0.008)	(0.001)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.025)	(0.028)	(0.019)	(0.008)	(0.001)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	2.50%	2.81%	1.96%	0.79%	0.13%
Net Assets, End of Period (millions)	$6,320	$3,817	$663	$832	$222
Ratios to Average Net Assets
Gross Expense	1.30%	1.41%	1.42%	1.74%	1.75	%(d)
Net Expenses(b)	0.75%	0.77%	0.80%	0.77%	0.82	%(d)
Net Investment Income	2.41%	2.83%	1.94%	0.86%	0.26	%(d)

INSTITUTIONAL I SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.027	0.030	0.022	0.010	0.004
Net realized and unrealized gain (loss)	—	—	—	—	—

Total Income (Loss) From Operations	0.027	0.030	0.022	0.010	0.004

Less Distributions From:
Net Investment Income	(0.027)	(0.030)	(0.022)	(0.010)	(0.004)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.027)	(0.030)	(0.022)	(0.010)	(0.004)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	2.71%	3.03%	2.20%	0.96%	0.45%
Net Assets, End of Period (millions)	$59,232	$15,343	$29,677	$20,758	$15,361
Ratios to Average Net Assets
Gross Expense	1.04%	1.16%	1.18%	1.47%	1.24%
Net Expenses(b)	0.55%	0.57%	0.58%	0.59%	0.59%
Net Investment Income	2.46%	2.96%	2.22%	0.95%	0.44%

INSTITUTIONAL II SHARES	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.026	0.029	0.021	0.010	0.004
Net realized and unrealized gain (loss)	—	—	—	—	—

Total Income (Loss) From Operations	0.026	0.029	0.021	0.010	0.004

Less Distributions From:
Net Investment Income	(0.026)	(0.029)	(0.021)	(0.010)	(0.004)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.026)	(0.029)	(0.021)	(0.010)	(0.004)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	2.61%	2.97%	2.17%	0.96%	0.44%
Net Assets, End of Period (millions)	$3,685	$931	$1,020	$1,894	$671
Ratios to Average Net Assets
Gross Expense	1.03%	1.15%	1.15%	1.47%	1.25%
Net Expenses(b)	0.65%	0.65%	0.58%	0.59%	0.53%
Net Investment Income	2.38%	2.90%	2.12%	1.02%	0.54%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.
(d)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	35

MTB Group of Funds

April 30, 2008

1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of

36 portfolios, 7 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 29 funds (5 of which are only made available to variable annuity contracts) are presented in separate reports.

MTB Fund	Investment Objectives
MTB U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	To seek current income with liquidity and stability of principal.

MTB U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	To seek current income and provide liquidity and security of principal.

MTB Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)(d)	Maximizing current income exempt from federal income tax and providing liquidity and stability of principal.

MTB Money Market Fund (“Money Market Fund”)(d)	To seek current income with liquidity and stability of principal.

MTB Prime Money Market Fund (“Prime Money Market Fund”)(d)	To seek current income with liquidity and stability of principal.

MTB New York Tax-Free Money Market Fund (“New York Tax-Free Money Market Fund”)(d)	To seek a high level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal.

MTB Pennsylvania Tax-Free Money Market Fund (“Pennsylvania Tax-Free Money Market Fund”)(d)	Maximizing current income exempt from federal and Pennsylvania personal income taxes and providing liquidity and security of principal.

(d)	Diversified

All shares of the funds have equal rights with respect to voting, except on class-specific matters.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation – The money market funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements – It is each Fund’s policy to require the other party to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Funds treat the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Funds in excess of the repurchase price and related transaction costs must be remitted to the other party.

Investment Income, Gain and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. All Funds, except Prime Money Market Fund, offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization – All premiums and discounts are amortized/accreted.

(continued next page)

ANNUAL REPORT  /  April 30, 2008

36	NOTES TO FINANCIAL STATEMENTS

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Management has reviewed the tax positions for the open tax year as of April 30, 2008, and have determined that there is no impact resulting from the adoption of this interpretation on the funds financial statements.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other – Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

(continued next page)

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	37

3.	SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	U.S. Treasury Money Market Fund
	Year ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	1,302,398,552	$1,302,398,552	1,240,166,055	$1,240,166,055
Shares issued to shareholders in payment of distributions declared	2,065,014	2,065,014	2,594,209	2,594,209
Shares redeemed	(1,309,652,736)	(1,309,652,736)	(1,251,930,799)	(1,251,930,799)

Net change resulting from Class A Shares transactions	(5,189,170)	$(5,189,170)	(9,170,535)	$(9,170,535)

Class S Shares
Shares sold	161,385,737	$161,385,737	169,414,700	$169,414,700
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(168,017,989)	(168,017,989)	(170,460,770)	(170,460,770)

Net change resulting from Class S Shares transactions	(6,632,252)	$(6,632,252)	(1,046,070)	$(1,046,070)

Institutional I Shares
Shares sold	1,122,522,023	$1,122,522,023	785,647,762	$785,647,762
Shares issued to shareholders in payment of distributions declared	9,426	9,426	3,902	3,902
Shares redeemed	(893,414,428)	(893,414,428)	(786,184,387)	(786,184,387)

Net change resulting from Institutional I Shares transactions	229,117,021	$229,117,021	(532,723)	$(532,723)

Institutional II Shares
Shares sold	1,202,790,532	$1,202,790,532	1,015,867,896	$1,015,867,896
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(1,137,965,773)	(1,137,965,774)	(1,029,943,756)	(1,029,943,756)

Net change resulting from Institutional II Shares transactions	64,824,759	$64,824,758	(14,075,860)	$(14,075,860)

Net change resulting from share transactions	282,120,358	$282,120,357	(24,825,188)	$(24,825,188)

	US Government Money Market
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	131,969,885	$131,969,885	108,502,781	$108,502,781
Shares issued to shareholders in payment of distributions declared	322,788	322,789	268,646	268,646
Shares redeemed	(129,253,631)	(129,253,630)	(90,521,954)	(90,521,954)

Net change resulting from Class A Shares transactions	3,039,042	$3,039,044	18,249,473	$18,249,473

Institutional I Shares
Shares sold	2,822,978,704	$2,822,978,704	1,942,640,895	$1,942,640,895
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(2,045,417,416)	(2,045,417,416)	(1,803,931,084)	(1,803,931,084)

Net change resulting from Institutional I Shares transactions	777,561,288	$777,561,288	138,709,811	$138,709,811

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ANNUAL REPORT  /  April 30, 2008

38	NOTES TO FINANCIAL STATEMENTS

	U.S. Government Money Market
	Year ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Institutional II Shares
Shares sold	5,883,261,616	$5,883,261,616	2,934,355,966	$2,934,355,966
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(5,540,859,200)	(5,540,859,200)	(2,708,017,195)	(2,708,017,195)

Net change resulting from Institutional II Shares transactions	342,402,416	$342,402,416	226,338,771	$226,338,771

Net change resulting from share transactions	1,123,002,746	$1,123,002,748	383,298,055	$383,298,055

	Tax-Free Money Market Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	25,499,039	$25,499,039	49,573,130	$49,573,130
Shares issued to shareholders in payment of distributions declared	484,060	484,060	606,933	606,933
Shares redeemed	(23,571,538)	(23,571,538)	(61,797,876)	(61,797,876)

Net change resulting from Class A Shares transactions	2,411,561	$2,411,561	(11,617,813)	$(11,617,813)

Institutional I Shares
Shares sold	162,748,041	$162,748,041	154,626,462	$154,626,462
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(134,237,382)	(134,237,382)	(167,363,822)	(167,363,822)

Net change resulting from Institutional I Shares transactions	28,510,659	$28,510,659	(12,737,360)	$(12,737,360)

Institutional II Shares
Shares sold	116,654,712	$116,654,712	77,079,955	$77,079,955
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(106,871,595)	(106,871,595)	(85,588,401)	(85,588,401)

Net change resulting from Institutional II Shares transactions	9,783,117	$9,783,117	(8,508,446)	$(8,508,446)

Net change resulting from share transactions	40,705,337	$40,705,337	(32,863,619)	$(32,863,619)

	Money Market Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	3,400,731,250	$3,400,731,253	3,571,582,973	$3,571,582,973
Shares issued to shareholders in payment of distributions declared	18,743,703	18,746,228	23,534,819	23,534,819
Shares redeemed	(3,321,941,787)	(3,321,941,787)	(3,600,109,712)	(3,600,109,712)

Net change resulting from Class A Shares transactions	97,533,166	$97,535,694	(4,991,920)	$(4,991,920)

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April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	39

	Money Market Fund
	Year ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A2 Shares*
Shares sold	479,652,773	$479,652,640	296,164,308	$296,164,308
Shares issued to shareholders in payment of distributions declared	11,333,246	11,333,243	3,076,281	3,076,281
Shares redeemed	(187,547,979)	(187,547,980)	(151,901,097)	(151,901,097)

Net change resulting from Class A2 Shares* transactions	303,438,040	$303,437,903	147,339,492	$147,339,492

Class B Shares
Shares sold	330,563	$330,563	178,193	$178,193
Shares issued to shareholders in payment of distributions declared	3,053	3,053	6,675	6,675
Shares redeemed	(178,451)	(178,451)	(251,485)	(251,485)

Net change resulting from Class B Shares transactions	155,165	$155,165	(66,617)	$(66,617)

Class S Shares
Shares sold	654,565,618	$654,565,618	611,448,987	$611,448,987
Shares issued to shareholders in payment of distributions declared	1,587	1,587	484	484
Shares redeemed	(653,614,942)	(653,614,942)	(596,059,654)	(596,059,654)

Net change resulting from Class S Shares transactions	952,263	$952,263	15,389,817	$15,389,817

Institutional I Shares
Shares sold	1,710,714,332	$1,710,714,331	1,051,140,449	$1,051,140,449
Shares issued to shareholders in payment of distributions declared	746,323	746,323	935,394	935,394
Shares redeemed	(1,423,531,427)	(1,423,531,427)	(1,057,583,222)	(1,057,583,222)

Net change resulting from Institutional I Shares transactions	287,929,228	$287,929,227	(5,507,379)	$(5,507,379)

Institutional II Shares
Shares sold	1,980,179,022	$1,980,179,022	1,665,241,294	$1,665,241,294
Shares issued to shareholders in payment of distributions declared	2,124	2,124	990	990
Shares redeemed	(1,430,751,585)	(1,430,751,585)	(1,660,323,382)	(1,660,323,382)

Net change resulting from Institutional II Shares transactions	549,429,561	$549,429,561	4,918,902	$4,918,902

Net change resulting from share transactions	1,239,437,423	$1,239,439,813	157,082,295	$157,082,295

*	Effective July 1, 2006, the Institutional Shares of the Money Market Fund were renamed Class A2 Shares.

	Prime Money Market Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Corporate Shares**
Shares sold	1,996,772,247	$1,996,772,247	1,543,871,714	$1,543,871,714
Shares issued to shareholders in payment of distributions declared	5,089,659	5,089,659	5,372,163	5,372,163
Shares redeemed	(1,896,347,148)	(1,896,347,150)	(1,513,685,646)	(1,513,685,646)

Net change resulting from transactions	105,514,758	$105,514,756	35,558,231	$35,558,231

**	Effective August 31, 2006, the Institutional Shares of the Prime Money Market Fund were renamed Corporate Shares

(continued next page)

ANNUAL REPORT  /  April 30, 2008

40	NOTES TO FINANCIAL STATEMENTS

	New York Tax-Free Money Market
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	255,315,018	$255,315,023	249,106,966	$249,106,966
Shares issued to shareholders in payment of distributions declared	1,697,102	1,697,101	2,141,948	2,141,948
Shares redeemed	(237,414,192)	(237,414,193)	(268,667,921)	(268,667,921)

Net change resulting from Class A Shares transactions	19,597,928	$19,597,931	(17,419,007)	$(17,419,007)

Institutional I Shares
Shares sold	152,550,921	$152,550,921	102,216,963	$102,216,963
Shares issued to shareholders in payment of distributions declared	45,752	45,752	9,800	9,800
Shares redeemed	(133,726,597)	(133,726,821)	(99,414,140)	(99,414,140)

Net change resulting from Institutional I Shares transactions	18,870,076	$18,869,852	2,812,623	$2,812,623

Net change resulting from share transactions	38,468,004	$38,467,783	(14,606,384)	$(14,606,384)

	Pennsylvania Tax-Free Money Market Fund
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	14,367,429	$14,367,429	14,946,284	$14,946,284
Shares issued to shareholders in payment of distributions declared	90,351	90,351	55,718	55,718
Shares redeemed	(11,956,267)	(11,956,267)	(11,847,107)	(11,847,107)

Net change resulting from Class A Shares transactions	2,501,513	$2,501,513	3,154,895	$3,154,895

Institutional I Shares
Shares sold	117,155,179	$117,155,180	76,324,001	$76,324,001
Shares issued to shareholders in payment of distributions declared	11,736	11,735	16,421	16,421
Shares redeemed	(73,279,225)	(73,279,226)	(90,671,580)	(90,671,580)

Net change resulting from Institutional I Shares transactions	43,887,690	$43,887,689	(14,331,158)	$(14,331,158)

Institutional II Shares
Shares sold	8,573,461	$8,573,461	7,211,961	$7,211,961
Shares issued to shareholders in payment of distributions declared	3	3	—	—
Shares redeemed	(5,819,215)	(5,819,215)	(7,300,741)	(7,300,741)

Net change resulting from Institutional II Shares transactions	2,754,249	$2,754,249	(88,780)	$(88,780)

Net change resulting from share transactions	49,143,452	$49,143,451	(11,265,043)	$(11,265,043)

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	41

4.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to an expiring capital loss carryforward. For the year ended April 30, 2008, permanent differences identified and reclassified among the components of net assets for Tax-Free Money Market Fund were as follows:

Accumulated Net Realized Loss	Paid in Capital
$819	$(819)

Net investment income (loss), net realized gain (losses), and net assets were not affected by this reclassification

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended April 30, 2008 and 2007 was as follows:

Fund	2008 Ordinary Income*		2007 Ordinary Income*
U.S. Treasury Money Market Fund	$32,433,694		$39,129,837
U.S. Government Money Market Fund	121,171,653		116,732,747
Tax-Free Money Market Fund	3,175,219	**	3,589,397	***
Money Market Fund	108,036,601		92,434,768
Prime Money Market Fund	17,189,592		14,901,873
New York Tax-Free Money Market Fund	3,245,836	**	3,615,125	***
Pennsylvania Tax-Free Money Market Fund	781,052	**	829,803	***

*	For Tax purpose short-term capital gain distributions are considered ordinary income distributions.

**	Included in this amount is tax exempt income of $3,175,219, $3,224,881 and $781,052 for Tax-Free Money Market Fund, New York Tax-Free
Money Market Fund and Pennsylvania Tax-Free Money Market Fund, respectively.

***	Included in this amount is tax exempt income of $3,589,397, $3,615,125 and $829,803 for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund, respectively.

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed (Distribution in Excess of) Ordinary Income	Capital Gain/Loss Carryforward
U.S. Treasury Money Market Fund	(118,221)	(33)
U.S. Government Money Market Fund	(1,296,040)	—
Tax-Free Money Market Fund	12,428 *	(570)
Money Market Fund	(1,234,345)	(11,291)
Prime Money Market Fund	(194,048)	(2,927)
New York Tax-Free Money Market Fund	(2,132)*	5
Pennsylvania Tax-Free Money Market Fund	2,510 *	—

*	Included in this amount is tax exempt income of $12,428, $(2,132) and $2,510 for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund, respectively.

At April 30, 2008, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in					Total Capital Loss
Fund Name	2010	2011	2012	2013	2014	Carryforwards
U.S. Treasury Money Market Fund	$—	$—	$—	$—	$33	$33
Tax-Free Money Market Fund	570	—	—	—	—	570
Money Market Fund	—	11,291	—	—	—	11,291
Prime Money Market Fund	—	2,750	—	—	177	2,927

The New York Tax-Free Money Market Funds used capital loss carryforwards of $340 to offset taxable capital gains realized during the year ended April 30, 2008. The Tax-Free Money Market Fund used capital loss carryforwards of $56 to offset taxable capital gain realized during the year ended April 30, 2008 and had $819 of expired capital loss carryforward for the year ended April 30, 2008.

(continued next page)

ANNUAL REPORT  /  April 30, 2008

42	NOTES TO FINANCIAL STATEMENTS

5.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee – MTB Investment Advisors, Inc. (the “Advisor”), receives for its services an annual investment advisor fee equal to 0.40% of each Fund’s average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. For the year ended April 30, 2008, the Adviser voluntarily agreed to waive, and/or reimburse operating expenses (excluding 12b-1 and shareholder services fees) of each Fund in order to limit each Fund’s average expenses for the year to the net expense ratios shown in each Fund’s financial highlights. The Advisor can modify or terminate this voluntary agreement at any time in its sole discretion.

Administrative Fee – Federated Services Company (FServ) served as co administrator to the Trust prior to November 30, 2007. Effective April 1, 2008 MTB Investment Advisors, Inc. (“MTBIA”) replaced M&T Securities, Inc. (“M&T”) as co-administrator to the Trust. MTBIA, in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds.

Administrative services were provided for at an aggregate annual fee as specified below:

Fee payable to FServ: (May 1, 2007 through November 30, 2007)

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $2 billion
0.03%	on the next $2 billion
0.02%	on the next $3 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Fees payable to M&T Securities: (May 1, 2007 through March 31, 2008)

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

Fees payable to MTBIA (effective April 1, 2008 through April 30, 2008)

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

FServ and M&T Securities and MTBIA, may each voluntarily choose to waive any portion of its fee. FServ, M&T and MTBIA can each modify or terminate its voluntary waiver at any time at its sole discretion.

Effective September 10, 2007, the Trust entered into a fund administration and accounting agreement and custody agreement with The

Bank of New York. Fees for such services are based on assets and volume of transactions. Effective December 1, 2007, FServ no longer served as co-administrator to the Trust.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds, except U.S. Treasury Money Market Fund’s Class A Shares, Money Market Fund’s Class A Shares and New York Tax-Free Money Market Fund’s Class A Shares, to pay fees to financial intermediaries, which may be paid through Edgewood Securities, Inc. (Edgewood), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds for Class A Shares, Class A2 Shares, Class S Shares, Corporate Shares and Institutional II Shares and up to 0.75% of the average daily net assets of the Funds for Class B Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares.

Edgewood is a wholly-owned subsidiary of Federated Investors, Inc. Effective November 16, 2007, ALPS Distributors, Inc. replaced Edgewood as principal distributor of the Funds. For the period November 16, 2007 through November 16, 2010, the Bank of New York has agreed to pay the excess amount of fees payable to ALPS Distributors, Inc, for transfer agency services when the total expenses payable to all funds exceed $1,047,803 per year. These amounts are shown as waivers on the Statement of Operations.

The Funds may waive or reduce the maximum amount of Distribution Services Fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including Edgewood) may waive or reduce any fees to which they are entitled. For the period May 1, 2007 through November 16, 2007, Edgewood did not retain any fees paid by the Funds. ALPS Distributors Inc., also did not retain any fees paid by the Funds for the period November 16, 2007 through April 30, 2008.

Foresides Management Services. LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds. For the period from September 10, 2007 through September 10, 2008, the Bank of New York has agreed to pay FMS’ fee in excess of $135,000 per annum. For the twelve month period ended September 10, 2009, Bank of New York will pay 50% of FMS’ fee in excess of $135,000. After September 10, 2009, the Funds will pay the entire FMS fee. The amounts paid by the Bank of New York are shown as waivers on the Statement of Operations.

Sales Charges – Class B Shares may be subject to a contingent deferred sales charge (CDSC). The redemption proceeds with respect to Class B Shares may be reduced by the CDSC and the CDSC decreases the longer Class B Shares are held. Class B Shares convert to Class A Shares (which pay lower ongoing expenses) eight years after purchase. This is a non-taxable event.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by FServ, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class A2 Shares, Class B Shares, Class S Shares, Corporate Shares and Institutional I Shares to financial intermediaries (which may include the Distributor, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities has entered into a Shareholder Services Agreement with FServ under the Shareholder Serv-

(continued next page)

April 30, 2008  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	43

ices Plan and is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares. The Funds may waive, reimburse or reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T Securities) may waive, reimburse or reduce any fees to which they are entitled. For the period May 1, 2007 through November 30, 2007, neither FServ nor any affiliate received any fees paid by the Funds. ALPS Distributors Inc. also did not receive any fees paid by the Funds for the period December 1, 2007 through April 30, 2008. For the year ended April 30, 2008, M&T Securities or an affiliate retained a portion of the fees paid by the Funds which are listed in the chart below.

Fund	Shareholder Services Fee Retained
MTB U.S. Treasury Money Market Fund	$336,286
MTB U.S. Government Money Market Fund	23,169
MTB Tax Free Money Market Fund	38,871
MTB Money Market Fund	2,043,369
MTB Prime Money Market Fund	188,221
MTB New York Tax-Free Money Market Fund	190,028

General – Certain of the Officers of the Trust are Officers of the above companies that provide services to the Funds.

6.	CONCENTRATION OF CREDIT RISK

Since New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2008, 25.2% for New York Tax-Free Money Market Fund and

38.8% for Pennsylvania Tax-Free Money Market Fund of the secu-

rities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 9.4% for New York Tax-Free Money Market Fund and 10.7% for Pennsylvania Tax-Free Money Market Fund.

7.	LINE OF CREDIT

The Funds participated in a $10,000,000 unsecured, committed revolving line of credit (LOC) agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. Effective October 17, 2007, the LOC was terminated.

On February 13, 2008, the Funds entered into a new line of credit agreement with The Bank of New York. The borrowing charges remained the same as in the previous agreement. The Funds did not utilize the LOC during the period February 13, 2008 through April 30, 2008.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

ANNUAL REPORT  /  April 30, 2008

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities of MTB U.S. Treasury Money Market Fund, MTB U.S. Government Money Market Fund, MTB Tax-Free Money Market Fund, MTB Money Market Fund, MTB Prime Money Market Fund, MTB New York Tax-Free Money Market Fund and MTB Pennsylvania Tax-Free Money Market Fund, seven of the Funds constituting MTB Group of Funds, (the “Funds”), including the portfolios of investments, as of April 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned MTB Group of Funds at April 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 24, 2008

April 30, 2008  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	45

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The Trust is comprised of 36 funds and is the only investment company in the Fund complex. Unless otherwise noted, each Board member oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held
Mark J. Czarnecki* Manufacturers and Traders Trust Company (“M&T Bank”) One M&T Plaza Buffalo, NY 14203 Birth date: November 3, 1955 TRUSTEE Began serving: August 2000	Principal Occupation: Executive Vice President, M&T Bank Holding Corp., (bank holding company). Other Directorships Held: None
Jeffrey Durkee* Manufacturers and Traders Trust Company (“M&T Bank”) 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: November 19, 1958 TRUSTEE Began serving: December 2007	Principal Occupation: Executive Vice President, M&T Bank. Other Directorships Held: None

*Mark J. Czarnecki and Jeffrey Durkee are “interested” due to positions they hold with M&T Bank, the parent of the Funds’ adviser.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held
Joseph J. Castiglia PO Box 438 West Falls, NY 14170 Birth date: July 20, 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Chairman, Community Foundation for Greater Buffalo; Chairman, Buffalo Olmsted Parks Conservancy.

Other Directorships Held: The Energy East Corp.; Community Foundation for
Greater Buffalo.

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

John S. Cramer 299 Beacon Drive Harrisburg, PA 17112 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc. (healthcare company) since February 2006.

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Positions: President Emeritus, Pinnacle Health Systems (health care).

Daniel R. Gernatt, Jr. 13870 Taylor Hollow Roads Collins, NY 14034 Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupation: President, CEO and CFO, Gernatt Family Companies; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

ANNUAL REPORT  /  April 30, 2008

46	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

William H. Cowie, Jr. 1408 Ruxton Road Baltimore, MD 21204 Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: None Previous Positions: Vice Chairman of Signet Banking Corp.

Richard B. Seidel 1729 Hibberd Lane West Chester, PA 19380 Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupation: Chairman and Director (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None

Dr. Marguerite D. Hambleton 62 LaNoche Court Buffalo, NY 14221 Birth date: February 19, 1943 TRUSTEE Began serving: September 2005

Principal Occupation: Member, Catholic Hospital System; Chairman, Member, AAA Foundation for Traffic Safety; Chairman, AAA Foundation for Traffic Safety R&D Committee; Vice Chairman, New York State AAA; President, Buffalo Club Board.

Other Directorships Held: None

Previous Positions: Chairman, Federal Reserve (Buffalo Branch); Board Member, Western New York Public Broadcasting; Trustee, Canisus College.

OFFICERS

Name Address Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions

Carl W. Jordan One M&T Plaza Buffalo, NY 14221 Birth date: January 2, 1955 PRESIDENT Began serving: May 2001	Principal Occupation: Senior Vice President, M&T Bank, 2001-Present; Administrative Vice President, M&T Bank, 1995-2001.

Todd E. Richards 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: August 5, 1948 VICE PRESIDENT Began serving: March 2006	Principal Occupation: Vice President, M&T Bank, 2000-Present; Vice President, Director of Mutual Fund Services, M&T Securities, since January 2006. Previous Positions: President, Keystone Brokerage.

Philip Carbone 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: July 27, 1954 VICE PRESIDENT Began serving: September 2003	Principal Occupation: Vice President, Director of Distribution for Proprietary Products, M&T Securities, since 2003; Manager, Vision Shareholder Services and Discount Brokerage, 1998-2002.

April 30, 2008  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	47

Name Address Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions

Michael D. Daniels 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: October 26, 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Funds; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA from 2006 to 2007; Vice President, Calamos Asset Management from 2004 to 2006; Vice President, JP Morgan Chase Bank from 2002 to 2004.

Jeffrey M. Seling 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: September 20, 1970 VICE PRESIDENT Began serving: June 2007	Principal Occupation: Vice President, M&T Bank Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

Bradley J. Swenson 1290 Broadway, Suite 1100 Denver, CO 80203 Birth date: November 11, 1972 AML COMPLIANCE OFFICER Began serving: September 2007	Principal Occupation: Chief Compliance Officer, ALPS Distributors, Inc. Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.

Guy Nordahl 200 Park Avenue, 55th floor New York, NY 10166 Birth date: August 27, 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.

Lisa Grosswirth 101 Barclay, 13E New York, NY 10286 Birth date: July 12, 1963 SECRETARY Began serving: September 2007	Principal Occupation: Assistant Vice President, BNY Mellon Asset Servicing since 2004. Previous Positions: Supervisory Paralegal, The Dreyfus Corporation, 1998 through 2004.

Richard Berthy Two Portland Square, 1st floor Portland, ME 04101 Birth date: October 23, 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Administrative Officer and Partner, Foreside Financial Group, LLC.

Previous Positions: President and Secretary, Bainbridge Capital Management, LLC from June 2004 to June 2006, Vice President, Bainbridge Capital Management from August 2002 to May 2004.

Thomas R. Rus 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: October 11, 1959 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupation: Chief Compliance Officer, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Vice President and Associate Counsel, M&T Bank, 2003-2004; Vice President and Trust Counsel, AllFirst Financial, Inc., 1995-2003.

ANNUAL REPORT  /  April 30, 2008

48

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Funds’ website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link to Form N-PX. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

April 30, 2008  /  ANNUAL REPORT

Investment Advisor

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Co-Administrator

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Co-Administrator, Accountant and

Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Transfer Agent and Dividend

Disbursing Agent

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Independent Registered Public

Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.

Since we are required by law to send an Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

(6/08)

1-800-836-2211  /  mtbfunds.com

MTB FUNDS

100 EAST PRATT STREET, 15th FLOOR

BALTIMORE, MD 21202

MTB-AR-000-0608

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c)	Not Applicable

(d)	Not Applicable

(e)	Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Joseph J. Castiglia, William H. Cowie, Jr., John S. Cramer, and Richard B. Seidel.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008—$548,000

Fiscal year ended 2007—$520,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008—$0

Fiscal year ended 2007—$0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $11,000 respectively. Fiscal year end 2007—Issuance of consents in relation to form N-1A and N-14 filings.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008—$0

Fiscal year ended 2007—$0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008—$0

Fiscal year ended 2007—$0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its

Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008—0%

Fiscal year ended 2007—0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008—0%

Fiscal year ended 2007—0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008—0%

Fiscal year ended 2007—0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2008—$0

Fiscal year ended 2007—$0

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to report.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MTB Group of Funds

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 30, 2008

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 30, 2008

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 30, 2008